                                                                   Exhibit 10.50

                       MISCELLANEOUS/CONSULTANT SERVICES

STATE AGENCY (Name and Address):      NYS COMPTROLLER'S NUMBER:

New York State Department of Health   ORIGINATING- AGENCY CODE: 12000
Office of Managed Care
Empire State Plaza
Corning Tower, Room 2074
Albany, NY 12237-0094

CONTRACTOR (Name and Address):        TYPE OF PROGRAM(S):

CarePlus, LLC                         Family Health Plus
21 Penn Plaza
360 West 31st Street, 5th Floor
New York, NY 10001

CHARITIES REGISTRATION NUMBER:        CONTRACT TERM
                                         FROM: October 1, 2001
                                         TO: September 30, 2003

FEDERAL TAX IDENTIFICATION NUMBER     FUNDING AMOUNT FOR CONTRACT TERM:
                                      Based on approved capitation rates

MUNICIPALITY NO. (if applicable):

STATUS:                               THIS CONTRACT IS RENEWABLE FOR ONE
                                      ADDITIONAL TWO-YEAR PERIOD AND A
CONTRACTOR IS ( ) IS NOT (X) A        SUBSEQUENT ONE-YEAR PERIOD SUBJECT TO THE
   SECTARIAN ENTITY                   APPROVAL OF THE STATE DEPARTMENT OF
                                      HEALTH, THE DEPARTMENT OF HEALTH AND HUMAN
CONTRACTOR IS ( ) IS NOT (X) A NOT-   SERVICES, AND THE OFFICE OF THE STATE
   FOR-PROFIT ORGANIZATION            COMPTROLLER

CONTRACTOR IS (X) IS NOT ( ) A
   NY STATE BUSINESS ENTERPRISE

BID OPENING DATE:

Proposal Due Dates:
March 16, 2001 (Phase I), and
April 13, 2001 (Phase II)

                  FAMILY HEALTH PLUS MODEL CONTRACT ATTESTATION

I ________________________, being an individual authorized to execute agreements on behalf of ___________________________________________________________________
                             (NAME OF MANAGED CARE ORGANIZATION)

(hereafter "MCO") hereby attest that the Family Health Plus Contract submitted by MCO to The New York State Department of Health, follows the latest Family Health Plus model contract supplied to us by The New York State Department of Health. This contract contains no deviations from the aforementioned model contract language.


-------------------------------------   ----------------------------------------
                (DATE)                                (SIGNATURE)

                                        ----------------------------------------
                                                  (PRINT NAME IN FULL)

                                        ----------------------------------------
                                                        (TITLE)


-------------------------------------
     (NOTARY SEAL AND SIGNATURE)

 INSTRUCTIONS FOR MANAGED CARE ORGANIZATION EXECUTION OF 10/1/200 FAMILY HEALTH
                                 PLUS CONTRACT

     Any change to the FHPlus model contract must be prior approved by the New York State Department of Health (SDOH) and the Centers for Medicare and Medicaid Services (CMS). Please submit any proposed changes to the attention of the Office of Managed Care as soon as possible to ensure timely contract execution.

     Two copies of the contract are enclosed; both copies must be fully executed by the Managed Care Organization (MCO) and returned by July 27, 2001 to:

                                  Deborah Smead
                       New York State Department of Health
                       Bureau of Intergovernmental Affairs
                            Corning Tower, Room 2074
                             Albany, New York 12237

     Please complete the following sections of the contract as instructed below:

MISCELLANEOUS/CONSULTANT SERVICES CONTRACT COVER PAGE: Fill in the following sections of the contract cover page:

     -    Charities Registration Number, if applicable;

     -    Federal Tax Identification Number for your organization;

     -    Municipality Number, if applicable;

     - Status - Complete the check boxes regarding your organization's status as a sectarian entity, not-for-profit organization, and NYS Business Enterprise as appropriate.

- SECTION 2.10 (NOTICES): Insert Contractor (MCO) name and address for delivery of notices. Individuals names should not be included in the address, but a title, e.g., Chief Executive Officer, can be included in the address.

- APPENDIX B (CERTIFICATION REGARDING LOBBYING): Fill in Plan (MCO) Name on page B-1. Page B-3 must be signed by the responsible party at the MCO, with signature date, signer's title, and the organization name completed.

- APPENDIX B-1 (STANDARD CONTRACT/BID INSERT FORM): MCOs were required to complete this form as part of the response to the FHPlus Recruitment. For those MCOs that completed and submitted B-1 during the recruitment process, the MCO-completed B-1 form is included as Appendix B-1 of the enclosed contract. Plans that did not complete B-1 during the recruitment process must complete and submit this form with the executed contract.

- APPENDIX K (PREPAID BENEFIT PACKAGE): For the following services, complete the appropriate check box indicating whether the service is covered or non-covered in the MCO's Benefit Package.

     -    Family Planning and Reproductive Health Services (page K-7)

     -    Dental (page K-8)

- APPENDIX N (PROOF OF WORKERS' COMPENSATION COVERAGE) AND APPENDIX 0 (PROOF OF DISABILITY INSURANCE COVERAGE): Unless the Contractor is a political subdivision of New York State, the Contractor must submit proof, completed by the Contractor's insurance carrier and/or the Workers' Compensation Board, of coverage for Workers' Compensation. Workers' Compensation Insurance or Disability Insurance coverage must be active and current when this contract takes effect on October 1, 2001. If the form submitted indicates a coverage-expiration date prior to the October 1, 2001 contract effective date, SDOH will not be able to process your contract until a current certificate is submitted. Proof of coverage consists of one of the following:


                     FHPLUS - OCTOBER 1, 2001 MODEL CONTRACT
                             PROCESSING INSTRUCTIONS

     FOR APPENDIX N, PROOF OF WORKERS' COMPENSATION COVERAGE:

     - Certificate of Workers' Compensation Insurance, on the Workers' Compensation Board form C-105.2 or the State Insurance Fund form U-26.3 (naming the Dept. of Health, Corning Tower Rm. 1315, Albany, NY 12237-0016), or

     - Affidavit Certifying That Compensation Has Been Secured, form SI-12, or

     - Statement That Applicant Does Not Require Workers' Compensation or Disability Benefits Coverage, form 105.21, completed for workers' compensation; and

     FOR APPENDIX 0, PROOF OF DISABILITY INSURANCE COVERAGE:

     -    Certificate of Insurance, form DB-120.1, or

     - Notice of Qualification as Self Insurer Under Disability Benefits Law, form DB-153, or

     - Statement That Applicant Does Not Require Workers' Compensation or Disability Benefits Coverage, form 105.21, completed for disability benefits insurance.

     SIGNATURE PAGE: The signature page is located two pages after the contract cover page. After completing the required contract sections noted above, the contract must be signed by the responsible party at the Managed Care Organization. The title of the signer and the signature date must be filled in on the signature page. The MCO signature must be notarized and all blanks in the notarization section must be filled in. The expiration date of the Notary's commission must be included on the signature page.

- ATTESTATION FORM: If no changes have been made to standard sections of the contract, the Attestation Form indicating that no changes have been made to the contract must be signed. Return two signed originals of the Attestation Form.

     If changes have been made to the standard sections of the contract, prior approval must first be obtained from SDOH and CMS. If approved changes have been made to the contract, the MCO must prepare a transmittal letter which identifies those changes and indicates that the changes have been prior approved by SDOH and CMS.

      PLEASE CAREFULLY CHECK ALL SECTIONS OF THE CONTRACT FOR COMPLETENESS.

     If you have any questions regarding the process for executing the FHPlus contract, please contact Deborah Smead or Jay Mohr at (518) 473-1584.

NOTE:

     A final copy of the provider directory and member handbook for your Family Health Plus product must be submitted to the Office of Managed Care by August 15, 2001. All marketing plans and materials must be approved by SDOH prior to MCO marketing and enrollment. MCOs will not be permitted to market to and enroll potential FHPlus members prior to submission and SDOH approval of these documents:

     -    Marketing Plan;

     -    Marketing Materials;

     -    Provider Directories;

     -    Member Handbook.

     Member Handbooks should be sent to Family Health Plus; marketing plans and materials and provider directories should be sent to the Bureau of Intergovernmental Affairs.


                     FHPLUS - OCTOBER 1, 2001 MODEL CONTRACT
                             PROCESSING INSTRUCTIONS

                 APPENDICES ATTACHED AND PART OF THIS AGREEMENT

-X- APPENDIX A     Standard Clauses as required by the Attorney General for all
                   State contracts.

-X- APPENDIX B     Certification Regarding Lobbying

-X- APPENDIX B-1   Standard Contract/Bid Insert Form

-X- APPENDIX C     New York State Department of Health FHPlus Guidelines for the
                   Provision of Family Planning and Reproductive Health Services

-X- APPENDIX D     New York State Department of Health FHPlus Marketing
                   Guidelines

-X- APPENDIX E     New York State Department of Health FHPlus Member Handbook
                   Guidelines

-X- APPENDIX F     New York State Department of Health FHPlus Complaint and
                   Appeals Program Guidelines

-X- APPENDIX G     New York State Department of Health Guidelines for the
                   Provision of Emergency Care and Services for the FHPlus
                   Program

-X- APPENDIX H     New York State Department of Health Guidelines for the
                   Processing of Enrollments and Disenrollments for the FHPlus
                   Program

-X- APPENDIX I     New York State Department of Health Guidelines for Use of
                   Medical Residents in the FHPlus Program

-X- APPENDIX J     New York State Department of Health Guidelines for FHPlus
                   Compliance with the Americans with Disabilities Act

-X- APPENDIX K     New York State Department of Health FHPlus Prepaid Benefit
                   Package Definitions of Covered and Non-Covered Services

-X- APPENDIX L     Approved Capitation Payment Rates for the FHPlus Program
                   Service

-X- APPENDIX M     Area for the FHPlus Program

-X- APPENDIX N     Proof of Worker's Compensation Coverage

-X- APPENDIX 0     Proof of Disability Insurance Coverage

-X- APPENDIX P     FHPlus Facilitated Enrollment, if applicable

-X- APPENDIX X     Modification Agreement Form (to accompany modified appendices for changes in term or consideration on an existing period or for renewal periods)

IN WITNESS THEREOF, the parties hereto have executed or approved this AGREEMENT on the dates below their signatures.

                                        Contract No.
                                                     ---------------------------

CONTRACTOR                              STATE AGENCY

                                        New York State Department of Health

-------------------------------------


By:                                     By:
    ---------------------------------       ------------------------------------
               Printed Name                             Printed Name

Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

                                        State Agency Certification:

                                        "In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract."

STATE OF NEW YORK
                          SS.:
County of _____________

On the ____________ day of __________________ 19_, before me personally appeared ______________________________________ to me known, who being by me duly sworn, did depose and say that he/she resides at _________________________, that he/she is the ______________________________ of the ___________________________________
the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation. (Notary)

     ATTORNEY GENERAL'S SIGNATURE             STATE COMPTROLLER'S SIGNATURE


-------------------------------------   ----------------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Contract Cover Page/Signature Page Recitals

Section 1   Definitions

Section 2   Agreement Term, Amendments, Extensions, and General Agreement
            Administration Provisions
            2.1    Term
            2.2    Amendments
            2.3    Approvals
            2.4    Entire Agreement
            2.5    Renegotiation
            2.6    Assignment and Subcontracting
            2.7    Termination
                   a.   SDOH Initiated Termination of Agreement
                   b.   Contractor and SDOH Initiated Termination
                   c.   Contractor Initiated
                   d.   Termination Due to Loss of Funding
            2.8    Close-Out Procedures
            2.9    Rights and Remedies
            2.10   Notices
            2.11   Severability

Section 3   Compensation
            3.1    Capitation Payments
            3.2    Modification of Rates During Agreement Period
            3.3    Rate Setting Methodology
            3.4    Payment of Capitation
            3.5    Denial of Capitation Payments
            3.6    SDOH Right to Recover Premiums
            3.7    Third Party Health Insurance Determination
            3.8    Supplemental Maternity Capitation Payment
            3.9    Contractor Financial Liability
            3.10   Reinsurance
            3.11   Enrollment Limitations

Section 4   Service Area

Section 5   FHPlus Eligibles

            5.1    Eligible Persons


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Section 6    Enrollment
             6.1     Enrollment Guidelines
             6.2     Equality of Access to Enrollment
             6.3     Enrollment Decisions
             6.4     Prohibition Against Conditions on Enrollment
             6.5     Newborn Enrollment
             6.6     Effective Date of Enrollment
             6.7     Roster
             6.8     Automatic Re-Enrollment

Section 7    Initial Enrollment Period
             7.1     Initial Enrollment Period
             7.2     Disenrollment During Initial Enrollment Period
             7.3     Notifications Regarding Initial Enrollment Period and End
                        of Initial Enrollment Period

Section 8    Disenrollment
             8.1     Disenrollment Guidelines
             8.2     Disenrollment Prohibitions
             8.3     Reasons for Voluntary Disenrollment
             8.4     Processing of Disenrollment Requests
             8.5     Contractor Notification of Disenrollments
             8.6     Contractor's Liability
             8.7     Enrollee Initiated Disenrollment
             8.8     Contractor Initiated Disenrollment
             8.9     LDSS Initiated Disenrollment

Section 9    Guaranteed Eligibility

Section 10   Benefit Package, Covered and Non-Covered Services
             10.1    Contractor Responsibilities
             10.2    Compliance with Applicable Laws
             10.3    Definitions
             10.4    Provision of Services Through Participating and
                        Non-Participating Providers
             10.5    Child Teen Health Program / Adolescent Preventive
                        Services/EPSDT
             10.6    Adult Protective Services
             10.7    Court-Ordered Services
             10.8    Family Planning and Reproductive Health Services
             10.9    Prenatal Care
             10.10   Direct Access
             10.11   Emergency Services


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             10.12   Services for Which Enrollees Can Self Refer
                     a.   Mental Health and Alcohol/Substance Abuse
                     b.   Vision Services
                     c.   Diagnosis and Treatment of Tuberculosis
                     d.   Family Planning/Reproductive Health
             10.13   Second Opinions for Medical or Surgical Care
             10.14   Coordination with Local Public Health Agencies
             10.15   Public Health Services

                     a.   Tuberculosis Screening, Diagnosis and Treatment;
                             Directly Observed Therapy (TB/DOT)
                     b.   Immunizations.
                     c.   Prevention and Treatment of Sexually Transmitted
                          Diseases
                     d.   Lead Poisoning 10.16 Adults with Chronic Illnesses and
                             Physical or Developmental Disabilities
             10.17   Persons Requiring Ongoing Mental Health Services
             10.18   Member Needs Relating to HIV
             10.19   Persons Requiring Alcohol/Substance Abuse Services
             10.20   Native Americans
             10.21   Women, Infants, and Children (WIC)
             10.22   Coordination of Services

Section 11   Marketing
             11.1    Marketing Plan
             11.2    Marketing Activities
             11.3    Prior Approval of Marketing Materials, Procedures,
                        Subcontracts
             11.4    Marketing Infractions
             11.5    Additional Marketing Guidelines

Section 12   Member Services
             12.1    General Functions
             12.2    Translation and Oral Interpretation
             12.3    Communicating with the Visually, Hearing and Cognitively
                        Impaired

Section 13   Enrollee Notification
             13.1    Provider Directories/Office Hours for Participating
                        Providers
             13.2    Member ID Cards
             13.3    Member Handbooks
             13.4    Notification of Effective Date of Enrollment
             13.5    Notification of Enrollee Rights
             13.6    Enrollee's Rights To Advance Directives
             13.7    Approval of Written Notices.


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             13.8    Contractor's Duty to Report Lack of Contact
             13.9    Contractor Responsibility to Notify Enrollee of Expected
                        Effective Date of Enrollment
             13.10   LDSS Notification of Enrollee's Change in Address
             13.11   Contractor Responsibility to Notify Enrollee of Effective
                        Date of Benefit Package Change
             13.12   Contractor Responsibility to Notify Enrollee of
                        Termination, Service Area Changes and Network Changes

Section 14   Complaint and Appeal Procedure
             14.1    Contractor's  Program to Address  Complaints
             14.2    Notification of Complaint and Appeal  Program
             14.3    Guidelines  for Complaint and Appeal Program
             14.4    Complaint Investigation Determinations

Section 15   Access Requirements
             15.1    Appointment Availability Standards
             15.2    Twenty Four (24) Hour Access
             15.3    Appointment Waiting Times
             15.4    Travel Time Standards
             15.5    Service Continuation
                     a.   New Enrollees
                     b.   Enrollees Whose Health Care Provider Leaves the
                          Network
             15.6    Standing Referrals
             15.7    Specialist as a Coordinator of Primary Care
             15.8.   Specialty Care Centers

Section 16   Quality Assurance
             16.1    Internal Quality Assurance Program
             16.2    Standards of Care

Section 17   Monitoring and Evaluation
             17.1    Right To Monitor Contractor Performance
             17.2    Cooperation During Monitoring And Evaluation
             17.3    Cooperation During Annual On-Site Review
             17.4    Cooperation During Review of Services by External Review Agency

Section 18   Contractor Reporting Requirements
             18.1    Time Frames for Report Submissions
             18.2    SDOH Instructions for Report Submissions
             18.3    Liquidated Damages
             18.4    Notification of Changes in Report Due Dates, Requirements or
                        Formats


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             18.5    Reporting Requirements
                     a.   Annual Financial Statements
                     b.   Quarterly Financial Statements
                     c.   Other Financial Reports
                     d.   Encounter Data
                     e.   Quality of Care Performance Measures
                     f.   Complaint Reports
                     g.   Fraud and Abuse Reporting Requirements
                     h.   Participating Provider Network Reports
                     i.   Appointment Availability/Twenty Four Hour (24) Access
                             and Availability Surveys
                     j.   Clinical Studies
                     k.   Independent Audits
                     l.   New Enrollee Health Screening
                             Completion Report
                     m.   No Contact Report
                     n.   Additional Reports
                     o.   LDSS Specific Reports
             18.6    Ownership and Related Information Disclosure
             18.7    Revision of Certificate of Authority
             18.8    Public Access to Reports
             18.9    Professional Discipline
             18.10   Certification Regarding Individuals Who Have Been Debarred
                        or Suspended by Federal or State Government
             18.11   Conflict of Interest Disclosure
             18.12   Physician Incentive Plan Reporting

Section 19   Records Maintenance and Audit Rights
             19.1    Maintenance of Contractor Performance Records
             19.2    Maintenance of Financial Records, and Statistical Data
             19.3    Access to Contractor Records
             19.4    Retention Periods

Section 20   Confidentiality
             20.1    Confidentiality of Identifying Information about FHPlus
                        Enrollees and Applicants
             20.2    Confidentiality of Medical Records
             20.3    Length of Confidentiality Requirements

Section 21   Participating Providers
             21.1    Network Requirements
             21.2    Credentialing
             21:3    SDOH Exclusion or Termination of Providers
             21.4    Evaluation Information


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             21.5    Payment In Full
             21.6    Choice/Assignment of PCPs
             21.7    PCP Changes
             21.8    PCP Status Changes
             21.9    PCP Responsibilities
             21.10   Member to Provider Ratios
             21.11   Minimum Office Hours
             21.12   Primary Care Practitioners
             21.13   PCP Teams
             21.14   Hospitals
             21.15   Dental Networks
             21.16   Mental Health, Alcohol and Substance Abuse Providers
             21.17   Laboratory Procedures
             21.18   Federally Qualified Health Centers (FQHCs)
             21.19   Provider Services Function.

Section 22   Subcontracts and Provider Agreements
             22.1    Written Subcontracts
             22.2    Permissible Subcontracts
             22.3    Provision of Services Through Provider Agreements
             22.4    Approvals
             22.5    Required Components
             22.6    Timely Payment
             22.7    Restrictions on Disclosure
             22.8    Transfer of Liability
             22.9    Termination of Health Care Professional Agreements
             22.10   Health Care Professional Hearings
             22.11   Non-Renewal of Provider Agreements
             22.12   Physician Incentive Plan

Section 23   Fraud and Abuse Prevention Plan

Section 24   Americans With Disabilities Act Compliance Plan

Section 25   Fair Hearings
             25.1    Enrollee Access to Fair Hearing Process
             25.2    Enrollee Rights to a Fair Hearing
             25.3    Contractor Notice to Enrollees
             25.4    Aid Continuing
             25.5    Responsibilities of SDOH
             25.6    Contractor's Obligations

Section 26   External Appeal


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             26.1    Basis for External Appeal
             26.2    Eligibility For External Appeal
             26.3    External Appeal Determinations
             26.4    Compliance With External Appeal Laws and Regulations

Section 27   Intermediate Sanctions

Section 28   Environmental Compliance

Section 29   Energy Conservation

Section 30   Independent Capacity of Contractor

Section 31   No Third Party Beneficiaries

Section 32   Indemnification

             32.1    Indemnification by Contractor
             32.2    Indemnification by SDOH

Section 33   Prohibition on Use of Federal Funds for Lobbying
             33.1    Prohibition of Use of Federal Funds for Lobbying
             33.2    Disclosure Form to Report Lobbying
             33.3    Disclosure Requirements for Subcontractors

Section 34   Non-Discrimination
             34.1    Equal Access to Benefit Package
             34.2    Non-Discrimination
             34.3    Equal Employment Opportunity
             34.4    Native Americans Access to Services From Tribal or Urban
                        Indian Health Facility.

Section 35   Compliance with Applicable Laws
             35.1    Contractor and SDOH Compliance With Applicable Laws
             35.2    Nullification of Illegal, Unenforceable, Ineffective or
                        Void Agreement Provisions
             35.3    Certificate of Authority Requirements
             35.4    Contractor's Financial Solvency Requirements
             35.5    Compliance With Care For Maternity Patients
             35.6    Informed Consent Procedures for Hysterectomy and
                        Sterilization
             35.7    Non-Liability of Enrollees For Contractor's Debts
             35.8    SDOH Compliance With Conflict of Interest Laws
             35.9    Compliance With PHL Regarding External Appeals


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Section 36   New York State Standard Contract Clauses

Section 37   Miscellaneous


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

       TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT APPENDICES

A.   New York State Standard Clauses and Local Standard Clauses

B.   Certification Regarding Lobbying B-1. Standard Contract/Bid Insert Form

C. New York State Department of Health FHPlus Guidelines for the Provision of Family Planning and Reproductive Health Services

D.   New York State Department of Health FHPlus Marketing Guidelines

E.   New York State Department of Health FHPlus Member Handbook Guidelines

F. New York State Department of Health FHPlus Complaint and Appeals Program Guidelines

G. New York State Department of Health Guidelines for the Provision of Emergency Care and Services for the FHPlus Program

H. New York State Department of Health Guidelines for the Processing of Enrollments and Disenrollments for the FHPlus Program

I. New York State Department of Health Guidelines for Use of Medical Residents in the FHPlus Program

J. New York State Department of Health Guidelines for FHPlus Compliance with the Americans with Disabilities Act

- New York State Department of Health FHPlus Prepaid Benefit Package Definitions of Covered and Non-Covered Services

- Approved Capitation Payment Rates for the FHPlus Program M. Service Area for the FHPlus Program

     Proof of Worker's Compensation Coverage

O.   Proof of Disability Insurance Coverage


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

             Table OF Contents FOR Family Health Plus Model CONTRACT

P.   FHPlus Facilitated Enrollment, if applicable

X.   Modification Agreement Form


                                     FHPLUS
                                TABLE OF CONTENTS
                                 OCTOBER 1, 2001

                                STATE OF NEW YORK
                               FAMILY HEALTH PLUS
                    PARTICIPATING MANAGED CARE PLAN AGREEMENT

This AGREEMENT is hereby made by and between the New York State Department of Health ("SDOH") and CarePlus, LLC ("Contractor").

                                    RECITALS:

          WHEREAS, pursuant to Title 11-D of Article 5 of the New York State Social Services Law ("SSL"), codified as SSL Section 369-ee, a comprehensive health insurance program known as Family Health Plus (FHPlus) has been created for eligible persons who do not qualify for Medical Assistance pursuant to Title 11 of Article 5 of the SSL; and

          WHEREAS, organizations certified under Article 44 of the New York State Public Health Law ("PHL") or licensed under Article 43 of the New York State Insurance Law are eligible to provide comprehensive health care service programs to Eligible Persons as defined in Title ll-D of the SSL; and

          WHEREAS, the Contractor offers a comprehensive health services plan that is able to make provision for furnishing health care benefits and has proposed to SDOH to provide those services to Eligible Persons; and

          WHEREAS, SDOH issued a Recruitment, dated February 2, 2001 ("Recruitment"), for the purpose of soliciting proposals from eligible organizations seeking to enroll and provide comprehensive health care services to FHPlus beneficiaries, which is on file in the offices of SDOH, and which is hereby made a part of this Agreement as if fully set forth herein; and

          WHEREAS, the Contractor has submitted a written proposal for the enrollment and delivery of services to FHPlus beneficiaries, which addresses the requirements and conditions of participation specified in the Recruitment, and which is hereby made a part of this Agreement as if set forth fully herein; and

          WHEREAS, SDOH has determined that the Contractor meets the criteria established for selection as a FHPlus provider pursuant to the Recruitment.

          NOW THEREFORE, the parties agree as follows:


                                     FHPLUS
                                    RECITALS
                                 OCTOBER 1, 2001

1.   DEFINITIONS

     "Alcohol and Substance Abuse Service" means the treatment of addiction to alcohol and/or one or more drugs or the treatment of impairments to normal development or functioning including, but not limited to, social, emotional, familial, educational, vocational or physical impairments due to use of alcohol or drugs.

     "BEHAVIORAL HEALTH SERVICE" means the assessment or treatment of mental and/or alcohol disorders and/or substance abuse disorders.

     "BENEFIT PACKAGE" means the covered services described in Appendix K of this Agreement to be provided to the Enrollee, as Enrollee is hereinafter defined, by or through the Contractor.

     "CAPITATION RATE" means the fixed monthly amount that the Contractor receives for an Enrollee to provide that Enrollee with the Benefit Package.

     "CHILD/TEEN HEALTH PROGRAM" or "C/THP" means the program of early and periodic screening, including inter-periodic, diagnostic and treatment services (EPSDT) that New York State offers all Medicaid and FHPlus eligible children under twenty one (21) years of age. Care and services are provided in accordance with the periodicity schedule and guidelines developed by the New York State Department of Health. The services include administrative service designed to help families obtain services for children including outreach, information, appointment scheduling, administrative case management and transportation assistance.

     "COURT-ORDERED SERVICES" MEANS those services that the Contractor is required to provide to Enrollees pursuant to orders of courts of competent jurisdiction, provided however, that such ordered services are within the Contractor's Benefit Package and reimbursable under Title XIX of the Federal Social Security Act (See SSL 364-j(4)(r)).

     "DAYS" means calendar days except as otherwise stated.

     "DESIGNATED THIRD PARTY CONTRACTOR" means the provider who contracts with the SDOH to provide Family Planning Services for enrollees in FHPlus plans whose benefit package excludes such services.

     "DISENROLLMENT" means the process by which an Enrollee's membership in the Contractor's plan terminates.

     "EFFECTIVE DATE OF DISENROLLMENT" means the date on which an Enrollee may no longer receive services from the Contractor, pursuant to Section 6.6(b) d Appendix H of this Agreement.


                               FHPLUS - SECTION 1
                                  (DEFINITIONS)
                                 OCTOBER 1, 2001
                                       1-1

     "Effective Date of Enrollment" means the date on which an Enrollee may receive services from the Contractor, pursuant to Section 6.6(b) and Appendix H of this Agreement.

     "ELIGIBLE PERSON" means a person whom the local department of social services (LDSS), state or federal government, determines to be eligible for FHPlus in accordance with state and federal law.

     "EMERGENCY MEDICAL CONDITION" means a medical or behavioral condition, the onset of which is sudden, that manifests itself by symptoms of sufficient severity, including severe pain, that a prudent layperson, possessing an average knowledge of medicine and health, could reasonably expect the absence of immediate medical attention to result in: (i) placing the health of the person afflicted with such condition in serious jeopardy, or in the case of a behavioral condition, placing the health of the person or others in serious jeopardy; or (ii) serious impairment to such person's bodily functions; or (iii) serious dysfunction of any bodily organ or part of such person; or (iv) serious disfigurement of such person.

     "ENROLLEE" means an Eligible Person who, either personally or through an authorized representative, has enrolled in the Contractor's plan pursuant to Section 6 of this Agreement.

     "ENROLLMENT" means the process by which an Enrollee's membership in a Contractor's plan begins.

     "ENROLLMENT BROKER" means the state and/or county contracted entity that provides enrollment, education, and outreach services to potential Medicaid managed care Enrollees; effectuates enrollments and disenrollments in Medicaid and FHPlus managed care; and provides other contracted services on behalf of the SDOH and the LDSS.

     "ENROLLMENT FACILITATOR" means an entity under contract with SDOH, and its agents, that assists children and adults in the Medicaid, Family Health Plus, Child Health Plus and/or WIC application and enrollment process. This includes assisting potentially eligible family members and adults in completing the required application form, conducting, the face-to-face interview, assisting in the collection of required documentation, assisting in the health plan selection process, and referring individuals to WIC or other appropriate sites.

     "EXPERIENCED HIV PROVIDER" means an entity grant funded by the SDOH AIDS Institute to provide clinical and/or supportive services or an entity licensed or certified by the SDOH to provide HIV/AIDS services.


                               FHPLUS - SECTION 1
                                  (DEFINITIONS)
                                 OCTOBER 1, 2001
                                       1-2

     "FACILITATED ENROLLMENT" means the simplified, user friendly enrollment infrastructure established by SDOH to assist children and adults in applying for the Medicaid, Family Health Plus or Child Health Plus programs or the Special Supplemental. Food Program for Women, Infants, and Children
     (WIC), using a joint application.

     "FAMILY HEALTH PLUS OR FHPLUS" means the program established under Title 11-D, Section 369-ee of the Social Services Law.

     "FISCAL AGENT" means the entity that processes or pays vendor claims on behalf of the Medicaid state agency pursuant to an agreement between the entity and such agency.

     "GUARANTEED ELIGIBILITY" MEANS the period beginning on the effective date of the FHPlus Eligible's initial enrollment in a FHPlus plan and ending six
     (6) months thereafter, during which the Enrollee may be entitled to continued enrollment in the Contractor's plan despite the loss of FHPlus eligibility provided that Federal financial participation in the cost of such coverage is available.

     "HEALTH PROVIDER NETWORK" OR "HPN" means a closed communication network dedicated to secure data exchange and distribution of health related information between various health facility providers and the SDOH. HPN functions include: collection of Medicaid/FHPlus complaint and disenrollment information; collection of Medicaid/FHPlus financial reports; collection and reporting of managed care provider networks systems
     (PNS); and the reporting of Medicaid/FHPlus encounter data systems (MEDS).

     "HIV PRIMARY PREVENTION" means the reduction or control of causative factors for HIV, including the reduction of risk factors. HIV Primary Prevention includes strategies to help prevent uninfected Enrollees from acquiring HIV, i.e., behavior counseling for HIV negative Enrollees with risk behavior. Primary prevention also includes strategies to help prevent infected Enrollees from transmitting HIV infection, i.e., behavior counseling with an HIV infected Enrollee to reduce risky sexual behavior or providing antiviral therapy to a pregnant, HIV infected female to prevent transmission of HIV infection to a newborn.

     "HIV SECONDARY PREVENTION" MEANS promotion of early detection and treatment of HIV disease in an asymptomatic Enrollee to prevent the development of symptomatic disease. This includes: regular medical assessments; routine immunization for preventable infections; prophylaxis for opportunistic infections; regular dental, optical, dermatological and gynecological care; optimal diet/nutritional supplementation; and partner notification services which lead to the early detection and treatment of other infected persons.


                               FHPLUS - SECTION 1
                                  (DEFINITIONS)
                                 OCTOBER 1, 2001
                                       1-3

"HIV SPECIALIST PCP" means a Primary Care Provider that meets the following criteria:

     - Direct clinical management of persons with HIV as part of a postgraduate program, clinic, hospital-based or private practice during the last two years. Primary ambulatory care of HIV-infected patients should include the management of patients receiving antiretroviral therapy over an extended period of time. This experience should equal twenty patient years experience, and

     - Ten hours annually of Continuing Medical Education (CME) that includes information on the use of antiretroviral therapy in the ambulatory care setting.

"INITIAL ENROLLMENT PERIOD" means the one year period of time during which the Enrollee may not disenroll from the Contractor's plan and enroll in a different FHPlus plan, except during the initial 90 days or unless the Enrollee can demonstrate good cause as defined by the State Department of Health.

"INPATIENT STAY PENDING ALTERNATE LEVEL OF MEDICAL CARE" means continued care in a hospital pending placement in an alternate lower medical level of care, consistent with the provisions of 18NYCRR 505.20 and 1 ONYCRR, Part 85.

"MANAGED CARE ORGANIZATION" or. "MCO" means a health maintenance organization ("HMO"), prepaid health service plan ("PHSP"), or integrated delivery system ("IDS") certified under Article 44 of the New York State P.H.L or a corporation licensed pursuant to Article 43 of the State Insurance Law.

"MARKETING" means any. activity of the Contractor, subcontractor or individuals or entities affiliated with the Contractor by which information about the Contractor is made known to potential Enrollees for the purpose of persuading such persons to enroll with the Contractor.

"MARKETING REPRESENTATIVE" means any individual or entity engaged by the Contractor to market on behalf of the Contractor.

"MEDICAID MANAGEMENT INFORMATION SYSTEM" or "MMIS" means the Medical Assistance Information and Payment System of the SDOH.

"MEDICAL RECORD" means a complete record of care rendered by a provider documenting the care rendered to the Enrollee, including inpatient, outpatient, and emergency care, in accordance with all applicable federal, state and local laws, rules and regulations. Such record shall be signed by the medical professional rendering the services.

"MEDICALLY NECESSARY" means health care and services that are necessary to prevent, diagnose, manage or treat conditions in the person that cause acute


                               FHPLUS - SECTION 1
                                  (DEFINITIONS)
                                 OCTOBER 1, 2001
                                       1-4
suffering, endanger life, result in illness or infirmity, interfere with such person's capacity for normal activity, or threaten some significant handicap.

"MEMBER HANDBOOK" means the publication prepared by the Contractor and issued to new enrollees to inform them how to access health care services and explain their rights and responsibilities as a FHPlus enrollee. For purposes of Article 48 and 49 of the New York State Insurance Law, the Member Handbook shall be deemed a subscriber contract.

"NATIVE AMERICAN" means, for purposes of this Agreement, a person identified in the Medicaid eligibility system as a Native American.

"NONCONSENSUAL ENROLLMENT" means Enrollment of an Eligible Person in a FHPlus plan without the consent of the Eligible Person or consent of a person with the legal authority to act on behalf of the Eligible Person at the time of Enrollment.

"NON-PARTICIPATING PROVIDER" means a provider of medical care and/or services with which the Contractor has no Provider Agreement.

"PARTICIPATING PROVIDER" means a provider of medical care and/or services that has a Provider Agreement with the Contractor.

"PHYSICIAN INCENTIVE PLAN" or "PIP" means any compensation arrangement between the Contractor or one of its contracting entities and a physician or physician group that may directly or indirectly have the effect of reducing or limiting services furnished to Family Health Plus Enrollees enrolled by the Contractor.

"PREPAID CAPITATION PLAN ROSTER" OR "ROSTER" means the enrollment list generated. on a monthly basis by SDOH by which LDSS and Contractor are informed, of specifically which recipients the Contractor will be serving for the coming month, subject to any revisions communicated in writing or electronically by SDOH, LDSS, or the Enrollment Broker.

"PREVENTIVE CARE" means the care or services rendered to avert disease/illness and/or its consequences. There are three levels of preventive care: primary, such as immunizations, aimed at preventing disease; secondary, such as disease screening programs aimed at early detection of disease; and tertiary, such as physical therapy, aimed at restoring function after the disease has occurred. Commonly, the term "preventive care" is used to designate prevention and early detection programs rather than treatment programs.

"PRIMARY CARE PROVIDER" or "PCP" means a qualified physician or certified nurse practitioner or team of no more than four (4) qualified physicians/certified


                               FHPLUS - SECTION 1
                                  (DEFINITIONS)
                                 OCTOBER 1, 2001
                                       1-5
nurse practitioners which provides all required primary care services contained in the Benefit Package to Enrollees.

"PROVIDER AGREEMENT" means any written contract between the Contractor and Participating Providers to provide medical care and/or services to Contractor's Enrollees.

"SUPPLEMENTAL MATERNITY CAPITATION PAYMENT" means the fixed amount paid to the Contractor in addition, to the monthly Capitation Rate for the inpatient and outpatient costs of services normally provided as part of maternity care including antepartum care, delivery and post partum care,

"TUBERCULOSIS DIRECTLY OBSERVED THERAPY" or "TB/DOT" means the direct observation of ingestion of oral TB medications to assure patient compliance with the physician's prescribed medication regimen.

"URGENT MEDICAL CONDITION" means a medical or behavioral condition other than an emergency condition, manifesting itself by acute symptoms of sufficient severity that, in the assessment of a "prudent lay person", possessing an average knowledge of medicine and health, could reasonably be expected to result in serious impairment of bodily functions, serious dysfunction of a bodily organ, body part, or mental ability, or any other condition that would place the health or safety of the Enrollee or another individual in serious jeopardy in the absence of medical or behavioral treatment within twenty four (24) hours.


                               FHPLUS - SECTION 1
                                  (DEFINITIONS)
                                 OCTOBER 1, 2001
                                       1-6

AGREEMENT TERM, AMENDMENTS, EXTENSIONS, AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS

     2.1  Term

          a) This Agreement is effective October 1, 2001 and shall remain in effect until September 30, 2003 or until the execution of an extension, renewal or successor Agreement approved by the SDOH, the Department of Health and Human Services (DHHS), the Office of the State Comptroller (OSC), and any other entities as required by law or regulation, whichever occurs first.

This Agreement shall not be automatically renewed at its expiration. The parties to this Agreement shall have the option to renew this Agreement for an additional two (2) year term and for a subsequent one

          b) (1) year term, subject to the approval of SDOH, DHHS, OSC, and. any other entities as required by law or regulation.

               The maximum duration of this Agreement is five (5) years. An extension to this Agreement beyond the five year maximum may be granted for reasons including, but not limited to, the following;

               I. Negotiations for a successor agreement will not he completed by the expiration date of the cur) Agreement; or

               II. The Contractor has submitted a termination notice and transition of Enrollees will not be completed by the expiration date of the current Agreement.

          d) Notwithstanding the foregoing, this Agreement will automatically terminate upon the expiration of federal financial participation for the program:

     2.2  Amendments

               This Agreement may be modified only in writing. Unless otherwise specified in this Agreement, modifications must be approved by the DHHS, signed by the parties and approved by OSC and any other entities as required by law or regulation, prior to the end of the quarter in which the amendment is to be effective.


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-1

     2.3. Approvals

               This Agreement and any amendments to this Agreement shall not be effective or binding unless and until approved, in writing, by the DHHS, OSC, and any other entity as required in law and regulation. SDOH will provide a notice of such approval to the Contractor.

     2.4  Entire Agreement

               This Agreement, including those attachments, schedules, appendices, exhibits, and addenda that have been specifically incorporated herein and written plans submitted by the Contractor and maintained on file by SDOH and/or LDSS pursuant to this Agreement, contains all the terms and conditions agreed upon by the parties, and no other Agreement, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or to bind any of the parties or vary any of the terms contained in this Agreement. In the event of any inconsistency or conflict among the document elements of this Agreement, such inconsistency or conflict shall be resolved by giving precedence to the document elements in the following order:

               1)   Appendix A, Standard Clauses for all New York State
                    Contracts

               2)   The body of this Agreement;

               3) The appendices attached to the body of this Agreement; other than Appendix A, the Recruitment Notice and the Contractor's Response

               4)   The Contractor's approved:

                    i)   Marketing Plan on file with SDOH and LDSS

                    ii)  Complaint and Appeals Procedure on file with SDOH

                    iii) Quality Assurance Plan on file with SDOH

                    iv) Americans with Disabilities Act Compliance Plan on file with SDOH

                    v)   Fraud and Abuse Prevention Plan on file with SDOH.

               5) New York State Department of Health Recruitment of Participating Managed Care Plans for the Family Health Plus Program, dated February 2, 2001, a copy of which is incorporated by reference herein and is on file with the New York STATE Department of Health, Office of Medicaid Management ("Recruitment")

               6) Family Health Plus Plan Recruitment Proposal of CarePlus, LLC, dated March 15, 2001, a copy of which is incorporated by reference herein and is on file with the New York State Department of Health, Office of Medicaid Management ("Proposal").


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-2

     2.5  Renegotiation

          The parties to this Agreement shall have the right and obligation to renegotiate the terms and conditions of this Agreement in the event applicable local, state or federal law, regulations or policy are altered from those existing at the time of this Agreement in order to be in continuous compliance therewith. This Section shall not limit the right of the parties to this Agreement to renegotiate or amend other terms and conditions of this Agreement. Such changes shall only made with the consent of the parties and the prior approval of the DHHS.

     2.6  Assignment and Subcontracting

          a) The Contractor shall not, without SDOH's prior written consent, assign, transfer, convey, sublet, or otherwise dispose of this Agreement; of the Contractors right, title, interest, obligations, or duties under the Agreement; of the Contractor's power to execute the Agreement; or, by power of attorney or otherwise, of any of the Contractor's rights to receive monies due or to become due under this Agreement. SDOH agrees that it will not unreasonably withold consent of the Contractor's assignment of this Agreement, in whole or in part, to a parent, affiliate or subsidiary corporation, or to a transferee of all or substantially all of its assets. Any assignment, transfer, conveyance, sublease, or other disposition without SDOH's consent shall be void.

          b) Contractor may not enter into any subcontracts related to the delivery of services to Enrollees, except by a written agreement, as set forth in Section 22 of this Agreement. The Contractor may subcontract for provider services and management services including, but- not limited to, marketing, quality assurance and utilization review activities and such other services as are acceptable to SDOH. If such written agreement would be between Contractor and a provider of health care or ancillary health services or between Contractor and an independent practice association, the agreement must be in a form previously approved by SDOH. If such subcontract is for management services under 10 NYCRR Part 98.11, it must be approved by SDOH prior to its becoming effective. Any subcontract entered into by Contractor shall fulfill the requirements of 42 CFR Parts 434 and 438 to the extent such regulations are or become effective that are appropriate to the service or activity delegated under such subcontract. Contractor agrees that it shall remain legally responsible to SDOH for carrying out all activities under this


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-3

               Agreement and that no subcontract shall limit or terminate Contractor's responsibility.

     2.7  Termination

          a)   SDOH Initiated Termination of Agreement

               i) SDOH shall have the right to terminate this Agreement, in whole or in part if the Contractor:

                    A) takes any action that threatens the health, safety, or welfare of its Enrollees;

                    B) has engaged in an unacceptable practice under 18 NYCRR, Part 515, that affects the fiscal integrity of the Medicaid/FHPlus program;

                    C) has its Certificate of Authority suspended, limited or revoked by SDOH or has its license suspended, limited or revoked by the State Insurance Department;

                    D) materially breaches the Agreement or fails to comply with any term or condition of this Agreement that is not cured within twenty (20) days, or to such longer period as the parties may agree, of SDOH's written request for compliance;

                    E)   becomes insolvent;

                    F) brings a proceeding. voluntarily, or has a proceeding brought against it involuntarily, under Title 11 of the U.S. Code (the Bankruptcy Code);

                    G) changes the provider network, such that Enrollees access to the Contractor's services is no longer consistent with the standards set forth in Sections 15, 21 and 22 and Appendix I of this Agreement; or

                    H) knowingly has a director, officer, partner or person owning or controlling more than five percent (5%) of the Contractor's equity, or has an employment, consulting, or other agreement with such a person for the provision of items and/or services that are significant to the Contractor's contractual obligation who has been debarred or suspended by the federal, state or local government, or otherwise excluded from participating in procurement activities.

               ii) The SDOH will notify the Contractor of its intent to terminate this Agreement for the Contractor's failure to meet the requirements of this Agreement and provide Contractor with a hearing prior to the termination.


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-4

               iii) If SDOH suspends, limits or revokes Contractor's Certificate of Authority under P.H.L. Section 4404 or if the State Insurance Department (SID) suspends, limits or revokes Contractor's license, this Agreement shall expire on the date the Contractor ceases to have authority to serve the designated geographic area The Contractor will be allowed to continue to serve any designated geographic areas not affected by such actions. No hearing will be required if the Agreement expires due to SDOH suspension, limitation or revocation of the Contractor's Certificate of Authority or due to SID suspension, limitation, or revocation of the Contractor License.

                    Prior to the effective date of the termination the SDOH shall notify Enrollees of the termination, or delegate responsibility for such notification to the Contractor, and such notice shall include a statement that Enrollees may disenroll immediately without cause.

               Contractor and SDOH Initiated Termination

               The Contractor and the SDOH each shall have the right to terminate this Agreement in the event that SDOH and the Contractor fail to reach agreement on the monthly Capitation Rates. In such event, the party exercising its right shall give the other party written notice specifying the reason for and the effective date of termination, which shall not be less time than will permit an orderly disenrollment of Enrollees or transfer to another MCO, but no more than ninety (90) days.

               Contractor Initiated Termination

          i) The Contractor shall have the right to terminate this Agreement in the event that SDOH materially breaches the Agreement or fails to comply with any term or condition of this Agreement that is not cured within twenty (20) days, or within such longer. period as the parties may agree, of the Contractor's written request for compliance. The Contractor shall give SDOH' written notice specifying the reason for and the effective date of the termination, which shall not be less time than will permit an orderly disenrollment of Enrollees or transfer to another managed care program, but no more than ninety (90) days.

          ii) The Contractor shall have the right to terminate this Agreement in the event that its obligations are materially changed by modifications to this Agreement and its Appendices by SDOH. In


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-5
               such event, Contractor shall give SDOH written notice within thirty (30) days of notification of changes to the Agreement or Appendices specifying the reason and the effective date of termination, which shall not be less time than will permit an orderly disenrollment of Enrollees or transfer to another MCO, but no more than ninety (90) days.

          iii) The Contractor shall also have the right to terminate this Agreement if the Contractor is unable to provide services pursuant to this Agreement because of a natural disaster and/or an act of God to such a degree that Enrollees cannot obtain reasonable access to services within the Contractor's organization, and, after diligent efforts, the Contractor cannot make other provisions for the delivery of such services. The Contractor shall give SDOH written notice of any such termination that specifies:

                    A) the reason for the termination, with appropriate documentation of the circumstances arising from a natural disaster and/or an act of God that preclude reasonable access to services;

                    B) the Contractor's attempts to make other provision for the delivery of services; and

                    C) the effective date of the termination, which shall not be less time than will permit an orderly disenrollment of Enrollees or transfer to another MCO, but no more than ninety (90) days.

               Termination Due To Loss of Funding

               In the event that State and/or Federal funding used to pay for services under this Agreement is reduced so that payments cannot be made in full, this Agreement shall automatically terminate, unless both parties agree to a modification. of the obligations under this Agreement. The effective date of such termination shall be ninety (90) days after the Contractor receives written notice of the reduction in payment, unless available funds are insufficient to continue payments in full during the ninety (90) day period, in which case SDOH shall give the Contractor written notice of the earlier date upon which the Agreement shall terminate. A reduction in State and/or Federal funding cannot reduce monies due and owing to the Contractor on or before the effective date of the termination of the Agreement.


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-6

     2.8  Close-Out Procedures

          Upon termination or expiration of this Agreement and in the event that it is not scheduled for renewal, the Contractor shall comply with close-out procedures that the Contractor develops in conjunction with LDSS and that the LDSS, and the SDOH have approved. The close-out procedures shall include the following:

          a) The Contractor shall promptly account for and repay funds advanced by SDOH for coverage of Enrollees for periods subsequent to the effective date of termination;

          b) The Contractor shall give SDOH, and other authorized federal, state or local agencies access to all books, records, and other documents and upon request, portions of such: books, records, or documents that may be required by such agencies pursuant to the terms of this Agreement;

          c) The Contractor shall submit to SDOH and other authorized federal, state or local agencies, within ninety (90) days of termination, a final financial statement and audit report relating to this Agreement, made by a certified public accountant or a licensed public accountant, unless the Contractor requests of SDOH and receives written approval from SDOH and all other governmental agencies from which approval is required, for an extension of time for this submission;

          d) The Contractor shall furnish to SDOH immediately upon receipt all information related to any request for reimbursement of any medical claims that result from services delivered after the date of termination of this Agreement;

          e) The Contractor shall establish an appropriate plan acceptable to and prior approved by the SDOH for the orderly disenrollment of Enrollees or transfer to another MCO. This plan shall include the provision of pertinent information to identified Enrollees who are: pregnant; currently receiving treatment for a chronic or life threatening condition; prior approved for services or surgery; or whose care is being monitored by a case manager to assist them in making decisions which will promote continuity of care.

          f) The Contractor shall allow an Enrollee who has entered the second trimester of pregnancy to continue treatment with a Participating Provider for a transitional period that includes the provision of post-


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-7
               partum care directly related to the delivery; only if a participating provider is willing to:

               i) accept reimbursement from the Contractor at rates established by the Contractor as payment in full, which rates shall be no more than the level of reimbursement applicable to similar providers within the Contractor's network for such services;

               ii) adhere to the Contractor's quality assurance requirements and agree to provide to the Contractor necessary medical information related to such care; and

               iii) otherwise adhere to the Contractor's policies and procedures including, but not limited to, procedures regarding referrals and obtaining pre-authorization in a treatment plan approved by the Contractor;

          g) SDOH shall promptly pay all claims and amounts owed to the Contractor;

          h) Any termination of this Agreement by either the Contractor or SDOH shall be done by amendment to this Agreement, unless the contract is terminated by the SDOH due to conditions in Section
               2.7 a.(i) or Appendix A of this Agreement.

     2.9  Rights and Remedies

          The rights and remedies of SDOH and the Contractor provided expressly in this Section shall not be exclusive and are in addition to all other rights and remedies provided by law or under this Agreement.

     2.10 Notices

          All notices to be given under this Agreement shall be in writing and shall be deemed to have been given when mailed to, or, if personally delivered, when received by the Contractor and the SDOH at the following addresses:

          For SDOH:
          New York State Department of Health Empire
          State Plaza
          Corning Tower, Rm. 2074
          Albany, NY 12237-0065


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM, AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-8

          For the Contractor:

          ----------------------------

          ----------------------------

          ----------------------------

          ----------------------------
          [INSERT NAME AND ADDRESS]

     2.11 Severability

          If this Agreement contains any unlawful provision that is not an essential part of this Agreement and that was not a controlling or material inducement to enter into this Agreement, the provision shall have no effect and, upon notice by either party, shall be deemed stricken from this Agreement without affecting the binding force of the remainder of this Agreement.


                               FHPLUS - SECTION 2
                    (AGREEMENT TERM; AMENDMENTS, EXTENSIONS,
                AND GENERAL AGREEMENT ADMINISTRATION PROVISIONS)
                                 OCTOBER 1, 2001
                                       2-9

3.   COMPENSATION

     3.1  Capitation Payments

          Compensation to the Contractor shall consist of a monthly capitation payment for each Enrollee and the Supplemental Maternity Capitation Payment where applicable.

          a) In no event shall monthly capitation payments to the Contractor for the Benefit Package exceed the cost of providing the Benefit Package on a fee-for-service basis to an actyarially equivalent, non-enrolled population group Upper Payment Limit (UPL) as determined by SDOH.

          b) The monthly Capitation Rates are attached hereto as Appendix L and shall be deemed incorporated into this Agreement without further action by the parties.

          c) The monthly capitation payments and the Supplemental Maternity Capitation Payment to the Contractor shall constitute full and complete payments to the Contractor for all services that the Contractor provides pursuant to this Agreement.

          d) Capitation Rates shall be effective for the entire Agreement period, except as described in Section 3.2.

     3.2  Modification of Rates During Agreement Period

          a) Any technical modification to Capitation Rates during the term of the Agreement as agreed to by the Contractor, including but not limited to, changes to the Benefit Package, shall be deemed incorporated into this Agreement without further action by the parties, upon approval and written notice to the Contractor by SDOH.

          b) Any other modification to Capitation Rates, as agreed to by SDOH and the Contractor during the term of the Agreement shall be deemed incorporated into this Agreement without further action by the parties upon approval of such modifications by the SDOH and the State Division of the Budget.

          c) In the event that SDOH and the Contractor fail to reach agreement on modifications to the monthly Capitation Rates, the SDOH will provide formal written notice to the Contractor of the amount and effective date of the modified Capitation Rates approved by the State Division of the Budget. The Contractor shall have the option of terminating this Agreement if such approved modified Capitation Rates are not acceptable. In such case, the Contractor shall give written notice to


                               FHPLUS - SECTION 3
                                 (COMPENSATION)
                                 OCTOBER 1, 2001
                                       3-1
               the SDOH within thirty (30) days of the date of the formal written notice of the modified Capitation Rates from SDOH specifying the reasons for and effective date of termination. The effective date of termination shall be ninety (90) days from the date of the Contractor's written notice, unless the SDOH determines that an orderly transfer to another MCO can be accomplished in fewer days. During the period commencing with the effective date of the SDOH modified Capitation Rates through the effective date of termination of the Agreement, the Contractor shall have the option of continuing to receive capitation payments at the expired Capitation Rates or at the modified Capitation Rates approved by SDOH and State Division of the Budget for the rate period.

               If the Contractor fails to exercise its right to terminate in accordance with this Section, then the modified Capitation Rates approved by SDOH and the State Division of the Budget shall be deemed incorporated into this Agreement without further action by the parties as of the effective date of the modified Capitation Rates as established by SDOH and approved by State Division of the Budget.

     3.3  Rate Setting Methodology

          Capitation Rates are determined using a prospective methodology whereby cost, utilization and other rate-setting data available for the time period prior to the time period covered by the rates are used to establish premiums. Capitation rates will not be retroactively adjusted to reflect actual fee-for-service data or plan experience for the time period covered by the rates.

     3.4  Payment of Capitation

          a) The monthly capitation payments for each Enrollee are due to the Contractor from the Effective Date of Enrollment until the Effective Date of Disenrollment of the Enrollee or termination of this Agreement, whichever occurs first. The Contractor shall receive a full month's capitation payment for the month in which disenrollment occurs. The Roster generated by SDOH with any modification communicated electronically or in writing by the LDSS or the Enrollment Broker prior to the end of the month in which the Roster is generated, shall be the enrollment list for purposes of MMIS premium billing and payment, as discussed in
               Section 6.7 and Appendix H.

          b) Upon receipt by the Fiscal Agent of a properly completed claim for monthly capitation payments submitted by the Contractor pursuant to this Agreement, the Fiscal Agent will promptly process such claim for payment through MMIS and use its best efforts to complete such


                               FHPLUS - SECTION 3
                                 (COMPENSATION)
                                 OCTOBER 1, 2001
                                       3-2
               processing within thirty (30) business days from date of receipt of the claim by the, Fiscal Agent. Processing of Contractor claims shall be in compliance with the requirements of 42 CFR
               Section 447.45. The Fiscal Agent will also use its best efforts to resolve any billing problem relating to the Contractor's claims as soon as possible. In accordance with Section 41 of the State Finance Law, the State and LDSS shall have no liability under this Agreement to the Contractor or anyone else beyond funds appropriated and available for payment of Family Health Plus care, services and supplies.

     3.5  Denial of Capitation Payments

          If the Health Care Financing Administration (HCFA) denies payment for new Enrollees, as authorized by Social Security Act (SSA) Section 1903(m)(5) and 42 CFR Section 434:67, or such other applicable federal statutes or regulations, based upon a determination that Contractor failed substantially to provide, medically necessary items and services, imposed premium amounts or charges in excess of permitted payments, engaged in discriminatory practices as described in SSA
          Section 1932(e)(1)(A)(iii), misrepresented or falsified information submitted to HCFA, SDOH, LDSS, the Enrollment Broker, or an Enrollee, potential Enrollee, or health care provider, or failed to comply with federal requirements (i.e. 42 CFR Section 417.479 and 42 CFR Section 434.70) relating to the Physician Incentive Plans, SDOH will deny capitation payments to the Contractor for the same Enrollees for the period of time for which HCFA denies such payment.

     3.6  SDOH Right to Recover Premiums

          The parties acknowledge and accept that the SDOH has a right to recover premiums paid to the Contractor for Enrollees listed on the monthly Roster who are later determined for the entire applicable payment month, to have been in an institution; to have been incarcerated; to have moved out of the Contractor's service area subject to any time remaining in the Enrollee's Guaranteed Eligibility period; or to have died. In any event, the State may only recover premiums paid for FHPlus Enrollees listed on a Roster if. it is determined by the SDOH that the Contractor was not at risk for provision of Benefit Package services for any portion of the payment period.

     3.7  Third Party Health Insurance Determination

          The Contractor and the LDSS will make diligent efforts to determine whether Enrollees have third party health insurance (TPHI). The LDSS shall use its best efforts to maintain third party information on the WMS/MMIS Third Party Resource System. The Contractor shall make good faith efforts to coordinate benefits with and collect TPHI recoveries from other insurers, and must inform the LDSS of any known changes in


                               FHPLUS - SECTION 3
                                 (COMPENSATION)
                                 OCTOBER 1, 2001
                                       3-3
          status of TPHI insurance eligibility within thirty (30) days of learning of a change in TPHI. The Contractor may use the Roster as one method to determine TPHI information. The Contractor will be permitted to retain 100 percent of any reimbursement for Benefit Package services obtained from TPHI. Capitation Rates are net of TPHI recoveries. In no instances may an Enrollee be held responsible for disputes over these recoveries.

     3.8  Supplemental Maternity Capitation Payment

          a) The Contractor shall be responsible for all costs and services included in the Benefit Package associated with the maternify care of an Enrollee.

          b) In instances where the Enrollee is enrolled in the Contractor's plan under Family Health Plus on the date of the delivery of a child, the Contractor shall be entitled to receive a Supplemental Maternity Capitation Payment. The Supplemental Maternity Capitation Payment reimburses the Contractor for the inpatient and outpatient costs of services normally provided as part of maternity care, including antepartum care, delivery and post-partum care. The Supplemental Maternity Capitation Payment is in addition to the monthly Capitation Rate paid by the SDOH to the Contractor for the Enrollee.

          c) In instances where the Enrollee was enrolled in the Contractor's plan under Family Health Plus for only part of the pregnancy, but was enrolled on the date of the delivery of the child, the plan shall be entitled to receive the entire Supplemental Maternity Capitation Payment. The Supplemental Capitation payment shall not be prorated to reflect that the Enrollee was not a member of the Contractor's plan for the entire duration of the pregnancy.

          d) In instances where the Enrollee was enrolled in the Contractor's plan under Family Health Plus for part of the pregnancy, but was not enrolled on the date of the delivery of the child, the Contractor shall not be entitled to receive the Supplemental Maternity Capitation Payment, or any portion thereof.

          e) Costs of inpatient and outpatient care associated with maternity cases that end in termination or miscarriage shall be reimbursed to the Contractor through the monthly Capitation Rate for the Enrollee and the Contractor shall not receive the Supplemental Maternity Capitation Payment.

          f) The Contractor must maintain on file evidence of payment of the delivery, plus any other inpatient and outpatient services for the maternity care of the Enrollee to be eligible to receive a Supplemental Maternity Capitation Payment. Failure to have supporting records may, upon audit, result in recoupment of the Supplemental Maternity Capitation Payment by the SDOH.


                               FHPLUS - SECTION 3
                                 (COMPENSATION)
                                 OCTOBER 1, 2001
                                       3-4

     3.9  Contractor Financial Liability

          Contractor shall not be financially liable for any services rendered to an Enrollee prior to his or her Effective Date of Enrollment in the Contractor's PLAN.

     3.10 Reinsurance

          The Contractor shall purchase reinsurance coverage unless it can demonstrate to SDOH's satisfaction the ability to self-insure. The cost of purchasing reinsurance shall be allowed it the calculation of capitation rates, provided that such costs are determined to be reasonable by the SDOH. Recoveries from reinsurance shall also be reflected in the Contractor's financial reports as a reduction to claims experience and shall be considered in the calculation of capitation rates.

     3.11 Enrollment Limitations

          a) The Contractor may enroll up to the county specific provider network capacity limits determined by SDOH, provided that the Contractor's statewide enrollment does not exceed the MCO's financial capacity as determined annually by SDOH, or more frequently as deemed necessary by SDOH.

          b) SDOH shall have the right, upon consultation with LDSSs as it deems appropriate, to limit, suspend or terminate enrollment activities by the Contractor and/or enrollment into the Contractor's plan upon ten (10) days written notice to the Contractor, specifying the actions contemplated and the reason(s) for such action(s). Nothing in this paragraph limits other remedies available to the SDOH under this Agreement.


                               FHPLUS - SECTION 3
                                 (COMPENSATION)
                                 OCTOBER 1, 2001
                                       3-5

4.   SERVICE AREA

     For purposes of this Agreement, the Contractor's service area shall consist of the county(ies) described in Appendix M of this Agreement, which is hereby made a part of this Agreement as if set forth fully herein. The Contractor must request written SDOH approval to expand its service area for purposes of providing FHPlus services. In no event, however, shall the Contractor provide services to the expanded service area until it has received such approval. Any modifications made to Appendix M as a result of an approved request to expand the Contractor's service area shall become effective fifteen (15) days from the date of the written SDOH approval without the need for further action on the part of the parties to this Agreement.


                               FHPLUS - SECTION 4
                                 (SERVICE AREA)
                                 OCTOBER 1, 2001
                                       4-1

5.   FHPLUS ELIGIBLES

     5.1  Eligible Persons

     An "Eligible Person" is an individual who meets the following criteria:

          a)   Permanent resident of New York State.

          b)   Age 19 through 64.

          c) Citizen or qualified alien pursuant to the Personal Responsibility and Work Reconciliation Act of 1996:

          d) Not eligible for Medicaid solely due to income and/or resources, or is eligible only through the application of excess income-toward the costs of medical care and services.

          e) Not in receipt of equivalent health care coverage or insurance as defined by the Health Insurance Portability and Accountability Act.

          f) Gross household income at or below the following federal poverty levels:

               i) Parent(s) living with a child(ren) under the age of 21, gross family income up to:

                    -    133% of FPL as of October 1, 2001, and

                    -    150% of FPL as of October 1, 2002

               ii) Individuals without dependent children in their households will qualify with gross household incomes up to 100% FPL.


                               FHPLUS - SECTION 5
                   (ELIGIBLE, EXEMPT AND EXCLUDED POPULATIONS)
                                 OCTOBER 1, 2001
                                       5-1

     ENROLLMENT

     6.1  Enrollment Guidelines

          a) A variety of methods and programs for enrollment of Eligible Persons may be employed including, but not limited to, enrollment assisted by the Contractor or SDOH-approved Enrollment Facilitators, enrollment assisted by an Enrollment Broker, enrollment by LDSS, or a combination of such. The policies and procedural guidelines which will be used for enrollment are set, forth in Appendix H, which is hereby made a part of this Agreement as if set forth fully herein.

          b) Enrollment of Eligible Persons will be conducted in accordance with the guidelines set forth in Appendix H.

          c) The SDOH may make modifications to the guidelines set forth in Appendix H, Such modifications shall be effective and made a part of this Agreement without further action by the parties upon sixty (60) days written notice to the Contractor.

     6.2  Equality of Access to Enrollment

          Eligible Persons shall be enrolled in the Contractor's plan, in accordance with the requirements set forth in Appendix H, Section A. The Contractor shall accept enrollments in the order they are received without regard to the Eligible Person's age, sex, race, creed, physical or mental handicap/developmental disability, national origin, sexual orientation, type of illness or condition, need for health services or to the Capitation Rate that the Contractor will receive for such Eligible Person.

     6.3  Enrollment Decisions

          An Eligible Person's decision to enroll in the Contractor's plan shall be voluntary.

     6.4  Prohibition Against Conditions on Enrollment

          Unless otherwise required by law or this Agreement, neither the Contractor nor LOSS shall condition any Eligible Person's enrollment upon the performance of any act.


                               FHPLUS - SECTION 6
                                  (ENROLLMENT)
                                 OCTOBER 1, 2001
                                       6-1

     6.5  Newborn Enrollment

          a) All newborn children not in a Medicaid managed care excluded category shall be enrolled in the MCO of the mother, effective from the first day of the child's month of birth, if that MCO also participates in Medicaid.

          b) In addition to the responsibilities get forth in Appendix H, the Contractor is responsible for doing all of the following with respect to newborns

               i) Coordinating with the LDSS the efforts to ensure that all newborns of Enrollees are enrolled in the Contractor's Medicaid managed care plan, if applicable

               ii) Issuing a letter informing Enrollees about their newborn child's enrollment in the Contractor's plan or a member identification card within 14 days of the date on which the Contractor becomes aware of the birth, if applicable

               iii) Assuring that enrolled pregnant women select a PCP for an infant prior to birth and make an appointment with the PCP immediately after the birth.

               iv) Ensuring that the newborn is linked with a PCP prior to discharge from the hospital, in those instances in which the Contractor has received appropriate notification of the birth prior to discharge.

          c) The SDOH and LDSSs shall be responsible for ensuring that timely Medicaid eligibility determination and enrollment of, the newborn is effected consistent with state laws, regulations, and policy and with the newborn enrollment guidelines set forth in Appendix H, Section B of this Agreement.

     6.6  Effective Date of Enrollment

          a) The Contractor must notify the Enrollee of the expected Effective Date of Enrollment. This may be accomplished through a "Welcome Letter". To the extent practicable, such notification must precede the Effective Date of Enrollment. In the event that the actual Effective Date of Enrollment changes, the Contractor must notify the Enrollee of the change.


                               FHPLUS - SECTION 6
                                  (ENROLLMENT)
                                 OCTOBER 1, 2001
                                       6-2

          b) As of the Effective Date of Enrollment, and until the Effective Date of Disenrollment from the Contractor's plan, the Contractor shall be responsible for the provision and cost of all care and services covered by the Benefit Package and provided to Enrollees whose names appear on the Prepaid Capitation Plan Roster, except as herein after provided.

          a) The combination of the first and second monthly Rosters generated by SDOH shall serve as the official Contractor enrollment list for purposes of MMIS premium billing and payment, subject to ongoing eligibility of the Enrollees as of the first (1ST) day of the enrollment month. Modifications to the first (1st) Roster may be made electronically or in writing by the LDSS or the Enrollment Broker, where applicable, prior to the end of the month in which the Roster is generated.


               i) Contractor shall not be liable for the cost of any services rendered to an Enrollee prior to his or her Effective Date of Enrollment.

               ii) Contractor shall not be liable for the cost of hospitalization for an Eligible Person, who is hospitalized after completing and submitting an enrollment form to enroll in the Contractor's plan, and who remains hospitalized on or after the Effective Date of Enrollment.

               iii) An Enrollee's Effective Date of Enrollment shall be the first day of the month on which the Enrollee's name appears on the PCP roster for that month.

          b) LDSSs shall make data on eligibility determinations available to the Contractor and SDOH to resolve discrepancies that may arise between the Roster and the Contractor's enrollment files in accordance with the provisions in Appendix H, Section D.

          c) If LDSSs or the Enrollment Broker notify the Contractor in writing or electronically of changes in the first (1ST) Roster and provide supporting information as necessary prior to the effective date of the Roster, the Contractor will accept that notification in the same manner as the Roster. If the Contractor does not receive the Roster before the last business day of the month prior to the Roster effective date, the Contractor shall receive the applicable monthly Capitation Rate for any individual who is no longer on the Roster, was eligible the prior month,


                               FHPLUS - SECTION 6
                                  (ENROLLMENT)
                                 OCTOBER 1, 2001
                                       6-3
               and is inadvertently served by the Contractor before receipt of the Roster.

          d) All Contractors must have the ability to receive these Rosters electronically.

     6.8  Automatic Re-Enrollment

          a) The Contractor agrees that Eligible Persons who are disenrolled from the Contractor's plan due to loss of FHPlus eligibility and who regain eligibility within three (3) months will automatically be prospectively re-enrolled with the Contractor's plan, subject to availability of enrollment capacity in the plan.

          b) The Contractor agrees that FHPlus Enrollees disenrolled from the Contractor's plan due to loss of FHPlus eligibility who gain full Medicaid eligibility will be enrolled by an LDSS in the Contractor's Medicaid Managed Care Plan, if the Contractor also participates in the Medicaid managed care program in the individual's county of fiscal responsibility, and the Enrollee does not indicate in writing that he/she wishes to enroll in another Medicaid managed care plan or receive coverage through Medicaid fee-for-service.


                               FHPLUS - SECTION 6
                                  (ENROLLMENT)
                                 OCTOBER 1, 2001
                                       6-4

7.   INITIAL ENROLLMENT PERIOD

     7.1  Initial Enrollment Period

          Enrollees are subject to a twelve (12) month Initial Enrollment Period following the Effective Date of Enrollment in the Contractor's plan, with an initial ninety (90) day grace period to disenroll from the Contractor's plan without cause.

     7.2  Disenrollment During Initial Enrollment Period

          a) An Enrollee may disenroll from the Contractor's plan, during the Initial Enrollment Period in the first 90 days without cause and for the duration of the Initial Enrollment Period for "good cause" as that term is defined by the SDOH. Examples of good cause include but are not limited to the following:

               i) failure of the Contractor to furnish accessible and appropriate medical care to which the Enrollee is entitled;

               ii)  nonconsensual enrollment;

               iii) Enrollee, MCO, and LDSS agree that a change of MCO is in the best interest of the Enrollee.

          b) Notwithstanding the above, a pregnant Enrollee may disenroll from the Contractor's plan during the Initial Enrollment Period if she chooses to receive health insurance coverage through Medicaid.

     7.3  Notifications Regarding the Initial Enrollment Period

          The LOSS, either directly or through the Enrollment Broker where applicable, shall notify Enrollees of their right to change MCOs in the Family Health Plus Acceptance Letter sent to individuals after they have selected a MCO. SDOH or the LOSS/ Enrollment Broker will be responsible for providing a notice of End of the Initial Enrollment Period and the right to change MCOs at least sixty (60) days prior to the first plan enrollment anniversary date.


                               FHPLUS - SECTION 7
                           (INITIAL ENROLLMENT PERIOD)
                                 October 1, 2001
                                       7-1

8.   DISENROLLMENT

     8.1  Disenrollment Guidelines

          a) Disenrollment of an Enrollee from the Contractor's Plan may be initiated by the Enrollee, an LDSS, or the Contractor under the conditions specified in Sections 8.4, 8.7, 8.8 and 8.9 and as detailed in Appendix H, Sections D and E of this Agreement.

          b) LDSSs and the Contractor will conduct disenrollments in accordance with the guidelines set forth in Appendix H, Sections D and E of this Agreement.

          c) The SDOH may modify Appendix H of this Agreement upon sixty (60) days prior written notice to the Contractor and such modifications shall become binding and incorporated into this Agreement without further action:

          d) LDSSs shall make the final determination concerning disenrollments, except for Contractor-initiated disenrollments and expedited disenrollments, which may be subject to SDOH approval as specified elsewhere in this Agreement.

     8.2  Disenrollment Prohibitions

          Disenrollment shall not be based in whole or in part on any of the following reasons:

          a)   an existing condition or a change in the Enrollee's health.

          b)   any of the factors listed in Section 34 of this Agreement; or

          c) on the Capitation Rate payable to the Contractor related to the Enrollee's participation with the Contractor.

     8.3  Reasons for Voluntary Disenrollment

          An LDSS or the Contractor, as agreed upon between the LDSS and Contractor, shall provide Enrollees who disenroll voluntarily with an opportunity to identify, in writing, their reason(s) for disenrollment.

     8.4  Processing of Disenrollment Requests

          a)   Routine Disenrollment


                               FHPLUS - SECTION 8
                                 (DISENROLLMENT)
                                 OCTOBER 1, 2001
                                       8-1

          Unless otherwise specified in Appendix H, Section E, disenrollment requests will be processed to take effect on the first (1st) day of the next month if the request is made before the date specified in Appendix H. In no event shall the Effective Date of Disenrollment be later than the first (1st) day of the second (2nd) month after the month in which an Enrollee requests a disenrollment.

          b)   Expedited Disenrollment

               i) Enrollees with an urgent medical need to disenroll from the Contractor's plan may request an expedited disenrollment by an LDSS or the SDOH. Substantiation of the request by the SDOH or the LDSS will result in an expedited disenrollment in accordance with the guidelines and timeframes as set forth in. Appendix H. The LDSS will make this decision unless the LDSS delegates this responsibility to the SDOH,

               ii) Enrollees may request an expedited disenrollment by an LDSS or the SDOH based on a complaint of Non-consensual Enrollment. Substantiation of such a request by an LDSS or the SDOH shall result in an expedited disenrollment which may be effected retroactive to the first day of the month of enrollment, if deemed by the SDOH or the LDSS and the Enrollee to be in the best interest of the Enrollee.

          c)   Retroactive Disenrollment

          Retroactive disenrollments may be warranted in rare instances and include when an Enrollee is later determined to have entered and stayed in a residential institution; to have been incarcerated; to have moved out of the county of fiscal responsibility, subject to any time remaining in the Enrollee's guaranteed eligibility period; or to have died as long as the Contractor was not at risk for provision of Benefit Package Services for any portion of the retroactive period.

     8.5  Contractor Notification of Disenrollments

          a) Notwithstanding anything herein to the contrary, the Roster, along with any changes sent by an LDSS to the Contractor in writing or electronically, shall serve as official notice to the Contractor of disenrollment of an Enrollee. In cases of expedited and retroactive disenrollment, the Contractor shall be notified of the Enrollee's effective date of disenrollment by the LDSS.

          b) In the event that an LDSS intends to retroactively disenroll an Enrollee on a date prior to the first day of the month of the disenrollment request, the LDSS shall consult with the Contractor prior to


                               FHPLUS - SECTION 8
                                 (DISENROLLMENT)
                                 OCTOBER 1, 2001
                                       8-2
               disenrollment. Such consultation shall not be required for the retroactive disenrollment in cases where it is clear that the Contractor was not at risk for the provision of Benefit Package services for any portion of the retroactive period.

          c) In all cases of retroactive disenrollment, including disenrollments effective the first day of the current month, an LDSS must notice the plan at the time of disenrollment, of the Contractor's responsibility to submit to the SDOH's Fiscal Agent voided premium claims for any months of retroactive disenrollment where the Contractor was not at risk for the provision of Benefit Package services during the month.

     8.6  Contractor's Liability

          The Contractor is not responsible for providing the Benefit Package under this Agreement after the Effective Date of Disenrollment unless the Enrollee is admitted to a hospital prior to the expected Effective Date of Disenrollment and is not discharged from the hospital until after the expected Effective Date of Disenrollment, in which case the Contractor is responsible for the entire hospital claim. The Contractor shall notify the LDSS that the Enrollee remains in the hospital and provide the LDSS with information regarding his or her medical status. The Contractor is required to cooperate with the Enrollee and the new MCO (if applicable) on a timely basis to ensure a smooth transition and continuity of care.

     8.7  Enrollee Initiated Disenrollment

          a)   Disenrollment For Good Cause

               i) An Enrollee may initiate disenrollment from the Contractor's plan for "good cause" as that term is defined by the SDOH at any time during the Initial Enrollment Period and may disenroll from the FHPlus plan for any reason at any time after the twelfth (12th) month following the Effective Date of Enrollment.

               ii) An Enrollee may initiate disenrollment for "good cause" by filing a written request with the LDSS or the Contractor. The Contractor must notify the LDSS of the request The LDSS must respond with a determination within thirty (30) days after receipt of the request.

               iii) Enrollees granted disenrollment for "good cause" may join another FHPlus plan, if one is available.

               iv) In the event that the LDSS denies an Enrollee's request for disenrollment for "good cause", the LDSS must inform the Enrollee of the denial of the request with a written notice which explains the reason for the denial, states the: facts upon which denial is based, cites the statutory and regulatory authority and advises the Enrollee of his or her right to a fair hearing pursuant to 18 NYCRR Part 358.


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                    In the event that the Enrollee's request to disenroll is
                    approved, the notice must state the Effective Date of Disenrollment.

               v) Once the FHPlus Initial Enrollment Period has expired, an Enrollee may disenroll from the Contractor's plan at any time, for any reason.

          b)   Disenrollment Based on Pregnancy

               A pregnant Enrollee may initiate disenrollment from the Contractors plan to receive Medicaid coverage.

     8.8  Contractor Initiated Disenrollment

          a) Contractor initiated disenrollment(s) will be limited to circumstances in which there is clear and consistent documentation that the individual's behavior is verbally or physically abusive and/or causes harm to other Enrollees or to the plan providers and staff, or is repeatedly non-compliant. Disenrollment may not be initiated due to an Enrollee's refusal to accept a specific treatment nor for behavior resulting from an underlying medical condition, alcohol or substance abuse, mental illness, mental retardation or other developmental disability.

          b) To request disenrollment of an Enrollee, the Contractor must do the following if applicable:

               i) show evidence of professional evaluation ruling out an underlying medical condition, alcohol or substance abuse, mental illness, mental retardation or other developmental disability as cause for Enrollee behavior.

               ii) document difficulty encountered with the Enrollee; nature, extent and frequency of abusive or harmful behavior, violence, inability to treat or engage client.

               iii) identify and document unique issues that may be affecting the Contractor's ability to provide treatment effectively to certain Enrollees as well as the appropriateness of providers in network.

               iv) document special training offered to providers to improve their ability to deal with difficult, non-compliant patients, or those having the above mentioned conditions.

          c) The Contractor must make a reasonable effort to identify for the Enrollee, both verbally and in writing, those actions of the Enrollee that have interfered with the effective provision of covered services as well as explain what actions or procedures are acceptable. In the event the Contractor is the sole FHPlus MCO in the county, the notice must explain the ramifications of losing FHPlus coverage.


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          d)   The Contractor shall give prior verbal and written notice to the
               Enrollee, with a copy to the LDSS, of its intent to request disenrollment. The notice shall advise the Enrollee that the request has been forwarded to the LDSS for review and approval. The written notice must include the mailing address and telephone number of the LDSS.

          e) The Contractor shall keep the LDSS informed of decisions related to all complaints filed by an Enrollee as a result of, or subsequent to, the notice of intent to disenroll.

          f) The SDOH or LDSS will review each Contractor initiated disenrollment request in accordance with protocols established by SDOH. Where applicable, as set out in those protocols, an LDSS or the SDOH, through or with the cooperation of the LDSS, shall consult with local mental health and substance abuse authorities in the County when making the determination to approve or disapprove a Contractor initiated disenrollment request.

          g) An LDSS will render a decision within thirty (30) days of receipt of the disenrollment request. A final written determination will be provided to the Enrollee and the Contractor. If the LDSS determination upholds the Contractor's request to disenroll, the LDSS's written determination must inform the Enrollee of the Effective Date of Disenrollment and include a notice of the right to a fair hearing. If an Enrollee requests a fair hearing as a result of the LDSS determination, the LDSS shall inform the Contractor of the fair hearing request and the Enrollee will remain enrolled in the Contractor's plan until disposition of the fair hearing.

          h) Once an Enrollee has been disenrolled at the Contractor's request, he/she will not be re-enrolled with the Contractor's plan unless the Contractor first agrees to such re-enrollment.

          i) In New York City, the Metropolitan Regional Office of the SDOH will assume the LDSS responsibility for reviewing and approving requests as set forth in Sections 8.8(f) and (g) of this Agreement.

     8.9  LDSS Initiated Disenrollment

          a)   An LDSS will promptly initiate disenrollment. when:

               i)   an Enrollee is no longer eligible for FHPlus; or


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               ii)  the Guaranteed Eligibility Period ends (See Section 9) and an Enrollee is no longer eligible for FHPlus; or

               iii) an Enrollee is no longer the financial responsibility of the
                    LDSS; or

               iv) an Enrollee resides outside the Service Area covered by this Agreement unless Contractor can demonstrate that the Enrollee has made an informed choice to continue enrollment with Contractor and that Enrollee will have sufficient access to Contractor's provider network:


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9.   GUARANTEED ELIGIBILITY

Except as may otherwise be required by law:

     9.1  A new Enrollee who loses eligibility for FHPlus during the first six
          (6) months of his or her enrollment, other than an Enrollee described in Sections 9.2 and 9.7 of this Agreement, is entitled to receive FHPlus benefits from the Contractor's plan for a period of six (6) months from his or her Effective Date of Enrollment.

     9.2 Guaranteed Eligibility is not available to Enrollees who lose FHPlus eligibility for one of the following reasons:

               i)   death,

               ii)  moving out of State, or

               iii) incarceration.

     9.3 The services covered during the Guaranteed Eligibility period shall be those contained in the Benefit Package, as specified in Appendix K.

     9.4 An Enrollee-initiated disenrollment from the Contractor's plan terminates the Guaranteed Eligibility period.

     9.5  An Enrollee who loses and regains FHPlus eligibility within a three
          (3) month period will not be entitled to a new period of six (6) months Guaranteed Eligibility.

     9.6 If a FHPlus Enrollee wishes to retain FHPlus eligibility during the Guaranteed Eligibility Period, an Enrollee may not change health plans.

     9.7 A FHPlus Enrollee who becomes eligible for Medicaid benefits without an income or resource spend down, and remains in the Contractor's plan, is not entitled to the six (6) month Guaranteed Eligibility Period because he or she has not lost benefits as a result of the change in coverage.


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                                       9-1
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10.  BENEFIT PACKAGE, COVERED AND NON-COVERED SERVICES

     10.1 Contractor Responsibilities

          Contractor must provide all services set forth in the Benefit Package (Appendix K) that are covered under the FHPlus program, subject to the limitations defined in Appendix K, except for services specifically excluded by the Agreement, or subsequently enacted by Federal or State Law.

     10.2 Compliance with Applicable Laws

          Benefit Package services provided by the Contractor under this Agreement shall comply with all applicable requirements of the State Public Health and Social Services Laws.

     10.3 Definitions

          By signing this Agreement the Contractor agrees to the terms of the entire Agreement, including the definitions of "Benefit Package" and "Non-covered Services" contained in Appendix K which is incorporated by reference as if fully set forth herein.

     10.4 Provision of Services Through Participating and Non-Participating Providers

     10.5 Child Teen Health Program/Adolescent Preventive Services/EPSDT

The Contractor and its Participating Providers are required to provide the Child Teen Health Program C/THP services outlined in Appendix K (Benefit Package) and comply with applicable EPSDT requirements specified in 42 CFR, Part 441, sub-part B; 18NYCRR Part 508 and the New York State Department of Health C/THP manual, all of which are incorporated by reference into the Agreement as if fully set forth herein. The Contractor and its Participating Providers are required to provide C/THP services to FHPlus Enrollees. under 21 years of age when:

          (a)  With the exception of Emergency Services described in Section
               10.11 of this Agreement, and services for which Enrollees can self refer as described in Section 10.12 of this Agreement, the Benefit Package must be provided and authorized by the Contractor through Provider Agreements with Participating Providers, as specified in Section 22 of this agreement. A plan may also arrange for specially or other services for Enrollees with Non-participating Providers, in accordance with Section 21.2(b) of this Agreement


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               i)   The care or services are essential to prevent, diagnose,
                    prevent the worsening of, alleviate or ameliorate the effects of an illness, injury, disability, disorder or condition.

               ii) The care or services are essential to the overall physical, cognitive and mental growth and developmental needs of the child.

               iii) The care or service will assist the individual to achieve or maintain maximum functional capacity in performing daily activities, taking into account both the functional capacity of the individual and those functional capacities that are appropriate for individuals of the same age.

          The Contractor shall base its determination on medical and other relevant information provided by the Enrollee's PCP, other health care providers, school, local social services, and/or local public health officials that have evaluated the child.

          b) The Contractor and its Participating Providers must comply with the C/THP program standards and must do at least the following with respect to all Enrollees under age 21:

               i) Educate enrollees who are pregnant women and or parents about the program and its importance to a child's or adolescent's health.

               ii) Educate network providers about the program and their responsibilities under it.

               iii) Conduct outreach, including by mail, telephone, and through home visits (where appropriate), to ensure children are kept current with respect to their periodicity schedules.

               iv) Schedule appointments for children and adolescents pursuant to the periodicity schedule, assist with referrals, and conduct follow-up with children and adolescents who miss or cancel appointments.

               v) Ensure that all appropriate, diagnostic and treatment services, including specialist referrals, are furnished pursuant to findings from a C/THP screen.

               vi) Achieve and maintain an acceptable compliance rate for screening schedules during the contract period.

          c) In addition to C/THP requirements, the Contractor and its Participating Providers are required to comply with the American Medical Association's Guidelines for Adolescent Preventive Services which require annual well adolescent preventive visits that focus on health guidance, immunizations, and screening for physical, emotional, and behavioral conditions.


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     10.6 Adult Protective Services

          The Contractor shall cooperate with LDSS in the implementation of 18 NYCRR Part 457 and any subsequent amendments thereto with regard to medically necessary health and mental health services and all. Court Ordered Services for adults that are covered in the FHPlus benefit package.

     10.7 Court Ordered Services

          a) The Contractor shall provide any Benefit Package services to Enrollees as ordered by a court of competent jurisdiction. The MCO must use Non-Participating Providers only in the event that the Court-Ordered Service is a covered service and the MCO does not have a Participating Provider available to provide that service. Non Participating Providers shall be reimbursed by the Contractor at the Medicaid fee schedule. The Contractor is responsible for court-ordered services to the extent that such services are covered by Family Health Plus.

          b) Court Ordered Services are those services ordered by the court performed by, or under the supervision of a physician, dentist or other. provider qualified under State Law to furnish medical, dental, behavioral health (including treatment for mental health and/or alcohol and/or substance abuse or dependence), or other FHPlus covered services. The plan is responsible for payment of those FHPlus services covered by the Benefit Package.

     10.8 Family Planning and Reproductive Health, Services

          a) Nothing in this Agreement shall restrict the right of Enrollees to receive Family Planning and Reproductive Health Services from any Participating Provider of such services if the MCO provides Family Planning and Reproductive Services, or directly from a provider affiliated with the Designated Third Party Contractor if such services are not provided directly by the MCO without referral from the Enrollee's PCP and without approval from the Contractor.

          b) The Contractor agrees to permit Enrollees to exercise their right to obtain Family Planning and Reproductive Health Services. as defined in Part C-1 of Appendix C, which is hereby made a part of this


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               Agreement as if set forth fully herein, from either the
               Contractor, if family planning is a part of the Contractor's Benefit Package, or from the Designated Third Party Contractor, where applicable, without a referral from the Enrollee's PCP and without approval by the Contractor.

          c) The Contractor agrees to permit Enrollees to obtain pre and post-test HIV counseling and blood testing when performed as part of a Family Planning encounter from the Contractor, if Family Planning is a part of the Contractor's Benefit Package, or from the Designated Third Party Contractor, where applicable, without a referral from the Enrollee's PCP and without approval by the Contractor.

          d) The Contractor will inform Enrollees about the availability of in-plan HIV counseling and testing services, out-of-plan HIV counseling and testing services when performed as part of a Family Planning encounter and anonymous counseling and testing services available from SDOH, Local Public Health Agency clinics and other county programs. Counseling and testing rendered outside of a Family Planning encounter, as well as services provided as the result of an HIV+ diagnosis, will be furnished by the Contractor in accordance with standards of care.

          e) Contractor must comply with federal, state, and local laws, regulations and policies regarding informed consent and confidentiality. Providers who are employed by the Contractor and/or the Designated Third Party Contractor, where applicable, may share patient information with appropriate Contractor personnel for the purposes of claims payment, utilization review and quality assurance. Providers who have a contract with the Contractor, may share patient information with the Contractor and/or the Designated Third Party Contractor, where applicable, for purposes of claims payment, utilization review and quality assurance when the appropriate patient consent has been obtained. The Contractor and/or Designated Third Party Contractor, where applicable; must ensure that an individual's. use of family planning, services remains Confidential and is not disclosed to family members or other unauthorized parties.

          f) Contractor must inform and educate its practitioners and administrative personnel about policies concerning direct access to family planning services, HIV counseling and testing, reimbursement, enrollee education and confidentiality. Contractor must inform its providers that they must comply with professional medical standards of practice, the Contractor's practice guidelines, and all applicable federal, state, and local laws. These include but are not limited to, standards established by the American College of Obstetricians and


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               Gynecologists, the American Academy of Family Physicians, the
               U.S. Task Force on Preventive Services and the New York State Child/Teen Health Program. These standards and laws identify family planning counseling as an integral part of primary and preventive care.

          g) If Contractor includes family planning and reproductive health services in its benefits package, the Contractor shall comply with the requirements for informing Enrollees about family planning and reproductive health services set forth in Part C-2 of Appendix C, which is hereby made a part of this Agreement as if set forth herein.

          h) If Contractor does not include family planning and reproductive health services in its Benefit Package, Contractor must submit to the SDOH, within ninety (90) days of signing this Agreement, a statement of the policy and procedure that the Contractor will use to ensure that its Enrollees are fully informed of their rights to access a full range of family planning and reproductive health services. Refer to Part C-3 of Appendix C for the SDOH Guidelines for Plans That Do Not Provide Family Planning Services in their Capitation. Contractor shall ensure that prospective. Enrollees and Enrollees are advised of the family planning services which are not provided by the Contractor and of their right of access to such services in accordance with the provisions of Part C-3 of Appendix C, which is hereby made a part of this Agreement as if set forth fully herein.

          i) SDOH with DHHS approval may issue modifications to Appendix (C) consistent with relevant provisions of federal and state statutes and regulations. Once issued and upon sixty (60) days notice to the Contractor, such modifications shall be deemed incorporated into this Agreement without further action by the parties.

     10.9 Prenatal Care

          Contractors are responsible for the provision of comprehensive Prenatal Care Services to all pregnant women enrolled in FHPlus, including all services enumerated in Subdivision 1, Section 2522 of the Public Health Law in a manner consistent with the standards set forth in 10 NYCRR Part 85.40 (Prenatal Care Assistance Program), both of which are incorporated by reference.

     10.10 Direct Access

          The Contractor shall offer female Enrollees direct access to primary and preventive obstetrics and gynecology services, follow-up care as a result of a primary and preventive visit; and any care related to pregnancy from


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          the Contractor's network providers or the Designated Third Party
          Contractor, where applicable, without a referral from the PCP as set forth in Public Health Law Section 4406-b(1).

     10.11 Emergency Services

          a) The Contractor shall maintain coverage utilizing a toll free telephone number twenty-four (24) hours per day seven (7) days per week, answered by a live voice, to advise Enrollees of procedures for accessing services for Emergency Medical Conditions and for accessing services for Urgent
               Medical-Conditions. Emergency mental health calls must be triaged via telephone by a trained mental health professional.

          b) The Contractor agrees that it will not require prior authorization for services in a medical or behavioral health emergency. The Contractor agrees to inform its Enrollees that access to Emergency Services is not restricted and Emergency Services may be obtained from a Non-Participating Provider without penalty. The Contractor may require Enrollees to notify the plan or their PCP within a specified time frame after receiving emergency care and to obtain prior authorization for any follow-up care delivered pursuant to the emergency, as stated in Appendix G. Nothing herein precludes the Contractor from entering into contracts with providers or facilities that require providers or facilities to provide notification to the Contractor after Enrollees present for Emergency Services and are subsequently stabilized. Except as otherwise provided by contractual agreement between the Contractor and a Participating Provider, the Contractor must pay for services for Emergency Medical Conditions whether provided by a Participating Provider or a Non-Participating Provider, and may not deny payments if notification is not timely.

          c) Emergency Services rendered by Non-Participating Providers. The Contractor shall advise its Enrollees how to obtain Emergency Services when it is not feasible for Enrollees to receive Emergency Services from or through a Participating Provider. The Contractor shall bear the cost of providing Emergency Services through Non-Participating Providers.

          d) The Contractor agrees to abide by guidelines for the provision and payment of Emergency Care and Services which are specified in Appendix G, which is hereby made a part of this Agreement as if set forth fully herein.

          e)   Emergency transportation is included in the Contractors Benefit
               Package: The Contractor shall reimburse for all emergency ambulance


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               services without regard, to final diagnosis or prudent layperson standards.

     10.12 Services for Which Enrollees Can Self-Refer

          a)   Mental Health and Alcohol/Substance Abuse

               The Contractor will allow Enrollees to make self referral or referral for one mental health and one alcohol substance abuse assessment from a Participating Provider in any calendar year period without requiring pre-authorization or referral from the Enrollee's Primary Care Provider.

               i) The Contractor shall make available to all Enrollees a complete listing of their participating mental health and alcohol/substance abuse providers.

               ii) The Contractor will also ensure that its Participating Providers have available and use formal assessment instruments to identify Enrollees requiring mental health and alcohol substance abuse services, and to determine the types of services that should be furnished.

               iii) The Contractor will implement policies and procedures to ensure that Enrollees receive follow-up services from appropriate providers based on the findings of their assessment.

          b)   Vision Services

               The Contractor will allow its Enrollees to self-refer to any participating provider of vision services (optometrist or ophthalmologist) for refractive vision services. (See Appendix
               K).

          c)   Diagnosis and Treatment of Tuberculosis

               Enrollees may self-refer to public health agency facilities for the diagnosis and/or treatment of TB as described in Section 10.15(a) of this Agreement.

          d)   Family Planning and Reproductive Health Services.

               Enrollees may self-refer to family planning and reproductive health services as described in Section 10.8. and Appendix C of this Agreement.

     10.13 Second Opinions for Medical or Surgical Care


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          The Contractor will allow Enrollees to obtain a second opinion within the Contractor's network of providers for diagnosis of a condition, treatment, or surgical procedure.

     10.14 Coordination with Local Public Health Agencies

          The Contractor will coordinate its public health-related activities with Local Public Health Agencies. Coordination mechanisms and operational protocols for addressing public health issues will be negotiated with the Local Public Health and Social Services Departments and be customized to reflect County public health priorities. Negotiations must result in agreements regarding required health plan activities related to public health. The SDOH may require the Contractor to comply with local district requirements for coordinating with Local Public Health Agencies.

     10.15 Public Health Services

          a) Tuberculosis Screening, Diagnosis and Treatment; Directly Observed Therapy(TB\DOT):

               i) Consistent with New York State law, public health clinics are required to provide or arrange for treatment to individuals presenting with tuberculosis, regardless of the person's insurance or enrollment status. It is the State's preference that the Contractor's Enrollees receive TB diagnosis and treatment through the Contractor's plan, to the extent that providers experienced in this type of care are available in the Contractor's network of Participating Providers although Enrollees may self-refer to public health agency facilities for the diagnosis and/or treatment of TB. The Contractor agrees to reimburse public health clinics when physician visit and patient management or laboratory and radiology services are rendered to their Enrollees, within the context of TB diagnosis and treatment.

               ii) The Contractor's Participating Providers must report TB cases to the Local Public Health Agency. The SDOH will have the Local Public Health Agency review the tuberculosis treatment protocols and networks of Participating Providers of the Contractor, to verify their readiness to treat Tuberculosis patients. The Contractor's protocols will be evaluated against State and local guidelines. State and local departments of health also will be available to offer technical assistance to the Contractor in establishing TB policies and procedures.

               iii) The Contractor may require the Local Public Health Agency to give notification before delivering TB related services, unless these services are ordered by a court of competent jurisdiction. The Local Public Health Agency will: 1) make reasonable efforts to


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                    verify with the Enrollee's PCP that he/she has not already provided TB care and treatment, and 2) provide documentation of services rendered along with the claim..

               iv) The Contractor may use locally negotiated fees. In addition, SDOH will establish fee schedules for these services, which the Contractor may use in the absence of locally negotiated fees.

               v) Contractors may require prior authorization for non-emergency inpatient hospital admissions, except that prior authorization will not be required for an admission pursuant to a court order or an order of detention issued by the local commissioner or director of public health.

               vi) The Contractor shall provide the Local Public Health Agency with access to health care practitioners on a twenty-four
                    (24) hour a day, seven (7) day a week basis who can authorize inpatient hospital admissions. The Contractor shall respond to the Local Public Health Agency's request for authorization within the same day.

               vii) The Contractor will not be capitated or financially liable for Directly Observed Therapy (DOT) costs. The Contractor agrees to make all reasonable efforts to ensure coordination with DOT providers regarding clinical care and services. The Contractor also will not be financially liable for treatments rendered to Enrollees who have been institutionalized as a result of local health commissioner's order due to non-compliance with TB care regimens.

               viii) The Contractor remains responsible for communicating, cooperating, and coordinating clinical management of TB with the TB/DOT provider.

          b)   Immunizations

               i) Immunizations and administration of immunizations for Enrollees will be included in the Benefit Package and the Contractor will be required to reimburse the Local Public Health Agency when Enrollees self-refer.

               ii) In order to be eligible for reimbursement, a Local Public Health Agency must make reasonable efforts to (1) determine the Enrollee's managed care membership status; and (2) ascertain the Enrollee's immunization status. Such efforts shall consist of client interviews and, when available, access to the Immunization Registry. When an Enrollee presents a membership card with a PCP's name, the Local Public Health Agency shall call the PCP. If the agency is unable to-verify the immunization status from the PCP or learns that immunization is needed, the agency shall proceed to deliver the service as appropriate, and the Contractor will reimburse the Local Public. Health Agency at the negotiated rate or at a fee schedule to be used in the absence of a negotiated


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                    rate. Upon implementation of the immunization registry, the
                    Local Public Health Agency shall not be required to contact the PCP.

          c)   Prevention and Treatment of Sexually Transmitted Diseases

               The Contractor will be responsible for requiring that its Participating. Providers educate their Enrollees about the risk and prevention of sexually transmitted disease (STD). The Contractor also will be responsible for requiring that its Participating Providers screen and treat Enrollees for STDs and report cases of STD to the Local Public Health Agency and cooperate in contact investigation, in accordance with existing state and local laws and regulations.

          d)   Lead Poisoning

               The Contractor will require its Participating Providers to coordinate lead poisoning screening and follow-up with Local Public Health Agencies to assure appropriate follow-up in terms of environmental investigation, risk management and reporting requirements.

     10.16 Adults with Chronic Illnesses and Physical or Developmental Disabilities

          The Contractor will implement all of the following to meet the needs of their adult Enrollees with chronic illnesses and physical or developmental disabilities:

          a) Satisfactory methods for ensuring that the Contractor is in compliance with the Americans with Disabilities Act ("ADA") and with Section 504 of the Rehabilitation Act of 1973. Program accessibility for persons with disabilities shall be in accordance with Section 24 of this Agreement.

          b) Satisfactory methods/guidelines for identifying persons at risk of, or having, chronic diseases and disabilities and determining their specific needs in terms of specialist physician referrals, durable medical equipment, home health services, self-management education and training, etc.

          c) Satisfactory methods to assure access to pediatric providers and subspecialists, and tertiary care centers for the treatment of individuals with congenital diseases and malformations (e.g. sickle cell disease, cystic fibrosis).

          d) Satisfactory methods to assure access to specialty care centers for rare disorders both within and outside of New York State.


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          e)   satisfactory methods for case management of individuals with complex medical needs.

          f) Satisfactory systems for coordinating service delivery with out-of network providers, including behavioral health providers, for all Enrollees.

          g) Policies and procedures to allow for the continuation of existing relationships with out-of-network providers, consistent with P.H.L. Section 4403 and Section 15.5 of this Agreement.

     10.17 Persons Requiring Ongoing Mental Health Services

          The Contractor will implement all of the following for its Enrollees with chronic or ongoing mental health service needs:

          a) Inclusion of all of the required provider types listed in Section 21 of this Agreement.

          b) Satisfactory methods for identifying persons requiring such services and encouraging self-referral and early entry into treatment.

          c)   Satisfactory case management system.

          d) Satisfactory systems for coordinating service delivery among physical health, alcohol substance abuse, and mental health providers, and coordinating services with other available services, including social services.

          The Contractor agrees to participate in the local planning process for serving persons with mental health needs to the extent requested by the LDSS. At the LDSS discretion, the Contractor will develop linkages with local governmental units on coordination, procedures and standards related to mental health services and related activities.

     10.18 Member Needs Relating to HIV

          Persons with HIV infection will be permitted to enroll into FHPlus health plans.

          The Contractor agrees that anonymous testing may be furnished to the Enrollee without prior approval by the Contractor and may be conducted at anonymous testing sites available to clients. Services provided for HIV treatment can be obtained from the Contractor during the period the Enrollee is enrolled in the Contractor's plan.


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          To adequately address the HIV prevention needs of uninfected
          Enrollees, as well as the special needs of individuals with HIV infection who do enroll in FHPlus, the Contractor shall have in place all of the following:

          a) Methods for promoting HIV prevention to all Plan Enrollees. HIV prevention information, both primary, as well as secondary should be tailored to the Enrollee's age, sex, and risk factor(s), (e.g., injection drug use and sexual risk activities), and should be culturally and linguistically appropriate. HIV primary prevention means the reduction or control of causative factors for HIV, including the reduction of risk factors. HIV primary prevention includes strategies to help prevent uninfected Enrollees, from acquiring HIV, i.e., behavior counseling for HIV negative Enrollees with risk behavior. Primary prevention also includes strategies to help prevent infected Enrollees from transmitting HIV infection, i.e., behavior counseling with an HIV infected Enrollee to reduce risky sexual behavior or providing antiviral therapy to a pregnant; HIV infected female to prevent the transmission of HIV infection to a newborn. HIV Secondary Prevention means promotion of early detection and treatment of HIV disease in an asymptomatic Enrollee to prevent the development of symptomatic disease. This includes: regular medical assessments; routine immunization for preventable infections; prophylaxis for opportunistic infections; regular dental, optical, dermatological and gynecological care; optimal diet/nutritional supplementation; and partner notification services which lead to the early detection and treatment of other infected persons. All plan Enrollees should be informed of the availability of HIV counseling, testing, referral and partner notification (CTRPN) services.

          b) Policies and procedures promoting the early identification of HIV infection in Enrollees. Such policies and procedures shall include at a minimum assessment methods for recognizing, the early signs and symptoms of HIV disease; initial and routine screening for HIV risk factors through administration of sexual behavior and drug and alcohol use assessments; and the provision of information to all Enrollees regarding the availability of in-plan HIV CTRNP services and anonymous CTRPN services from New York State, New York City and Local Public Health Agencies.

          c) The Contractor shall comply with the requirements set forth in Title 10 NYCRR (including Section 98-1.2 and in Subpart 69-I) which mandate that HIV counseling with testing, presented as a clinical recommendation, be provided to all women in prenatal care and their newborns. Consistent with these requirements, the Contractor shall ensure that Participating Providers refer such Enrollees determined to have HIV infection for clinically appropriate services.


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          d)   Network Sufficiency. A network of providers sufficient to meet the needs of its Enrollees with HIV. Satisfaction of the network requirement may be accomplished by inclusion of HIV specialists within the network or the provision of HIV specialist consultation to non-HIV specialists serving as PCPs for persons with HIV infection; inclusion of Designated AIDS Center Hospitals or other hospitals experienced in HIV care in the Contractor's network; and contracts or linkages with providers funded under the Ryan White CARE Act. The Contractor shall inform the providers in its network how to obtain information about the availability of Experienced HIV Providers and HIV Specialist PCPs.

          e) Case Management Assessment for Enrollees with HIV Infection. The Contractor shall establish policies and procedures to ensure that Enrollees who have been identified as having HIV infection are assessed for case management services. The Contractor shall arrange for any Enrollee identified as having HIV infection and needing case management services to be referred to an appropriate case management services provider, including in-plan case management, and/or HIV community-based psychosocial case management services.

          f) Reporting. The Contractor shall require its Participating Providers to report positive HIV test results and diagnoses and known contacts of such persons to the New York State Commissioner of Health. In New York City, these shall be reported to the New York City Commissioner of Health. Access to partner notification services must be consistent with 10 NYCRR Part 63.

     Updates and Dissemination of HIV Practice Guidelines. The Contractor's Medical Director shall review Contractor's HIV practice guidelines at least annually and update them as necessary for compliance with recommended SDOH AIDS Institute and federal government clinical standards. The Contractor will disseminate the HIV Practice Guidelines or revised guidelines to Participating Providers at least annually, or more frequently as appropriate.

     10.19 Persons Requiring Alcohol Substance Abuse Services

          The Contractor will have in place all of the following for its Enrollees requiring alcohol substance abuse services:

          a) Participating Provider networks consisting of licensed providers, as defined in Section 21.16 of this Agreement.


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          b)   Satisfactory methods for identifying persons requiring such services and encouraging self-referral and early entry into treatment. In the case of pregnant women, having methods for referring to OASAS for appropriate services beyond the Contractor's Benefit Package (e.g., halfway houses).

          c) Satisfactory systems of care (provider networks and referral processes sufficient to ensure that emergency services can be provided in a timely manner), including crisis services.

          d)   Satisfactory case management systems.

          e) Satisfactory systems for coordinating service delivery between physical health, alcohol/substance abuse, and mental health providers, and coordinating in-plan services with other services, including Social Services.

          The Contractor agrees to also participate in the local planning process for serving persons with alcohol and substance addictions, to the extent requested by the LDSS. At the LDSS's discretion, the Contractor will develop linkages with local governmental units on coordination procedures and standards related to Alcohol Substance Abuse Services and related activities.

     10.20 Native Amencans

          If the Contractor's Enrollee is a Native American and the Enrollee chooses to access primary care services through their tribal health center, the PCP authorized by the Contractor to refer the Enrollee for plan benefits must develop a relationship with the Enrollee's PCP at the tribal health center to coordinate services for said Native American Enrollee.

     10.21 Women, Infants, and Children (WIC)

          The Contractor shall develop linkage agreements or other mechanisms to ensure women Enrollees are referred to WIC services. if qualified to receive such services. The Contractor shall refer pregnant women to WIC local agencies for nutritional assessments and supplements.

     10.22 Coordination of Services

          The Contractor shall coordinate care when appropriate for Enrollees with: a) the court system (for COURT ORDERED EVALUATIONS AND TREATMENT);


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          b)   specialized providers of health care for the homeless, and other providers of services for victims of domestic violence;

          c) family planning clinics, community health centers, migrant health centers, rural health centers;

          d)   WIC

          e)   special needs plans;

          f)   programs funded through the Ryan White CARE Act;

          g)   other pertinent entities that provide services out of network;

          h)   Prenatal Care Assistance Program (PCAP) Providers;

          i) local governmental units responsible for public health, mental health, mental retardation or alcohol and substance abuse services; and

          j) specialized providers of long term care for people with developmental disabilities.

Coordination may involve contracts or linkage agreements (if entities are willing to enter into such agreement), or other mechanisms to ensure coordinated care for Enrollees.


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
11.  MARKETING

     11.1 Marketing Plan

          The Contractor shall have Marketing Plans, that have been prior-approved by the SDOH and/or LDSSs, that describe the Marketing activities the Contractor will undertake within designated geographic areas during the term of this Agreement.

          The Marketing Plans and all marketing activities must be consistent with the Marketing Guidelines which are set forth in Appendix D, which is hereby made a part of this Agreement as if set forth fully herein.

          County-specific Marketing Plans shall be kept on file in the offices of the Contractor, LDSS, and the SDOH. Marketing Plans may be modified by the Contractor subject to prior written approval by the SDOH and/or the LDSS. The SDOH and/or LDSS will take action on the changes submitted within sixty (60) calendar days of submission or the Contractor may deem the changes approved.

     11.2 Marketing Activities

          Marketing activities by the Contractor shall conform to approved Marketing Plans.

     11.3 Prior Approval of Marketing Materials, Procedures, Subcontractors

          The Contractor shall submit all subcontracts, procedures, and materials related to Marketing to potential Enrollees to the SDOH and/or LDSS for prior written approval. The Contractor shall not enter into any subcontracts or use any marketing subcontractors, procedures, or materials that the SDOH and/or LDSS have not approved.

     11.4 Marketing Infractions

          Infractions of the Marketing Guidelines may result in the following actions being taken by the SDOH in collaboration with LDSSs to protect the interests of the program and its clients.

          a) If an MCO or its representative commits a first time infraction of marketing guidelines and the SDOH and/or LDSS deems the infraction to be minor or unintentional in nature, the SDOH and/or LDSS may issue a warning letter to the MCO.

               For subsequent or more serious infractions, the SDOH in collaboration with LDSSs, may impose liquidated damages of


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               $2,000 or other appropriate non-monetary sanction for each infraction.

               The SDOH in collaboration with LDSSs may require the MCO to prepare a corrective action plan with a specified deadline for implementation.

               If the MCO commits further infractions, fails to pay liquidated damages within the specified timeframe, fails to implement a corrective action plan in a timely manner or commits an egregious first-time infraction, the SDOH in collaboration with LDSSs may:

               i) prohibit the plan from conducting any marketing activities for a period up to the end of the contract period;

               ii) suspend new enrollments for a period up to the remainder of the contract; or

               iii) terminate the contract pursuant to termination procedures described therein.

     11.5 Additional Marketing Guidelines

          The SDOH may require the Contractor to comply with Local District specific marketing guidelines.


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12.  MEMBER SERVICES

     12.1 General Functions

          The Contractor shall operate a Member Services function during regular business hours, which must be accessible to Enrollees via a toll-free telephone line. Personnel must also be available via a toll-free telephone line (which can be the member services toll-free line or separate toll-free lines) not less than during regular business hours to address complaints and utilization review inquiries. In addition, the Contractor must have a telephone system capable of accepting, recording or providing instruction to incoming callers regarding complaints and utilization review during other than normal business hours and measures in place to ensure a response to those calls the next business day after the call was received. At a minimum, the Member Services Department must be staffed at a ratio of at least one
          (1) full time equivalent Member Service Representative for every 4,000 or fewer FHPlus Enrollees or FHPlus and Medicaid Managed Care Enrollees if the Contractor also participates in the Medicaid program. Member Services staff must be responsible for the following:

          a) Explaining the Contractor's rules for obtaining services and assisting Enrollees in making appointments.

          b)   Assisting Enrollees to select or change Primary Care Providers.

          c) Fielding and responding to Enrollee questions and complaints, and advising Enrollees of the prerogative to complain to the SDOH and LDSS at any time.

          d)   Clarifying information in the member handbook for Enrollees.

          e) Advising Enrollees of the Contractor's complaint and appeals program, the utilization review process, and Enrollee's rights to a fair hearing or external review.

     12.2 Translation and Oral Interpretation

          a) Contractor must make available written marketing and other informational materials (e.g., member handbooks) in a language other than English whenever at least five percent (5%) of the potential. Enrollees of the Contractor in any county of the Service Area speak that particular language and do not speak English as a first language.

          b) In addition, verbal interpretation services must be made available to Enrollees who speak a language other than English as a primary


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               language. Interpreter services must be offered in person where practical, but otherwise may be offered by telephone.

          The SDOH will determine the need for other than English translations based on county-specific census data or other available measures.

     12.3 Communicating With The Visually, Hearing and Cognitively Impaired

          The Contractor also must have in place appropriate alternative mechanisms for communicating effectively with persons with visual, hearing, speech, physical or developmental disabilities. These alternative mechanisms include Braille or audio tapes for the visually impaired, TTY access for those with certified speech or hearing disabilities, and use of American Sign Language and/or integrative technologies.


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13.  ENROLLEE NOTIFICATION

     13.1 Provider Directories/Office Hours for Participating Providers

          a) The Contractor will provide to each Enrollee, and upon request to each prospective Enrollee, a list of Participating Providers by specialty and a list of facilities for the county/borough in which the Enrollee or prospective Enrollee resides. Such list shall include names, office addresses, telephone numbers, board certification for physicians, and information on language capabilities and wheelchair accessibility of Participating Providers. This information must be provided in the form of a Provider Directory which must be updated by the Contractor quarterly. Updates for three consecutive quarters may be accomplished through inserts which minimally include additions or deletions of Participating Providers. An updated provider directory must be provided in writing to the Contractor's Enrollees at least annually. Provider directories, including all relevant inserts, shall be made available to new Enrollees, and to prospective Enrollees, upon request.

          b) In addition, the Contractor must make available to the SDOH/LDSS the office hours for Participating Providers. This requirement may be satisfied by providing a copy of the list or Provider Directory described in this Section with the addition of office hours or by providing a separate listing of office hours for Participating Providers.

     13.2 MEMBER ID CARDS

          a) The Contractor must issue an identification card to the Enrollee containing the following information:

               i.   the name of the Enrollee's clinic (if applicable);

               ii. the name of the Enrollee's PCP and the PCP's telephone number;

               iii. the member services toll free telephone number; and

               iv. the twenty-four (24) hour toll free telephone number that Enrollees may use to access information on obtaining services when his/her PCP is not available.

          b) If an Enrollee is being served by a PCP team, the name of the individual shown on the card should be the lead provider. PCP information may be embossed on the card or affixed to the card by a sticker.

          c)   The Contractor shall issue an identification card within fourteen
               (14) days of an Enrollee's Effective Date of Enrollment. If unforeseen circumstances, such as the lack of identification of a PCP, prevent the MCO from forwarding the official identification card to new Enrollees within the fourteen(14) day period, alternative measures by which Enrollees may identify themselves such as use of a Welcome Letter or


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               a temporary identification card shall be deemed acceptable until such time as a PCP is either chosen by the Enrollee or auto assigned by the Contractor. The Contractor agrees to implement an alternative method by which individuals may identify themselves as Enrollees prior to receiving the card (e.g., using a "welcome letter" from the plan) and to update PCP information on the identification card.

     13.3 Member Handbooks

          The Contractor shall issue to a new Enrollee within fourteen (14) days of the Effective Date of Enrollment a FHPlus Member Handbook, which is consistent with the SDOH guidelines described in Appendix E, a copy of which is amended hereto and incorporated by reference into the body of this agreement as if fully set forth herein.

     13.4 Notification of Effective Date of Enrollment

          The Contractor shall inform each Enrollee in writing within fourteen
          (14) days of the Effective Date of Enrollment of any restriction on the Enrollee's right to terminate enrollment. The initial enrollment information and the FHPlus Member Handbook shall, be adequate to convey this notice.

     13.5 Notification of Enrollee Rights

          The Contractor agrees to make all reasonable efforts to contact new Enrollees, in person, by telephone, or by mail, within thirty (30) days of their Effective Date of Enrollment. "Reasonable efforts" are defined to mean at least three (3) attempts, with more than one method of contact being employed. Upon contacting the new Enrollee(s), the Contractor agrees to do at least the following:

          a) Inform the Enrollee about the Contractor's policies with respect to obtaining medical services, including Specialty Services and services for which the Enrollee may self-refer, and what to do in an emergency.

               Conduct a brief health screening to assess the Enrollee's need for any special health care (e.g., prenatal or behavioral health services) or language/communication needs. If a special need is identified, the Contractor shall assist the Enrollee in arranging for an appointment with his/her PCP or other appropriate provider.

               Offer assistance in arranging an initial visit to the Enrollee's PCP for a baseline physical and other preventive services,


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               including an assessment of the Enrollee's potential risk, if any, for specific diseases or conditions.

               Inform new Enrollees about their rights for continuation of certain existing services.

          e) Provide the Enrollee with the Contractor's toll free telephone number that may be called twenty-four (24) hours a day, seven (7) days a week if the Enrollee has questions about obtaining services and cannot reach his/her PCP (this telephone number need not be the Member Services line and need not be staffed to respond to Member Services-related inquiries). The Contractor must have appropriate mechanisms in place to accommodate Enrollees who do not have telephones and therefore cannot readily receive a call back.

          f) Advise Enrollee about opportunities available to learn about MCO policies and benefits in greater detail (e.g., welcome meeting, Enrollee orientation and education sessions).

               Provide the Enrollee with a complete list of network providers that may be accessed directly, without referral. The list should group providers by service type and must include addresses and telephone numbers.

               Assist the Enrollee in selecting a primary care provider if the Enrollee has not already chosen a PCP.

     13.6 Enrollee's Rights to Advance Directives

          The Contractor shall, in compliance with the requirements of 42 CFR
          Section 434.28, maintain written policies and procedures regarding advance directives and inform each Enrollee in writing at the time of enrollment of an individual's rights under State law to formulate advance directives and of the Contractor's policies regarding the implementation of such rights. The Contractor shall include in such written notice to the Enrollee materials relating to advance directives and health care proxies as specified in 10 NYCRR Sections 98.14(f) and 700.5.

     13.7 Approval of Written Notices

          The Contractor shall submit the format and content of all written notifications described in this Section for review and prior approval to the SDOH and/or LDSS. All written notifications must be written at a fourth (4th) to sixth (6th) grade level and in at least ten (10) point print.


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     13.8 Contractor's Duty to Report Lack of Contact

          The Contractor must inform the LDSS of any Enrollee whom it has been unable to contact within ninety (90) days of enrollment using reasonable efforts as defined in Section 13.5 of the Agreement and who has not presented for any health care services through the Contractor or its Participating Providers.

     13.9 Contractor Responsibility to Notify Enrollee of Expected Effective Date of Enrollment

          The Contractor must notify the Enrollee of the expected Effective Date of Enrollment. In the event that the actual Effective Date of Enrollment is different from that given to the Enrollee, the Contractor must notify the Enrollee of the actual date of enrollment. This may be accomplished through a Welcome Letter. To the extent practicable, such notification must precede the Effective Date of Enrollment.

     13.10 LDSS Notification of Enrollee's Change in Address

          SDOH will require LDSS to notify the Contractor of any known change in address of Enrollees in the Contractor's plan.

     13.11 Contractor Responsibility to Notify Enrollee of Effective Date of Benefit Package Change

          The Contractor must provide written notification of the effective date of any Contractor-initiated, SDOH approved benefit package change to Enrollees in the Contractor's plan. Notification to Enrollees must be provided at least 30 days in advance of the effective date of such change.

     13.12 Contractor Resonsibility to Notify Enrollee of Termination, Service Area Changes and Network Changes.

          With prior notice to and approval of the SDOH and LDSS, the Contractor shall inform each Enrollee in writing of any withdrawal by the Contractor from the Family Health Plus program pursuant to Section 2.7, withdrawal from the service area encompassing the Enrollee's zip code, and/or significant changes to the Contractor's provider network pursuant to Section 21.1 d), except that the Contractor need not notify Enrollees who will not be affected by such changes.

          The Contractor shall provide the notifications within the timeframes specified by SDOH and/or LDSS, and shall obtain the prior approval of the notification from SDOH and/or LDSS.


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14.  COMPLAINT AND APPEAL PROCEDURE

     14.1 Contractor's Program to Address Complaints

          a) The Contractor shall establish and maintain a comprehensive program designed to address clinical and other complaints, and appeals of complaint determinations which may be brought by Enrollees, consistent with Articles 44 and 49 of the New York State P.H.L. or Articles 48 and 49 of the New York State Insurance Law ("Insurance Law").

          b) The program must include methods for prompt internal adjudication of Enrollee complaints and appeals and provide for the maintenance of a written record of all complaints and appeals received and reviewed and their disposition.

          c) The Contractor shall ensure that persons with authority to require corrective action participate in the complaint and appeal process.

     14.2 Notification of Complaint and Appeal Program

          a) The Contractor's specific complaint and appeal program shall be described in the Contractor's member handbook and shall be made available to all Enrollees.

          b) The Contractor will advise Enrollees of their right to a fair hearing as appropriate and comply with the procedures established by SDOH for the Contractor to participate in the fair hearing process, as set forth in Section 25 of this Agreement. The Contractor will also advise Enrollees of their right to an external: appeal in accordance with Section 26 of this Agreement.

     14.3 Guidelines for Complaint and Appeal Program

          a) The Contractor's complaint and appeal program will comply with the Family Health Plus Complaint and Appeals Program Guidelines described in Appendix F, a copy of which is annexed hereto and incorporated by reference into the body of this Agreement as if fully SET forth herein. The SDOH may modify Appendix F of this Agreement upon sixty, (60) days prior written notice to the Contractor and such modifications shall become binding and incorporated into this Agreement without further action by the parties.


                               FHPLUS - SECTION 14
                        (COMPLAINT AND APPEAL PROCEDURE)
                                 OCTOBER 1, 2001
                                      14-1

          b) The Contractor's complaint and appeal procedures shall be approved by the SDOH and kept on file with the Contractor and SDOH.

          c) The Contractor shall not modify its complaint and appeals procedure without the prior written approval of SDOH and shall provide SDOH with a copy of the approved modifications within fifteen (15) days after its approval.

     14.4 Complaint Investigation Determinations

          The Contractor must adhere to determinations resulting from complaint investigations conducted by SDOH.


                               FHPLUS - SECTION 14
                        (COMPLAINT AND APPEAL PROCEDURE)
                                 OCTOBER 1, 2001
                                      14-2

15.  ACCESS REQUIREMENTS

     15.1 Appointment Availability Standards

          The Contractor shall comply with the following appointment availability standards.

          a) For emergency care: immediately upon presentation at a service delivery site.

          b)   For urgent care: within twenty-four (24) hours of request.

          c)   Non-urgent "sick" visit: within forty eight (48) to seventy-two
               (72) hours of request, as clinically indicated.

          d) Routine non-urgent, preventive appointments: within four (4) weeks of request.

          e) Specialist referrals (not urgent): within four (4) to six (6) weeks of request.

          f) Initial prenatal visit: within three (3) weeks during first trimester, within two (2) weeks during the second trimester and within one (1) week during the third trimester.

          g) Adult Baseline and routine physicals: within twelve (12) weeks from enrollment. (Adults >21).

          h)   Well child care: within four (4) weeks of request.

          i)   Initial family planning visits: within two (2) weeks of request

          j) In-plan mental health or substance abuse follow-up visits (pursuant to an emergency or hospital discharge): within five (5) days of request, or as clinically indicated.

          k) In-plan, non-urgent mental health or substance abuse visits: within two (2) weeks of request.

     15.2 Twenty-Four (24) Hour Access

          a) The Contractor must provide access to medical services and coverage to Enrollees, either directly or through their PCPs and OB/GYNs, on a twenty-four (24) hour a day, seven (7) day a week basis. The Contractor must instruct Enrollees on what to do to obtain services after business hours and on weekends.

               The Contractor may satisfy the requirement in Section 15.2(a) by requiring their PCPs and OB/GYNs to have primary responsibility for serving as an after hours "on-call" telephone resource to members with medical problems. Under no circumstances may the Contractor routinely refer calls to an emergency room.

----------
(1) These are general standards and are not intended to supersede sound clinical judgement as to the necessity for care and services on a MORE EXPEDIENT BASIS, WHEN JUDGED CLINICALLY NECESSARY AND APPROPRIATE.


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                        (EQUALITY OF ACCESS AND TREATMENT)
                                 OCTOBER 1, 2001
                                      15-1

     15.3 Appointment Waiting Times

          Enrollees with appointments shall not routinely be made to wait longer than one hour.

     15.4 Travel Time Standards

          The Contractor will maintain a network that is geographically accessible to the population to be served.

          a)   Primary Care

               Travel time/distance to primary care sites shall not exceed 30 minutes in metropolitan areas or 30 minutes/30 miles in non-metropolitan areas. In rural areas, transport time and distance to primary care sites may be greater than 30 minutes/30 miles if consistent with the community standard for accessing care or if by Enrollee choice.

          b)   Other Providers

               Travel time/distance to specialty care, hospitals, mental health, lab and x-ray providers shall not exceed 30 minutes/30 miles. In rural areas, transport time and distance to specialty care, hospitals, mental health, lab and x-ray providers may be greater than 30 minutes/30 miles if based on the community standard for accessing care or if by Enrollee choice.

     15.5 Service Continuation

          a)   New Enrollees

               If a new Enrollee has an existing relationship with a health care provider who is not a member of the Contractor's provider network, the Contractor shall permit the Enrollee to continue an ongoing course of treatment by the Non-Participating Provider during a transitional period of up to sixty (60) days from the Effective Date of Enrollment, if (1) the Enrollee has a life-threatening disease or condition or a degenerative and disabling disease or condition, or (2) the Enrollee has entered the second trimester of pregnancy at the Effective Date of Enrollment, in which case the transitional period shall include the provision of postpartum care directly related to the delivery up until sixty (60) days post partum. If the Enrollee elects to continue to receive care from such Non-Participating Provider, such care shall be authorized by the Contractor for the transitional period only if the Non-Participating Provider agrees to:


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                        (EQUALITY OF ACCESS AND TREATMENT)
                                 OCTOBER 1, 2001
                                      15-2

               i) accept reimbursement from the Contractor at rates established by the Contractor as payment in full, which rates shall be no more than the level of reimbursement applicable to similar providers within the Contractor's network for such services; and

               ii) adhere to the Contractor's quality assurance requirements and provide to the Contractor necessary medical information related to such care; and

               iii) otherwise adhere to the Contractor's policies and procedures including, but not limited to procedures regarding referrals and obtaining pre-authorization in a treatment plan approved by the Contractor.

          In no event shall this requirement be construed to require the Contractor to provide coverage for benefits not otherwise covered.

          b)   Enrollees Whose Health Care Provider Leaves the Network

               The Contractor shall permit an Enrollee, whose health care provider has left the Contractor's network of providers for reasons other than imminent harm to patient care, a determination of fraud or a final disciplinary action by a state licensing board that impairs the health professional's ability to practice, to continue an ongoing course of treatment with the Enrollee's current health care provider during a transitional period, consistent with New York State P.H.L. Section 4403(6)(e) or Insurance Law Section 4804 (a).

               The transitional period shall continue up to ninety (90) days from the date of notice to the Enrollee of the provider's disaffiliation from the network; or, if the Enrollee has entered the second trimester of pregnancy, for a transitional period that includes the provision of postpartum care directly related to the delivery through sixty (60) days post partum. If the Enrollee elects to continue to receive care from such Non-Participating Provider, such care shall be authorized by the Contractor for the transitional period only if the Non-Participating Provider agrees to:

               i) accept reimbursement from the Contractor at rates established by the Contractor as payment in full, which rates shall be no more than the level of reimbursement applicable to similar providers within the Contractor's network for such services;

               ii) adhere to the Contractor's quality assurance requirements and provide to the Contractor necessary medical information related to such care; and

               iii) otherwise adhere to the Contractor's policies and procedures including, but not limited to procedures regarding referrals and


                               FHPLUS - SECTION 15
                        (EQUALITY OF ACCESS AND TREATMENT)
                                 OCTOBER 1, 2001
                                      15-3
                    obtaining pre-authorization in a treatment plan approved by the Contractor.

               In no event shall this requirement be construed to require the Contractor to provide coverage for benefits not otherwise covered.

     15.6 Standing Referrals

          The Contractor will implement policies and procedures to allow for standing referrals to participating specialists for Enrollees who have ongoing needs for care from such specialists, consistent with P.H.L.
          Section 4403(6)(b) unless the Contractor does not have a specialist qualified to meet a particular enrollee's needs. In such case, the Contractor shall make a referral to an appropriate provider consistent with P.H.L. Section 4403(6)(a) or Insurance Law Section 4804 (b).

     15.7 Specialist as a Coordinator of Primary Care

          The Contractor will implement policies and procedures to allow Enrollees with a life-threatening or degenerative and disabling disease or condition, which requires prolonged specialized medical care, to receive a referral to a participating specialist, who will then function as the coordinator of primary and specialty care for that Enrollee, consistent with P.H.L. Section 4403(6)(c) unless the Contractor does not have a specialist qualified to meet a particular enrollee's needs. In such case, the Contractor shall make a referral to an appropriate provider consistent with the P.H.L. Section 4403(6)(a) or Insurance Law Section 4804 (c).

     15.8 Specialty Care Centers

          The Contractor will implement policies and procedures to allow Enrollees with a life-threatening or a degenerative and disabling condition or disease, which requires prolonged specialized medical care to receive a referral to an accredited or designated participating specialty care center with expertise in treating the life-threatening or degenerative and disabling disease or condition, consistent with New York State P.H.L. Section 4403(6)(d) unless the Contractor does not have a specialty care center qualified to meet a particular enrollee's needs. In such case, the Contractor shall make a referral to an appropriate provider consistent with the P.H.L. Section 4403(6)(a) or Insurance Law Section 4804 (d).


                               FHPLUS - SECTION 15
                        (EQUALITY OF ACCESS AND TREATMENT)
                                 OCTOBER 1, 2001
                                      15-4

16.  QUALITY ASSURANCE

     1.6.1 Internal Quality Assurance Program

          a) Contractor must operate a quality assurance program which is approved by SDOH and which includes methods and procedures to control the utilization of FHPlus services consistent with P.H.L.
               Article 49 and 42 CFR Part 456 and Article 48 and 49 of the Insurance Law. Recipients records must include information needed to perform utilization review consistent with 42 CFR Sections 456.111 and 456.211. The Contractor's approved quality assurance program must be kept on file by the Contractor. The Contractor shall not modify the quality assurance program without the prior written approval of the SDOH.

          b)   The Contractor shall incorporate the findings from reports in
               Section 18 of this Agreement, into its quality assurance program. When performance is less than the statewide average or another standard as defined by the SDOH and developed in consultation with plans and appropriate clinical experts, the Contractor will be required to develop a plan for improving performance subject to approval by the SDOH. The Contractor agrees to meet with the SDOH up to twice a year to review improvement plans and quality performance.

     16.2 Standards of Care

          The Contractor must adopt practice guidelines consistent with current standards of care, and in compliance with recommendations, of professional specialty groups or the guidelines of programs such as the American Academy of Pediatrics, the American Academy of Family Physicians, the U.S. Task Force on Preventive Care, the New York State Child/Teen Health Program (C/THP) standards for provision of care to individuals under age 21, the American Medical Association's Guidelines for Adolescent and Preventive Services, the US Department of Health and Human Services Center for Substance Abuse Treatment, the American College of Obstetricians and Gynecologists, the American Diabetes Association and the AIDS Institute clinical standards for adult, adolescent, and pediatric care. The Contractor must have mechanisms in place to disseminate any changes in practice guidelines to its network providers at least annually, or more frequently, as appropriate.


                               FHPLUS - SECTION 16
                               (QUALITY ASSURANCE)
                                 OCTOBER 1, 2001
                                      16-1

17.  MONITORING AND EVALUATION

     17.1 Right to Monitor Contractor Performance

          The SDOH and/or LDSS, and DHHS shall each have the right, during the Contractor's normal operating hours, and at any other time a Contractor function or activity is being conducted, to monitor and evaluate, through inspection or other means, the Contractor's performance, including, but not limited to, the quality, appropriateness, and timeliness of services provided under this Agreement.

     17.2 Cooperation During Monitoring and Evaluation

          The Contractor shall cooperate with and provide reasonable assistance to the SDOH and/or LDSS, and DHHS in the monitoring and evaluation of the services provided under this Agreement.

     17.3 Cooperation During Annual On-Site Review

          The Contractor shall cooperate with SDOH and LDSS in an annual on-site review of the MCO's operations. SDOH shall give the Contractor notification of the annual review and survey format at least forty-five (45) days prior to the annual site visit. This requirement shall not preclude SDOH and/or LDSS from site visits upon shorter notice for other monitoring purposes.

     17.4 Cooperation During Review of Services by External Review Agency

          The Contractor shall comply with all requirements associated with the annual review of the quality of services rendered to its Enrollees to be performed by an external review agent selected by the SDOH.


                               FHPLUS - SECTION 17
                           (MONITORING AND EVALUATION)
                                 OCTOBER 1, 2001
                                      17-1

18.  CONTRACTOR REPORTING REQUIREMENTS

     18.1 Time Frames for Report Submissions

          Except as otherwise specified herein, the Contractor shall prepare and submit to SDOH the reports required under this Agreement in an agreed media format within sixty (60) days of the close of the applicable semi-annual or annual reporting period, and within fifteen (15) business days of the close of the applicable quarterly reporting period.

     18.2 SDOH Instructions for Report Submissions

          SDOH will provide Contractor with instructions for submitting the reports required by Section 18.5 (a) through (n), including time frames, and requisite formats: The instructions, time frames and formats may be modified by SDOH upon sixty (60) days written notice to the Contractor.

     18.3 Liquidated Damages

          The Contractor shall pay liquidated damages of $2,500 if any report required pursuant to this Section is materially incomplete, contains material misstatements or inaccurate information, or is not submitted on time in the requested format. The Contractor shall pay liquidated damages of $2,500 to the SDOH if its monthly encounter data submission is not received by the Fiscal Agent by the due date specified in
          Section 18.5(d). The Contractor shall pay liquidated damages of $500 to the SDOH for each day other reports required by this Section are late. The SDOH shall not impose liquidated damages for a first time infraction by the Contractor unless the SDOH deems the infraction to be a material misrepresentation of fact or the Contractor fails to cure the first infraction within a reasonable period of time upon notice from the SDOH. Liquidated damages may be waived at the sole discretion of SDOH. Nothing in this Section shall limit other remedies or rights available to SDOH relating to the timeliness, completeness and/or accuracy of Contractor's reporting submission.

     18.4 Notification of Changes in Report Due Dates Requirements or Formats

          SDOH may extend due dates, or modify report requirements or formats upon a written request by the Contractor to the SDOH with a copy of the request to the other agency, where the Contractor has demonstrated a good and compelling reason for the extension or modification. The determination to grant a modification or extension of time shall be made by SDOH.


                               FHPLUS - SECTION 18
                       (CONTRACTOR REPORTING REQUIREMENTS)
                                 OCTOBER 1, 2001
                                      18-1

     18.5 Reporting Requirements

          The Contractor shall submit the following reports to SDOH except in those instances in which this Agreement specifies the reports shall be submitted also to the LDSS:

          a)   Annual Financial Statements:

               The Contractor shall submit Annual Financial Statements to SDOH. The due date for annual statements shall be April 1 following the report closing date.

          b)   Quarterly Financial Statements:

               The Contractor shall submit Quarterly Financial Statements, to SDOH. The due date for quarterly reports shall be forty-five (45) days after the end of the calendar quarter.

          c)   Other Financial Reports:

               Contractor shall submit financial reports, including certified annual financial statements, and make available documents relevant to its financial condition to SDOH and the State Insurance Department (SID) in a timely manner as required by State laws and regulations including but not limited to PHL Sections 4403-a, 4404 and 4409, Title 10 NYCRR Sections 98.11,
               98.16 and 98.17 and applicable Insurance Law Sections 304, 305, 306, and 310. The SDOH reserves the right to require Contractor to submit such relevant financial reports and documents related to the financial condition of the plan to the LDSS as set forth in Section 18.5(o) of this Agreement.

          d)   Encounter Data:

               The Contractor shall prepare and submit encounter data on a monthly basis to SDOH through its designated Fiscal Agent. Each provider is required to have a unique identifier. Submissions shall be comprised of encounter records, or adjustments to previously submitted records, which the Contractor has received and processed from provider encounter records or claim records of any contracted services rendered to the Enrollee in the current or any preceding months. Monthly submissions must be received by the Fiscal Agent by the Tuesday before the last Monday of the month to assure the submission is included in the Fiscal Agent's monthly production processing.


                               FHPLUS - SECTION 18
                       (CONTRACTOR REPORTING REQUIREMENTS)
                                 OCTOBER 1, 2001
                                      18-2

          e)   Quality of Care Performance Measures:

               The Contractor shall prepare and submit reports to SDOH, as specified in the Quality Assurance Reporting Requirements (QARR). The Contractor must arrange for an NCQA-certified entity to audit the QARR data prior to its submission to the SDOH unless this requirement is specifically waived by the SDOH. The SDOH will select the measures which will be audited.

          f)   Complaint Reports:

               The Contractor must provide the, SDOH on a quarterly basis, and within fifteen (15) business days of the close of the quarter, a summary of all complaints received during the preceding quarter on the Health Provider Network ("HPN").

               The Contractor also agrees to provide on a quarterly basis, via the HPN, the total number of complaints that have been unresolved for more than forty-five (45) days. The Contractor shall maintain records on these and other complaints which shall include all correspondence related to the complaint, and an explanation of the disposition. These records shall be readily available for review by the SDOH or LDSS upon request.

               Nothing in this Section is intended to limit the right of the SDOH and the LDSS to obtain information immediately from a Contractor pursuant to investigating a particular Enrollee or provider complaint.

          g)   Fraud and Abuse Reporting Requirements

               i) The Contractor must submit quarterly, via the HPN complaint reporting format, the number of complaints of fraud or abuse made to the Contractor that warrant preliminary investigation by the Contractor.

               ii) The Contractor must also, submit the following information to the SDOH on an ongoing basis for each confirmed case of fraud and abuse it identifies through complaints, organizational monitoring, contractors, subcontractors, providers, beneficiaries, Enrollees, etc:

                    A) The name of the individual or entity that committed the fraud or abuse;

                    B)   The source that identified the fraud or abuse;

                    C) The type of provider, entity or organization that committed the fraud or abuse;

                    D)   A description of the fraud or abuse;

                    E)   The approximate range of dollars involved;


                               FHPLUS - SECTION 18
                       (CONTRACTOR REPORTING REQUIREMENTS)
                                 OCTOBER 1, 2001
                                      18-3

                    F) The legal and administrative disposition of the case including actions taken by law enforcement officials to whom the case has been referred; and

                    G)   Other data/information as prescribed by SDOH.

               iii) Such report shall be submitted when cases of fraud and abuse are confirmed, and shall be reviewed and signed by an executive officer of the Contractor.

          h)   Participating Provider Network Reports:

               The Contractor shall submit electronically, to the HPN, an updated provider network report on a quarterly basis. The Contractor shall submit: an annual notarized attestation that the providers listed in each submission have executed an agreement with the Contractor to serve Contractor's FHPLUS Enrollees. The report submission must comply with the Managed Care Provider Network Data Dictionary. Networks must be reported separately for each designated geographic area in which the Contractor operates.

          i) Appointment Availability/Twenty-four (24) Hour/Access and Availability Surveys:

               The Contractor will conduct county-specific (or service area if appropriate) reviews of appointment availability and twenty-four
               (24) hour access and availability surveys annually. Results of such surveys must be kept on file and be readily available for review by the SDOH or LDSS, upon request. Guidelines for such studies may be obtained by contacting the SDOH, Office of Managed Care, Bureau of Certification and Surveillance.

               The SDOH reserves the right to require the Contractor to conduct appointment availability and twenty-four (24) hour access studies twice a year, and to submit these reports to the LDSS, as stated in Section 18.5(o) of this Agreement.

          j)   Clinical Studies:

               The Contractor will participate in up to four (4) SDOH sponsored focused clinical studies annually. The purpose of these studies will be to promote quality improvement within the MCO.

               The Contractor will be required to conduct at least one (1) internal focused clinical study each year in a priority topic area of its choosing, from a list to be generated through the mutual agreement of the SDOH and the Contractor's Medical Director. The purpose of these studies will be to promote quality improvement within the


                               FHPLUS - SECTION 18
                       (CONTRACTOR REPORTING REQUIREMENTS)
                                 OCTOBER 1, 2001
                                      18-4

               MCO. SDOH will provide guidelines for the studies structure. Results of these studies will be provided to the SDOH and the LDSS.

          k)   Independent Audits:

               The Contractor must submit copies of all certified financial statements and a QARR validation audit by independent auditors of their plan to the SDOH and the LDSS within thirty (30) days of receipt by the Contractor.

          l)   New Enrollee Health Screening Completion Report:

               The Contractor shall submit a quarterly report to the SDOH and LDSS within thirty (30) days of the close of the quarter showing the percentage of new Enrollees for which the Contractor was able to complete a health screening consistent with Section 13.5(b) of the Agreement.

          m)   No Contact Report:

               The Contractor shall submit a monthly report within thirty (30) days of the close of the reporting period to the LDSS of any Enrollee it is unable to contact, through reasonable means, including by mail, and by telephone, using methods described in
               Section 13.5 and/or of any Enrollees who have not utilized any health care services through the Contractor or its Participating Providers, within ninety (90) days of the Effective Date of Enrollment.

          n)   Additional Reports:

               Upon request by the SDOH, the Contractor shall prepare and submit other operational data reports. Such requests will be limited to situations in which the desired data is considered essential and cannot be obtained through existing Contractor reports. Whenever possible, the Contractor will be provided with ninety (90) days notice and the opportunity to discuss and comment on the proposed requirements before work is begun. However, the SDOH reserves the right to give thirty (30) days notice in circumstances where time is of the essence.

          o)   LDSS Specific Reports:

               The SDOH may require the Contractor to comply with LDSS specific reporting requirements for FHPLUS.


                               FHPLUS - SECTION 18
                       (CONTRACTOR REPORTING REQUIREMENTS)
                                 OCTOBER 1, 2001
                                      18-5

     18.6 Ownership and Related Information Disclosure

          The Contractor shall report ownership and related information to SDOH and, upon request, to the Secretary of Department of Health and Human Services and the Inspector. General of Health and Human Services, in accordance with 42 U.S.C. Sections 1320a-3 and 1396b(m)(4) (Sections 1124 and 1903(m)(4) of the Federal Social Security Act).

     18.7 Revision of Certificate of Authority

          The Contractor shall give prompt written notice to SDOH of any revisions of the Contractor's license under Article 43 of the Insurance Law.

     18.8 Public Access to Reports

          Any data, information, or reports collected and prepared by the Contractor and submitted to NYS authorities in the course of performing their duties and obligations under this program will be deemed to be owned by the State of New York subject to and consistent with the requirements of Freedom of Information Law. This provision is made in consideration of the Contractor's use of public funds in collecting and preparing such data, information, and reports.

     18.9 Professional Discipline

          a) Pursuant to P.H.L. Section 4405-b, the Contractor shall have in place policies and procedures to report to the appropriate professional disciplinary agency within thirty (30) days of occurrence, any of the following:

               i) the termination of a health care provider contract pursuant to Section 4406-d of the Public Health Law for reasons relating to alleged mental and physical impairment, misconduct or impairment of patient safety or welfare;

               ii) the voluntary or involuntary termination of a contract or employment or other affiliation with such Contractor to avoid the imposition of disciplinary measures; or

               iii) the termination of a health care provider contract in the case of a determination of fraud or in a case of imminent harm to patient health.

          b) The Contractor shall make a report to the appropriate professional disciplinary agency within sixty (60) days of obtaining knowledge of any information that reasonably appears to show that a health professional is guilty of professional misconduct as defined in Articles 130 and 131(a) of the State Education Law.


                               FHPLUS - SECTION 18
                       (CONTRACTOR REPORTING REQUIREMENTS)
                                 OCTOBER 1, 2001
                                      18-6

     18.10 Certification Regarding Individuals Who Have Been Debarred Or Suspended By Federal or State Government

          Contractor will certify to the SDOH initially and immediately upon changed circumstances after the last such certification that it does not knowingly have an individual who has been debarred or suspended by the federal or state government, or otherwise excluded from participating in procurement activities:

          a) as a director, officer, partner or person with beneficial ownership of more than 5% of the Contractor's equity; or

          b) as a party to an employment, consulting or other agreement with the Contractor for the provision of items and services that are significant and material to the Contractor's obligations in the FHPlus program, consistent with requirements of SSA Section 1932
               (d)(1).

     18.11 Conflict of Interest Disclosure

          Contractor shall report to SDOH, in a format specified by SDOH, documentation, including but not limited to the identity of and financial statements of, person(s) or corporation(s) with an ownership or contract interest in the managed care plan, or with any subcontract(s) in which the managed care plan has a 5% or more ownership interest, consistent with requirements of SSA Section 1903
          (m)(2)(a)(viii) and 42 CFR Sections 455.100 and Section 455.104.

     18.12 Physician Incentive Plan Reporting

          The Contractor shall submit to SDOH annual reports containing the information on all of its Physician Incentive Plan arrangements in accordance with 42 CFR Section 434.70 or, if no such arrangements are in place, attest to that. The contents and time frame of such reports shall comply with the requirements of 42 CFR Section 417.479 and be in a format provided by SDOH.


                               FHPLUS - SECTION 18
                       (CONTRACTOR REPORTING REQUIREMENTS)
                                 OCTOBER 1, 2001
                                      18-7

19.  RECORDS MAINTENANCE AND AUDIT RIGHTS

     19.1 Maintenance of Contractor Performance Records

          The Contractor shall maintain and shall require its subcontractors, including its Participating Providers, to maintain appropriate records relating to Contractor performance under this Agreement, including:

          a) records related to services provided to Enrollees, including a separate Medical Record for each Enrollee;

          b) all financial records and statistical data that SDOH and any other authorized governmental agency may, require including books, accounts, journals, ledgers, and all financial records relating to capitation payments, third party health insurance recovery, and other revenue received and expenses incurred under this Agreement;

          c) appropriate financial records to document fiscal activities and expenditures, including records relating to the sources and application of funds and to the capacity of the Contractor or its subcontractors, including its Participating Providers, if relevant, to bear the risk of potential financial losses.

     19.2 Maintenance of Financial Records and Statistical Data

          The Contractor shall maintain all financial records and statistical data according to generally accepted accounting principles.

     19.3 Access to Contractor Records

          The Contractor shall provide SDOH, the Comptroller of the State of New York, DHHS, the Comptroller General of the United States, and their authorized representatives with access to all records relating to Contractor performance under this Agreement for the purposes of examination, audit, and copying (at reasonable cost to the requesting party) of such records. The Contractor shall give access to such records on two (2) business days prior written notice, during normal business hours, unless otherwise provided or permitted by applicable laws, rules, or regulations.

     19.4 Retention Periods

          The Contractor shall preserve and retain all records relating to Contractor performance under this Agreement in readily accessible form during the term of this Agreement and for a period of six (6) years thereafter except that the Contractor shall retain Enrollees' medical records that are in the


                               FHPLUS - SECTION 19
                     (RECORDS MAINTENANCE AND AUDIT RIGHTS)
                                 OCTOBER 1, 2001
                                      19-1
          custody of the Contractor for six (6) years after the date of service rendered to the Enrollee or cessation of Contractor operation, and in the case of a minor, for six (6) years after majority. The Contractor shall require and make reasonable efforts to assure that Enrollees medical records are retained by providers for six (6) years after the date of service rendered to the Enrollee or cessation of Contractor operation, and in the case of a minor, for six (6) years after majority. All provisions of this Agreement relating to record maintenance and audit access shall survive the termination of this Agreement and shall bind the Contractor until the expiration of a period of six (6) years commencing with termination of this Agreement or if an audit is commenced, until the completion of the audit, whichever occurs later. If the Contractor becomes aware of any litigation, claim, financial management review or audit that is started before the expiration of the six (6) year period, the records shall be retained until all litigation, claims, financial management review or audit findings involved in the record have been resolved and final action taken.


                               FHPLUS - SECTION 19
                     (RECORDS MAINTENANCE AND AUDIT RIGHTS)
                                 OCTOBER 1, 2001
                                      19-2

20.  CONFIDENTIALITY

     20.1 Confidentiality of Identifying Information about FHPlus Enrollees and Applicants

          All information relating to services to FHPlus Enrollees and applicants which is obtained by the Contractor shall be confidential pursuant to the New York State P.H.L., including P.H.L. Article 27 F, the provisions of Section 369(4) of the NYS Social Services Law, 42 U.S.C. Section 1396a(a)(7) (Section 1902(a)(7) of the Federal Social Security Act), Section 33.13 of the Mental Hygiene Law, and regulations promulgated under such laws, including 42 CFR Part 2 pertaining to Alcohol and Substance Abuse Services. Such information including information relating to services to FHPlus Enrollees and applicants under this Agreement shall be used or disclosed by the Contractor only for a purpose directly connected with performance of the Contractor's obligations. It shall be the responsibility of the Contractor to inform its employees and contractors of the confidential nature of FHPlus information.

     20.2 Confidentiality of Medical Records

          Medical records of FHPlus Enrollees enrolled pursuant to this Agreement shall be confidential and shall be disclosed to and by other persons within the Contractor's organization including Participating Providers, only as necessary to provide medical care, to conduct quality assurance functions and peer review functions, or as necessary to respond to a complaint and appeal under the terms of this Agreement.

     20.3 Length of Confidentiality Requirements

          The provisions of this Section shall survive the termination of this Agreement and shall bind the Contractor so long as the Contractor maintains any individually identifiable information relating to FHPlus Enrollees and applicants.


                               FHPLUS - SECTION 20
                                (CONFIDENTIALITY)
                                 OCTOBER 1, 2001
                                      20-1

21.  PARTICIPATING PROVIDERS

     21.1 Network Requirements

          a)   Sufficient Number

               i) The Contractor will establish and maintain a network of Participating Providers.

               ii) The Contractor's network must contain all of the provider types necessary to furnish the FHPlus prepaid Benefit Package as defined in Appendix K, a copy of which is amended hereto and incorporated by reference herein as if fully set forth in the body of this Agreement, including but not limited to hospitals, physicians (primary care and specialists), mental health and substance abuse providers, allied health professionals, ancillary providers, DME providers and home health providers.

               iii) To be considered accessible, the network must contain a sufficient number and array of providers to meet the diverse needs of the Enrollee population. This includes being geographically accessible (meeting time/distance standards) and being accessible for the disabled.

               iv) The Contractor shall not include in its network any provider who has been sanctioned or prohibited from serving Medicaid recipients or receiving Medical Assistance payments.

          b)   Absence of Appropriate Network Provider

               In the event that the Contractor determines that it does not have a Participating Provider with appropriate training and experience to meet the particular health care needs of an Enrollee, the Contractor shall make a referral to an appropriate Non-Participating Provider pursuant to a treatment plan approved by the Contractor in consultation with the Primary Care Provider, the Non-Participating Provider and the Enrollee or the Enrollee's designee. The Contractor shall pay for the cost of the services in the treatment plan provided by the Non-Participating Provider.

          c)   Suspension of Enrollee Assignments To Providers

               The Contractor shall ensure that there is sufficient capacity, consistent with SDOH standards, to serve Enrollees under this Agreement. In the event any of the Contractor's Participating Providers are no longer able to


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-1
               accept assignment of new Enrollees due to capacity limitations, as determined by the SDOH, the Contractor will suspend assignment of any additional Enrollees to such Participating Provider until it is capable of further accepting Enrollees. When a Participating Provider has more than one (1) site, the suspension will be made by site.

          d)   Notice of Provider Termination

               The Contractor shall immediately notify SDOH of any notice of termination of a provider agreement to the Contractor's provider network received from the following providers:

                    i)   Hospital

                    ii)  IPA

                    iii) Medical Group

               The Contractor shall also notify SDOH in the event that the Contractor and the providers have failed to re-execute a renewal provider agreement forty-five (45) days prior to the expiration of the agreement.

               The Contractor shall submit a contingency plan to SDOH, at least forty-five (45) days prior to the termination or expiration of the agreement, identifying the number of Enrollees affected by the potential withdrawal, if applicable, and specifying how services previously furnished by the participating providers will be provided in the event of their withdrawal. If the provider is a participating hospital, the Contractor shall identify the number of providers who would not have admitting privileges in the absence of such participating hospital.

               The Contractor shall develop a transition plan for patients of the departing providers subject to approval by SDOH. SDOH may direct the Contractor to provide notice to the patients of PCPs or specialists including available options for the patients, and availability of continuing care, consistent with Section 13.7, not less than thirty (30) days prior to the termination of the provider agreement. In the event that provider agreements are terminated with less than the notice period required by this section, the Contractor shall immediately notify SDOH, and develop a transition plan on an expedited basis and provide notice to patients subject to the consent of SDOH.

               Upon Contractor notice of failure to re-execute, or termination of, a provider agreement, the SDOH may waive the requirement of submission of a contingency plan upon a determination by the SDOH that:

                    i)   the impact upon Enrollees is not significant, and/or

                    ii) the Contractor and provider are continuing to negotiate in good faith and consent to extend the provider agreement for a period


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-2
                    of time necessary to provide not less than thirty (30) days notice to Enrollees.

               SDOH reserves the right to take any other actions permitted by this Agreement and under regulatory or statutory authority, including but not limited to contract termination.

     21.2 Credentialing

          a)   Licensure

               The Contractor shall ensure, in accordance with Article 44 of the Public Health Law, that persons and entities providing care and services for the Contractor in the capacity of physician, dentist, physician's assistant, registered nurse, other medical professional or paraprofessional, or other such person or entity satisfy all applicable licensing, certification, or qualification requirements under New York law and that the functions and responsibilities of such persons and entities in providing Benefit Package services under this Agreement do not exceed those permissible under New York law.

          b)   Minimum Standards

               The Contractor agrees that all network physicians will meet at least one (1) of the following standards, except as specified in
               Section 21.13(b) and Appendix I of this agreement:

               i)   Be board-certified or -eligible in their area of specialty;

               ii)  Have completed an accredited residency program; or

               iii) Have admitting privileges at one (1) or more hospitals participating in the Contractor's network.

          c)   Credentialing/Recredentialing Process

               The Contractor shall have in place a formal process for credentialing Participating Providers on a periodic basis (not less than once every three (3) years) and for monitoring Participating Providers performance.

          d)   Application Procedure

               The Contractor shall establish a written application procedure to be used by a health care professional interested in serving as a Participating Provider with the Contractor. The criteria for selecting providers, including the minimum qualification requirements that a health care professional must meet to be considered by the Contractor, must be defined in writing and developed in consultation


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-3
               with appropriately qualified health care professionals. Upon request, the application procedures and minimum qualification requirements must be made available to health care professionals.

     21.3 SDOH Exclusion or Termination of Providers

          If SDOH excludes or terminates a provider from its Medicaid Program, the Contractor shall, upon learning of such exclusion or termination, immediately terminate the provider agreement with the Participating Provider as it pertains to the Contractor's FHPlus program, and agrees to no longer utilize the services of the subject provider, as applicable. The Contractor will receive a listing of currently excluded Medicaid providers mailed monthly to the correspondence address, that the Contractor specified to SDOH during the initial provider enrollment process. Such listing shall be deemed to constitute constructive notice. This notification should not be the sole basis for identifying current exclusions or termination of previously approved providers. Should the Contractor become aware, through any source, of an SDOH exclusion or termination, the Contractor shall validate this information with the Office of Medicaid Management, Bureau of Enforcement Activities and comply with the provisions of this Section.

     21.4 Evaluation Information

          The Contractor shall develop and implement policies and procedures to ensure that health care professionals are regularly advised of information maintained by the Contractor to evaluate the performance or practice of health care professionals. The Contractor shall consult with health care professionals in developing methodologies to collect and analyze health care professional profiling data. The Contractor shall provide any such information and profiling data and analysis to health care professionals. Such information, data or analysis shall be provided on a periodic basis appropriate to the nature and amount of data and the volume and scope of services provided. Any profiling data used to evaluate the performance or practice of a health care professional shall; be measured against stated criteria and an appropriate group of health care professionals using similar treatment modalities serving a comparable patient population. Upon presentation of such information or data, each health care professional shall be given the opportunity to discuss the unique nature of the health care professional's patient population which may have a bearing on the health care professional's profile and to work cooperatively with the Contractor to improve performance.


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-4

     21.5 Payment In Full

          Contractor must limit participation to providers who agree that payment received from the Contractor for services included in the Benefit Package will be payment in full for services provided to Enrollees.

     21.6 Choice/Assignment of PCPs

          a) The Contractor shall offer each Enrollee the choice of no fewer than three (3) Primary Care Providers within program distance/travel time standards. Contractor must assign a PCP to individuals who fail to select a PCP. The assignment of a PCP by the Contractor may occur after written notification of Contractor by LDSS of the enrollment (through Roster or other method) and after written notification of the Enrollee by the Contractor but in no event later than thirty (30) days after notification of enrollment, and only after the Contractor has made reasonable efforts as set forth in Section 13.5 of this Agreement to contact the Enrollee and inform him/her of his/her right to choose a PCP.

               PCP assignments should be made taking into consideration the following:

               i)   Enrollee's geographic location;

               ii)  any special health care needs, if known by the Contractor;
                    and

               iii) any special language needs, if known by the Contractor.

               In circumstances where, the Contractor operates or contracts with a multi-provider clinic to deliver primary care services, the Enrollee must choose or be assigned a specific provider or provider team within the clinic to serve as his/her PCP. This "lead" provider will be held accountable for performing the PCP duties.

     21.7 PCP Changes

          a) The Contractor must allow Enrollees the freedom to change PCPs, without cause, within thirty (30) days of the Enrollee's first appointment with the PCP. After the first thirty (30) days, the PCP may be changed once every six (6), months without cause.

          b) The Contractor must process a request to change PCPs and advise the Enrollee of the effective date of the change within forty-five (45) days of receipt of the request. The change must be effective no later than the first (1st) day of the second
               (2nd) month following the month in which the request is made.


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-5

               The Contractor will provide Enrollees with an opportunity to select a new PCP in the event that the Enrollee's current PCP leaves the network or otherwise becomes unavailable. Such changes shall not be considered in the calculation of changes for cause allowed within a six (6) month period.

               In the event that an assignment of a new PCP is necessary due to the unavailability of the Enrollee's former PCP, such assignment shall be made in accordance with the requirements of Section
               21.6. of this Agreement.

               In addition to those conditions and circumstances under which the Contractor may assign a PCP to an Enrollee when the Enrollee fails to make an affirmative choice of a PCP, the Contractor may initiate a PCP change for an Enrollee under the following circumstances:

               i) The Enrollee requires specialized care for an acute or chronic condition and the Enrollee and Contractor agree that reassignment to a different PCP is in the Enrollee's interest.

               ii) The Enrollee's place of residence has changed and as a result he/she lives beyond the PCP travel time/distance standard.

               iii) The Enrollee's PCP ceases to participate in the Contractor's network.

               iv) The Enrollee's behavior toward the PCP is disruptive and the PCP has made all reasonable efforts to accommodate the Enrollee.

               v)   The Enrollee has taken legal action against the PCP.

               Prior to initiating a change, the Contractor must offer affected Enrollees the opportunity to select a new PCP in the manner described in this Section.

     21.8 PCP Status Changes

          The Contractor agrees to notify its Enrollees of any of the following PCP changes:

          a) Enrollees will be notified within three (3) business days from the date on which the Contractor becomes aware of the change if:

               i)   Office address/telephone number change.

               ii)  Office hours change.

          b) Enrollees will be notified within fifteen (15) days from the date on which the Contractor became aware of the following changes:

               i) An Enrollee's PCP ceases participation with the Contractor (in such cases, the Contractor must ensure that a new PCP is


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-6
                    assigned within thirty (30) days of the date of notice to the Enrollee).

               ii) An Enrollee is in an ongoing course of treatment with another Participating Provider who becomes unavailable to continue to provide services to such Enrollee. In such cases, the notice shall also describe the procedures for continuing care.

     21.9 PCP Responsibilities

          In conformance with the Benefit Package, the PCP shall provide health counseling and advice; conduct baseline and periodic health examinations; diagnose and treat conditions not requiring the services of a specialist; arrange inpatient care, consultation with specialists, laboratory and radiological services when medically necessary; coordinate the findings of consultants and laboratories and interpret such findings to the Enrollee and the Enrollee's family, subject to the confidentiality provisions of Section 20 of this Agreement, and maintain a current medical record for the Enrollee. The PCP shall also be responsible for determining the urgency of a consultation with a specialist and shall arrange for all consultation appointments within appropriate time frames.

     21.10 Member to Provider Ratios

          The Contractor agrees to adhere to the member-to-PCP ratios shown below. These ratios are for Medicaid and FHPlus Enrollees, are Contractor-specific, and assume the practitioner is a full-time equivalent (FTE) (defined as a provider practicing at least forty (40) hours per week for the Contractor):

          i) No more than 1,500 Medicaid and FHPlus Enrollees for each physician, or 2,400 for a physician practicing in combination with a registered physician assistant or a certified nurse practitioner.

          ii) No more than 1,000 Medicaid and FHPlus Enrollees for each certified nurse practitioner.

          The Contractor agrees that these ratios will be prorated for Participating Providers who represent less than a FTE to the Contractor.

     21.11 Minimum Office Hours General

               Requirements

               A PCP must practice a minimum of sixteen (16) hours a week a each primary care site.


                              FHPLUS - SECTION 21,
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-7

          The minimum office hours requirement may be waived under certain circumstances. A request for a waiver must be submitted by the MCO to the Medical Director of the Office of Managed Care for review and approval. The physician must be available at least eight (8) hours/week, the physician must be practicing in a Health Provider Shortage Area (HPSA) or other similarly determined shortage area, the physician must be able to fulfill the other responsibilities of a PCP (as described in this Section); and the waiver request must demonstrate there are systems in place- to guarantee continuity of care and to meet all access and availability standards (24-hr/7 day week coverage, appointment availability, etc.) SDOH shall notify the Contractor when a waiver has been granted.

     21.12 Primary Care Practitioners

          a)   General Limitations

               The Contractor agrees to limit its PCPs to the following primary care specialties: Family Practice, General Practice, General Pediatrics, General Internal Medicine, except as specified in
               (b), (c), (d) and (e) of this Section.

          b)   Specialist and Sub-specialist as PCPs

               The Contractor is permitted to use specialist and sub-specialist physicians as PCPs when such an action is considered by the Contractor to be medically appropriate and cost-effective. As an alternative, the Contractor may restrict its PCP network to primary care specialties only, while relying on standing referrals to specialists and sub-specialists for Enrollees who require regular visits to such physicians.

          c)   OB/GYN Providers as PCPs

               The Contractor, at its option, is permitted to use OB/GYN providers as PCPs, subject to SDOH qualifications.

          d)   Certified Nurse Practitioners as PCPs

               The Contractor is permitted to use certified nurse practitioners as PCPs, subject to their scope of practice limitations under New York State Law.

          e)   Registered Physician Assistants as Physician Extenders


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-8

               The Contractor is permitted to use registered physician assistants as physician-extenders, subject to their scope of practice limitations under New York State Law.

     21.13 PCP Teams

          a)   General Requirements

               The Contractor may designate teams of physicians/certified nurse practitioners to serve as PCPs for Enrollees. Such teams may include no more than four (4) physicians/certified nurse practitioners and when an Enrollee chooses or is assigned to a team, one of the practitioners must be designated as "lead provider" for that Enrollee. In the case of teams comprised of medical residents under the supervision of an attending physician, the attending physician must be designated as the lead physician.

          b)   Medical Residents

               The Contractor shall comply with SDOH Guidelines for use of Medical Residents as found in Appendix I which is incorporated by reference herein as if fully set forth in the body of this agreement.

     21.14 Hospitals

          a)   Tertiary Services

               The Contractor will establish hospital networks capable of furnishing the full range of tertiary services to Enrollees. Contractors shall ensure that, all- Enrollees have access to at least one (1) general acute care hospital within thirty (30) minutes/thirty (30) miles travel time (by car or public transportation) from the Enrollee's residence, unless no hospitals are located within such a distance. If no hospitals are located within thirty (30) minutes travel time/ thirty (30) miles travel distance, the Contractor must include the next closest site in its network.

          b)   Emergency Services

               The Contractor shall ensure and demonstrate that it maintains relationships with hospital emergency facilities, including comprehensive psychiatric emergency programs (where available) within and around its Service Area to provide Emergency Services.


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-9

     21.15 Dental Networks

          If the Contractor includes dental services in its Benefit Package, the Contractor's dental network shall include geographically accessible general dentists sufficient to offer each Enrollee a choice of two (2) primary care dentists in their Service Area and to achieve a ratio of at least one (1) primary care dentist for each 2,000 Enrollees Networks must also include at least one oral surgeon. Orthognathic surgery, temporal mandibular disorders (TMD) and oral/maxillofacial prosthodontics must be provided through any qualified dentist, either in network or by referral. Periodontists and endodontists must also be available by referral. The network should include dentists with expertise in serving special needs populations (e.g., HIV+ and developmentally disabled patients).

               Dental surgery performed in an ambulatory clinic or inpatient setting is the responsibility of the Contractor regardless of whether the plan has opted to provide dental services.

     21.16 Mental Health, Alcohol and Substance Abuse Providers

               The Contractor will include a full array of mental health and substance abuse providers in its networks in sufficient numbers to assure accessibility to services on the part of Enrollees, using either individual, appropriately licensed practitioners or New York State Office of Mental Health (OMH) and Office of Alcohol and Substance Abuse Services (OASAS) licensed programs and clinics, or both.

               The State defines mental health and substance abuse providers to include the following: Psychiatrists, Psychologists, Psychiatric Nurse Practitioners, Psychiatric Clinical Nurse Specialists, Licensed Certified Social Workers, OMH and OASAS Programs and Clinics, and Providers of mental health and/or alcoholism/substance abuse services certified or licensed pursuant to Articles 23 or 31 of Mental Hygiene Law, as appropriate. OASAS programs include Certified Drug and Alcohol Counselors employed only by OASAS licensed programs.

     21.17 Laboratory Procedures

               The Contractor agrees to restrict its laboratory provider network to entities having either a CLIA certificate of registration or a CLIA certificate of waiver.

     21.18 Federally Qualified Health Centers (FQHCs)


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-10

          The Contractor shall contract with FQHCs operating in its Service Area. However, the Contractor has the option to make a written request to the SDOH for an exemption from the FQHC contracting requirement, if the Contractor can demonstrate, with supporting documentation, that it has adequate capacity and will provide a comparable level of clinical and enabling services (e.g., outreach, referral services, social support services, culturally sensitive services such as training for medical and administrative staff, medical and non-medical and case management services) to vulnerable populations in lieu of contracting with an FQHC in its Service Area. Written requests for exemption from this requirement are subject to approval by HCFA.

          When the Contractor is participating in a county where an MCO that is sponsored, owned and/or operated by one or more FQHCs exists, the Contractor is not required to include any FQHCs within its network in that county.

     21.19 Provider Services Function

          The Contractor will operate a Provider Services function during regular business hours. At a minimum, the Contractor's Provider Services staff must be responsible for the following:

          a) Assisting providers with prior authorization and referral protocols.

          b)   Assisting providers with claims payment procedures.

          c)   Fielding and responding to provider questions and complaints.


                               FHPLUS - SECTION 21
                            (PARTICIPATING PROVIDERS)
                                 OCTOBER 1, 2001
                                      21-11

22.  SUBCONTRACTS AND PROVIDER AGREEMENTS

     22.1 Written Subcontracts

          Contractor may not enter into any subcontracts related to the delivery of services to Enrollees, except by a written agreement.

          If the Contractor enters into subcontracts for the performance of work pursuant to this Agreement, the Contractor shall take full responsibility for the acts or omissions of its subcontractors. Nothing in the subcontract shall impair the rights of the State under this Agreement. No contractual relationship shall be deemed to exist between the subcontractor and the State.

          The Contractor agrees not to enter into any agreements, with third party organizations for the performance of its obligations, in whole or in part, under this Agreement without the State's prior written approval of such third parties and the scope of the work to be performed by them. The State's approval of the scope of work and the subcontractor does not relieve the Contractor of its obligation to perform fully under this Agreement. The responsibilities of the Contractor and any subcontractors will be limited to those specified in the subcontracts.

     22.2 Permissible Subcontracts

          Contractor may subcontract for provider services as set forth in Sections 2.6 and 21 of this contract and management services including, but not limited to, marketing, quality assurance and utilization review activities and such other services only as are acceptable to the SDOH.

          All subcontracts, including provider agreements, entered into by the Contractor to provide program services for Family Health Plus under this Agreement shall contain the provisions specifying:

               a. That the work performed by the subcontractor must be in accordance with the terms of this Agreement;

               b. That nothing contained in such agreement shall impair the rights of the State; and

               c. That the subcontractor specifically agrees to be bound by the confidentiality provisions set forth in the Agreement between the State and the Contractor.


                               FHPLUS - SECTION 22
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                                 OCTOBER 1, 2001
                                      22-1

     22.3 Provisions of Services through Provider Agreements

          All medical care and/or services covered under this Agreement, with the exception of seldom used subspecialty and Emergency Services, Family Planning Services, and services for which Enrollees can self refer, shall be provided through Provider Agreements with Participating Providers.

     22.4 Approvals

               Provider Agreements and any material amendments thereto shall require the approval of SDOH as set forth in P.H.L. 4402 and 10 NYCRR Part 98.

               If a subcontract is for management services under 10 NYCRR
               Section 98.11, it must be approved by SDOH prior to becoming effective.

               Any material modifications to existing or new subcontract arrangements to perform activities relative to service provided under this Agreement must be submitted in writing and approved by SDOH before they may be implemented.

     22.5 Required Components

          a) The Contractor shall impose - obligations and duties on its subcontractors, including its Participating Providers, that are consistent with this Agreement, and that do not impair any rights accorded to DHHS, SDOH, or the LDSS.

     No subcontract, including any Provider Agreement shall limit or terminate the Contractor's duties and obligations under this Agreement.

               Nothing contained in this Agreement between SDOH and the Contractor shall create any contractual relationship between any subcontractor of the Contractor, including Participating Providers, and SDOH.

          b) Any subcontract entered into by the Contractor shall fulfill the requirements of 42 CFR Part 434 that are appropriate to the service or activity delegated under such subcontract.

               The Contractor shall also ensure that, in the event the Contractor fails to pay any subcontractor, including any Participating Provider


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                                 OCTOBER 1, 2001
                                      22-2
               in accordance with the subcontract or Provider Agreement, the subcontractor or Participating Provider will not seek payment from the LDSS, SDOH, the Enrollees, their eligible dependents, or anyone authorized to act on an Enrollee's behalf.

               The Contractor shall include in every Provider Agreement a procedure for the resolution of disputes between the Contractor and its Participating Providers.

     22.6 Timely Payment

          Contractor shall make payments to affiliated health care providers for items and services covered under this Agreement on a timely basis, consistent with the claims payment procedures described in Insurance Law Section 3224-a.

     22.7 Restrictions on Disclosure

          The Contractor shall not by contract or by written policy or procedure prohibit or restrict any health care provider from the following:

          a) Disclosing to any subscriber, Enrollee, patient, designated representative or, where appropriate, prospective Enrollee any information that such provider deems appropriate regarding:

               i) a condition or a course of treatment with such subscriber, Enrollee, patient, designated representative or prospective Enrollee, including the availability of other therapies, consultations, or tests; or

               ii) The provisions, terms, or requirements of the Contractor's products as they relate to the Enrollee, where applicable.

          b) Filing a complaint, making a report or comment to an appropriate governmental body regarding the policies or practices of the Contractor when they believe that the policies or practices negatively impact upon the quality of, or access to, patient care.

          c) Advocating to the Contractor on behalf of the Enrollee for approval or coverage of a particular treatment or for the provision of health care services.

     22.8 Transfer of Liability

          No contract or agreement between the Contractor and a health care provider shall contain any clause purporting to transfer to the health care, provider, other than a medical group, by indemnification or otherwise, any


                               FHPLUS - SECTION 22
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                                 OCTOBER 1, 2001
                                      22-3
          liability relating to activities, actions or omissions of the Contractor as opposed to those of the health care provider.

     22.9 Termination of Health Care Professional Agreements

          The Contractor shall not terminate a contract with a health care professional unless the Contractor provides to the health care professional a written explanation of the reasons for the proposed termination and an opportunity for a review or hearing as hereinafter provided. For purposes of this Section a health care professional is an individual licensed, registered or certified pursuant to Title 8 of the Education Law.

          These requirements shall not apply in cases involving imminent harm to patient care, a determination of fraud, or a final disciplinary action by a state licensing board or other governmental agency that impairs the health care professional's ability to practice.

          When the Contractor desires to terminate a contract with a health care professional, the notification of the proposed termination by the Contractor to the health care professional shall include:

          a)   the reasons for the proposed action;

          b) notice that the health care professional has the right to request a hearing or review, at the provider's discretion, before a panel appointed by the Contractor;

               a time limit of not less than thirty (30) days within which a health care professional may request a hearing; and

               a time limit for a hearing date which must be held within thirty
               (30) days after the date of receipt of a request for a hearing.

          No contract or agreement between the Contractor and a health care professional shall contain any provision which shall supersede or impair a health care professional's right to notice of reasons for termination and the opportunity for a hearing or review concerning such termination.

     22.10 Health Care Professional Hearings

          A health care professional that has been notified of his or her proposed termination must be allowed a hearing. The procedures for this hearing must meet the following standards:

          a) The hearing panel shall be comprised of at least three persons appointed by the Contractor. At least one person on such panel shall


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                                 OCTOBER 1, 2001
                                      22-4
               be a clinical peer in the same discipline and the same or similar specialty as the health care professional under review. The hearing panel may consist of more than three persons, provided however that the number of clinical peers on such panel shall constitute one-third or more of the total membership of the panel.

          b) The hearing panel shall render a decision on the proposed action in a timely manner. Such decision shall include reinstatement of the health care professional by the Contractor, provisional reinstatement subject to conditions set forth by the Contractor or termination of the health care professional. Such decision shall be provided in writing to the health care professional.

          c) A decision by the hearing panel to terminate a health care professional shall be effective not less than thirty (30) days after the receipt by the health care professional of the hearing panel's decision. Notwithstanding the termination of a health care professional for cause or pursuant to a hearing, a plan shall permit an Enrollee to continue an on-going course of treatment for a transition period of up to ninety (90) days, and post-partum care, subject to provider agreement, pursuant to P.H.L. Section 4406(6)(e).

          d)   In no event shall termination be effective earlier than sixty
               (60) days from the receipt of the notice of termination.

     22.11 Non-Renewal of Provider Agreements

          Either party to a contract may exercise a right of non-renewal at the expiration of the contract period set forth therein or, for a contract without a specific expiration date, on each January first occurring after the contract has been in effect for at least one year, upon sixty (60) days notice to the other party; provided, however, that any non-renewal shall not constitute a termination for the purposes of this Section.

     22.12 Physician Incentive Plan

          If Contractor elects to operate a Physician Incentive Plan, Contractor agrees that no specific payment will be made directly or indirectly under the plan to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to an Enrollee. Contractor agrees to submit to SDOH annual reports containing the information on its physician incentive plan in accordance with 42 CFR
          Section 434.70. The contents of such, reports shall comply with the requirements of 42 CFR Section 417.479 and be in a format to be provided by SDOH.


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                                 OCTOBER 1, 2001
                                      22-5

The Contractor must ensure that any agreements for contracted services covered by this Agreement, such as agreements between the Contractor and other entities or between the Contractor's subcontracted entities and their contractors, at all levels including the physician level, include language requiring that the physician incentive plan information be provided by the sub-contractor in an accurate and timely manner to the Contractor, in the format requested by SDOH.

In the event that the incentive arrangements place the physician or physician group at risk for services beyond those provided directly by the physician or physician group for an amount beyond the risk threshold of 25% of potential payments for covered services (substantial financial risk), the Contractor must comply with all additional requirements listed in regulation, such as: conduct enrollee/disenrollee satisfaction surveys; disclose the requirements, for the physician incentive plans to its beneficiaries upon request; and ensure that all physicians and physician groups at substantial financial risk have adequate stop-loss protection. Any of these additional requirements that are passed on to the subcontractors must be clearly stated in the agreement between the Contractor and each subcontractor.


                               FHPLUS - SECTION 22
                     (SUBCONTRACTS AND PROVIDER AGREEMENTS)
                                 OCTOBER 1, 2001
                                      22-6

23.  FRAUD AND ABUSE PREVENTION PLAN

     A Fraud and Abuse Prevention Plan for the detection, investigation and prevention of fraudulent activities must be filed by the Contractor with the Commissioner of Health to the extent required by SDOH regulations.

24.  AMERICANS WITH DISABILITIES ACT COMPLIANCE PLAN

     Contractor must comply with Title II of the Americans with Disabilities Act
     (ADA) and Section 504 of the Rehabilitation Act of 1973 for program accessibility, and-must develop an ADA Compliance Plan consistent with the guidelines in Appendix J of this Agreement a copy of which is amended hereto and incorporated into the body of the Agreement as if fully set forth herein. Said plan must be approved by the SDOH and be filed with the Commissioner of Health and be kept on file by the Contractor.

25.  FAIR HEARINGS

     25.1 Enrollee Access To Fair Hearing Process

          Enrollees may access the fair hearing process in accordance with applicable federal and state laws and regulations. Contractors must abide by and participate in New York State's Fair Hearing Process and comply with determinations made by a fair hearing officer.

     25.2 Enrollee Rights to a Fair Hearing

          Enrollees may request a fair hearing regarding adverse LDSS determinations concerning enrollment, disenrollment and eligibility, and regarding the denial, termination, suspension or reduction of a clinical treatment or other Benefit Package services by the Contractor. For issues related to disputed services, Enrollees must have received an adverse determination from the Contractor or its approved utilization review agent either overriding a recommendation to provide services by a Participating Provider or confirming the decision of a Participating Provider to deny those services. An Enrollee may also seek a fair hearing for a failure by the Contractor to act with reasonable promptness with respect to such services. Reasonable promptness shall mean compliance with the time frames established for review of grievances and utilization review in Sections 44 and 49 of the Public Health Law for Article 44 plans or Articles 48 and 49 of the State Insurance Law for Article 43 plans.

     25.3 Contractor Notice to Enrollees

          Contractor must issue a written Notice of Adverse Determination and Fair Hearing Rights to any Enrollee:


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                                 OCTOBER 1, 2001

                    When Contractor or its utilization review agent has denied a request to approve a Benefit Package service ordered by an MCO provider; or

               ii) When an Enrollee is denied a requested service or benefit by an MCO provider and has exhausted the Contractors approved internal complaint and appeal procedures or utilization review processes; or

               iii) At least ten (10) days before the effective date of
                    Contractor's termination, suspension or reduction of a benefit or treatment already in progress for that Enrollee.

          b) Contractor agrees to serve notice on affected Enrollees by mail and must maintain documentation of such.

               Contractor's Notice of Adverse Determination and Notice of a Right to Request a Fair Hearing shall include the following:

               i)   A description of the action Contractor intends to take;

               ii)  Contractor's reasons for the intended action;

               iii) The circumstances under which expedited complaint or
                    utilization review is available and how to request it;

               iv) Notice of Enrollee's right to file a complaint with the Contractor, a complaint with SDOH, and/or request a State fair hearing through the Office of Administrative Hearings
                    (OAH);

               v) Instructions to the Enrollee regarding how the Enrollee may file complaints, utilization appeals and State fair hearing requests, including use of the Notice of Right to Request a Fair Hearing which will inform Enrollees of his or her possible right to aid continuing and that such aid can be accessed only if the Enrollee requests a State fair hearing.

     25.4 Aid Continuing

          Contractor shall be required to continue the provision of the Benefit Package services that are the subject of the fair hearing to an Enrollee (hereafter referred to as "aid continuing") if so ordered by the OAK under the following circumstances;

               i) Contractor has or is seeking to reduce, suspend or terminate a treatment or Benefit Package service currently being provided;

               ii) Enrollee has filed a timely request for a fair hearing with OAH; and

               iii) There is a valid order for the treatment or service from a participating provider. Contractor shall provide aid continuing until the matter has been resolved to the Enrollee's satisfaction or until the administrative process has been completed and there is a


                        FHPLUS - SECTION 23 - SECTION 37
                                 OCTOBER 1, 2001
                    determination from OAR that Enrollee is not entitled to receive the service, the Enrollee withdraws the request for aid continuing and/or the fair hearing in writing, or the treatment or service originally ordered by the provider has been completed, whichever occurs first.

               iv) If the services and/or benefits in dispute have been terminated, suspended or reduced and the Enrollee timely requests a fair hearing, Contractor shall, at the direction of either SDOH or LDSS, restore the disputed services and/or benefits consistent with the provisions of Section 25.4(iii) of this Agreement.

     25.5 Responsibilities of SDOH

          SDOH will make every reasonable effort to ensure that the Contractor receives timely notice in writing by fax or e-mail, of all requests, schedules and directives regarding fair hearings.

     25.6 Contractor's Obligations

          a) Contractor shall appear at all scheduled fair hearings concerning its clinical determinations and/or Contractor-initiated disenrollments to present evidence as justification or submit written evidence as justification for its determination regarding the disputed benefits and/or services. If Contractor will not be making a personal appearance at the fair hearing, the written material must be submitted to OAH and Enrollee or Enrollee's representative at least three (3) business days prior to the scheduled hearing. If the hearing is scheduled fewer than three
               (3) business days after the request, Contractor must deliver the evidence to the hearing site no later than one (1) business day prior to the hearing, otherwise Contractor must appear in person. Notwithstanding the above provisions, Contractor may be required to make a personal appearance at the discretion of the hearing officer and/or SDOH.

          b) Although an Enrollee may request a State fair hearing in any given dispute, Contractor is required to maintain and operate in good faith its own internal complaint and appeal process as required under state and federal laws and by Section 14 and Appendix F of this Agreement. Enrollees may seek redress of adverse disenrollment determinations simultaneously through, Contractor's internal process and the State fair hearing process. If Contractor has reversed its initial determination and provided the service to the Enrollee, Contractor may request a waiver from appearing at the hearing and, in submitted papers, explain that it has withdrawn its initial determination and is providing the service or treatment formerly in dispute.


                        FHPLUS - SECTION 23 - SECTION 37
                                 OCTOBER 1, 2001

          c) Contractor shall, comply with all determinations rendered by OAH at fair hearings. Contractor shall cooperate with SDOH efforts to ensure that Contractor is in compliance with fair hearing determinations. Failure by Contractor to maintain such compliance shall constitute breach of this Agreement. Nothing in this Section shall limit the remedies available to SDOH, LDSS or the federal government relating to any non-compliance by Contractor with a fair hearing determination or Contractor's refusal to provide disputed services.

          d) If SDOH investigates a complaint that has as its basis the same dispute that is the subject of a pending fair hearing and, as a result of its investigation, concludes that the disputed services and/or benefits should be provided to the Enrollee, Contractor shall comply with SDOH's directive to provide those services and/or benefits and provide notice to OAH and Enrollee as required by Section 25.6(b) of this Agreement.

          e) If SDOH, through its complaint investigation process, or OAH, by a determination after a fair hearing, directs Contractor to provide a service that was initially denied by Contractor, Contractor may either directly provide the service, arrange for the provision of that service or pay for the provision of that service by a Non-Participating Provider.

          Contractor agrees to abide by changes made to this Section of the Agreement with respect to the fair hearing, grievance and complaint processes by SDOH in order to comply with any amendments to applicable state or federal statutes or regulations or requirements imposed by DHHS. Such changes shall become effective without need for any further action by the parties to this Agreement.

               Contractor agrees to identify a contact person within its organization who will serve as a liaison to SDOH for the purpose of receiving fair hearing requests, scheduled fair hearing dates and adjourned fair hearing dates and compliance with State directives. Such individual shall be accessible to the State by e-mail shall monitor e-mail for correspondence from the State at least once every business day; and shall agree, on behalf of Contractor, to accept notices to Contractor transmitted via e-mail as legally valid.

          h) The information describing fair hearing rights, aid continuing, complaint procedures and utilization review appeals shall be included in all FHPlus managed care member handbooks and shall comply with SDOH's member handbook guidelines.

          i) Contractor shall bear the burden of proof at hearings regarding the reduction, suspension or termination of ongoing benefits. In the event


                         FHPLUS - SECTION 23-SECTION 37
                                 OCTOBER 1, 2001
               that Contractor's initial adverse determination is upheld as a result of a fair hearing, any aid continuing provided pursuant to that hearing request, may be recouped by Contractor.

26.  EXTERNAL APPEAL

     26.1 Basis for External Appeal

          FHPlus Enrollees are eligible to request an external appeal when one or more covered health care services have been denied by the Contractor on the basis that the service(s) is not medically necessary or is experimental or investigational.

     26.2 Eligibility for External Appeal

          An Enrollee is eligible for an external appeal when the Enrollee has exhausted the Contractor's internal utilization review procedure or both the Enrollee and the Contractor have agreed to waive internal appeal procedures in accordance with New York State P.H.L. Section 4914(2)2(a). A provider is also eligible for an external appeal of retrospective denials.

     26.3 External Appeal Determination

          The external appeal determination is binding on the Contractor, however, a fair hearing determination supercedes an external appeal determination for FHPlus Enrollees.

     26.4 Compliance with External Appeal Laws and Regulations

          MCOs must comply with the provisions of New York State P.H.L. Sections 4910-4914 and Title 10 of NYCRR Subpart 98-2 and Article 49 of the Insurance law regarding the external appeal program.

27.  INTERMEDIATE SANCTIONS

     Contractor is subject to the imposition of sanctions as authorized by State law including the SDOH's right to impose sanctions for unacceptable practices as set forth in Title 18 of the Official Compilation of Codes, Rules and Regulations of the State of New York (NYCRR) Part 515 and civil and monetary penalties pursuant to 18 NYCRR Part 516 and such other sanctions and penalties as are authorized by local laws and ordinances and resultant administrative codes, rules and regulations related to the Medical Assistance Program or to the delivery of the contracted for services.


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                                OCTOBER 1, 2001

28.  ENVIRONMENTAL COMPLIANCE

     The Contractor shall comply with all applicable standards, orders, or requirements issued under Section 306 of the Clean Air Act 42 U.S.C. Section regulations (40 CFR, Part 15) that prohibit the use of the facilities included on the EPA List of Violating Facilities. The Contractor shall report violations to SDOH and to the Assistant Administrator for Enforcement of the EPA.

29.  ENERGY CONSERVATION

     The Contractor shall comply with any applicable mandatory standards and policies relating to energy efficiency that are contained in the State Energy Conservation regulation issued in compliance with the Energy Policy and Conservation Act of 1975 (Pub. L. 94-165) and any amendment to the Act.

30.  INDEPENDENT CAPACITY OF CONTRACTOR

     The parties agree that the Contractor is an independent Contractor, and that the Contractor, its agents, officers, and employees act in an independent capacity and not as officers or employees of LDSS, DHHS or the SDOH.

31.  NO THIRD PARTY BENEFICIARIES

     Only the parties to this Agreement and their successors in interest and assigns have any rights or remedies under or by reason of this Agreement.

32.  INDEMNIFICATION

     32.1 Indemnification by Contractor

          The Contractor shall indemnify, defend, and hold harmless the LDSS and SDOH, its officers, agents, and employees and the Enrollees and their eligible dependents from:

          a) any and all claims and losses accruing or resulting to any and all Contractors, subcontractors, materialmen, laborers, and any other person, firm, or corporation furnishing or supplying work, services, materials, or supplies in connection with the performance of this Agreement;

          b) any and all claims and, losses accruing or resulting to any person, firm, or corporation that may be injured or damaged by the Contractor, its officers, agents, employees, or subcontractors, including Participating Providers, in connection with the performance of this Agreement;


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                                 OCTOBER 1, 2001

          c) any liability, including costs and expenses, for violation of proprietary rights, copyrights, or rights of privacy, arising out of the publication, translation, reproduction, delivery, performance, use, or disposition of any data furnished under this Agreement, or based on any libelous or otherwise unlawful matter contained in such data.

               i) The SDOH will provide the Contractor with prompt written notice of any claim made against the SDOH, and the Contractor, at its sole option, shall defend or settle said claim. The SDOH shall cooperate with the Contractor/to the extent necessary for the Contractor to discharge its obligation under Section 32.1.

               ii) The Contractor shall have no obligation under this section with respect to any claim or cause of action for damages to persons or property solely caused by the negligence of SDOH, its employees, or agents.

     32.2 Indemnification by SDOH

          The SDOH agrees to indemnify and hold the Contractor harmless, to the extent authorized by Article 3, Section 19 of the New York State Constitution and subject to the availability of lawful appropriations as required by State Finance Law, Section 41, from any liability, loss, damage, claim, suit, or judgement, and all allowable costs and expenses including but not limited to, reasonable counsel fees and disbursements, of any kind or nature, as determined by the New York State Court of Claims and arising out of the actions or the omissions of the SDOH, its officers, agents or employees in connection with this Agreement. Provisions during the term of this Agreement are set forth in the New York State Court of Claims Act, and any damages arising from such liability shall issue from the New York State Court of Claims Fund or applicable, annual appropiration of the Legislature of the State of New York.

33.  PROHIBITION ON USE OF FEDERAL FUNDS FOR LOBBYING

     33.1 Prohibition of Use of Federal Funds for Lobbying

          The Contractor agrees, pursuant to 31 U.S.C. Section 1352 and 45 CFR
          Part 93, that no Federally appropriated funds have been paid or will be paid to any person by or on behalf of the Contractor for the purpose of influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the award of any Federal contract, the making of any federal grant, the making of any


                        FHPLUS - SECTION 23 - SECTION 37
                                 OCTOBER 1, 2001

          Federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement. The Contractor agrees to complete and submit the "Certification Regarding Lobbying", Appendix B attached hereto and incorporated herein, if this Agreement exceeds $100,000.

     33.2 Disclosure Form to Report Lobbying

          If any funds other than Federally appropriated funds have been paid or will be paid to any person for the purpose of influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the award of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement, and the Agreement exceeds $100,000, the Contractor shall complete and submit Standard Form-LLL "Disclosure Form to Report Lobbying," in accordance with its instructions.

     33.3 Disclosure Requirements for Subcontractors

          The Contractor shall include the provisions of this section in its subcontracts, including its Provider Agreements. For all subcontracts, including Provider Agreements, that exceed $100,000, the Contractor shall require the subcontractor, including any Participating Provider to certify and disclose accordingly to the Contractor.

34.  NON-DISCRIMINATION

     34.1 Equal Access to Benefit Package

          Except as otherwise provided in applicable sections of this Agreement the Contractor shall provide the Benefit Package to all Enrollees in the same manner, in accordance with the same standards, and with the same priority as Enrollees of the Contractor under any other contracts.

     34.2 Non-Discrimination

          The Contractor shall not discriminate against Eligible Persons or Enrollees on the basis of age, sex, race; creed, physical or mental handicap/developmental disability, national origin, sexual orientation; type of illness or condition, need for health services, or the Capitation rate that the Contractor will receive for such Eligible Persons or Enrollees.


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                                 OCTOBER 1, 2001

     34.3 Equal Employment Opportunity

          Contractor must comply with Executive Order 11246, entitled "Equal Employment Opportunity", as amended by Executive Order 11375, and as supplemented in Department of Labor regulations.

     34.4 Native Americans Access to Services From Tribal or Urban Indian Health Facility

          The Contractor shall not prohibit, restrict or discourage enrolled Native Americans from receiving care from or accessing covered benefits from or through a tribal health or urban Indian health facility or center which is included in the Contractor's network.

35.  COMPLIANCE WITH APPLICABLE LAWS

     35.1 Contractor and SDOH Compliance With Applicable Laws

          Notwithstanding any inconsistent provisions in this Agreement, the Contractor and SDOH shall comply with all applicable requirements of the State Public Health Law; the State Social Services Law; Title XIX of the Social Security Act; Title VI of the Civil Rights Act of 1964 and 45 C.F.R. Part 80, as amended; Section 504 of the Rehabilitation Act of 1973 and 45 C.F.R. Part 84, as amended; Age Discrimination Act of 1975 and 45 C.F.R. Part 91, as amended; and the Americans with Disabilities Act; Title XIII of the Federal Public Health Services Act, 42 U.S.C. Section 300e et seq., regulations promulgated there under; the Health Insurance Portability and Accountability Act of 1996 (P.L. 104-191) and related regulations; and all other applicable legal and regulatory requirements in effect at the time that this Agreement is signed and as adopted or amended during the term of this Agreement. The parties agree that this Agreement shall be interpreted according to the laws of the State of New York.

     35.2 Nullification of Illegal, Unenforceable, Ineffective or Void Agreement Provisions

          Should any provision of this Agreement be declared or found to be illegal or unenforceable, ineffective or void, then each party shall be relieved of any obligation arising from such provision; the balance of this Agreement, if capable of performance, shall remain in full force and effect.

     35.3 Certificate of Authority Requirements


                          FHPLUS SECTION 23 -SECTION 37
                                 OCTOBER 1, 2001

          The Contractor must satisfy conditions for issuance of a certificate of authority, including proof of financial solvency, as specified in 10 NYCRR, Section 98.6.

     35.4 Contractor's Financial Solvency Requirements

          The Contractor, for the duration of this Agreement, shall remain in compliance with all applicable state requirements for financial solvency for MCOs participating in the FHPlus Program. The Contractor shall continue to be financially responsible as defined in PHL Section 4403(1)(c) and shall comply with the contingent reserve fund and escrow deposit requirements of 10 NYCRR Section 98.11(d) and 98.11(e), respectively, and must meet minimum net worth requirements established by SDOH and the State Insurance Department. The Contractor shall make provision, satisfactory to SDOH, for protections for SDOH, LDSS and the Enrollees in the event of MCO or subcontractor insolvency, including but not limited to, hold harmless and continuation of treatment provisions in all provider agreements which protect SDOH, LDSS and Enrollees from costs of treatment and assures continued access to care for Enrollees.

     35.5 Compliance With Care for Maternity Patients

          Contractor must comply with Section 2803-n of the Public Health Law and Section 3216 (i) (10) (a) of the State Insurance Law related to hospital care for maternity patients.

     35.6 Informed Consent Procedures for Hysterectomy and Sterilization

          The Contractor is required and shall require Participating Providers to comply with the informed consent procedures for Hysterectomy and Sterilization specified in 42 CFR, Part 441, sub-part F, and 18 NYCRR
          Section 505.13.

     35.7 Non-Liability of Enrollees for Contractor's Debts

          Contractor agrees that in no event shall the Enrollee or any person authorized to act on the Enrollee's behalf become liable for the Contractor's debts as set forth in SSA Section 1932(b)(6).

     35.8 SDOH Compliance With Conflict of Interest Laws

          SDOH and its employees shall comply with General Municipal Law Article 18 and all other appropriate provisions of New York State law, local laws


                         FHPLUS - SECTION 23 -SECTION 37
                                 OCTOBER 1, 2001
          and ordinances and all resultant codes, rules and regulations pertaining to conflicts of interest.

     35.9 Compliance With PHL Regarding External Appeals

          Contractor must comply with Article 49 Title II of the Public Health Law and Article 49 of the Insurance Law regarding external appeal of adverse determinations.

36.  NEW YORK STATE STANDARD CONTRACT, CLAUSES

          Appendix A (Standard Clauses as required by the Attorney General for all State contracts) is attached and incorporated as if set forth fully herein and any amendment thereto and takes precedence over all other parts of the agreement.

37.  MISCELLANEOUS

          The prior review of the State is required before the Contractor or any of its employees, agents or independent contractors at any time, either during or after termination of, or cessation of the services required by this agreement, issue any written statement to the media or issues any material for publication through any medium of communication bearing on the work performed relating to financial results, enrollment, outcomes, utilization patterns, and/or health status under this agreement. Any data related to the implementation or outcome of the programs funded pursuant to this agreement used for publication in trade or scientific medium shall require prior review by the State.

          No report, document or other data produced in whole or in part with the funds provided under this agreement may be copyrighted by the Contractor without consent by the State, nor shall any notice of copyright be registered by the Contractor in connection with any report, document or other data developed pursuant to this agreement. All information and data developed under this agreement shall be the property of the State.


                         FHPLUS - SECTION 23 -SECTION 37
                                 OCTOBER 1, 2001

                                   APPENDIX A

                         NEW YORK STATE STANDARD CLAUSES
                           AND LOCAL STANDARD CLAUSES


                                     FHPLUS
                                   APPENDIX A
                                 OCTOBER 1, 2001

                                   APPENDIX A
                STANDARD CLAUSES FOR ALL NEW YORK STATE CONTRACTS

The parties to the attached contract, license, lease, amendment or other agreement of any kind (hereinafter, "the contract" or "this contract") agree to be bound by the following clauses which are hereby made a part of the contract (the word "Contractor" herein refers to any party other than the State, whether a contractor, licenser, licensee, lessor, lessee or any other party):

1. EXECUTORY CLAUSE. In accordance with Section 41 of the State Finance Law, the State shall have no liability under this contract to the Contractor or to anyone else beyond funds appropriated and available for this contract.

2. NON ASSIGNMENT CLAUSE. In accordance with Section 138 of the State Finance Law, this contract may not be assigned by the Contractor or its right, title or interest therein assigned, transferred conveyed, sublet or otherwise disposed of without the previous consent, in writing, of the State and any attempts to assign the contract without the State's written consent are null and void. The Contractor may, however, assign its right to receive payment without the State's prior written consent unless this contract concerns Certificates of Participation pursuant to Article 5-A of the State Finance Law.

3. COMPTROLLER'S APPROVAL. In accordance with Section 112 of the State Finance law (or, if this contract is with the State University or City University of New York, Section 355 or Section 6218 of the Education Law), if this contract exceeds $15,000 (or the minimum thresholds agreed to by the Office of the State Comptroller for certain S.U.N.Y. and C.U.N.Y. contracts), or if this is an amendment for any amount to a contract which, as so amended, exceeds said statutory amount, or if, by this contract, the State agrees to give something other than money when the value or reasonably estimated value of such consideration exceeds $10,000, it shall not be valid, effective or binding upon the State until it has been approved by the State Comptroller and filed in his office.

4. WORKERS' COMPENSATION BENEFITS. In accordance with Section 142 of the State Finance Law, this contract shall be void and of no force and effect unless the Contractor shall provide and maintain coverage during the life of this contract for the benefit of such employees as are required to be covered by the provisions of the Workers' Compensation Law.

5. NON-DISCRIMINATION REQUIREMENTS. In accordance with Article 15 of the Executive Law (also known as the Human Rights Law) and all other State and Federal statutory and constitutional non-discrimination provisions, the Contractor will not discriminate against any employee or applicant for employment because of race, creed, color, sex, national origin, age, disability or marital status. Furthermore, in accordance with Section 220-e of the Labor Law, if this is a contract for the construction, alteration or repair of any public building or public work or for the manufacture, sale or distribution of materials, equipment or supplies, and to the extent that this contract shall be performed within the State of New York, Contractor agrees that neither it nor its subcontractors shall, by reason of race, creed, color, disability, sex, or national origin: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work; or (b) discriminate against or intimidate any employee hired for the performance of work under this contract. If this is a building service contract as defined in Section 230 of the Labor Law, then, in accordance with Section 239 thereof, Contractor agrees that neither it nor its subcontractors shall by reason of race, creed, color, national origin, age, sex, or


                                     FHPLUS
                                   APPENDIX A
                                 OCTOBER 1, 2001
     disability: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work; or (b) discriminate against or intimidate any employee hired for the performance of work under this contract. Contractor is subject to fines of $50.00 per person per day for any violation of Section 220-e or Section 239 as well as possible termination of this contract and forfeiture of all moneys due hereunder for a second or subsequent violation.

6.   WAGE AND HOURS PROVISIONS. If this is a public work contract covered by
     Article 8 of the Labor Law or a building service contract covered by
     Article 9 thereof, neither Contractor's employees nor the employees of its subcontractors may be required or permitted to work more than the number of hours or days stated in said statutes, except as otherwise provided in the Labor law and as set forth in prevailing wage and supplement schedules issued by the State Labor Department Furthermore, Contractor and its subcontractors must pay at least the prevailing wage rate and pay or provide the prevailing supplements, including the premium rates for overtime pay, as determined by the State Labor Department in accordance with the Labor Law.

7. NON-COLLUSIVE BIDDING REQUIREMENT. In accordance with Section 139-d of the State Finance Law, if this contract was awarded based upon the submission of bids, Contractor warrants, under penalty of perjury, that its bid was arrived at independently and without collusion aimed at restricting competition. Contractor further warrants that, at the time Contractor submitted its bid, an authorized and responsible person executed and delivered to the State a non-collusive bidding certification on Contractor's behalf.

8. INTERNATIONAL BOYCOTT PROHIBITION. In accordance with Section 220-f of the Labor Law and Section 139-h of the State Finance Law, if this contract exceeds $5,000, the Contractor agrees, as a material condition of the contract, that neither the Contractor nor any substantially owned or affiliated person, firm, partnership or corporation has participated, is participating, or shall participate in an international boycott in violation of the federal Export Administration Act of 1979 (50 USC App. Sections 2401 et seq.) or regulations thereunder. If such Contractor, or any of the aforesaid affiliates of Contractor, is convicted or is otherwise found to have violated said laws or regulations upon the final determination of the United States Commerce Department or any other appropriate agency of the United States subsequent to the contractors execution, such contract, amendment or modification thereto shall be rendered forfeit and void. The Contractor shall so notify the State Comptroller within five (5) business days of such conviction, determination or disposition of appeal (2NYCRR 105.4).

9. SET-OFF RIGHTS: The State shall have all of its common law, equitable and statutory rights of set-off: These rights shall include, but not be limited to, the State's option to withhold for the purposes of set-off any moneys due to the Contractor under this contract up to any amounts due and owing to the State with regard to this contract, any other contract with any State department or agency, including any contract for a term commencing prior to the term of this contract, plus any amounts due and owing to the State for any other reason including, without limitation, tax delinquencies, fee delinquencies or monetary penalties relative thereto. The State shall exercise its set-off rights in accordance with normal State practices including, in cases of set-off pursuant to an audit, the finalization of such audit by the State agency, its representatives, or the State Comptroller.


                                     FHPLUS
                                   APPENDIX A
                                 OCTOBER 1, 2001

10. RECORDS. The Contractor shall establish and maintain complete and accurate books, records, documents, accounts and other evidence directly pertinent to performance under this contract (hereinafter, collectively, "the Records"). The Records must be kept for the balance of the calendar year in which they were made and for six (6) additional years thereafter. The State Comptroller, the Attorney General and any other person or entity authorized to conduct an examination, as well as the agency or agencies involved in this contract, shall have access to the Records during normal business hours at an office of the Contractor within the State of New York or, if no such office is available, at a mutually agreeable and reasonable venue within the State, for the term specified above for the purposes of inspection, auditing and copying. The State shall take reasonable steps to protect from public disclosure any of the Records which are exempt from disclosure under Section 87 of the Public Officers Law (the "Statute") provided that: (i) the Contractor shall timely inform an appropriate State official, in writing, that said records should not be disclosed; and (ii) said records shall be sufficiently identified; and (iii) designation of said records as exempt under the Statute is reasonable. Nothing contained herein shall diminish, or in any way adversely affect, the State's right to discovery in any pending or future litigation.

11. IDENTIFYING INFORMATION AND PRIVACY NOTIFICATION. (a) FEDERAL EMPLOYER IDENTIFICATION NUMBER and/or FEDERAL SOCIAL SECURITY NUMBER. All invoices or New York State standard vouchers submitted for payment for the sale of goods or services or the lease of real or personal property to a New York State agency must include the payee's identification number, i.e., the seller's or lessor's identification number. The number is either the payee's Federal employer identification number or Federal social security number, or both such numbers when the payee has both such numbers. Failure to include this number or numbers may delay payment. Where the payee does not have such number or numbers, the payee, on its invoice or New York State standard voucher, must give the reason or reasons why the payee does not have such number or numbers.

     (b) PRIVACY NOTIFICATION. (1) The authority to request the above personal information from a seller of goods or services or a lessor of real or personal property, and the authority to maintain such information, is found in Section 5 of the State Tax Law. Disclosure of this information by the seller or lessor to the State is mandatory. The principal purpose for which the information is collected is to enable the State to identify individuals, businesses and others who have been delinquent in filing tax returns or may have understated their tax liabilities and to generally identify persons affected by the taxes administered by the Commissioner of Taxation and Finance. The information will be used for tax administration purpose and for any other purpose authorized by law.

     (2) The personal information is requested by the purchasing unit of the agency contracting to purchase the goods or services or lease the real or personal property covered by this contract or lease. The information is maintained in New York State's Central Accounting System by the Director of Accounting Operations, Office of the State Comptroller, AESOB, Albany, New York 12236:

12.  EQUAL EMPLOYMENT OPPORTUNITIES FOR MINORITIES AND WOMEN. In accordance with
     Section 312 of the Executive Law, if this contract is: (i) a written agreement or purchase order instrument, providing for a total expenditure in excess of $25,000.00, whereby a contracting agency is committed to expend or does expend funds in return for labor, services, supplies, equipment, materials or any combination of the


                                     FHPLUS
                                   APPENDIX A
                                 OCTOBER 1, 2001
               foregoing, to be performed for, or rendered or furnished to the contracting agency; or (ii) a written agreement in excess of $100,000.00 whereby a contracting agency is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real. property and improvements thereon; or (iii) a written agreement in excess of $100,000.00 whereby the owner of a State assisted housing project, is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvements thereon for such project, then: (a) The Contractor will not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, age, disability or marital status, and will undertake or continue existing programs of affirmative action to ensure that minority group members and women are afforded equal employment opportunities without discrimination. Affirmative action shall mean recruitment, employment, job assignment, promotion, upgradings, demotion, transfer, layoff, or termination and rates of pay or other forms of compensation;

          (b) at the request of the contracting agency, the Contractor shall request each employment agency, labor union, or authorized representative of workers with which it has a collective bargaining or other agreement or understanding, to furnish a written statement that such employment agency, labor union or representative will not discriminate on the basis of race, creed, color, national origin, sex, age, disability or marital status and that such union or representative will affirmatively cooperate in the implementation of the contractor's obligations herein; and

          (c) the Contractor shall state, in all solicitations or advertisements for employees, that, in the performance of the State contract, all qualified applicants will be afforded equal employment opportunities without discrimination because of race, creed, color, national. origin, sex, age, disability or marital status.

               Contractor will include the provisions of "a", "b", and "c" above, in every subcontract over $25,000.00 for the construction, demolition, replacement, major repair, renovation, planning or design of. real property and improvements thereon (the Work) except where the Work is for the beneficial use of the Contractor. Section 312 does not apply to: (i) work, goods or services unrelated to this contract; or (ii) employment outside New York State; or (iii) banking services, insurance policies or the sale of securities. The State shall consider compliance by a contractor or subcontractor with the requirements of any federal law concerning equal employment opportunity which effectuates the purpose of this section. The contracting agency shall determine whether the imposition of the. requirements of the provisions hereof duplicate or conflict with any such federal law and if such duplication or conflict exists, the contracting agency shall waive the applicability of Section 312 to the extent of such duplication or conflict. Contractor will comply with all duly promulgated and lawful rules and regulations of the Division of Minority and Women's Business Development pertaining hereto.

13. CONFLICTING TERMS. In the event of a conflict between the terms of the contract (including any and all attachments thereto and amendments thereof) and the terms of this Appendix A, the terms of this Appendix A shall control.

14. GOVERNING LAW. This contract shall be governed by the laws of the State of New York except where the Federal supremacy clause requires otherwise.


                                     FHPLUS
                                   APPENDIX A
                                 OCTOBER 1, 2001

15. LATE PAYMENT. Timeliness of payment and any interest to be paid to Contractor for late payment shall be governed by Article XI-A of the State Finance Law to the extent required by law.

16. NO ARBITRATION. Disputes involving this contract, including the breach or alleged breach thereof, may not be submitted to binding arbitration (except where statutorily authorized), but must, instead, be heard in a court of competent jurisdiction of the State of New York.

17. SERVICE OF PROCESS. In addition to the methods of service allowed by the State Civil Practice Law & Rules ("CPLR"), Contractor hereby consents to service of process upon it by registered or certified mail, return receipt requested. Service hereunder shall be complete upon Contractor's actual receipt of process or upon the State's receipt of the return thereof by the United States Postal Service as refused or undeliverable. Contractor must promptly notify the State, in writing, of each and every change of address to which service of process can be made. Service by the State to the last known address shall be sufficient. Contractor will have thirty (30) calendar days after service hereunder is complete in which to respond.

18. PROHIBITION ON PURCHASE OF TROPICAL HARDWOODS. The Contractor certifies and warrants that all wood products to be used under this contract award will be in accordance with, but not limited to, the specifications and provisions of State Finance Law Section 165. (Use of Tropical Hardwoods) which prohibits purchase and use of tropical hardwoods, unless specifically exempted, by the State or any governmental agency or political subdivision or public benefit corporation. Qualification for an exemption under this law will be the responsibility of the contractor to establish to meet with the approval of the State.

     In addition, when any portion of this contract involving the use of woods, whether supply or installation, is to be performed by any subcontractor, the prime Contractor will indicate and certify in the submitted bid proposal that the subcontractor has been informed and is in compliance with specifications and provisions regarding use of tropical hardwoods as detailed in Section 165 State Finance Law. Any such use must meet with the approval of the State, otherwise, the bid may not be considered responsive. UNDER bidder certifications, proof of qualification for exemption will be the responsibility of the Contractor to meet with the approval of the State.

19. MACBRIDE FAIR EMPLOYMENT PRINCIPLES. In accordance with the MacBride Fair Employment Principles (Chapter 807 of the Laws of 1992), the Contractor hereby stipulates that the Contractor either (a) has no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations in Northern Ireland in accordance with the MacBride Fair Employment Principles (as described in Section 165 of the New York State Finance Law), and shall permit independent monitoring of compliance with such principles.

20. OMNIBUS PROCUREMENT ACT OF 1992. It is the policy of New York State to maximize opportunities for the participation of New York State business enterprises, including minority and women-owned business enterprises as bidders, subcontractors and suppliers on its procurement contracts.


                                     FHPLUS
                                   APPENDIX A
                                 OCTOBER 1, 2001

     Information on the availability of New York State subcontractors and suppliers is available from:

          Department of Economic Development
          Division for Small Business
          30 South Pearl Street
          Albany, New York 12245
          Tel. 518-292-5220

     A directory of certified minority and women-owned business enterprises is available from:

          Department of Economic Development
          Minority and Women's Business Development Division 30 South
          Pearl Street
          Albany, New York 12245
          http://www.empire.state.ny.us

     The Omnibus Procurement Act of 1992 requires that by signing this bid proposal or contract, as applicable, Contractors certify that whenever the total bid amount is greater than $1 million:

          (a) The Contractor has made reasonable efforts to encourage the participation of New York State Business Enterprises as suppliers and subcontractors, including certified minority and women-owned business enterprises, on this project, and has retained the documentation of these efforts to be provided upon request to the State;

          (b) The Contractor has complied with the Federal Equal Opportunity Act of 1972 (P.L. 92-261) as amended;

          (c) The Contractor agrees to make reasonable efforts to provide notification to New York State residents of employment opportunities on this project through listing any such positions with the Job Service Division of the New York State Department of Labor, or providing such notification in such manner as is consistent with existing collective bargaining contracts or agreements. The Contractor agrees to document these efforts and to provide said documentation to the State upon request; and

          (d) The Contractor acknowledges notice that the State may seek to obtain offset credits from foreign countries as a result of this contract and agrees to cooperate with the State in these efforts.

21. RECIPROCITY AND SANCTIONS PROVISIONS. Bidders are hereby notified that if their principal place of business is located in a country, nation, province, state or political subdivision that penalizes New York State vendors, and if the goods or services they offer will be substantially produced or performed outside New York State, the Omnibus Procurement Act 1994 and 2000 amendments (Chapter 684 and Chapter 383 respectively) require that they be denied contracts which they would otherwise obtain. Contact the Department of Economic Development; Division for Small Business, 30 South Pearl Street; Albany New York 12245, for a current list of jurisdictions subject to this Revised November 2000 provision


                                     FHPLUS
                                   APPENDIX A
                                 OCTOBER 1, 2001

                                   APPENDIX B

                        CERTIFICATION REGARDING LOBBYING

                       NEW YORK STATE DEPARTMENT OF HEALTH

PLAN NAME CARE PLUS HEALTH PLAN


                                     FHPLUS
                                   APPENDIX B
                                 OCTOBER 1, 2001

                                   APPENDIX B

                        CERTIFICATION REGARDING LOBBYING

The undersigned certified, to the best of his or her knowledge, that:

1. No Federal, appropriated funds have been paid or will be paid to any person by or on behalf of the Contractor for the purpose of influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of a Member of Congress in connection with the award of any Federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

2. If any funds other than Federal appropriated funds have been paid or will be paid to any person for the purpose of influencing or attempting to influence an officer or employee of any agency, a Member of Congress in connection with the award of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, or the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement, and the Agreement exceeds $100,000, the


                                     FHPLUS
                                   APPENDIX B
                                 OCTOBER 1, 2001

     Contractor shall complete and submit Standard Form - LLL "Disclosure Form to Report Lobbying", in accordance with its instructions.

3. The Contractor shall include the provisions of this section in all Provider Agreements under this Agreement and require all Participating Providers whose Provider Agreements exceed $100,000 to certify and disclose accordingly to the Contractor.

     This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into Submission of this certification is a prerequisite for making or entering into this transaction pursuant to U.S.C. Section 1352. The failure to file the required certification shall subject the violator to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

DATE:
      -------------------------------


SIGNATURE
          ---------------------------

TITLE
      -------------------------------

ORGANIZATION
             ------------------------


                                     FHPLUS
                                   APPENDIX B
                                 OCTOBER 1, 2001

                                  Appendix B-1

                               Family Health Plus

                        Standard Contract/Bid Insert Form


                                     FHPLUS
                                  APPENDIX B-1
                                 OCTOBER 1, 2001

                                   APPENDIX B1

BIDDER'S NAME: CAREPLUS LLC                                           RFP NUMBER

                        STANDARD CONTRACT/BID INSERT FORM

This form must be completed and returned with your response to this proposal. If awarded to you, the contract will incorporate this form as completed by you.

              NONDISCRIMINATION IN EMPLOYMENT IN NORTHERN IRELAND:
                       MacBRIDE FAIR EMPLOYMENT PRINCIPLES

Note: Failure to stipulate to these principles may result in the contract being awarded to another bidder. Governmental and non-profit organizations are exempted from this stipulation requirement.

In accordance with Chapter 807 of the Laws of 1992 (State Finance Law Section 174-b), the bidder, by submission of this bid, certifies that it or any individual or legal entity in which the bidder holds a 10% or greater ownership interest, or any individual or legal entity that holds a 10% or greater ownership interest in the bidder, either:

     has business operations in Northern Ireland: Y       N      .
                                                    -----   -----

     if yes to above, shall take lawful steps in good faith to conduct any business operations they have in Northern Ireland in accordance with the MacBride Fair Employment Principles relating to non-discrimination in employment and freedom of workplace opportunity regarding such operations in Northern Ireland, and shall permit independent monitoring of their compliance with such Principles:

                                                  Y
                                                    -----

                         OMNIBUS PROCUREMENT ACT OF 1992

Is the Bidder a New York State Business Enterprise? Y   X   N
                                                      -----   -----

The State Finance Law defines a "New York State Business Enterprise" as a business enterprise, including a sole proprietorship, partnership, or corporation, which offers for sale or lease or other form of exchange, goods which are sought by the department and which are substantially manufactured produced or assembled in New York State, or services which are sought by the department and which are substantially performed within New York State. The Department of Health considers "substantially" to mean "over 50%".

- It is the policy of New York State to maximize opportunities for the participation of New York State business enterprises, including minority and women-owned business enterprises as bidders, subcontractors and suppliers on its procurement contracts.

- Information on the availability of New York State subcontractors and suppliers is available from:

               Empire State Development Division for
               Small Business (518) 474-7756

- A directory of minority and women-owned business enterprises is available from:

               Empire State Development
               Minority and Women's Business Development Division (518) 474-1979

       FOR ALL CONTRACTS WHERE THE TOTAL BID AMOUNT IS $1 MILLION OR MORE

The Omnibus Procurement Act of 1992 requires that, by signing this bid proposal, contractors certify that whenever the total bid amount is greater than $1 million:

1. The contractor has made all reasonable efforts to encourage the participation of New York State Business Enterprises as suppliers and subcontractors on this project, and has retained the documentation of these efforts to be provided upon request to the State;

2. The contractor has complied with the Federal Equal Opportunity Act of 1972 (P.L. 92-261), as amended;

3. The contractor agrees to make all reasonable efforts to provide notification to New York State residents of employment opportunities on this project through listing any such positions with the Job Service Division of the New York State Department of Labor, or providing such notification in such manner as is consistent with existing collective bargaining contracts or agreements. The contractor agrees to document these efforts and to provide said documentation to the State upon request;

4. The contractor acknowledges notice that New York State may seek to obtain offset credits from foreign countries as a result of this contract and agrees to cooperate with the State in these efforts.

                   CHECKLIST TO DETERMINE "REASONABLE" EFFORT

           BY BIDDERS/CONTRACTORS FOR CONTRACTS OF $1 MILLION OR MORE

A copy of this form should be completed and retained on file by the Contractor. The completed form should be available for review for the duration of the contract.

The contractor:

1.   has a copy of the NYS Directory of Certified Minority and Women-Owned
     Business Enterprises? Y       N
                             -----   -----

2.   has solicited quotes from firms listed in the Directory? Y
                                                                -----

3. has contacted the NYS Department of Economic Development to obtain listings of NYS subcontractors and suppliers for products and services currently
     purchased from out-of-state/foreign firms? Y       N
                                                  -----   -----

4.   has utilized other sources to identify NYS subcontractors and suppliers
     (such as Thomas Register, in-house vendor list)? Y       N
                                                        -----   -----
     (If Yes, source)

5.   has placed advertisements in NYS newspapers? Y       N
                                                    -----   -----

6.   has participated in vendor outreach conferences? Y
                                                        -----

7. has provided New York State residents notice of new employment opportunities resulting from this contract through listing any such positions with the Job Service Division of the NYS Department of Labor, or
     providing such notification by another method? Y       N
                                                      -----   -----

                                   APPENDIX C

                       NEW YORK STATE DEPARTMENT OF HEALTH

                               FAMILY HEALTH PLUS

                         GUIDELINES FOR THE PROVISION OF
                FAMILY PLANNING AND REPRODUCTIVE HEALTH SERVICES


                                     FHPLUS
                                   APPENDIX-C
                                 OCTOBER 1, 2001

                                       C.1

                         GUIDELINES FOR THE PROVISION OF
                FAMILY PLANNING AND REPRODUCTIVE HEALTH SERVICES

Enrollees may obtain family planning and/or reproductive health services and HIV blood testing and pre-and post-test counseling when performed as part of a family planning encounter from either the Contractor or the Designated Third Party Contractor.

Family planning services means the offering, arranging and furnishing of those health services which enable individuals, including minors who may be sexually active, to prevent or reduce the incidence of unwanted pregnancies.

Family planning and reproductive health services include: the following Medically Necessary services, related drugs and supplies which are furnished or administered under the supervision of a physician or nurse practitioner during the course of a family planning visit for the purpose of:

- contraception, including insertion/removal of an intrauterine device (IUD), insertion/removal of Norplant, and injection procedures involving Pharmaceuticals such as Depo-Provera;

-    sterilization;

- screening, related diagnosis, and referral to participating provider for pregnancy;

- Medically Necessary induced abortions and for New York City recipients, elective induced abortions.

Such services include those education and counseling services to render the services effective. Medically Necessary induced abortions are procedures, either medical or surgical, which result in the termination of pregnancy. The determination of medical necessity shall include positive evidence of pregnancy, with an estimate of its duration.

When clinically indicated, the following services may be provided as a part of a family planning and reproductive health visit:

- screening, related diagnosis, ambulatory treatment and referral as needed for dysmenorrhea, cervical cancer, or other pelvic abnormality/pathology.

- screening, related diagnosis and referral for anemia, cervical cancer, glycosuria, proteinuria, hypertension and breast disease.

-    screening and treatment for sexually transmissible disease.

Providers of family planning and reproductive health care shall comply with all of the requirements set forth in Sections 17 and 18 of the New York State Public Health Law,


                                     FHPLUS
                                   APPENDIX C
                                 OCTOBER 1, 2001
and 10 NYCRR Section 751.9 and Part 753 relating to informed consent and confidentiality.

Routine obstetric and/or gynecologic care, including hysterectomies, pre-natal, delivery and post-partum care are the responsibility of the Contractor if they are covered contract services.


                                     FHPLUS
                                   APPENDIX C
                                OCTOBER 1, 2001.

                                       C.2

    GUIDELINES FOR PLANS THAT INCLUDE FAMILY PLANNING AND REPRODUCTIVE HEALTH
                        SERVICES IN THEIR BENEFIT PACKAGE

IF the Contractor includes family planning and reproductive health services in its Benefit Package, the Contractor must notify all Enrollees of reproductive age (including minors who may be sexually active) at the time of enrollment about their right to obtain family planning and reproductive health services and supplies from any network provider without referral or approval. The notification must contain the following:

1) notification of the FHPlus Enrollee's right to obtain, the full range of family planning and reproductive health services (including HIV counseling and testing when performed as part of a family planning encounter) from a Contractor's Participating Provider without referral, approval or notification;

2) a current list of qualified network family planning providers, within the geographic area, including addresses and telephone numbers, who provide the full range of family planning and reproductive health services.

The Contractor must notify its Participating Providers that all claims for family planning services must be billed to the Contractor.


                                     FHPLUS
                                   APPENDIX C
                                 OCTOBER 1, 2001

                                       C.3

           GUIDELINES For Policy And Procedures For Plans That Do Not
              Include Family Planning Services In Their Capitation

     Any Contractor who does not include family planning services in its, Benefit Package must notify all Enrollees and prospective Enrollees that these services are not covered through the plan and submit a statement of the policy and procedure they will use to inform Enrollees, prospective Enrollees, and network providers using the following guidelines. The statement must be sent to Director, Office of Managed Care, NYS Department of Health, Corning Tower, Room 2001, Albany, NY 12237 before signing the Agreement. The policy and procedure statement regarding family planning services must contain the following:

     A statement that the Contractor will inform prospective Enrollees, new Enrollees and current Enrollees that:

          Certain family planning and reproductive health services (such as abortion, sterilization and birth control) are not included in the Contractor's Benefit Package.

          Such services may be obtained through a third party specifically under contract with SDOH for the provision of these services:

     c. No referral is needed for such services, and that there will be no cost to the Enrollee for such services.

          2) A statement that the above information will be provided in the following manner:

     a. Through the Contractor's written marketing materials, including the member handbook.

     b. Orally at the time of enrollment and any time an inquiry is made regarding family planning and reproductive health services.

     The procedure for informing the Contractor's primary care providers, obstetricians, and gynecologists that the Contractor has elected not to cover - certain reproductive and family planning services.

4) The member handbook and marketing materials indicating that the Contractor has elected not to cover certain reproductive health and family planning services,


                                     FHPLUS
                                   APPENDIX C
                                 OCTOBER 1, 2001
     and explaining the right of all Enrollees to secure such services through the Designated Third Party Contractor.

5) Mechanisms to provide all new Enrollees with an SDOH approved letter explaining how to access family planning services through the Designated Third Party Contractor and the list of participating providers available through that arrangement. This material will be furnished by SDOH to the Contractor and must be mailed with the first new Enrollee communication.

     If an Enrollee or prospective Enrollee requests information about these family planning and reproductive health services, the Contractor will advise the Enrollee or prospective Enrollee as follows:

     a. Certain family planning and reproductive health services such as abortion, sterilization and birth control are not covered directly by the Contractor.

     b. Enrollees can receive these non-covered services using the Designated Third Party Contractor.

     c. The Contractor will mail to each Enrollee or prospective Enrollee who calls for information about family planning and reproductive health services, a copy of the SDOH approved letter explaining the Enrollee's right to receive these services through the Designated Third Party Contractor and the list Participating Providers available through that arrangement. The Contractor will mail these materials within 48 hours of the contact.

     d. Enrollees can call the Contractor's member services number or the New York State Growing-Up-Healthy Hotline (1-800-522-5006) to request a list of providers available through the Designated Third Party Contractor for family planning services.

     The procedure for maintaining a manual log of all requests for such information, - including the date of the call, the Enrollee's ID number, and the date the SDOH approved letter and SDOH approved list were mailed. The Contractor will review this log monthly and upon request, submit a copy to SDOH by county.

8) Mechanisms to inform Participating Providers that, if requested by the Enrollee, or if in the provider's best professional judgement, certain reproductive health and family planning services not offered through the Contractor are medically indicated in accordance with generally accepted standards of professional practice, an appropriately trained professional should so advise the Enrollee and provide the Enrollee with a list of providers available through the Designated Third Party Contractor, or give the Enrollee the member services number to call to obtain this listing.

     The Contractor must recognize that the exchange of medical information, when indicated in accordance with generally accepted standards of professional


                                     FHPLUS
                                   APPENDIX C
                                 OCTOBER 1, 2001
     practice, is necessary for the overall coordination of Enrollees' care and will assist primary care providers in providing the highest quality care to the Contractor's Enrollees. The Contractor must acknowledge that medical record information maintained by network providers may include information relating to family planning services provided under separate contract with SDOH.

10) Quality assurance initiatives to ensure compliance with this policy. These should include the following procedures:

     a. The Contractor will submit any materials to be furnished to Enrollees and providers relating to access to non-covered reproductive health and family planning services to SDOH for its review and approval before issuance. Such materials include, but -are not limited to, member handbooks, provider manuals, and marketing materials.

     b. Monitoring calls to member services and providers will be conducted to assess the quality of the information provided. Call monitoring will be performed weekly by the manager/director or his or her designee.

     c. Every month, the plan will prepare a list of Enrollees who have been sent a copy of the SDOH approved letter and the SDOH approved list of family planning providers. This information will be submitted to the Chief Operating Officer and President/CEO on a monthly basis.

     The Contractor will provide all new employees with a copy of this policy. The Contractor's orientation programs will include a thorough discussion of all aspects of this policy and procedure. Annual retraining programs for all employees will also be conducted to ensure continuing compliance with this policy.


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2001

                                   Appendix D

                New York State Department of Health Family Health

                           Plus, Marketing Guidelines


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

                              MARKETING GUIDELINES

                                  INTRODUCTION

The purpose of these guidelines is to provide an operational framework for localities and FHPlus managed care organizations (MCOs) in the development of MCO marketing plans, materials, and activities and to describe SDOH's marketing rules, MCO marketing requirements, and prohibited practices.

The guidelines are consistent with those issued to all slates by the Health Care Financing Administration (HCFA), U.S. Department of Health and Human Services
(DHHS) in August 1994. These guidelines are consistent with the requirements of New York State.


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

                               A. Marketing Plans

1. The MCO shall develop marketing plans that meet SDOH. guidelines and any local requirements as approved by the State Department of Health (SDOH).

2. The SDOH and/or LDSS is responsible for the review and approval of MCO marketing plans, using a SDOH approved checklist.

3. Approved marketing plans set forth the allowable terms and conditions and the proposed activities that the MCO intends to undertake during the contract period. Locally determined variations, as authorized by Section
     11.5 of this Agreement must be described in the MCO's county-specific marketing plans.

4. The MCO must have on file with the SDOH and each LDSS an approved marketing plan, prior to the contract award date or before marketing and enrollment begin, whichever is sooner. Subsequent changes to the marketing plans must be submitted to the LDSS or SDOH for approval at least sixty (60) days before implementation.

5. The marketing plan shall include: a stated marketing goal and strategies; marketing activities; and staff training, development and responsibilities. The following must be included in the plan's description of materials to be used: -distribution methods; primary marketing locations, and a listing of the kinds of community service events the MCO anticipates sponsoring and/or participating in, during which it will provide information and/or distribute marketing materials.

6. The MCO must describe how it is able to meet the informational needs, related to marketing, for the physical and cultural diversity of its potential membership. This may include, but not be limited to, a description of the MCO's other than English language provisions, interpreter services, alternate communication, mechanisms, including sign language, Braille, audio tapes, and/or use of Telecommunications Device for the Deaf (TDD)/TTY services.

7. The MCO shall describe measures for monitoring and enforcing compliance with the guidelines by its marketing representatives and its providers including: the prohibition of door-to-door solicitation and cold-call telephoning; a description of the development of pre-enrollee mailing lists, that maintains client confidentiality and that honors the client's express request for direct contact by the MCO; the selection and distribution of pre-enrollment gifts and incentives to consumers; and a description of the training, compensation and supervision of its marketing representatives.


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

                             B. Marketing Materials

1.   Definitions

     a) Marketing materials generally include the concepts of advertising, public service announcements, printed publications, and other broadcast or electronic messages designed to increase awareness and interest in FHPlus and/or a MCO's FHPlus care_ product. The target audience for these marketing materials is low-income, uninsured people who do not qualify for Medicaid, and who are living in a defined service area.

          Marketing materials include any information, that references the FHPlus program, is intended for general distribution, and is produced in a variety of print, broadcast, and direct marketing mediums. These generally include: radio, television, billboards, newspapers, leaflets, informational brochures, videos, telephone book yellow page ads, letters, and posters. Additional materials requiring marketing approval include a listing of items to be provided as nominal gifts or incentives.

2.   Marketing Material Requirements

     a) Marketing materials must be written in prose that is understood at a fourth-to sixth-grade reading level and must be printed in at least ten (10) point type.

     b) The Contractor must make available written marketing and other informational materials (e.g., member handbooks) in a language other than English whenever at least five percent (5%) of the potential Enrollees of the Contractor in any county of the service area speak that particular language and do not speak English as a first language. SDOH will inform the LDSS and the Contractor when the 5% threshold has been reached. Marketing materials to be translated include those key materials, such as informational brochures, that are produced for routine distribution, and which are included within the MCO's marketing plan. SDOH will determine the need for other than English translations based on county specific census data or other available measures.

          Alternate forms of communications must be provided for persons with visual, hearing, speech, physical, or developmental disabilities. These alternate forms include Braille or audiotapes for the visually impaired, TTY access for those with certified speech or hearing disabilities, and use of American Sign Language and/or integrative technologies.

          The plan name, mailing address (and location, if different), and toll free phone number must be prominently displayed on the cover of all multi-paged marketing materials.


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

          Marketing materials must not contain false, misleading, or ambiguous information such as "You have been pre-approved for the XYZ Health Plan," or "You get free, unlimited visits." Materials must not use broad, sweeping statements-- for example, "If you are uninsured, you are eligible for FHPlus and/or the XYZ Health Plan."

          The material must accurately reflect general information, which is applicable to the average consumer of FHPlus.

          The Contractor may not use logos or wording used by government agencies if such use could imply or cause confusion about a connection between a governmental agency and the Contractor.

          Marketing materials may not make reference to incentives that may be available to Enrollees after they join a plan, such as "If you join the XYZ plan, you will receive a free baby carriage after you complete eight prenatal visits."

          Marketing materials that are prepared for distribution or presentation by the LDSS, enrollment broker, or SDOH-approved Enrollment Facilitators must be provided in a manner that is easily understood and appropriate to the target audience. The material covered must include sufficient information to assist the individual in making an informed choice of MCO.

          The Contractor shall advise potential Enrollees, in written materials related to enrollment, to verify with the medical services providers they prefer, or have existing relationships with, that such medical services providers participate in the selected FHPlus MCO's network and are available to serve the Enrollee.

3.   Prior Approvals

     a) The SDOH will review and approve MCO marketing videos, materials for broadcast (radio, television, or electronic), billboards, mass transit (bus, subway or other livery) and statewide/regional print advertising materials. These materials must be submitted to the SDOH for review. A copy must be simultaneously provided to the applicable LDSSs.

          The SDOH will delegate to LDSSs review and approval of the following marketing material:

          i)   MCO marketing plans;


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

          ii) Scripts or outlines of presentations and materials used at health fairs and other LDSS approved events and locations;

          iii) All pre-enrollment written marketing materials - written marketing materials include brochures and leaflets, and presentation materials used by marketing representatives;

          iv) MCO informational brochures to be included in LDSS enrollment packets or to be used by SDOH-approved Enrollment Facilitators; and

          v)   All direct mailing from MCOs targeted to the FHPlus market.

     c) Both SDOH and LDSS will adhere to a sixty (60) day "file and use" policy, whereby materials submitted by the MCO must be reviewed and commented on within sixty (60) days of submission or the MCO may assume the materials have been approved if the reviewer has not submitted any written comment.

     d) The Contractor shall submit all subcontracts, procedures, and materials related to Marketing to Eligible Persons to the SDOH and/or LDSS for prior written approval. The Contractor shall not enter into any subcontracts or use any marketing subcontractors, procedures, or materials that the SDOH and/or LDSS hat not approved.

4.   Dissemination of Contractor Outreach Materials

     The Contractor shall provide to the LDSS and/or Enrollment Broker or SDOH-approved Enrollment Facilitators upon request, an approved marketing/informational brochure or alternative informational document that describes coverage in the service area.

     The Contractor shall, upon request, submit to the LDSS, Enrollment Broker, or SDOH-approved Enrollment Facilitators a current provider directory, together with information that describes how to determine whether a provider is presently available.


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

                             C. Marketing Activities

Definition

          a) Marketing activities are occasions during which marketing information and material regarding FHPlus and information about a particular MCO's affiliated products are presented. Typically, such information is presented both in verbal exchanges and through the distribution of written materials, together with the giving away of nominal gifts. The informal nature of the marketing activity- requires MCOs to be forthright in their presentations to allow potential Enrollees the exercise informed choice, and localities must provide the best assurances that marketing practices are consistent with established guidelines. Any exchange of verbal marketing information must include the following:

               i) if the plan is not fully capitated for family planning services, the representative must tell the prospective Enrollees that;

                    a) certain family planning and reproductive health services (such as abortion, sterilization and birth control) are not covered by the Contractor;

                    b) whenever needed, such services may be obtained from the Designated Third Party Contractor;

                    c)   no referral is needed for such services;

                    d) there will be no cost to the Enrollee for such services.

          b) With prior local approval MCOs may engage in marketing activities that include community-sponsored social gatherings, provider-hosted informational sessions, or MCO-sponsored events. Events may include such activities as health fairs workshops on health promotion, holiday parties, after school programs, raffles, etc. These events must not be restricted to FHPlus eligibles only.

          c) Media campaigns are the distribution of information/materials regarding the FHPlus program and/or a specific MCO for the purpose of encouraging the uninsured to join a FHPlus plan. All mediums including television, radio, billboards, subway and bus posters, and electronic messages must be pre-approved by the SDOH at least thirty (30) days prior to the campaign: A copy must be simultaneously submitted to the SDOH and the affected LDSSs.

2.   Marketing Sites

          a) With prior LDSS approval, MCOs may distribute approved marketing material in such places as, an income support maintenance center, community centers (if the center agrees and allows all MCOs to use the


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001
               center), markets, pharmacies, hospitals and other provider sites, schools, health fairs, a resource center established by the LDSS or the enrollment counseling contractor, and other areas where potential Enrollees are likely to gather.

               MCOs are PROHIBITED from door-to-door solicitation of potential Enrollees, or distribution of material, and may not engage in "cold calling" inquiries or solicitation.

               MCOs are PROHIBITED from direct marketing or distribution of material in hospital emergency rooms including /emergency room waiting areas. Marketing may not take place in patient rooms or treatment areas (except for waiting areas) or other prohibited sites unless requested by the individual. LDSS may not allow MCOs to market in individual homes without permission of the individual.

               MCOs may not require its Participating Providers to distribute plan-prepared communications to their patients.

               Participating Providers may display the marketing materials of their contracting MCOs provided that appropriate notice is conspicuously posted for all other MCOs with whom the Provider has a contract.

          f) Participating providers are encouraged to communicate with their patients about managed care options and to advise their patients in determining the MCO that best meets the health needs of the patient and his/her family. Such advice, whether presented verbally or in writing, must be individually based and not merely a promotion of one plan over another. Providers who wish to let their patients know of their affiliation with one or more MCOs must list each MCO with whom they hold contracts. In the event marketing material is included with such communication, the material, together with the intended communication, must be pre-approved by the LDSS before distribution.

               In the event a provider is no longer affiliated with a particular MCO but remains affiliated with other participant MCOs, the provider may notify his/her/its patients of the new status and the impact of such change on the patient.

3.   Restricted Marketing Activities

          a) MCOs are PROHIBITED from misrepresenting the FHPlus program, or the program or policy requirements of the LDSS or the SDOH.


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

          MCOs are PROHIBITED from purchasing or otherwise acquiring or using mailing lists of FHPlus eligibles from third party vendors, including providers and LDSS offices.

          MCOs are PROHIBITED from using raffle tickets and event attendance or sign-in sheets to develop mailing lists of potential Enrollees.

          MCOs shall not discriminate against Eligible Persons or Enrollees on the basis of age, sex, race, creed, physical or mental handicap/developmental disability, national origin, sexual orientation, type of illness or condition, need for health services or the Capitation Rate that the Contractor will receive for such Eligible Person. Health assessments may not be performed by MCOs prior to enrollment. MCOs may inquire about existing primary care relationships of the applicant and explain whether and how such relationships may be maintained. Upon request, each potential Enrollee shall be provided with a listing of all Participating Providers including specialists and facilities in the MCO's network. The MCO may respond to a potential Enrollee's question about whether a particular specialist is in the network. However, MCOs are prohibited from inquiring about the types of specialists utilized by the potential Enrollee.

          MCOs may not offer incentives of any kind to FHPlus eligibles to join a health plan. "Incentives" are defined as any type of inducement whose receipt is contingent upon the recipients joining the plan.

          MCOs are responsible for ensuring that their marketing representatives engage in professional and courteous behavior in their interactions with LDSS staff, staff from other health plans, and FHPlus Enrollees. Examples of inappropriate behavior include interfering with other health plan presentations, talking negatively about another health plan, and participating with FHPlus Enrollees during the verification interview with LOSS staff.

          MCOs may offer nominal gifts of not more than $5.00 in fair-market value as part of a health fair or other marketing activity to stimulate interest in managed care and/or the MCO. Such gifts must be pre-approved by the LDSS, and offered without regard to enrollment. The MCO must submit a listing of intended items to be distributed at marketing activities as nominal gifts. The submission of actual samples or photographs of intended nominal gifts will not be routinely required, but must be made available upon request by the state or local reviewer. Listings of item donors or co-sponsors must be submitted along with the description of items.

          h) MCOs may offer its Enrollees rewards for completing a health goal, such as finishing all prenatal visits, participating in a smoking cessation session, attending initial orientation sessions upon enrollment, and timely


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001
               completion of immunizations or other health related programs. Such rewards may not exceed $50.00 in fair-market value per Enrollee over a twelve (12) month period, and must be related to a health goal. MCOs may not make reference to these rewards in their pre-enrollment marketing materials or discussions and all such rewards must be approved by the LDSS.

               MCOs may not offer financial or other kinds of incentives to marketing representatives that use the number of Enrollees as a factor in compensation. MCOs may reward representatives based on the achievement of health goals by the Enrollee. For example, an MCO may offer an incentive to a marketing representative who has enrolled, an individual who subsequently completes a smoking cessation session and stops smoking.

               Individuals employed by MCOs as marketing representatives and employees of marketing subcontractors must have successfully completed a training program about the basic concepts of managed care and the FHPlus enrollee's rights and responsibilities relating to membership in managed care. MCOs must submit a copy of the training curriculum for their marketing representatives to SDOH and the LDSS as part of the marketing plan. The MCO shall be responsible for the activities of its marketing representatives and the activities of any subcontractor or management entity. A marketing representative means any individual or entity engaged by the Contractor to market on behalf of the Contractor.


                                     FHPLUS
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                                 OCTOBER 1, 2001

                            D. MARKETING INFRACTIONS

1. Infractions of the marketing guidelines may result in the following actions being taken by the SDOH in collaboration with LDSSs to protect the interests of the program and its clients.

          a) If an MCO or its representative commits a first time infraction of marketing guidelines and the SDOH and/or LDSS deems the infraction to be minor or unintentional in nature, the SDOH and/or LDSS may issue a warning letter to the MCO.

          b) For subsequent or more serious infractions, the SDOH, in collaboration with LDSSs, may impose liquidated damages of $2,000.00, or other appropriate non-monetary sanctions for each infraction.

          c) The SDOH in collaboration with LDSSs may require the MCO to prepare a corrective action plan with a specified deadline for implementation.

          d) If the MCO commits further infractions, fails to pay liquidated damages within the specified timeframe or fails to implement a corrective action plan in a timely manner or commits an egregious first-time infraction, the SDOH in collaboration with LDSSs may:

               i) prohibit the MCO from conducting any marketing activities for a period up to the end of the Agreement period;

               ii) suspend new enrollments, for a period up to the remainder of the Agreement; or

               iii) terminate the Agreement pursuant to termination procedures described therein.


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

                      E. LDSS SPECIFIC MARKETING GUIDELINES

Local districts may adopt, subject to SDOH approval, additional and/or more restrictive marketing guidelines to the extent appropriate to local conditions and circumstances. The SDOH may require the Contractor to comply with local district-specific marketing guidelines.


                                     FHPLUS
                                   APPENDIX D
                                 OCTOBER 1, 2001

                                   Appendix E

                       New York State Department of Health

                               Family Health Plus

                          Member Handbook-Guidelines


                                     FHPLUS
                                   APPENDIX E
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                                       E-1

                                  INTRODUCTION

          This document contains member handbook guidelines for use by managed care organizations (MCOs) under contract to serve New York FHPlus beneficiaries. These guidelines may be revised from time to time based on changes in the law and the changing needs of the program. The guidelines reflect the review criteria used by the SDOH in its review of all FHPlus member handbooks. Handbooks and addenda must be approved by SDOH prior to printing and distribution by MCOs. In addition, the SDOH has developed a model member handbook at the fourth to sixth grade reading level for use by MCOs. The model member handbook contains language to address required disclosure regarding family planning; self-referral policies; obtaining OB/GYN services; the definitions of medical necessity and emergency services; protocols for complaints, utilization review, external appeals, fair hearings and newborn enrollments; and listings of member entitlements, including benefits, rights and responsibilities, and information available upon request. MCOs must use the language provided in these required disclosure areas in their member handbooks. A copy of the model handbook is available from the SDOH Family Health Plus Program.

          GENERAL FORMAT

          Member handbooks must be written in a style and reading level that will accommodate the reading skills of many FHPlus Enrollees. In general the writing should be at no higher than a sixth-grade level, taking into consideration the need to incorporate and explain--certain technical or unfamiliar terms to assure accuracy.
          The text must be printed in at least ten (10) point font. The SDOH reserves the right to require evidence that a handbook has been tested against the sixth-grade reading-level standard. Member handbooks must be available in languages other than English whenever at least five percent (5%) of the potential Enrollees of the MCO in any county in the MCO's service area speak a language other than English as a first language.

          HANDBOOK REQUIREMENTS

          a)   General Overview (how the plan works)

               i) Explanation of the plan, including what happens when you become a member.

               ii) Explanation of the plan ID card, obtaining routine medical care, help by telephone, and general information pertaining to the plan, i.e., location of the plan, providers, etc.

               iii) Invitation to attend scheduled orientation sessions and other educational and outreach activities.

          b)   Provider Listing, including Site Locations


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                                   APPENDIX E
                                 OCTOBER 1, 2001

               Note: The information described here can be included in the handbook or as an insert to the handbook, or can be produced as a separate document and referenced in the handbook.

               i)   A current listing of providers, including facilities.

               ii) For physicians, separate listings of primary care practitioners and specialty providers; include location, phone number, and board certification status.

               iii) Listing also must include a notice of how to determine whether a Participating Provider is accepting new patients.

          c) Choice of Primary Care Provider (including how to make an appointment)

               i) Explanation of the role of PCP as a coordinator of care, giving some examples, and how to choose one for self and family

               ii) How to make an appointment with the PCP, importance of base-line physical, immunizations and well-child care.

               iii) Explanation of different types of PCPs, i.e., family
                    practice, pediatricians, internists, etc.

               iv) Notification that the plan will assign the member to a PCP if one is not chosen in thirty (30) days.

               v)   OB/GYN choice rules for women.

          d)   Changing Primary Care Provider

               i) Explanation of plan policy, time frames, and process related to changing PCP.

               ii)  Explanation of process for changing OB/GYN when applicable.

               iii) Explanation of requirements for choosing a specialist as
                    PCP.

          e)   Referrals to Specialists (in and out-of-plan)

               i) Explanation of specialist care and how referrals are accomplished.

               ii)  Explanation of process for changing specialists.

               iii) Explanation of self-referral services, i.e., OB/GYN
                    services, HIV counseling and testing, eye exams, etc.

               iv) Notice that Enrollee may obtain a referral to a Non-Participating Provider when the plan does not have a Participating Provider with appropriate training or experience to meet the needs of the Enrollee; and the procedure for obtaining such referrals.

               v) Notice that an Enrollee with a condition that requires ongoing care from a specialist may request a standing referral to such a specialist; procedure for obtaining such referrals.

               vi) Notice that an Enrollee with a life-threatening condition or disease, or a degenerative and disabling condition or disease, either of which require specialized medical care over a prolonged period of time, may request


                                     FHPLUS
                                   APPENDIX E
                                 OCTOBER 1, 2001
                    access to a specialist responsible for providing or coordinating the Enrollee's medical care; and the procedure for obtaining such a specialist.

               vii) Notice that an Enrollee with a life-threatening condition or disease, or a degenerative and disabling condition or disease, either of which require specialized medical care over a prolonged period of time, may request access to a speciality care center; and the procedure for obtaining such access.

               Covered and Non-Covered Services

               Benefits and services covered by the tan, including benefit maximums and limits. Definition of medical necessity used to determine whether benefits will be covered (same as contract definition).

               iii) Services not covered by the plan or FHPlus.

               iv) Prior authorization and other requirements for treatments and services.

               v)   Family planning and reproductive health services policy.

               vi)  HIV counseling and testing policy.

               vii) Plan toll-free number for Enrollee to call for more
                    information.

               Out of Area Coverage

               i) Explanation of what to do and who to call if medical care is required when Enrollee is out of plan's service area.

               Emergency Care Access

               i) Definition of emergency services as defined in law, including examples of situations that constitute an emergency and situations that do not.

               ii) What to do in an emergency, including notice that services in a true emergency are not subject to prior approval.

               iii) A phone number to call if PCP is not available.

               iv) Explanation of what to do in non-emergency situations (PCP, urgent care, etc.).

               Utilization Review

               i) Circumstances under which utilization review will be undertaken.

               ii)  Toll-free telephone number of the utilization review agent.

               iii) Time frames under which UR decisions must be made for prospective, retrospective, and concurrent decisions.

               iv)  Right to reconsideration.

               v) Right to an appeal, including expedited and standard appeals processes and the time frames for such appeals.

               vi)  Right to designate a representative.


                                     FHPLUS
                                   APPENDIX E
                                 OCTOBER 1, 2001

               vii) A notice that all denials of claims will be made by
                    qualified clinical personnel and that all notices will include information about the basis of the decision, and further appeal rights (if any).

               Enrollment and Disenrollment Procedures

               i) Explanation of the Initial Enrollment Period, and initial grace period when a person may change plans.

               ii) Choice of PCP (each person can have his/her own PCP and can change thirty (30) days after the initial appointment with their PCP, and once every six months thereafter).

               iii) Procedures for disenrollment.

               iv)  Opportunities for change.

               v) LDSS/or enrollment broker phone number for information on enrollment and disenrollment.

               Rights and Responsibilities of Enrollees

               i) Explanation of what an Enrollee has the right to expect from the Contractor in the way of medical care and treatment of the Enrollee.

               ii)  Responsibilities of the Enrollee (general).

               iii) Enrollee's financial responsibility for payment when
                    services are furnished by a provider who is not part of the Contractor's network or by any provider without required authorization or when a procedure, treatment, or service is not a covered benefit; also note exceptions such as family planning and HIV counseling/testing.

               iv) Enrollee's rights under State law to formulate advance directives.

               v) The manner in which Enrollees may participate in the development of plan policies.

               Language

               i) Description of how the Contractor addresses the needs of non-English speaking Enrollees.

               Grievance Procedures (complaints)

               i) Right to file a grievance regarding any dispute between the Contractor and an Enrollee.

               ii) Right to file a grievance orally when the dispute is about referrals or covered benefits.

               iii) Explanation of who in the plan to call, along with the
                    Contractor's toll-free number.

               iv) Time frames and circumstances for expedited and standard grievances.

               v) Right to appeal a grievance determination and the procedures for filing such an appeal.

               vi) Time frames and circumstances for expedited and standard appeals.


                                     FHPLUS
                                   APPENDIX E
                                 OCTOBER 1, 2001

               vii) Right to designate a representative.

               viii) A notice that all decisions involving clinical disputes will be made by qualified clinical personnel and that all notices will include information about the basis of the decision, and further appeal rights (if any).

               ix) NYSDOH number for medically related complaints (1-800-206-8125).

               x) New York State Insurance Department number for certain complaints relating to billing.

               Fair Hearing

               Explain that:

               i) Enrollee has a right to a State Fair Hearing and Aid Continuing in some situations.

               ii) Describe situations when the Enrollee may ask for a fair hearing as described in Section 25 of this Agreement including State or LDSS decision about staying in or leaving the plan; decision the Contractor makes that stops or limits FHPlus benefits; Contractor decision agreeing with doctor who will not order services (must complain to the plan first).

               iii) Describe how to request a fair hearing (assistance through member services, LDSS, State fair hearing contact).

               External Appeals

                    Description of circumstances when a person may request an
               external appeal:

               ii)  Time frames for applying for appeal and for decision-making.

               iii) How and where to apply.

               iv)  Describe expedited appeal time frame.

               v) Process for Contractor and Enrollee to agree on waiving the UR appeal process.

               Payment Methodologies

               i) Description prepared annually of the types of methodologies the plan uses to reimburse providers, specifying the type of methodology used to reimburse particular types of providers or for the provision of particular types of services.

               Physician Incentive Plan Arrangements

               i) The Member Handbook must contain a statement indicating the Enrollees and potential Enrollees are entitled to ask if the MCO has special financial arrangements with physicians that can affect the use of referrals and other services that they might need and how to obtain this information.


                                     FHPLUS
                                   APPENDIX E
                                 OCTOBER 1, 2001

          r)   How and Where to Get More Information

               i) How to access a member services representative through a toll-free number.

               ii)  How and when to contact LDSS for assistance.

          OTHER INFORMATION AVAILABLE UPON ENROLLEE'S REQUEST

          a) List of the names, business addresses, and official positions of the membership of the board of directors, officers, controlling persons, owners or partners of the Contractor.

          b) Copy of the most recent annual certified financial statement of the Contractor, including a balance sheet and summary of receipts and disbursements prepared by a CPA.

          c) Copy of the most recent individual, direct pay subscriber contracts, if applicable.

          d)   Information relating to consumer complaints compiled pursuant to
               Section 210 of the Insurance law.

          e) Procedures for protecting the confidentiality of medical records and other Enrollee information.

          f) Written description of the organizational arrangements and ongoing procedures of the Contractor's quality assurance program.

          Description of the, procedures followed by the Contractor in making decisions about the experimental or investigational nature of medical devices, or treatments in clinical trials.

          h) Individual health practitioner affiliations with participating hospitals.

          i) Specific written clinical review criteria relating to a particular condition or disease and, where appropriate, other clinical information which the plan might consider in its utilization review process.

               Written application procedures and minimum qualification requirements for health care providers to be considered by the plan.


                                     FHPLUS
                                   APPENDIX E
                                 OCTOBER 1, 2001

          Upon request, MCOs are required to provide the following information on the incentive arrangements affecting the MCO's physicians to current, previous and prospective Enrollees:

          1. Whether the MCO's contract or subcontracts include Physician Incentive Plans that affect the use of referral services.

          2.   Information on the type of incentive arrangements used.

          3. Whether stop-loss protection is provided for physicians and physicians groups.

          4. If the MCO is at substantial financial risk, as defined in the PIP regulations, a summary of the required customer satisfaction survey results.


                                     FHPLUS
                                   APPENDIX E
                                 OCTOBER 1, 2001

                                   APPENDIX F

                       New York State Department of Health

                               Family Health Plus

                    Complaint and Appeals Program Guidelines


                                     FHPLUS
                                   APPENDIX F
                                 OCTOBER 1, 2001

     - Overall Objectives The FHPlus program complaint process accomplishes four objectives:

          a) Ensures that each MCO resolves its Enrollees' problems promptly and at the lowest level of formality, wherever possible.

          b) Ensures that the MCO reports the full extent of complaint activity to governmental oversight entities.

          c) Ensures that the MCO uses complaint information to assess and improve program performance.

          d) Provides an independent process for complaint resolution when issues are not resolved by the MCO.

II.  DEFINITIONS

          a) A "complaint" is defined as a written or verbal contact to the plan in which the Enrollee or provider describes a concern with any of the following:

               - A determination made by the MCO, other than a determination of medical necessity or a determination that a service is considered experimental or investigational; (Treatment experienced through the MCO, its providers, or Contractors; or

               - Any other concern with the MCO, its benefits, employees or providers.

          b) An "inquiry" is defined as a request for information by an Enrollee. Inquiries may include instances where a MCO clarifies the Benefit Packages or procedures for accessing services; or other issues relative to an Enrollee's question.

          c) Summary Complaint Forms are forms developed by the State that categorize the type of complaints received. These forms should be submitted via the HPN on a quarterly basis to the SDOH.

III. COMPLAINT PROCEDURES

          a) The MCO shall describe its complaint and appeal procedure in the member handbook, and it must be accessible to non-English. speaking, visually, and hearing impaired Enrollees. The handbook shall comply with SECTION 13.3 and The Member Handbook Guidelines (Appendix E) of this Agreement.

          b) Anytime the MCO denies access to a referral; denies or reduces benefits or services; or determines that a requested benefit is not covered in the MCO's Benefit Package, the MCO shall provide written notice of the procedures for the


                                     FHPLUS
                                   APPENDIX F
                                 OCTOBER 1, 2001

               Enrollee to file a complaint, including the notice containing information on the right to request a fair hearing.

          c) If the MCO immediately resolves a verbal complaint to the Enrollee's satisfaction, that complaint may be considered resolved without any additional written notification to the Enrollee. Such complaints must be logged by the MCO and included in the MCO's quarterly HPN complaint report submitted to SDOH.

          d) The Enrollee shall be informed of the toll-free number to call in order to file a complaint and of their right to complain to the SDOH and LDSS (phone numbers and address) at anytime.

          MCO procedures for accepting complaints shall include:

               i)   toll-free telephone number;

               ii)  designated staff to receive calls;

               iii) "live" phone coverage at least 40 hours a week during normal business hours;

               iv)  a mechanism to receive after hours calls including either:

                    A) telephone system available to take calls and a plan to respond to all such calls no later than on the next business day after the call was recorded.

                    Or

                    B) a mechanism to have available on a twenty-four (24) hour, seven (7) day a week basis designated staff to accept telephone complaints, whenever a delay would significantly increase the risk to an Enrollee's health.

          Determinations of all clinical complaints involving clinical decisions shall be made by qualified clinical personnel.

          Upon receipt of a complaint, the MCO shall send a notice to the Enrollee specifying what information must be provided to the MCO in order for a determination to be made.

IV.  NOTICE TO ENROLLEE PROCEDURES

     The MCO shall send a notice to the Enrollee upon receipt of the following types of complaints anytime the MCO: 1) denies access to a referral; 2) denies or reduces benefits or services; 3) determines that a requested benefit is not covered by the MCO's Benefit Package. The notice shall describe:

          a) The Enrollee's right to file a complaint regarding any dispute with the MCO.

          b) The information to be provided to the MCO in order for a determination to be made.


                                     FHPLUS
                                   APPENDIX F
                                 OCTOBER 1, 2001

          c) The fact that the MCO will not retaliate or take any discriminatory action against the Enrollee because he/she filed a complaint or appeal.

          d) The right of the Enrollee to designate a representative to file complaints and appeals on his/her behalf.

          e) The MCO's requirements for accepting written complaints, which can be either a letter or MCO supplied form.

          f) The Enrollee's right to file a verbal complaint when the dispute is about referrals or covered benefits. The MCO must list a toll free number which the Enrollee may use to file a verbal complaint.

          g) For verbal complaints, whether the Enrollee is required to sign an acknowledgment and description of the complaint prepared by the MCO. The acknowledgment must clearly advise the Enrollee that the Enrollee may amend the description but must sign and return it in order to initiate the complaint.

V.   TIMEFRAMES FOR COMPLAINT RESOLUTION BY THE MCO.

     Procedures should indicate the following specific timeframes regarding complaint resolution:

          a) The MCO has to provide written acknowledgment of the complaint including the game, address and telephone number of the individual or department handling the complaint within fifteen
               (15) days of receipt of the complaint.

          b) Complaints shall be resolved whenever a delay would significantly increase the risk to an Enrollee's health within forty-eight (48) hours after receipt of all necessary information.

          c) Complaints shall be resolved in the case of requests for referrals or determinations concerning benefits covered by the contractual Benefit Package within thirty (30) days after the receipt of all necessary information.

          d) All other complaints shall be resolved within forty-five (45) days after the receipt of all necessary information. The MCO shall maintain reports of complaints unresolved after forty-five
               (45) days in accordance with Section 18 of this Agreement.

VI. COMPLAINT DETERMINATIONS

     Procedures regarding the resolution of Enrollee complaints should include the following:

          a)   Complaints shall be reviewed by one or more qualified personnel.


                                     FHPLUS
                                   APPENDIX F
                                 OCTOBER 1, 2001

          b) Complaints pertaining to clinical matters shall be reviewed by one or more licensed, certified, or registered health care professionals in addition to whichever non-clinical personnel the MCO designates.

          c) Determinations by the MCO shall be made in writing to the Enrollee or his/her designee. The determination shall include:

               i)   the detailed reasons for the determination;

               ii)  the clinical rationale for the determination, if applicable;

               iii) the procedures for the filing of an appeal of the
                    determination including required appeal forms;

               iv) the Enrollee's option to also contact the State Department of Health (800-206-8125) with their complaint;

               v)   the notice containing fair hearing rights.

          d) Notices of determinations shall be sent to the Enrollee or the Enrollee's designee within three (3) business days after a determination is made.

          e) In cases where a delay would significantly increase the risk to an Enrollee's health, notice of a determination shall be made by telephone directly to the Enrollee or to the Enrollee's designee, or when no phone is available some other method of communication, with written notice to follow within three (3) business days.

VII. APPEALS

     Procedures regarding Enrollee appeals of MCO complaint determinations should include the following:

          a) The Enrollee or designee has no less than sixty (60) business days after receipt of the notice of the complaint determination to file a written appeal. Appeals may be submitted by letter or by form provided by the MCO.

          b) Within fifteen (15) business days of receipt of the appeal, the MCO shall provide written acknowledgment of the appeal including the name, address and telephone number of the individual designated to respond to the appeal. The MCO shall indicate what additional information, if any, must be provided for the MCO to render a decision.

          c) Appeals of clinical matters must be decided by personnel qualified to review the appeal including licensed, certified or registered health care professionals who did not make the initial determination, at least one of whom must be a clinical peer reviewer. Clinical peer reviewers may be physicians who possess a current and valid non-restricted license to practice medicine. A clinical peer reviewer also may be a health care professional, who where applicable, possesses a current and valid non-restricted license, certification or registration, or where no provision for a license, certification, or registration exists, is


                                     FHPLUS
                                   APPENDIX F
                                 OCTOBER 1, 2001
               credentialed by the national accrediting body appropriate to the profession. The clinical peer reviewer must be a physician or other health care professional practicing in the same professional specialty as the healthcare provider who typically manages the medical condition, procedure or treatment under review.

          d) Appeals of non-clinical matters shall be determined by qualified personnel at a higher level than the personnel who made the original complaint determination.

          e) Appeals shall be decided and notification provided to the Enrollee no more than:

               i) two (2) business days after the receipt of all necessary information when a delay would significantly increase the risk to an Enrollee's health;

               ii) thirty (30) business days after the receipt of all necessary information in all other instances.

          f)   The notice of an appeal determination shall include:

               i) the detailed reasons for the determination and the clinical rationale for the determination;

               ii)  if applicable, a notice containing fair hearing rights;

               iii) the notice shall also inform the Enrollee of his/her option to also contact the State Department of Health (800-206-8125) with his/her complaint;

               iv)  instructions for any further appeal.

VIII. RIGHT TO AN EXTERNAL APPEAL

     The MCO shall describe its utilization review policies and procedures including a notice of the right to an external appeal together with a description of the external appeal process and the timeframes for external appeal in the member handbook. It must be accessible to non-English speaking, visually, and hearing impaired Enrollees. The handbook shall comply with Section 13 and The Member Handbook Guidelines (Appendix E) of this Agreement.

IX.  RECORDS

     The MCO shall maintain a file on each complaint and appeal, if any. The file shall include:

          a)   date the complaint was filed;

          b)   copy of the complaint, if written;

          c) date of receipt of and copy of the Enrollee's acknowledgment, if any;

          d) log of complaint determination including the date of the determination and the titles of the personnel and credentials of clinical personnel who reviewed the complaint;


                                     FHPLUS
                                   APPENDIX F
                                 OCTOBER 1, 2001

          e)   date and copy of the Enrollee's appeal;

          f)   determination and date of determination of the appeal;

          g) the titles, and credentials of clinical staff who reviewed the appeal.

     In addition, the Contractor shall maintain a list of the following:

          a)   complaints unresolved for greater than 45 days;

          b)   complaints referred for external appeal.


                                     FHPLUS
                                   APPENDIX F
                                 OCTOBER 1, 2001

                                  APPENDIX G

                      NEW YORK STATE-DEPARTMENT OF HEALTH-
                          GUIDELINES FOR THE PROVISION
                           OF EMERGENCY CARE-SERVICES
                       FOR THE FAMILY HEALTH PLUS PROGRAM


                                     FHPLUS
                                   APPENDIX G
                                 OCTOBER 1, 2001

       NYSDOH Guidelines for the Provision of Emergency Care and Services

Definition of an "Emergency Medical Condition"

     The term "Emergency Medical Condition" means a medical or behavioral condition, the onset of which is sudden, that manifests itself by symptoms of sufficient severity, including severe pain, that a prudent layperson, possessing an average knowledge of medicine and health, could reasonably expect the absence of immediate medical attention to result in:

     i. Placing the health of the person afflicted with such condition in serious jeopardy or, in the case of a behavioral condition, placing the health of the person or others in serious jeopardy; or

     ii.  serious impairment to such person's bodily functions; or

     iii. serious dysfunction of any bodily organ or part of such person; or

     iv.  serious disfigurement of such person.

     Emergency Medical Services include health care procedures, treatments or services, including psychiatric stabilization and medical detoxification from drugs or alcohol, that are provided for an emergency medical condition.

PROTOCOLS FOR NOTIFICATION/AUTHORIZATION

     Preauthorization for treatment of an Emergency Medical Condition is never required.

     In circumstances where notification of arrival in the emergency department
     (ED) is requested by the managed care organization following the assessment and stabilization of the Enrollee, the notification process for the participating ED should require no More than one (1) phone call (or fax), and include a limited amount of standard clinical and demographic information.

     Failure by the participating ED to notify the MCO for visits that do not meet the definition of an Emergency Medical Condition should not be the sole basis for denial of triage fee or other payment - unless it can be shown to be part of a pattern of non-notification by the participating ED. Non-participating EDs cannot be denied payment on the basis of NON-NOTIFICATION.

PROTOCOL FOR ACCEPTABLE TRANSFER BETWEEN FACILITIES

     All relevant COBRA requirements must be met.


                                     FHPLUS
                                   APPENDIX G
                                 OCTOBER 1, 2001

     MCOs must provide for an appropriate (as determined by the ED physician) transfer method/level with personnel as needed.

     MCOs must contact/arrange for an available, accepting physician and patient bed at the receiving institution.

     If a patient is not transferred within eight (8) hours to an appropriate inpatient setting, after the decision to admit has been made, then admission at the original facility is deemed authorized.

PROTOCOLS FOR DISPOSITION

     If, pursuant to a screening evaluation, ED staff determines that a patient requires further services (other than emergency medical services), the MCO will have two (2) hours to respond to a call from the ED with the appropriate person to discuss the case. If such response is longer than two
     (2) hours, that admission or treatment is deemed "authorized" for purposes of payment.

     In the event that the MCO/provider suggests a level of care for a specific patient deemed inappropriate by the attending physician in the ED, and no agreement as to disposition can be reached, a physician from the plan must physically come to the ED and evaluate/take responsibility for this patient.

TRIAGE FEES

     For emergency room services that do not meet the definition of Emergency Medical Condition, the MCO shall pay the hospital a triage fee of $40.00 in the absence of a negotiated rate.

     Payment of the triage fee is contingent on reasonable notification efforts by a participating hospital to the health plan and/or patient's primary care provider, so that appropriate follow-up can occur.


                                     FHPLUS
                                   APPENDIX G
                                 OCTOBER 1, 2001

                                   APPENDIX H

             NEW YORK STATE DEPARTMENT OF HEALTH GUIDELINES FOR THE
                  PROCESSING OF ENROLLMENTS AND DISENROLLMENTS
                       FOR THE FAMILY HEALTH PLUS PROGRAM


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

                                   APPENDIX H

                                 SDOH GUIDELINES

              FOR THE PROCESSING OF ENROLLMENTS AND DISENROLLMENTS

                             FOR THE FHPLUS PROGRAM

This appendix is intended to provide general guidelines to MCOs for the processing of enrollments and disenrollments. Where an enrollment broker exists, the enrollment broker may be responsible for some or all of LDSS responsibilities. To allow LDSSs flexibility in developing processes that will meet their needs, SDOH may require MCOs to follow local district modifications to specific timeframes and procedures.

A.   ENROLLMENT SDOH

RESPONSIBILITIES:

1. The SDOH is responsible for monitoring enrollment activities, including facilitated enrollment, and providing technical assistance to LDSSs and MCOs to ensure compliance with the State's policies and procedures.

2. SDOH reviews and approves proposed enrollment materials prior to MCOs publishing and disseminating or otherwise using the materials.

LD,3 RESPONSIBILITIES:

LDSSs are responsible for FHPlus eligibility determinations and the enrollment of eligible persons into FHPlus MCOs.

1. LDSSs are responsible for coordinating the FHPlus application and enrollment process with SDOH-approved Enrollment Facilitators consistent with SDOH Administration Directives on Family Health Plus and Facilitated Enrollment. Such coordination shall include, but not be limited to:

               i) working with SDOH-approved Enrollment Facilitators to develop/amend protocols for the receipt and processing of applications and for the provision of information on managed care options to potential Enrollees.

               ii) providing information to SDOH-approved Enrollment Facilitators to assist in determining a health care provider's participation in Medicaid managed care or FHPlus.

               iii) accepting Medicaid managed care/FHPlus enrollment forms from
                    SDOH-approved Enrollment Facilitators and pending the enrollment until eligibility has been established and enrollment can be completed in the PCP Subsystem.


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

               iv) providing feedback to SDOH-approved Enrollment Facilitators on incomplete or incorrect applications so that problems may be addressed in a timely fashion.

               v) delegating the Medicaid/FHPlus face-to-face interview with the applying individual/families to the Enrollment Facilitators or establish procedures that allow the facilitator to act as the authorized representative for the applicant, for the purposes of a face-to-face interview with local district staff.

2. LDSSs are responsible for ensuring that pre-enrollment information provided to individuals eligible for FHPlus is consistent with Social Services Law,
     Section 369-ee and may train persons providing counseling to potential Enrollees, including SDOH-approved Enrollment Facilitators.

3. LDSSs must ensure that potential Enrollees are informed of the availability of FHPlus MCOs and the scope of services covered by each.

4. LDSSs must ensure that potential Enrollees are informed of the right to confidential face-to-face counseling and will make confidential face-to-face sessions available upon request.

5. LDSSs shall ensure that potential Enrollees are advised, in written materials related to enrollment, to verify with the medical services providers they prefer, or have an existing relationship with, that such medical services providers participate in the selected managed care plan's provider network and are available to serve the participant.

6. For enrollments made during face-to-face counseling, if the potential Enrollee has a preference for particular medical services providers, LDSSs shall ensure that enrollment counselors verify with the medical services providers that such medical services providers whom the potential Enrollee prefers participate in the MCO's network and are available to serve the participant.

7. LDSSs will approve the Contractor's phone enrollment process, if applicable.

8. LDSSs will determine the status of enrollment applications. Applications will be enrolled, pended or denied.

9. LDSSs enter individual enrollment form data and transmit that data to the State's Prepaid Capitation Plan (PCP) Subsystem. The transfer of enrollment information may be accomplished by any of the following:

               i)   LDSS directly enters data into PCP Subsystem; or

               ii) LDSS or Contractor submits a tape to the State, to be edited and entered into PCP Subsystem; or


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

               iii) LDSS electronically transfers data, via a dedicated line or
                    Electronic Medicaid Eligibility Verification System (EMEVS) to the PCP Subsystem.

10. LDSSs are required to send SDOH-prescribed notices to applicants or Enrollees, which may include but are not limited to the following:

               i) Notice of Acceptance: This letter informs the applicant of approval of eligibility for FHPlus and the name of the MCO selected by the applicant.

               ii) Enrollment Confirmation Notice: This letter indicates the Effective Date of Enrollment, the name of the FHPlus MCO and all individuals who are being enrolled.

               iii) Notice of Denial of Enrollment: This letter is used when an individual has been determined by LDSS to be ineligible for enrollment into, FHPlus and it includes notice of fair hearing rights.

MCO Responsibilities:

1. In those instances in which the Contractor is directly involved in assisting in enrolling Eligible Persons, the Contractor will submit to LDSSs, enrollments along with attestations (if applicable) within a maximum of five (5) business days from the day the complete enrollment application is received by the Contractor (unless otherwise agreed to by SDOH and LDSS).

2. The Contractor must notify new Enrollees of their Effective Date of Enrollment.

3. The Contractor must report any changes in status for its enrolled members to LDSSs within five (5) business days of such information becoming known to the Contractor.

4. The Contractor shall advise potential Enrollees, in written materials related to enrollment, to verify with the medical services providers they prefer, or have an existing relationship with, that such medical services providers participate in the MCO's network and are available to serve the participant.

B.   NEWBORN ENROLLMENTS:

If the Contractor is also a Medicaid MCO, the Contractor agrees to enroll and provide coverage for eligible newborn children of FHPlus Enrollees effective from the time of birth.

SDOH RESPONSIBILITIES:

1. The SDOH will update WMS with information on the newborn received from hospitals, consistent with the requirements of Section 366-g of the Social Services Law as amended by Chapter 412 of the Laws of 1999.

LDSS Responsibilities:


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

1. Grant Medicaid eligibility for newborns for one (1) year if born to a woman eligible for and receiving FHPlus on the date of birth. (Social Services Law Section 366 (4) (1))

2. LDSSs must insure that Medicaid coverage is authorized for the unborn child as soon as a pregnancy is medically verified.

3. In the event that an LDSS learns of an Enrollee's pregnancy prior to the Contractor, the LDSS is to establish Medicaid eligibility and enroll the unborn in the plan of the pregnant woman if that plan participates in Medicaid managed care. If the plan does not participate in Medicaid managed care, the pregnant woman will be asked to select a Medicaid managed care plan for the unborn. If Medicaid managed care is unavailable in the district, or is not chosen by the mother, the newborn will be eligible for Medicaid fee-for-service coverage, and such information will be entered on the WMS.

4. Upon notification of the birth by the Contractor, Enrollee or hospital, the LDSS will update WMS with the demographic data for the newborn. If the MCO participates in Medicaid and enrollment has not already taken place, LDSSs will enroll the newborn in the mother's plan. The PCP subsystem will automatically be updated and the newborn will appear as Medicaid eligible on the next month's Roster after the update to WMS. In districts where Medicaid managed care is unavailable or is not chosen by the mother, the newborn will be eligible for Medicaid fee-for-service coverage.

5. When an unborn has not been pre-enrolled with the Contractor, LDSSs, upon receiving notification of the birth from the Contractor, Enrollee or hospital, must retroactively enroll the newborn back to the first (1st) day of the month of birth, if the mother was enrolled at that time, provided the plan also participates in Medicaid. If not, the newborn will be covered by fee-for service Medicaid until such time as the mother selects a plan, if available and appropriate.

6. Where newborns will be enrolled in the mother's MCO, LDSSs must ensure that the mother is informed that the effective date of enrollment will be the first day of the MONTH OF BIRTH.

7. LDSSs may develop a transmittal form to be used for unborn/newborn notification between the Contractor and the LDSS.

MCO RESPONSIBILITIES:

1. The Contractor must notify the LDSS in writing of any Enrollee that is pregnant within thirty (30) days of knowledge of the pregnancy. Notifications should be transmitted to the LDSS at least monthly. The notifications should contain the pregnant woman's name, Client Identification Number (CIN), and the Expected Date of Confinement (EDC).


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

2. Upon the newborn's birth, the Contractor must send verification of infant's demographic data to the LDSS, within five (5) days after knowledge of the birth. The demographic data must include: the mother's name and CIN, the newborn's name and CIN (if newborn has a CIN), sex and the date of birth.

3. In districts that use an Enrollment Broker, the Contractor shall not submit electronic enrollments of newborns to the Enrollment Broker, as this will interfere with the retroactive enrollment of the newborn back to the first
     (1st) day of the month of birth. For newborns whose mothers are not enrolled in the Contractor's plan, the Contractor may submit an electronic enrollment of the newborn to the Enrollment Broker.

4. MCOs that participate in Medicaid managed care will follow the Enrollment Guidelines as outlined in Appendix H of the Medicaid managed care model contract.

C.   ROSTER RECONCILIATION:

All enrollments are effective the first of the month.

SDOH RESPONSIBILITIES:

1. The SDOH maintains both the PCP subsystem enrollment files and the WMS eligibility files, using data input by LDSSs. SDOH uses data contained in both these files to generate the Roster.

2. SDOH shall send each MCO and LDSS monthly (according to a schedule established by SDOH), a complete list of all Enrollees for which the Contractor is expected to assume medical risk beginning on the 1st of the following month (First Monthly Roster). Notification to MCOs and LDSSs can be accomplished via paper transmission, magnetic media, or via an electronic bulletin board.

3. The SDOH shall also forward an error report as necessary to each MCO and LDSS.

4. On the first (1st) weekend after the first (1st) day of the month following the generation of the first (1st) Roster, SDOH shall send MCOs and LDSSs a second Roster which contains any additional Enrollees that an LDSS has added for enrollment for the current month. The SDOH will also include any additions to the error report that have occurred since the initial error report was generated.

LDSS RESPONSIBILITIES:

1) LDSSs must notify the Contractor in writing of changes in the Roster and error report, no later than the end of the month. (To the extent practicable the date specified must allow for timely notice to Enrollees regarding their enrollment status.). MCOs and the LDSS may develop protocols for the purpose of resolving Roster discrepancies that remain unresolved beyond the end of the month.


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

2) Enrollment and eligibility issues are reconciled by the LDSS to the extent possible, adjusting the PCP subsystem enrollment and WMS eligibility files, if appropriate.

MCO RESPONSIBILITIES:

1) The Contractor is at risk for providing Benefit Package services for those Enrollees listed on the 1st and 2nd rosters for the month in which the 2nd Roster is generated.

2) The Contractor must submit claims to the State's Fiscal Agent for all Eligible Persons that are on the 1st and 2nd a Rosters, adjusted to add; Eligible Persons enrolled by the LDSS after Roster production and to remove individuals disenrolled by LDSS after Roster production (as notified to the Contractor). In the cases of retroactive disenrollments, the Contractor is responsible for submitting an adjustment to void any previously paid premiums for the period of retroactive disenrollment, where the Contractor was not at risk for the provision of Benefit Package services. Mere payment of subcapitation does not constitute "provision of Benefit Package services."

D.   DISENROLLMENT:

SDOH RESPONSIBILITIES:

1. LDSSs may delegate to SDOH the responsibility for the review and approval of a MCO-initiated request to disenroll an Enrollee. The SDOH will be responsible for notification of the Enrollee of the status of the MCO request and if appropriate the right to request a fair hearing.

LDSS RESPONSIBILITIES:

1. The LDSS will accept requests for disenrollment directly from Enrollees and may not require Enrollees to approach the MCO for a disenrollment form LDSSs must utilize the State's Disenrollment form.

2. Enrollees may initiate a request for an expedited disenrollment to LDSSs or the SDOH. LDSSs will expedite the disenrollment process in those cases where an Enrollee's request for disenrollment involves an urgent medical need, or a complaint of non-consensual enrollment. If approved, the LDSS will manually process the disenrollment through the PCP Subsystem.

3. LDSSs will process routine disenrollment requests to take effect on the first (1st) day of the following month if the request is made before the fifteenth (15th) day of the month. In no event shall the Effective Date of Disenrollment be later than the first (1st) day of the second month after the month in which an Enrollee requests a disenrollment.


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

4. LDSSs will disenroll Enrollees automatically upon death or loss of FHPlus eligibility (subject to any remaining applicable "six months guaranteed eligibility" coverage). All such disenrollments will be effective at the end of the month in which the death or loss of eligibility occurs. However, if a FHPlus Enrollee gains full Medicaid eligibility and FHPlus Plan is also a Medicaid managed care plan, the LDSS will enroll the individual in the Medicaid Managed Care product of the FHPlus plan, unless the individual indicates in writing that he/she wishes to enroll in another Medicaid managed care plan or receive coverage through Medicaid fee-for-service.

5. LDSSs will promptly disenroll Enrollees who request disenrollment during their Initial Enrollment Period upon determination that they meet good cause criteria as defined by SDOH. The LDSS will provide Enrollees with notice of their right to request a fair hearing if their disenrollment request is denied. LDSSs will transfer Eligible persons to another FHPlus plan, if one is available, upon a determination that good cause criteria for disenrollment during the Initial Enrollment period are met.

6. Retroactive disenrollments are to be used only when absolutely necessary. Circumstances warranting a retroactive disenrollment are rare and include when an Enrollee is later determined to have entered and stayed in a residential institution; to have been incarcerated; to have moved out of the County of fiscal responsibility subject to any time remaining in the Enrollee's guaranteed eligibility period; or to have, died as long as the Contractor was not at risk for provision of Benefit Package services for any portion of the retroactive period. LDSSs must notify the Contractor of a retroactive disenrollment prior to the action. LDSSs must find out if the Contractor. has made payments to providers on behalf of the Enrollee prior to disenrollment. After this information is obtained, LDSSs and the Contractor will agree on a retroactive disenrollment or prospective disenrollment date.

          a) Generally the effective dates of retroactive disenrollment for specific circumstances are described below:

REASON FOR DISENROLLMENT                EFFECTIVE DATE OF DISENROLLMENT
-------------------------------------   ----------------------------------------
-    Death of Enrollee                  -    First day of the month after death

-    Enrollee entered or stayed in a    -    First day of the month following
     residential institution                 entry or first day of the month
                                             following classification of the
                                             stay as permanent, SUBSEQUENT TO
                                             ENTRY

-    Incarceration                      -    First day of the month following
                                             entry

-    Move by Enrollee outside of        -    First day of the month after the
     District/County of Fiscal               update of the system with the new
     Responsibility                          address


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

               In all cases of retroactive disenrollment, including disenrollments effective the first day of the current month, the local district must notice the Contractor at the time of disenrollment, of the Contractor's responsibility to submit to the SDOH's Fiscal Agent voided premium claims for any full months of retroactive disenrollment where the Contractor was not at risk for the provision of Benefit Package services during the month. However, failure by the LDSS to so notify the Contractor does not affect the right of the SDOH to recover the premium payment as authorized by Section 3.6 of this Agreement.

7. LDSSs are responsible for informing Enrollees of their right to change MCOs including any applicable Initial Enrollment Period restrictions.

8. LDSSs are responsible for sending SDOH-prescribed notices to Enrollees regarding their enrollment status. Where practicable, the process will allow for timely notification to Enrollees unless there is "good cause" to disenroll more expeditiously. Such notices may include, but are not limited to:

          a) Notice of Disenrollment: This letter will advise the Enrollee of the status of an Enrollee initiated (voluntary) disenrollment for "good cause", or of an LDSS or Contractor initiated (involuntary) disenrollment, including the effective date of disenrollment.

          b) When LDSSs deny an Enrollee's request for disenrollment for "good cause" pursuant to Section 8 of the Agreement; LDSSs must inform the Enrollee in writing explaining the reason for the denial, stating the facts upon which the denial is based, citing the statutory and regulatory authority and advising the Enrollee of his/her right to a fair hearing pursuant to 18NYCRR Part 358.

          c) End of Initial Enrollment Period Notice: Enrollees must be notified sixty (60) days before the end of their Initial Enrollment Period.

          d) End of FHPlus Coverage: These notices will advise the Enrollee that their FHPlus coverage is ending and contain pertinent information regarding fair hearing rights.

9. LDSSs or the SDOH will render a decision within thirty (30) days of the receipt of a fully documented request for disenrollment. A final written determination will be provided to the Enrollee and the Contractor by LDSSs or the SDOH. This will include notification to the Enrollee of their right to request a fair hearing.

10. In those instances where LDSSs and/or the SDOH approve the Contractor's request to disenroll an Enrollee, and the Enrollee requests a fair hearing, the Contractor will continue to keep the Enrollee in the plan. until the disposition of the fair hearing, when Aid to Continue is allowed by law.


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

11. LDSSs and/or the SDOH will review each Contractor requested disenrollment in accordance with protocols established by SDOH in conjunction with the applicable oversight agency. Where applicable, LDSSs and/or the SDOH, shall consult with local mental health and substance abuse authorities in the county when making the determination to approve or disapprove the request.

12. LDSSs may establish procedures whereby MCOs refer cases which are appropriate for an LDSS initiated disenrollment, and submit supporting documentation to the LDSS. The Contractor shall notify the LDSS when it learns that its Enrollees have died, moved, been incarcerated, or are in receipt of equivalent insurance coverage.

13. After LDSSs receive and, if appropriate, approve a request for disenrollment either from the Enrollee or the Contractor, LDSSs will update the PCP subsystem file with an end date. EMEVS and the Fiscal Agent are then updated and the Enrollee is removed from the Contractor's Roster.

MCO RESPONSIBILITIES:

1. In those instances where the Contractor directly receives disenrollment forms, the Contractor will forward these disenrollment requests to LDSSs for processing within five (5) business days. During pulldown week these forms may be faxed to the LDSS, followed by transmission of a hard copy.

2. The Contractor must accept and transmit all requests for voluntary disenrollments from its Enrollees to the LDSS, and shall not impose any barriers to disenrollment requests. The Contractor may require that a disenrollment request be in writing, contain the signature of the Enrollee, and state the Enrollee's correct MCO or Client Identification number.

3. To initiate an involuntary disenrollment of an Enrollee, the Contractor must where applicable:

          a) Show evidence of professional evaluation ruling out an underlying medical condition, alcohol or substance abuse, mental illness, mental retardation or other developmental disability as a cause for Enrollee behavior.

          b) Document difficulty encountered with the Enrollee; nature, extent and frequency of abusive or harmful behavior, violence, inability to treat or engage Enrollee and outreach efforts to Enrollee employed.

          c) Identify and document unique cultural issues that may be affecting the Contractor's ability to provide treatment effectively to certain Enrollees as well as the appropriateness of providers in the network.


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

          d) Document special training offered to providers to improve their ability to deal with difficult, non-compliant patients, or those having the above mentioned conditions.

4. The Contractor, once the actions in # 3 above have been taken, will provide prior verbal and written notice to the Enrollee, with a copy to the LDSS or the SDOH of its intent to request disenrollment. The notice will advise the Enrollee that the request has been forwarded to the LDSS or the SDOH for review and approval. The notice must include the mailing address and telephone number of the LDSS or the SDOH.

5. The Contractor will not consider an Enrollee diseliroiled without confirmation from the LDSS or the Roster (as described in Section C of this Appendix).

E. EXPEDITED DISENROLLMENTS

     Enrollees may request an expedited disenrollment if they have an urgent medical need to disenroll or if they were non-consensually enrolled in FHPlus. Enrollees may request expedited disenrollment by LDSSs or SDOH as stated in
Section 8.4 (b) of this Agreement.

LDSS RESPONSIBILITIES:

          1. LDSSs, to the extent possible, will process an expedited disenrollment within - two business days of its determination that an expedited disenrollment is warranted. The effective date of disenrollments resulting from expedited processing are as follows:

 REASON FOR DISENROLLMENT              EFFECTIVE DATE OF DISENROLLMENT
 ------------------------              -------------------------------
Urgent medical need         -    First day of the next month after determination
                                 except where medical need requires an earlier
                                 disenrollment.

Non-consensual enrollment   -    Retroactive to the first day of the month of
                                 enrollment, if determined to be in the best
                                 interest of the Enrollee.


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

F. LDSS SPECIFIC PROCEDURES

The SDOH may require the Contractor to comply with local district specific procedures for enrollment and disenrollment.


                                     FHPLUS
                                   APPENDIX H
                                 OCTOBER 1, 2001

                                   APPENDIX I

                       New York State Department of Health

                   Guidelines for the Use of Medical Residents

                        in the Family Health Plus Program


                                     FHPLUS
                                   APPENDIX I
                                 OCTOBER 1, 2001

                                   APPENDIX I

Medical Residents

          (a) Medical Residents as Primary Care Providers. MCOs may utilize medical residents as participants (but not designated as 'Primary Care Providers') in the care of Enrollees as long as all of the following conditions are met:

               1) Residents are a part of patient care teams headed by fully licensed and MCO credentialed attending physicians serving patients in one or more training sites in an "up weighted" or "designated priority" residency program. Residents in a training program which was disapproved as a designated priority program solely due to the outcome measurement requirement for graduates may be eligible to participate in such patient care teams.

               2) Only the attending physicians and certified nurse practitioners on the training team, not residents, may be credentialed to the MCO and may be empanelled with Enrollees. Enrollees must be assigned an attending physician or nurse practitioner to act as their PCP, though residents on the team may perform all or many of the visits to the Enrollee as long as the majority of these visits are under the direct supervision of the Enrollee's designated PCP Enrollees have the right to request care by their PCP in addition or instead of being seen by a resident.

               3) Residents may work with attending physicians and certified nurse practitioners to provide continuity of care to patients under the supervision of the patient's PCP. Patients must be made aware of the resident/attending relationship and be informed of their rights to be cared for directly by their PCP.

               4) Residents eligible to be involved in a continuity relationship with patients must be available at least 20% of the total training time in the continuity of care setting and no less than 10% of training time in any training year must be in the continuity of care setting and no fewer than nine (9) months a year must be spent in the continuity of care setting.

               5) Residents meeting these criteria provide increased capacity for enrollment to their team according to the following formula:

                                 PGY-1   300 per FTE
                                 PGY-2   750 per FTE
                                 PGY-3   1125 per FTE
                                 PGY-4   1500 per FTE


                                     FHPLUS
                                   APPENDIX I
                                 OCTOBER 1, 2001

                    Only hours spent routinely scheduled for patient care in the continuity of care training site may count as providing capacity and are based on 1.0 FTE=40 hours.

               6) In order for a resident to provide continuity of care to an Enrollee, both the resident and the attending PCP must have regular hours in the continuity site and must be scheduled to be in the site together the majority of the time.

               7) A preceptor/attending is required to be present a minimum of sixteen (16) hours of combined precepting and direct patient care in the primary care setting to be counted as a team supervising PCP and accept an increased number of Enrollees based upon the residents working on his/her team. Time spent in patient care activities at other clinical sites or in other activities off-site is not counted towards this requirement.

               8) A sixteen (16) hour per week attending may have no more than four (4) residents on their team. Attendings spending twenty-four (24) hours per week in patient care/supervisory activity at the continuity site could have six (6) residents per team. Attendings spending thirty-two (32) hours per week could have eight (8) residents on their team. Two (2) or more attendings may join together to form a larger team as long as the ratio of attending to residents does not exceed 1:4 and all attendings comply with the sixteen (16) hour minimum.

               9) Specialty consults must be performed or directly supervised by a MCO credentialed specialist. The specialist may be assisted by a resident or fellow.

               10) Responsibility for the care of the Enrollee remains with the attending physician. All attending/resident teams must provide adequate continuity of care, twenty-four (24) hour a day, seven (7) day a week coverage, and appointment and availability access.

               11) Residents who do not qualify to act as continuity providers as part of an attending/resident team may still participate in the episodic care of Enrollees as long as that care is under the supervision of an attending physician credentialed to a MCO. Such residents would not add to the capacity of that attending to empanel Enrollees, however.

               12) Certified nurse practitioners and registered physician's assistants may not act as attending preceptors for resident physicians.


                                     FHPLUS
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                                       I-3

          (b)  Medical Residents as Specialty Care Providers

               (1) Residents may participate in the specialty care of FHPlus managed care patients in all settings supervised by fully licensed and MCO/PHSP credentialed speciality attending physicians.

               (2) Only the attending physicians, not residents or fellows, may be credentialed by the MCO. Each attending must be credentialed by each MCO with which they will participate. Residents may perform all or many of the clinical services for the Enrollee as long as these clinical services are under the supervision of an appropriately credentialed specialty physician. Even when residents are credentialed by their program in particular procedures, certifying their competence to perform and teach those procedures, the overall care of each Enrollee remains the responsibility of the supervising MCO-credentialed attending.

               (3) It is understood that many Enrollees will identify the resident as their specialty provider but the responsibility for all clinical decision-making remains with the attending physician of record.

               (4) Enrollees must be given the name of the responsible attending physician in writing and be told how they may contact their attending physician or covering physician, if needed. This allows Enrollees to assist in the communication between their primary care provider and specialty attending and enables them to reach the specialty attending if an emergency arises in the course of their care. Enrollees must be made aware of the resident/attending relationship and must have a right to be cared for directly by the responsible attending physician, if requested.

               (5) Enrollees requiring ongoing specialty care must be cared for in a continuity of care setting. This requires the ability to make follow-up appointments with a particular resident/attending physician, or if that provider team is not available, with a member of the, provider's coverage group in order to insure ongoing responsibility for the patient by his/her MCO credentialed specialist. The responsible specialist and his/her specialty coverage group must be identifiable to the patient as well as to the referring primary care provider.

               (6) Attending specialists must be available for emergency consultation and care during non-clinic hours. Emergency coverage may be provided by residents under adequate supervision. The attending or a member of the attending's coverage group must be available for telephone and/or in-person consultation when, necessary.


                                     FHPLUS
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                                       I-4

               (7) All training programs participating in FHPlus managed care must be accredited by the appropriate academic accrediting agency.

               (8) All sites in which residents train must produce legible (preferably typewritten) consultation reports. Reports must be transmitted such they are received in a time frame consistent with the clinical condition of the patient, the urgency of the problem and the need for follow-up by the primary care physician. At a minimum, reports should be transmitted so that they are received no later than two (2) weeks from the date of the specialty visit.

               (9) Written reports are required at the time of initial consultation and again with the receipt of all major significant diagnostic information or changes in therapy. In addition, specialists must promptly report to the referring primary care physician any significant findings or urgent changes in therapy which result from the specialty consultation.

          All training sites must deliver the same standard of care to all patients irrespective of payer. Training sites must integrate the care of Medicaid, FHPlus uninsured and private patients in the same settings.


                                     FHPLUS
                                   APPENDIX I
                                 OCTOBER 1, 2001

                                   APPENDIX J

                       New York State Department Of Health
                                 Guidelines FOR
                               Family Health Plus
                               Compliance with The
                         Americans with Disabilities Act


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                                       J-1

1    OBJECTIVES

     Title II of the Americans With Disabilities Act (ADA) and Section 504 of the Rehabilitation Act of 1973 (Section 504) provides that no qualified individual with a disability shall, by reason of such disability, be excluded from participation in or denied access to the benefits of services, programs or activities of a public entity, or be subject to discrimination by such an entity. Public entities include State and local government and ADA and Section 504 requirements extend to all programs and services provided by State and local government. Since FHPlus is a government program, health services provided through FHPlus Managed Care must be accessible to all that qualify for the program.

     MCO responsibilities for compliance with the ADA are imposed under Title II and Section 504 when, as a contractor in a FHPlus program, an MCO is providing a government service. If an individual provider under contract with the MCO is not accessible, it is the responsibility of the MCO to make arrangements to assure that alternative services are provided. The MCO may determine it is expedient to make arrangements with other providers, or to describe reasonable alternative means and methods to make these services accessible through its existing contractors. The goals of compliance with ADA Title II requirements are to offer a level of services that allows people with disabilities access to the program in its entirety, and the ability to achieve the same health care results as any program participant.

     MCO responsibilities for compliance with the ADA are also imposed under Title III when the MCO functions as a public accommodation providing services to individuals (e.g. program areas and sites such as marketing, education, member services, orientation, complaints and appeals). The goals of compliance with ADA Title III requirements are to offer a level of services that allows people with disabilities full and equal enjoyment of the goods, services, facilities or accommodations that the entity provides for its customers, or clients. New and altered areas and facilities must be as accessible as possible. Whenever MCOs engage in new construction or renovation, compliance is also required with accessible design and construction standards promulgated pursuant to the ADA as well as State and local laws. Title III also requires that public accommodations undertake "readily achievable barrier removal" in existing facilities where architectural and communications barriers can be removed easily and without much difficulty or expense.

     The State uses MCO Qualification Standards to qualify MCOs for participation in the FHPlus Program. Pursuant to the State's responsibility to assure program access to all FHPlus enrollees, the Plan Qualification Standards require each MCO to submit an ADA Compliance Plan that describes in detail how the MCO will make services, programs and activities readily accessible and useable by individuals with disabilities. In the event that certain program sites are not readily accessible, the MCO must describe reasonable alternative methods for making the services or activities accessible and usable.


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

     The objectives of these guidelines are threefold:

     - To ensure that MCOs take appropriate steps to measure access and assure program accessibility for persons with disabilities;

     - To provide a framework for MCOs as they develop a plan to assure compliance with the Americans with Disabilities Act (ADA); and

     -    To provide standards for the review of the MCO Compliance Plans.

     These guidelines include a general standard followed by a discussion of specific considerations and suggestions of methods for assuring compliance. Please be advised that, although these guidelines and any subsequent reviews by State and local governments can give the contractor guidance, it is ultimately the contractor's obligation to ensure that it complies with its contractual obligations, as well as with the requirements of the ADA, Section 504, and other federal, state and local laws. Other federal, state and local statutes and regulations also prohibit discrimination on the basis of disability and may impose requirements in addition to those established under ADA. For example, while the ADA covers those impairments that "substantially" limit one or more of the major life activities of an individual, New York City Human Rights Law deletes the modifier "substantially".

II.  DEFINITIONS

A. "Auxiliary aids and services" may include qualified interpreters, note takers, computer-aided transcription services, written materials, telephone handset amplifiers, assistive-listening systems, telephones compatible with hearing aids, closed caption decoders, open and closed captioning, telecommunications devices for enrollees who are deaf or hard of hearing (TTY/TDD), video test displays, and other effective methods of making aurally delivered materials available to individuals with hearing impairments; qualified readers, taped texts, audio recordings, Braille materials, large print materials, or other effective methods of making visually delivered materials available to individuals with visual impairments.

B. "Disability" means a mental or physical impairment that substantially limits one or more of the major life activities of an individual; a record of such impairment; or being regarded as having such an impairment.

III. SCOPE OF MCO COMPLIANCE PLAN

     The MCO Compliance Plan must address accessibility to services at MCO's program sites including both participating provider sites and MCO facilities intended for use by enrollee.

IV.  PROGRAM ACCESSIBILITY

     Public programs and services, when viewed in their entirety must be readily accessible to and useable by individuals with disabilities. This standard includes physical


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001
access, non-discrimination in policies and procedures and communication. Communications with individuals with disabilities are required to be as effective as communications with others. The MCO Compliance Plan must include a detailed description of how MCO services, programs, and activities are readily accessible and usable by individuals with disabilities. In the event that full physical accessibility is not readily available for people with disabilities, the MCO Compliance Plan will describe the steps or actions the MCO will take to assure accessibility to services equivalent to those offered at the inaccessible facilities.

A.   PRE-ENROLLMENT MARKETING AND EDUCATION STANDARD FOR COMPLIANCE

     Marketing STAFF, activities and materials will be made available to persons with disabilities. Marketing materials will be made available in alternative formats (such as Braille, large print, and audiotapes) so that they are readily usable by people with disabilities.

SUGGESTED METHODS FOR COMPLIANCE

     1. Activities held in physically accessible location or staff at activities available to meet with person in an accessible location as necessary

     2. Materials available in alternative formats such as Braille large print audio tapes

     3. tall training which includes training and information regarding attitudinal barriers related to disability

     4. Activities and fairs that include sign language interpreters or the distribution of a written summary of the marketing script used by MCO marketing representatives

     5. Enrollee health promotion material/activities targeted specifically to persons with disabilities (e.g. secondary infection prevention, decubitus prevention, special exercise programs, etc.)

     6. Policy statement that marketing representatives will offer to read or summarize to blind or vision impaired individuals any written material that is typically distributed to all enrollees

     7. Staff/resources available to assist individuals with cognitive impairments in understanding materials

COMPLIANCE PLAN SUBMISSION

     1. A description of methods to ensure that the MCO's marketing presentations (materials and communications) are accessible to persons with auditory, visual and cognitive impairments

     2. A description of the MCO's policies and procedures including marketing training to ensure that marketing representatives neither screen health status nor ask questions about health status or prior health care services


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

B.   MEMBER SERVICES DEPARTMENT

     Member services functions include the provision to enrollees of information necessary to make informed choices about treatment options to effectively utilize the health care resources to assist enrollees in making appointments and to field questions and complaints to assist enrollees with the complaint process.

B1.  ACCESSIBILITY

     STANDARD FOR COMPLIANCE

     Member Services sites and functions will be made accessible to and usable by people with disabilities.

     SUGGESTED METHODS FOR COMPLIANCE (include but are not limited to those identified below):

     1. Exterior routes of travel at least 36" wide from parking areas or public transportation stops into the MCO's facility

     2. If parking is provided, spaces reserved for people with disabilities, pedestrian ramps at sidewalks and dropoffs

     3. Routes of travel into the facility are stable slip-resistant with all steps ramped doorways with minimum 32 opening

     4. Interior halls and passageways providing a clear and unobstructed path or travel at least 36 degrees wide to bathrooms and other rooms commonly used by enrollees

     5. Waiting rooms, restrooms, and other rooms used by enrollees are accessible to people with disabilities

     6. Sign language interpreters and other auxiliary aids and services provided in appropriate circumstances

     7. Materials available in alternative formats such as Braille large print audio tapes

     8. Staff training which includes sensitivity training related to disability issues [Resources and technical assistance are available through the NYS Office of Advocate for Persons with Disabilities - V/TTY (800) 522-4369; and the NYC Mayor's Office for People with Disabilities - (212) 788-2830 or TTY (212)788-2838

     9. Availability of activities and educational materials tailored to specific conditions/illnesses and secondary conditions that affect these populations (e.g. secondary infection prevention, decubitus prevention, special exercise programs, etc.)

     10. MCO staff trained in the use of telecommunication devices for enrollees who are deaf or hard of hearing (TTY/TDD) as well as in the use of NY Relay for phone communication

     11.  New enrollee orientation available in audio or by interpreter services


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

     12. Policy that when member services staff receive calls through the NY Relay, they will offer to return the call utilizing a direct TTY/TDD connection

     COMPLIANCE PLAN SUBMISSION

     1. A description of accessibility to the member services department or reasonable alternative means to access member services for enrollees using wheelchairs (or other mobility aids)

     2. A description of the methods the member services department will use to communicate with enrollees who have visual or hearing impairments, including any necessary auxiliary aid/services for enrollees who are deaf or hard of hearing, and TTY/TDD technology or NY Relay service available through a toll-free telephone number

     3. A description of the training provided to member services staff to assure that staff adequately understands how to implement the requirements of the program and of these guidelines and are sensitive to the needs of persons with disabilities

B2.  IDENTIFICATION OF ENROLLEES WITH DISABILITIES STANDARD FOR COMPLIANCE

     MCOs must have in place satisfactory methods/guidelines for identifying persons at risk of, or having, chronic diseases and disabilities and determining _______ specific needs in terms of specialist physician referrals, durable medical equipment, medical supplies, home health services etc. MCOs may not discriminate against a potential enrollee based on his/her current health status or anticipated need for future health care. MCOs may not discriminate on the basis of disability, or perceived disability of an enrollee or their family member. Health assessment forms may not be used by MCOs prior to enrollment. Once a MCO has been chosen, a health assessment form may be used to assess the person's health care needs.

     SUGGESTED METHODS FOR COMPLIANCE

     1. Appropriate post enrollment health screening for each enrollee using an appropriate health screening tool

     2. Patient profiles by condition/disease for comparative analysis to national norms with appropriate outreach and education

     3. Process for follow-up of needs identified by initial screening; e.g. referrals, assignment of case manager, assistance with scheduling/keeping appointments

     4.   Enrolled population disability assessment survey

     5. Process for enrollees who acquire a disability subsequent to enrollment to access appropriate services


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

     COMPLIANCE PLAN SUBMISSION

     A description of how the MCO will identify special health care, physical access or communication needs of enrollees on a timely basis, including but not limited to the health care needs of enrollees who:

     - are blind or have visual impairments, including the type of auxiliary, aids and services required by the enrollee

     - are deaf or hard of hearing, including the type of auxiliary aids and services required by the enrollee

     - have mobility impairments, including the extent, if any, to which they can ambulate

     - have other physical or mental impairments or disabilities, including cognitive impairments have conditions which may require more intensive case management

B3.  NEW ENROLLEE ORIENTATION STANDARD FOR COMPLIANCE

     Enrollees will be given information sufficient to ensure that they understand how to access medical care through the MCO. This information will be made accessible to and usable by people with disabilities.

     SUGGESTED METHODS FOR COMPLIANCE

     1. Activities held in physically accessible location, or staff at activities available to meet with person in an accessible location as necessary

     2. Materials available in alternative formats such as Braille large print audio tapes

     3. Staff training which includes sensitivity training related to disability issues [Resources and technical assistance are available through the NYS Office of Advocate for Persons with Disabilities - V/TTY (800) 522-4369; and the NYC Mayor's Office for People with Disabilities - (212) 788-2830 or TTY (212)788-2838]

     4. Activities and fairs that include sign language interpreters or the distribution of a written summary of the marketing script used by MCO marketing representatives

     5. Include in written/audio materials available to all enrollees information regarding how and where people with disabilities can access help in getting services for example help with making appointments or for arranging special transportation an interpreter or assistive communication devices

     6. Staff/resources available to assist individuals with cognitive impairments in understanding materials


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

     1. A description of how the MCO will advise enrollees with disabilities, during the new enrollee orientation on how to access care

     2. A description of how the MCO will assist new enrollees with disabilities (as well as current enrollees who acquire a disability) in selecting or arranging an appointment with a Primary Care Practitioner (PCP)

          - This should include a description of how the MCO will assure and provide notice to enrollees who are deaf or hard of hearing, blind or who have visual impairments, of their right to obtain necessary auxiliary aids and services during appointments and in scheduling appointments and follow-up treatment with participating providers

          - In the event that certain provider sites are not physically accessible to enrollees with mobility impairments, the MCO will assure that reasonable alternative site and services are available

     3. A description of how the MCO will determine the specific needs of an enrollee with or at risk of having a disability/chronic disease, in terms of specialist physician referrals, durable medical equipment (including assistive technology and adaptive equipment), medical supplies and home health services and will assure that such contractual services are provided

     4. A description of how the MCO will identify if an enrollee with a disability requires on-going mental health services and how the MCO will encourage early entry into treatment

     5. A description of how the MCO will notify enrollees with disabilities as to how to access transportation, where applicable

B4.  COMPLAINTS AND APPEALS STANDARD FOR COMPLIANCE

          The MCO will establish and maintain a procedure to protect the rights and interests of both enrollees and MCO's by receiving, processing, and resolving grievances and complaints in an expeditious manner, with the goal of ensuring resolution of complaints and access to appropriate services as rapidly as possible.

          All enrollees must be informed about the complaint process within their MCO and the procedure for filing complaints. This information will be made available through the member handbook, SDOH toll-free complaint line [1-(800) 206-8125] and the MCO's complaint process annually, as well as when the MCO denies a benefit or referral. The MCO will inform enrollees of the MCO's complaint procedure; enrollees right to contact the local district or SDOH with a complaint, and to file an appeal or request a fair hearing; the right to appoint a designee to handle a complaint or appeal; the toll free complaint line. The MCO will maintain designated staff to take and process complaints, and be responsible for assisting enrollees in complaint resolution.


                                     FHPLUS
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
     COMPLIANCE PLAN SUBMISSION

          The MCO will make all information regarding the complaint process available to and usable by people with disabilities, and will assure that people with disabilities have access to sites where enrollees typically file complaints and requests for appeals.

     SUGGESTED METHODS FOR COMPLIANCE

     1.   800 complaint phone line with TDD/TTY capability

     2. Staff trained in complaint process, and able to provide interpretive or assistive support to enrollee during the complaint process

     3. Notification materials and complaint forms in, alternative formats for enrollees with visual or hearing impairments

     4. Availability of physically accessible sites, e.g. member services department sites

     5.   Assistance for individuals with cognitive impairments

     COMPLIANCE PLAN SUBMISSION

     1. A description of how the MCO's complaint and appeal procedures shall be accessible for persons with disabilities, including:

          - procedures for complaints and appeals to be made in person at sites accessible to persons with mobility impairments

          - procedures accessible to persons with sensory or other impairments who wish to make verbal complaints, and to communicate with such persons on an ongoing basis as to the status or their complaints and rights to further appeals

          - description of methods to ensure notification material is available in alternative formats for enrollees with vision and hearing impairments

     2. A description of how the MCO monitors complaints and grievances related to people with disabilities. Also, as part of the Compliance Plan, MCO's must submit a summary report based on the MCO's most recent year's complaint data.

C.   CASE MANAGEMENT STANDARD FOR COMPLIANCE

          MCOS MUST have in place adequate case management systems to identify the service needs of all enrollees, including enrollees with chronic illness and enrollees with disabilities, and ensure that medically necessary covered benefits are delivered on a timely basis. These systems must include procedures for standing referrals, specialists as PCPs; and referrals to specialty centers for enrollees who require specialized medical care over a prolonged period of time (as determined by a treatment plan approved by the MCO in consultation with the


                                     FHPLUS
                                   APPENDIX J
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
     primary care provider, the designated specialist and the enrollee or his/her designee), out-of-plan referrals and continuation of existing treatment relationships with out-of-plan providers (during transitional period).

     SUGGESTED METHODS FOR COMPLIANCE

     1.   Procedures for requesting specialist physicians to function as PCP

     2. Procedures for requesting standing referrals to specialists and/or specialty centers, out-of-plan referrals, and continuation of existing treatment relationships

     3. Procedures to meet enrollee needs for, durable medical equipment, medical supplies, home visits as appropriate

     4. Appropriately trained MCO staff to function as case managers for special needs populations, or sub-contract arrangements for case management

     5. Procedures for informing enrollees about the availability of case management services

     COMPLIANCE PLAN SUBMISSION

     1. A description of the MCO case management program for people with disabilities, including case management functions, procedures for qualifying for and being assigned a case manager, and description of case management staff qualifications

     2. A description of the MCO's model protocol to enable participating providers, at their point of service, to identify enrollees who require a case manager

     3. A description of the MCO's protocol for assignment of specialists as PCP, and for standing referrals to specialists and specialty centers, out-of-plan referrals and continuing treatment relationships

     4. A description of the MCO's notice procedures to enrollees regarding the availability of case management services, specialists as PCPs, standing referrals to specialists and specialty centers, out-of-plan referrals and continuing treatment relationships

D.   PARTICIPATING PROVIDERS STANDARD FOR COMPLIANCE

     MCO networks will include all the provider types necessary to furnish the benefit package, to assure appropriate and timely health care to all enrollees, including those with chronic illness and/or disabilities. Physical accessibility is not limited to entry to a provider site, but-also includes access to services within the site, e.g. exam tables and medical equipment.


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

     SUGGESTED METHODS FOR COMPLIANCE

     1. Process for the MCO to evaluate provider network to ascertain the degree of provider accessibility to persons with disabilities, to identify barriers to access and required modifications to policies/procedures

     2. Model protocol to assist participating providers, at their point of service, to identify enrollees who require case manager, audio, visual, mobility aids, or other accommodations

     3. Model protocol for determining needs of enrollees with mental disabilities

     4.   Use of Wheelchair Accessibility Certification Form (see attached)

     5.   Submission of map of physically accessible sites

     6. Training for providers re compliance with Title III of ADA, e.g. site access requirements for door widths, wheelchair ramps, accessible diagnostic/treatment rooms and equipment; communication issues; attitudinal barriers related to disability; etc. [Resources and technical assistance are available through the NYS Office of Advocate for Persons with Disabilities -NUTTY (800) 522 4369; and the NYC Mayor's Office for People with Disabilities - (212) 788-2830 or TTY
          (212) 788-28381

     7. Use of ADA Checklist for Existing Facilities and NYC Addendum to OAPD ADA Accessibility Checklist as guides for evaluating existing facilities and for new construction and/or alteration.

     COMPLIANCE PLAN SUBMISSION

     1. A description of how the MCO will ensure that its participating provider network is accessible to persons with disabilities. This includes the following:

          - Policies and procedures to prevent discrimination on the basis of disability or type of illness or condition

          - Identification of participating provider sites which are accessible by people with mobility impairments, including people using mobility devices. If certain provider sites are not physically accessible to persons with disabilities, the health plan shall describe reasonable, alternative means that result in making the provider services readily accessible.

          - Identification of participating provider sites which do not have access to sign language interpreters or reasonable alternative means to communicate with enrollees who are deaf or hard of hearing; and for those sites describe reasonable alternative methods to ensure that services will be made accessible

          - Identification of participating providers which do not have adequate communication systems for enrollees who are blind or have VISION impairments (e.g. raised symbol and lettering or visual signal appliances), and for those sites describe reasonable alternative methods to ensure that services will be made accessible

     2. A description of how the MCO's specialty network is sufficient to meet the needs of enrollees with disabilities

     3. A description of methods to ensure the coordination of out-of-network providers to meet the needs of the enrollees with disabilities


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

          - This may include the implementation of a referral system to ensure that the health care needs of enrollees with disabilities are met appropriately

          - The MCO shall describe policies and procedures to allow for the continuation of existing relationships with out-of-network providers, when in the best interest of the enrollee with a disability

     4. Submission of the ADA Compliance Summary Report or health plan statement that data submitted to SDOH on the Health Provider Network
          (HPN) files is an accurate reflection of each network's physical accessibility

E.   POPULATIONS WITH SPECIAL HEALTH CARE NEEDS STANDARD FOR COMPLIANCE

          MCOS WILL have SATISFACTORY methods FOR identifying persons at risk of, or having, chronic disabilities and determining their specific needs in terms of specialist physician referrals, durable medical equipment, medical supplies, home health services, etc. MCO's will have satisfactory systems for coordinating service delivery and, if necessary, procedures to allow continuation of existing relationships with out-of-network provider for course of treatment.

     SUGGESTED METHODS FOR COMPLIANCE

     1. Procedures for requesting standing referrals to specialists and/or specialty centers, specialist physicians to function as PCP, out-of-plan referrals, and continuation of existing relationships with out-of-network providers for course of treatment

     2. Linkages with behavioral health agencies, disability and advocacy organizations, etc.

     3. Adequate network of providers and sub-specialists (including pediatric providers and sub-specialists) and contractual relationships with tertiary institutions

     4. Procedures for assuring that these populations receive appropriate diagnostic work-ups on a timely basis

     5. Procedures for assuring that these populations receive appropriate access to durable medical equipment on a timely basis

     6. Procedures for assuring that these populations receive appropriate allied health professionals (Physical, Occupational and Speech Therapists, Audiologists) on a timely basis

     7. State designation as a Well Qualified Plan to serve the OMRDD population and look-alikes

     COMPLIANCE PLAN SUBMISSION

     1. A description of arrangements to ensure access to specialty care providers and centers in and out of New York State, standing referrals, specialist physicians


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001
                    to function as PCP, out-of-plan referrals, and continuation of existing relationships (out-of-plan) for diagnosis and treatment of rare disorders

               2. A description of appropriate service delivery for children with disabilities. This may include a description of methods for interacting with school districts, child protective service agencies, early intervention officials, behavioral health, and disability and advocacy organizations.

               3. A description of the sub-specialist network, including contractual relationships with tertiary institutions to meet the health care needs of people with disabilities

ADDITIONAL ADA RESPONSIBILITIES FOR PUBLIC ACCOMMODATIONS

     Please note that Title III of the ADA applies to all non-governmental providers of health care. Title III of the Americans with Disabilities Act prohibits discrimination on the basis of disability in the full and equal enjoyment of goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation. A public accommodation is a private entity that owns, leases or leases to, or operates a place of public accommodation. Places of public accommodation identified by the ADA include, but are not limited to, stores (including pharmacies) offices (including doctors' offices), hospitals, health care providers, and social service centers.

     New and altered areas and facilities must be as accessible as possible. Barriers must be removed from existing facilities when it is readily achievable, defined by the ADA as easily accomplishable without much difficulty or expense. Factors to be considered when determining if barrier removal is readily achievable include the cost of the action, the financial resources of the site involved, and, if applicable, the overall financial resources of any parent corporation or entity. If barrier removal is not readily achievable, the ADA requires alternate methods of making goods and services available. New facilities must be accessible unless structurally impracticable.

     Title III also requires places of public accommodation to provide any auxiliary aids and services that are needed to ensure equal access to the services it offers, unless a fundamental alteration in the nature of services or an undue burden would result. Auxiliary aids include but are not limited to qualified sign interpreters, assistive listening systems, readers, large print materials, etc. Undue burden is, defined as "significant difficulty or expense". The factors to be considered in determining "undue burden" include, but are not limited to, the nature and cost of the action required and the overall financial resources of the provider. "Undue burden" is a higher standard than "readily achievable" in that it requires a greater level of effort on the part of the public accommodation.

     Please note also that the ADA is not the only law applicable for people with disabilities in some cases, State or local laws require more than the ADA. For example, New York City's Human Rights Law, which also prohibits discrimination against people with disabilities, includes people whose impairments are not as "substantial" as the narrower ADA and uses the higher "undue burden" ("reasonable") standard where the ADA requires only that which is "readily achievable". New York City's Building Code


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001
does not permit access waivers for newly constructed facilities and requires incorporation of access features as existing facilities are renovated. Finally, the State Hospital code sets a higher standard than the ADA for provision of communication (such as sign language interpreters) for services provided at most hospitals, even on an outpatient basis.


                                     FHPLUS
                                   APPENDIX J
                                 OCTOBER 1, 2001

                                   APPENDIX K

                       NEW YORK STATE DEPARTMENT OF HEALTH

                               FAMILY HEALTH PLUS

                             PREPAID BENEFIT PACKAGE

                 DEFINITIONS OF COVERED AND NON-COVERED SERVICES


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

COVERED SERVICES

     The categories of services in the FHPlus Benefit Package, when listed as covered services, shall be provided by the Contractor to Enrollees when medically necessary under the terms of this Agreement. The definitions of covered services are in summary form; the full description and scope of each of the FHPlus covered services are set forth in the applicable MMIS provider manual.

     All care provided by the Contractor, pursuant to this Agreement must be provided, arranged, or authorized by the Contractor or its Participating Providers with the exception of emergency services and emergency transportation, including air ambulance.

INPATIENT HOSPITAL SERVICES

     Inpatient hospital services, shall include, except as otherwise specified, medically necessary care, treatment, maintenance and nursing services, on an inpatient hospital basis, up to 365 days per year (366 in leap years). MCOs will, not be responsible for hospital stays that commence prior to the effective enrollment date, but will be responsible for stays that commence prior to the effective disenrollment date. Among other services, inpatient hospital services encompass a full range of medically necessary diagnostic and therapeutic care including medical, surgical, nursing, radiological, and rehabilitative services. Services are provided under the direction of a physician, nurse practitioner, or dentist, and include inpatient detoxification services provided in Article 28 hospitals for all enrollees. Inpatient dental services are also covered (see dental definition).

INPATIENT STAY PENDING ALTERNATE LEVEL OF MEDICAL CARE

          Continued care in a hospital pending placement in an alternate lower medical level of care, consistent with the provisions of 18 NYCRR 505.20 and 10 NYCRR, Part 85.

PROFESSIONAL AMBULATORY SERVICES

          Outpatient hospital services are provided through ambulatory care facilities including hospital outpatient departments (OPDs), diagnostic and treatment centers (D&Ts or free-standing clinics), and emergency rooms. These facilities may provide those medically necessary medical, surgical, and rehabilitative services and items authorized by their operating certificates. Outpatient services (clinic) also include preventive, primary medical, specialty, mental health, alcohol, Child/Teen Health Plan (C/THP) services, ambulatory dental surgery, and family planning services provided by ambulatory care facilities.


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

          Hospital OPDs and D&T centers may perform ordered ambulatory services. The purpose of ordered ambulatory services is to make available to the Participating Provider those services needed to complement the provision of ambulatory care in his/her office Examples are diagnostic testing and radiology.

PREVENTIVE HEALTH SERVICES

          Preventive care means care and services to avert disease/illness and/or its consequences. There are three levels of preventive care:

          -    Primary, such as immunizations, aimed at preventing disease;

          - Secondary, such as disease screening programs aimed at early detection of disease; and,

          - Tertiary, such as physical therapy, aimed at restoring function after the disease has occurred. Commonly, the term "preventive care" is used to designate prevention and early detection programs rather than restorative programs.

          MCOs must offer the following preventive services essential for promoting wellness and preventing illness:

          -    General health education classes.

          -    Pneumonia and influenza immunizations for at risk populations.

          - Smoking cessation classes, with targeted outreach for young adults and pregnant women.

          -    Childbirth education classes.

          - Parenting classes covering topics such as bathing, feeding, injury prevention, sleeping, illness prevention, steps to follow in an emergency, growth and development, discipline, signs of illness, etc.

          - Nutrition counseling, with targeted outreach for diabetics and pregnant women.

          -    Extended care coordination, as needed, for pregnant women.

          -    HIV testing and counseling.


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

LABORATORY SERVICES

          Laboratory services include medically necessary tests and procedures ordered by a qualified medical professional and listed in the Medicaid fee schedule for laboratory services.

          All laboratory testing sites providing services must have a permit issued by the New York State Department of Health and a Clinical Laboratory Improvement Act (CLIA) certificate of waiver, a Physician-Performed Microscopy Procedures (PPMP) certificate, or a certificate of registration along with a CLIA identification number. Those laboratories with certificates of waiver or a PPMP certificate may perform only those specific tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform the full range of laboratory tests for which they have been certified. Physicians providing laboratory testing may perform only those specific limited laboratory procedures identified in the Physician's MMIS Provider MANUAL,

RADIOLOGY SERVICES

          Radiology services include medically necessary services provided by qualified practitioners in the provision of diagnostic radiology, diagnostic ultrasound, nuclear medicine, radiation oncology, and magnetic resonance imaging
(MRI). These services may only be performed upon the order of a qualified practitioner.

EARLY PERIODIC SCREENING DIAGNOSIS AND TREATMENT (EPSDT) SERVICES THROUGH THE CHILD TEEN HEALTH PROGRAM (= HP) AND ADOLESCENT PREVENTIVE SERVICES

          Child/Teen Health Program (C/THP) is a package of early and periodic screening, including inter-periodic screens and diagnostic and treatment services that New York State offers all Medicaid eligible children under 21 years of age. Care and services shall be provided in accordance with the periodicity schedule and guidelines developed by the New York State Department of Health. The care includes necessary health care, diagnostic services, treatment and other measures (described in Section 1905(a) of the Social Security Act) to correct or ameliorate defects, and physical and mental illnesses and conditions discovered by the screening services (regardless of whether the service is otherwise included in the New York State Medicaid Plan). The package of services includes administrative services designed to assist families in obtaining services, including outreach, education, appointment scheduling, administrative case management and transportation assistance.


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

HOME HEALTH SERVICES

          FHPlus will cover up to 40 home health care visits per year in lieu of a skilled nursing facility stay or hospitalization. Home health care services are provided to enrollees in their homes by a home health agency certified under
Article 36 of the New York State Public Health Law as a Certified Home Health Agency (CHHA). Home health services mean the following services when prescribed by a provider and provided to an enrollee in his or her home:

          - Nursing services provided on a part-time or intermittent basis by a CHHA or, if there is no CHHA that serves the county, by a registered professional nurse or a licensed practical nurse acting under the direction of the enrollee's PCP;

          - Physical therapy, occupational therapy, or speech pathology and audiology services; and

          - Home health services provided by a person who meets the training requirements of SDOH, is assigned by a registered professional nurse to provide home health aid services in accordance with the enrollee's plan of care, and is supervised by a registered professional nurse from a CHHA, or if the plan has no, CHHA available, a registered nurse, or therapist.

          Personal care tasks performed by a home health aide incidental to a CHHA visit, and pursuant to an established care plan, are covered.

          Services include care rendered directly to the individual and instructions to his/her family or caretaker in the procedures necessary for the patient's treatment or maintenance.

          The plan must provide up to two post-partum home visits for high-risk mothers, as well as to women with less than a forty-eight (48) hour hospital stay after a vaginal delivery, or less than a ninety-six (96) hour stay after a cesarean delivery. Visits must be made by a qualified health professional (minimum qualifications being an RN with maternal/child health background), and the first visit must occur within forty-eight (48) hours of discharge.

EMERGENCY ROOM SERVICES

          Emergency services include health care procedures, treatments, or services, including psychiatric stabilization and medical detoxification from drugs or alcohol that are provided for an Emergency Medical Condition. A medical assessment (triage) is covered for non-emergent conditions.

          Emergency room services are covered for emergency conditions, medical or behavioral, the onset of which is sudden, manifesting itself by symptoms of sufficient severity, including severe pain, that a prudent layperson, possessing


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001
average knowledge of medicine and health, could reasonably expect the absence of medical attention to result in:

          - Placing the health of the person afflicted with such condition in serious jeopardy, or in the case of a behavioral condition placing the health of such person or others in serious jeopardy;

          -    Serious impairment of such person's bodily functions;

          -    Serious dysfunction of any bodily organ or part of such person;
               or

          -    Serious disfigurement of such PERSON.

VISION CARE

          Emergency, preventive and routine eye care is covered. Eye care includes the services of optometrists and ophthalmic dispensers, and includes eyeglasses, medically necessary contact lenses and polycarbonate lenses, artificial eyes (stock or custom-made), low vision aids and low vision services. Eyecare coverage includes the replacement of lost or destroyed eyeglasses. The replacement of the complete pair of eyeglasses should duplicate the original prescription and frames. Coverage also includes the repair or replacement of parts in situations where the damage is the result of causes other than defective workmanship. Replacement parts should duplicate the original-prescription and frames. Repairs to and replacements of frames and/or lenses must be rendered as needed.

          MCOs that allow upgrades of eyeglass frames or additional features cannot apply the eyeglass benefit towards the cost and bill the difference to the enrollee. However, if the MCO does not include upgraded eyeglasses or additional features, such as scratch coating, progressive lenses, or photo-gray lenses, the enrollee may choose to purchase the upgraded frame or feature by paying the entire cost as a private customer.

          Examinations for diagnosis and treatment for visual defects and/or eye disease are covered only as necessary and as required by the individual's particular condition. Examinations that include refraction may be limited to every two years unless otherwise justified as medically necessary.

          Eyeglasses do not require changing more frequently than every two years unless medically indicated, such as a change in correction greater than Y2 diopter, or unless the glasses are lost, damaged, or destroyed.

          An ophthalmic dispenser fills the prescription of an optometrist or ophthalmologist and supplies eyeglasses or other vision aids upon the order of a qualified practitioner;


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

     Enrollees may self-refer to any participating provider of vision services (optometrist or ophthalmologist) for refractive vision services.

DURABLE MEDICAL EQUIPMENT

     Durable medical equipment (DME) are devices and equipment ordered for the treatment of a medical condition which can withstand repeated use for a protracted period of time; are primarily and customarily used for medical purposes; are generally not useful in the absence of-illness or injury; and are usually not fitted or designed for a particular person's use unless customized or custom-made. DME is covered when medically necessary as ordered by an MCO's participating provider and procured from a participating provider. Coverage includes equipment servicing, but excludes disposable medical supplies.

AUDIOLOGY, HEARING AID SERVICES AND PRODUCTS

     Hearing aid services and products are provided in compliance with Article 37-A of the General Business Law when medically necessary to alleviate disability caused by the loss or impairment of hearing. Hearing aid services include: selecting, fitting and dispensing of hearing aids, hearing aid checks following dispensing of hearing aids, conformity evaluation, and hearing aid repairs.

     Audiology services include audiometric examinations and testing, hearing aid evaluations and hearing aid prescriptions or recommendations, as medically indicated.

     Hearing aid products include hearing aids, earmolds, special fittings, and replacement parts. (batteries are covered as part of the prescription benefit)

FAMILY PLANNING AND REPRODUCTIVE HEALTH SERVICES

[ ] COVERED   [ ] NOT COVERED

     Family planning and reproductive health services means the offering, arranging and furnishing of those health services which enable individuals who may be sexually active to prevent or reduce the incidence of unwanted pregnancy. These include diagnosis and all medically necessary treatment, sterilization, screening and treatment for sexually transmissible diseases, and screening for disease and pregnancy.

     Also included are HIV counseling and testing when provided as part of a family planning visit Additionally; reproductive health care includes coverage of


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001
all medically necessary abortions. Elective induced abortions must be covered for New York City residents. Fertility services are not covered.

     MCOs that do not include family planning services in the capitation are still required to provide the following services:

     - Screening, related diagnosis, ambulatory treatment, and referral to participating providers as needed for dysmenorrhea, cervical cancer, or other pelvic abnormality/pathology.

     - Screening, related diagnosis, and referral to participating providers for anemia, cervical cancer, glycosuria, proteinuria, hypertension, breast disease, or pregnancy.

     (See Appendix C, New York State Department of Health FHPlus Guidelines for the Provision of Family Planning and Reproductive Health Services).

EMERGENCY TRANSPORTATION

     Emergency transportation can only be provided by an ambulance service, including air ambulance service. Emergency ambulance transportation means the provision of ambulance transportation for the purpose of obtaining hospital-services for an enrollee who suffers from severe, life-threatening or potentially disabling conditions which require the provision of emergency medical services while the Enrollee is being transported.

     Emergency medical services means the provision of initial urgent medical care including, but not limited to, the treatment of trauma, burns, and respiratory, circulatory and obstetrical emergencies.

     Emergency ambulance transportation is transportation to a hospital emergency room generated by a "Dial 911" emergency system call or some other request for an immediate response to a medical emergency. Because of the urgency of the transportation request, insurance coverage or other billing provisions are not addressed until after the trip is completed. Emergency transportation via 911 or any other emergency call system is a covered benefit and the Contractor is responsible for payment. The Contractor shall reimburse for all emergency ambulance services without regard to final diagnosis or prudent lay person standard.

DENTAL

[ ] COVERED   [ ] NOT COVERED


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

     MCOs opting to include dental services in their benefit package will cover medically necessary preventive, prophylactic and other routine dental care, services and supplies and dental prosthetics required to alleviate a serious health condition, including one which affects employability.

     Routine dental care, procedures which help prevent oral disease from occurring, and emergency treatment required to alleviate pain and suffering caused by dental disease or trauma are covered consistent with the policies outlined in the MMIS Provider Manual for Dental Services, and include, but are not limited to:

     -    Prophylaxis every six (6) months

     - Topical fluoride applications at 6 month intervals where the local water supply is not fluoridated and documented as medically necessary for adults Examinations, visits and consultations every six months

     -    Full mouth/ panoramic x-rays every three (3) years if necessary

     -    Bitewing x-rays at six-twelve (6-12) month intervals

     -    Other x-rays as required

     - Simple extractions and other routine dental surgery, including pre-and postoperative care and in-office conscious sedation

     - Amalgam or composite restorations and stainless steel or porcelain fused to metal crowns

     - Endodontic procedures for treatment of diseased pulp chamber and pulp canals, where hospitalization is not required

     - Complete or partial dentures including (six) 6 months of follow-up care

     -    Insertion of identification slips, repairs, relines and rebases

     -    Treatment of cleft palate

     - Fixed, bridges are not covered unless required due to the presence of a neurologic or physiologic condition that would preclude the placement of a removable prosthesis.

     -    Cosmetic dentistry, implants and orthodontia are not covered.

     All MCOs must cover ambulatory or inpatient, surgical services (subject to prior authorization by the plan). This coverage excludes the professional services of the dentist if dental services are not covered by the MCO's benefit package

PROSTHETICS

     Prosthetics are those appliances or devices ordered for an enrollee by a participating provider which replace or perform the function of any missing part of the body. Prosthetics are covered when medically necessary as ordered by the


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

MCO's participating provider. Artificial eyes are covered as part of the eye care benefit.

ORTHOTICS

     Orthotics are those appliances or devices, ordered for an enrollee by a qualified practitioner which are used for the purpose of supporting a weak or deformed body part or to restrict or eliminate motion in a diseased or injured part of the body. Covered when medically necessary as ordered by the MCO's participating provider.

MENTAL HEALTH/ALCOHOL AND SUBSTANCE ABUSE SERVICES (OUTPATIENT)

     FHPlus will cover up to a total of 60 visits per year for mental health and for the diagnosis and treatment of alcoholism and substance abuse, when medically necessary.

     Outpatient alcoholism/substance abuse services involve a planned combination of multiple non residential services provided to persons suffering from alcohol abuse or alcoholism or substance abuse or to their significant others under the supervision of a physician. Services include but are not limited to assessment; individual, group, or family counseling; education; treatment planning; preventive counseling; discharge planning; and services to significant others. Services may be provided in facilities licensed by the Office of Alcoholism and Substance Abuse or by licensed individual practitioners. Enrollees must be allowed to self refer for one alcohol/substance abuse assessment from a plan's participating provider in a calendar year.

     Outpatient mental health services include but are not limited to assessment, stabilization, treatment planning, discharge planning, verbal therapies, education, symptom management, case management services, crisis intervention and outreach services, chlozapine monitoring and collateral services as certified by the Office of Mental Health. Services may be provided in-home, in a provider's office or in the community. Services may be provided by licensed OMH providers or by other providers of mental health services including clinical psychologists, and physicians.

     Enrollees must be allowed to self refer for one mental health assessment from a plan's participating provider in a calendar year.

MENTAL HEALTH/ALCOHOL AND SUBSTANCE ABUSE SERVICES (INPATIENT)

     FHPlus will cover up to a combined total of thirty (30) days per year of medically necessary inpatient mental health and alcoholism and substance abuse services.


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

     Inpatient mental health services include voluntary or involuntary admissions for mental health services.

     Inpatient alcoholism and substance abuse treatment and rehabilitation services involve a program of continuous twenty-four (24) hour care and services under medical direction for the treatment of alcoholism or substance abuse dependency or withdrawal. Services include, but are not limited to assessment; management of detoxification and withdrawal conditions; group, individual or family counseling; alcohol and substance abuse education; rehabilitation; and discharge planning.

     Inpatient detoxification in a hospital setting is considered an inpatient hospital benefit covered up to 365 medically necessary days per year (366 days for leap years).

EXPERIMENTAL AND/OR INVESTIGATIONAL TREATMENT

     Services and treatment that may be deemed experimental and/or investigational treatment may be covered on a case-by-case basis. If a FHPlus MCO denies coverage on the basis that the service or treatment is experimental and/or investigational, the Enrollee may appeal that determination in accordance with Article 49 of the Public Health Law (Utilization Review and External Appeal).

RENAL-DIALYSIS

     Renal dialysis is covered when medically necessary as ordered by a qualified medical professional. Renal dialysis may be provided in an inpatient hospital setting, in an ambulatory care facility, or in the home on recommendation from a renal dialysis center.

PHYSICIAN SERVICES

     Physician services, whether furnished in the office, the Enrollee's home, a hospital, or elsewhere, means services furnished by a physician:

          Within the scope of practice of medicine or osteopathy as defined in law by the New York State Education Department; and

          By or under the personal supervision of an individual licensed and currently registered by the New York State Education Department to practice medicine or osteopathy.

     Physician services include the full range of preventive care services, primary care medical services, and physician specialty services that fall within a physician's scope of practice under New York State law.


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

     The following are included without limitations:

     - Pharmaceuticals and medical supplies routinely furnished or, administered as part of a clinic or office visit.

     - Physical examinations, including those which are necessary for employment and school.

     - Health and mental health assessments for the purpose of making recommendations regarding an enrollee's disability status for Federal SSI applications.

     -    Annual preventive health visits for adolescents.

     - Health screening, assessment and treatment of refugees, including the completion of SDOH/ILDSS required forms.

     - Child/Teen Health Program or EPSDT services which are comprehensive. primary health care services provided to children under twenty-one
          (21) years of age.

NURSE PRACTITIONER SERVICES

     Nurse practitioner services include preventive services, the diagnosis of illness and physical conditions, and the performance of therapeutic and corrective measures, within the scope of the nurse practitioner's licensure and collaborative practice agreement with a licensed physician in accordance with the requirements of the Department of Education.

     The following services are also included in the nurse practitioner's scope of services, without limitation:

     - C/THP or EPSDT services which are comprehensive primary health care services provided to children under 21.

     - Physical examinations including those that are necessary for employment and school.

REHABILITATION SERVICES

     Short-term rehabilitation services are covered for the maximum reduction of physical or mental disability and restoration to the individual's best functional level. Rehabilitation services include care and services rendered by physical therapists and occupational therapists, up to twenty (20) visits per year. Covered speech therapy services are those required for a condition amenable to significant clinical improvement within a two-month period. Rehabilitation services may be provided in an Article 28 inpatient or outpatient facility, an enrollee's home, by an approved home health agency, in the office of a private practicing therapist or speech pathologist, or in a Residential Health Care Facility (RHCF), as long as the Enrollee's stay is classified as a rehabilitative stay.


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

Rehabilitation services are covered as medically necessary when ordered by the MCO's participating provider, and if applicable, with prior approval by the MCO.

Midwifery

     Midwifery services include the management of a normal pregnancy, childbirth and postpartum care as well as primary preventive reproductive health care to essentially healthy women as specified in a written practice agreement, and shall include newborn evaluation, resuscitation, and referral for infants. The care may be provided on an inpatient or outpatient basis including in a birthing center or in the enrollee's home as appropriate. The midwife must be licensed by the State Education Department.

CLINICAL PSYCHOLOGICAL SERVICES

     Clinical psychological services include psychological evaluation and testing and therapeutic treatment for personality or behavior disorders. Clinical psychology visits are subject to the applicable mental health benefit limits

PRESCRIPTION DRUGS

     Medically necessary prescription drugs are covered under FHPlus, but may be limited to generic medications where medically acceptable. All medications used for preventive and therapeutic purposes are covered, as well as family planning or contraceptive medications or devices. Coverage includes enteral formulas for home use for which a physician or other provider authorized to prescribe has issued a written order. Enteral formulas for the treatment of specific diseases shall be distinguished from nutritional supplements taken electively. Coverage for certain inherited diseases of amino acid and organic acid metabolism shall include modified solid food products that are low-protein or which contain modified protein. Vitamins are not covered except when necessary to treat a diagnosed illness or condition.

     Experimental investigational drugs are generally excluded, except where approved in the course of experimental/investigational treatment. Drugs prescribed for cosmetic purposes are excluded. Over-the-counter items are excluded with the exception of diabetic supplies, including insulin and smoking cessation agents.

SECOND MEDICAL/SURGICAL OPINIONS

     MCOS will allow enrollees to obtain second opinions for diagnosis of a condition, treatment or surgical procedure by a qualified physician or appropriate specialist, including one affiliated with a specialty care center. A second opinion in the event of a positive or negative diagnosis of cancer, a recurrence of cancer, or a recommendation of a course of treatment of cancer is covered also. In the


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001
event that the Contractor determines that it does not have a Participating Provider in its network with appropriate training and experience rendering the Participating Provider capable of providing a second opinion, the Contractor shall make a referral to an appropriate Non-Participating Provider. The Contractor shall pay for the cost of the services provided by the Non-Participating Provider.

SMOKING CESSATION PRODUCTS

     MCOs must cover at least two courses of smoking cessation therapy per person per year, as medically necessary. A course of treatment is defined as no more than a 90-day supply, (an original prescription and two (2) refills, even if less than a 30-day supply is dispensed in any fill). Duplicative use of one agent is not allowed (i.e. same drug/same dosage form/same strength). Both prescription and over-the-counter treatments/agents are covered; this includes nicotine patches, inhalers, nasal sprays, gum, and Zyban (bupropion).

COURT ORDERED SERVICES

     Court ordered services are those services ordered by a court of competent jurisdiction which are performed by or under the supervision of a physician, dentist, or other provider qualified under State Law to furnish medical, dental, behavioral health (including treatment for mental health and/or alcohol and/or substance abuse or dependence), or other FHPlus covered services. The MC responsible for payment of those services as covered by the benefit package.

NON-COVERED SERVICES

FHPlus MCOs are not required to provide the following services.

NON-EMERGENT TRANSPORTATION SERVICES

Since enrollees qualify for FHPlus by virtue of meeting higher income guidelines, it has been assumed that Enrollees will be able to meet the occasional transportation expenses associated with accessing medical care and services (the exception being transportation assistance for 19 and 20 year olds receiving EPSDT services). Local districts will not be administering a transportation program for FHPlus enrollees.

(Only emergency transportation by ambulance and air ambulance is covered under FHPlus.)


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

PERSONAL CARE AGENCY SERVICES

Personal care services are the provision of some or total assistance with personal hygiene, dressing and feeding; and nutritional and environmental support (meal preparation and housekeeping). Individuals eligible to receive such services are generally expected to be in receipt of such services for an extended period of time (years). They would generally be expected to qualify for Medicaid, which administers this program through the LDSS. Local districts will not be administering a personal care program for FHPlus enrollees.

FHPlus does cover short-term home health care, which may include some personal care tasks provided by home health aides incidental to a certified home health agency visit; these services are covered in lieu of hospitalization or as part of a post-partum home visit only.

PRIVATE DUTY NURSING SERVICES

FHPlus does not cover private duty nursing services provided by a private practitioner.

(FHPlus only covers up, to 40 certified home health agency visits per year in lieu of hospitalization or as part of a post-partum home visit only.)

LONG TERM CARE SKILLED NURSING FACILITIES

FHPlus does not cover skilled nursing services in a RHCF (see 18 NYCRR Section 360-1.4 (k)).

(Short-term (i.e., less than 30 days) rehabilitation in such a setting, is a covered benefit.)

NON-PRESCRIPTION (OTC) DRUGS AND MEDICAL SUPPLIES

Over-the-counter drugs and medical/surgical supplies are not included in the benefit package. These items are: consumable, non-reusable, disposable, or serve a specific rather than incidental purpose, and generally have no salvageable value (e.g. gauze pads, bandages and diapers).

(Medical supplies routinely furnished or administered as part of a clinic or office visit are covered. Smoking cessation products, hearing aids and supplies including batteries, and diabetic supplies and equipment are covered under FHPlus.)


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

ALCOHOL AND SUBSTANCE ABUSE (ASA) SERVICES ORDERED BY THE LDSS

FHPlus enrollees will not be assessed by the LDSS for employability, and will not be mandated to receive such alcohol, and substance abuse services as a condition of eligibility for FHPlus.

OFFICE OF MENTAL HEALTH/OFFICE OF MENTAL RETARDATION AND DEVELOPMENTAL DISABILITIES SERVICES

FHPlus does not cover residential services (intermediate care facilities or community residences) or care.

HOSPICE PROGRAM

Hospice is a coordinated program of home and inpatient care that provides non-curative medical and support services for persons certified by a physician to be terminally ill with a life expectancy of six months or less. Hospice is not a covered service under FHPlus.

SCHOOL SUPPORTIVE HEALTH SERVICES

The School Supportive Health Services Program (SSHSP) enables school districts to obtain Medicaid reimbursement for certain educationally related medical services provided by approved special education programs for children with disabilities through the age of 21. These services are not covered under FHPlus.

COMPREHENSIVE MEDICAID CASE MANAGEMENT (CMCM)

A program which provides "social work" case management referral services to a targeted population (e.g. pregnant teens, mentally ill). FHPlus does not cover, Comprehensive Medicaid Case Management.

DIRECTLY OBSERVED THERAPY FOR TUBERCULOSIS DISEASE

Tuberculosis directly observed therapy (TB/DOT) is the direct observation of oral ingestion of TB medications to assure patient compliance with the physician's prescribed medication regimen.

(Clinical management of tuberculosis is covered in the FHPlus benefit package. The plan's responsibility is limited to communicating, cooperating and coordinating clinical management of TB with the TB/DOT provider, if applicable.)


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

AIDS ADULT -DAY HEALTH CARE

Adult Day Health Care Programs (ADHCP) are programs designed to assist individuals with HIV disease to live more independently in the community or eliminate the need for residential health care services. Registrants in ADHCP require a greater range of comprehensive health care services than can be provided in any single setting, but do not require the level of services provided in a residential health care setting. This is not a covered service under FHPlus, however plans should coordinate and refer to these services.

HIV COBRA CASE MANAGEMENT

The HIV COBRA (Community Follow-up Program) Case Management Program is a program that provides intensive, family-centered case management and community follow-up activities by case managers, case management technicians, and community follow-up workers. This is not a covered service under FHPlus, however plans should coordinate and refer to these services.

HOME AND COMMUNITY BASED SERVICES WAIVER

Home and Community Based Services Waivers are programs designed as alternatives to institutionalization or residential placement for special populations under the Medicaid program. They are not covered under FHPlus.


                                     FHPLUS
                                   APPENDIX K
                                 OCTOBER 1, 2001

                                   APPENDIX L

                               FAMILY HEALTH PLUS

                        APPROVED CAPITATION PAYMENT RATES

                             FOR THE FHPLUS PROGRAM


                                     FHPLUS
                                   APPENDIX L
                                 OCTOBER 1, 2001

                                  CAREPLUS, LLC

                       FAMILY HEALTH PLUS RATES EFFECTIVE
                                 OCTOBER 1, 2001

                  ADULTS WITH    ADULTS WITHOUT   ADULTS WITHOUT   MATERNITY
COUNTY          CHILDREN 19-64   CHILDREN 19-29   CHILDREN 30-64      KICK
------          --------------   --------------   --------------   ---------
New York City       $232.41          $248.65          $326.83      $4,456.45
Orange              $250.66          $334.67          $411.95      $3,048.48
Putnam              $267.72          $392.80          $439.67      $3,280.35

                                   Appendix M

                 Service Area for the Family Health Plus Program


                                     FHPLUS
                                   APPENDIX M
                                 OCTOBER 1, 2001

                                   Appendix M

CarePlus, LLC's Family Health Plus Service Area includes the following counties in their entirety:

          Kings Queens
          Richmond


                                     FHPLUS
                                   APPENDIX M
                                 OCTOBER 1, 2001

                                   Appendix N

                               Family Health Plus

                     Proof of Worker's Compensation Coverage


                                     FHPLUS
                                   APPENDIX N
                                 OCTOBER 1, 2001

                                   Appendix O

                               Family Health Plus

                     Proof of Disability Insurance Coverage


                       FHPlus Appendix O October 1, 2001

                                   APPENDIX P

          PLAN NAME:_____________________________________________

1.   EFFECTIVE DATE OF AGREEMENT/SERVICE AREA

     This Appendix shall become effective on the date specified in the written notice from SDOH to the Contractor to initiate Facilitated Enrollment services. The Contractor will perform FHPlus/MA Facilitated Enrollment in the counties/boroughs identified by the Department by written notice.

2.   FACILITATED ENROLLMENT STANDARDS

     The Contractor agrees to perform FHPlus/MA Facilitated Enrollment in accordance with the following standards:

(A) To provide an efficient and cost effective Facilitated Enrollment process approved by SDOH, including use of the "train-the-trainer" approach.

(B) To assure that all facilitators participate in the SDOH-sponsored FHPlus/MA training program to be conducted by a private contractor to be selected by SDOH or other training approved by SDOH.

(C) To provide a sufficient number of facilitators at sites accessible and convenient to the population being served to assure applicants have timely access to facilitated enrollment. The Contractor will provide SDOH and local districts with a list of the fixed enrollment facilitation sites (including any new sites established to attract the new adult population) and must update the list on a monthly basis. Subject to SDOH and local district approval, the Contractor may offer Facilitated Enrollment at additional sites not on the list that has already been submitted to SDOH and LDSS.

(D) To offer Facilitated Enrollment during hours that accommodate the patterns of the community being served, which must include early morning, evening, and/or weekend hours.

(E) To hire staff or designate existing staff who are culturally and linguistically reflective of the community the Contractor serves, including facilitators who are able to communicate to vulnerable and hard to reach populations (e.g., non-English speaking).

(F) To have mechanisms in place to communicate effectively with applicants who, are vision or hearing impaired, e.g., the services of an interpreter, including sign language assistance for applicants who require such assistance, telecommunication devices for the deaf (TTY), etc.

(G) To conduct the face-to-face interview in accordance with Medicaid requirements, policies and procedures. In any LDSS in which the personal interview is not delegated to the facilitator, one of the Contractor's facilitators shall act as the enrollee's authorized representative at the personal interview, which will be conducted by an LDSS representative with the facilitator.

(H) To comply with procedures and protocols that have been established by the LDSS and approved by SDOH and LDSS pursuant to Medicaid Administrative Directive 00 OMM/ADM-2 ("Facilitated Enrollment of Children into Medicaid, Child Health Plus and WIC") and any other directives issued by SDOH to assure that facilitators are authorized to perform the Medicaid face-to-face interview. To assist applicants to complete the FHPlus/MA/CHPlus joint application, and screen adults and family applicants to assess their potential eligibility for various programs using a documentation checklist and screening tool.

(I) To explain the application and documentation required and to help applicants obtain required documentation. The Contractor will also follow-up with applicants to ensure application/enrollment and documentation completion.

(K) To educate all eligible applicants, including adults and families, about managed care and how to access benefits in a managed care environment. This will include the distribution of SDOH approved material in English and other languages reflective of the community regarding all of New York State's health insurance coverage. This includes brochures and information developed by SDOH to explain healthinsurance coverage options available through FHPlus, CHPlus, and Medicaid Programs and various other public programs designed to support self sufficiency.

(L) To counsel all eligible applicants, including adult individuals and families regarding selection of a participating FHPlus/CHPlus/Medicaid Managed Care ("MMC") healthcare plan, and describe the important role of a primary care provider ("PCP") and the benefits of preventive health care. Facilitators must help applicants to determine the appropriate plan to select based on their current health care needs and PCP availability. The Contractor will ensure that facilitators have information available about the providers who participate in each plan and have established procedures for inquiring into existing relationships with health care providers in order that the facilitators are able to provide assistance with PCP selection and enable applicants to maintain existing relationships with providers to the fullest extent possible:

(M) To ensure that facilitators perform Facilitated Enrollment counseling in a neutral manner so that every applicant is able to make an informed decision in selecting the appropriate health care plan for the applicant's needs.

(N) To comply with LDSS procedures for transmitting the FHPlus or MA applicant's managed care plan choice directly to the appropriate LDSS or enrollment broker, when applicable.

(0) To follow-up on each application after a prescribed period of time with the appropriate LDSS to ensure that applications are being processed and that applicants are able to enroll and receive services in a timely manner.

(P) To monitor the progress of each Facilitated Enrollment application on which the Contractor's facilitators have provided assistance, using the Internet-based system developed by SDOH for that purpose, and to report the following information:

     (i)  time from initial encounter to completed application;
     (ii) date and disposition of each application;
     (iii) number of applications completed;
     (iv) number of applicants; and
     (v) any other data SDOH determines is necessary to monitor contract performance.

The required information must be continually updated by the Contractor on the Internet-based system no later than the tenth day following the end of each month to ensure timely and accurate tracking of the applications.

(Q) To provide all applicants with information about their rights regarding making a complaint to the LDSS about an eligibility determination and making a complaint to the managed care plan, LDSS or SDOH about a service decision.

(R) To submit the completed application and required documentation directly to the appropriate LDSS responsible for processing the application and making the eligibility determination.

(S) To assist individuals and families enrolled in FHPlus with renewing their coverage prior to the expiration of their 12-month enrollment period, including assisting in the completion of the renewal form and collection of the required documentation on a timely basis, when an enrollee seeks a facilitator's assistance with renewal.

(T) To cooperate with SDOH and LDSS monitoring efforts, including unannounced site visits.

(U) To comply with all applicable Federal or State law, regulation, and/or administrative guidance, including any authority which supplements or supersedes the provisions set forth in Attachment B2 of the Recruitment Notice, which is incorporated by reference as if fully set forth herein.

3.   SDOH RESPONSIBILITIES

     SDOH will be responsible for ensuring that the facilitator's policies and procedures related to enrollment and marketing are appropriate to meet the needs of applicants and comply with State and Federal laws, regulations, and administrative guidance as outlined in Attachment B2 to the Recruitment Notice.

     Prior to commencement and/or expansion of the Contractor's facilitated enrollment to FHPlus/MA applicants, SDOH will:

     (A) Conduct a review to assure that the Contractor has established policies and procedures satisfactory to SDOH regarding the processing of applications, communications, contact persons, and interactions with other MCOs, if applicable.

     (B) Review schedules of sites and times, staffing, and Facilitated Enrollment locations.

     (C) Reimburse the Contractor in accordance with Schedule II to this Appendix, a copy of which is attached hereto.

     (D)  Ensure that all facilitators have undergone the required training.

     (E) Approve amended written protocols between the LDSS and the Contractor, which details FHPlus/MA operations and practices to assure that the unique needs and concerns of the local districts are addressed.

     (F) Assess the facilitator's plan selection process to assure that applicants are presented with unbiased information regarding MCO selection.

     (G) Approve all subcontracting arrangements and all publicity and educational materials submitted by plans to assure that enrollment information is comprehensive.

     (H) Monitor Facilitated Enrollment through fixed site monitoring, complaint monitoring, and surveys of individuals enrolled in Medicaid managed care or FHPlus as a result of Facilitated Enrollment.

     (I) Approve written internal quality assurance protocols for Facilitated Enrollment.

4.   QUALITY ASSURANCE

     The Contractor will establish a quality assurance plan, including protocols to be reviewed and approved by SDOH, which ensures timely access to Facilitated Enrollment counseling for applicants. The Contractor will ensure that all applications completed with the assistance of the Contractor's facilitators are reviewed for quality and completed prior to being submitted to the LDSS, and are completed and submitted to the LDSS within the time frames required by the protocols.

     SDOH will monitor and evaluate the Contractor's performance of FHPlus/MA Facilitated Enrollment in accordance with the terms and conditions contained in section 3 above. SDOH may, at its discretion, conduct targeted review to assess the performance of facilitators, including reviews of incomplete or erroneous applications.

5.   CONFIDENTIALITY

     The Contractor shall maintain confidentiality of applicant and enrollee information in accordance with protocols developed by the Contractor and approved by SDOH.

     Information concerning the determination of eligibility for MA, CHPlus, and FHPlus may be shared by the Contractor (including its employees and/or subcontractors) and the programs and agencies identified in this agreement, provided that the applicant has given appropriate written authorization on the Application and that the release of information is being provided solely for purposes of determining eligibility or evaluating the success of the program.

     Contractor acknowledges that any other disclosure of Medicaid Confidential Data ("MCD") without prior, written approval of the SDOH MCD Review Committee ("MCDRC") is prohibited. Accordingly, the Contractor will require and ensure that any approved agreement or contract pertaining to the above programs contains a statement that the subcontractor or other contracting party may not further disclose the MCD without such approval.

     Contractor assures that all persons performing Facilitated Enrollment activities will receive appropriate training regarding the confidentiality of MCD and provide SDOH with a copy of the procedures that Contractor has developed to sanction such person for any violation of MCD confidentiality.

     Upon termination of this Agreement for any reason, Contractor shall ensure that program data reporting is complete and shall certify that any electronic or paper copies of MCD collected or maintained in connection with this Agreement have been removed and destroyed.

6.   OUTREACH AND INFORMATION DISSEMINATION

     Contractor agrees to comply with the following restrictions regarding Facilitated Enrollment:

     (i) No Facilitated Enrollment will be permitted in emergency rooms or treatment areas; Facilitated Enrollment may be permitted in patient rooms only upon request by the patient or their representative.

     (ii) No telephone cold-calling, door-to-door solicitations at the homes of prospective enrollees;

     (iii) No incentives to prospective enrollees to enroll in an MCO are allowed.

     Contractor will be responsible for local publicity regarding locations and hours of operation of Facilitated Enrollment sites. Only SDOH approved information can be used in conducting Facilitated Enrollment; but the Contractor can tailor materials to the needs of individual communities, subject to SDOH approval of any such modifications.

7.   SANCTIONS FOR NON-COMPLIANCE

     If the Contractor is found to be out of compliance with the terms and conditions required under FHPlus/MA Facilitated Enrollment, SDOH may terminate the plan's responsibilities relating to Facilitated Enrollment and reduce the Comptroller's capitation rate to reflect that the Contractor is no longer performing these functions. SDOH will give the Contractor sixty (60) days written notice if it determines that the Contractor's Facilitated Enrollment responsibilities must be terminated.

8.   CONTRACTOR TERMINATION OF FACILITATED ENROLLMENT

     The Contractor may terminate its Facilitated Enrollment responsibilities under this Agreement upon sixty (60) day written notice to the SDOH.

                            SCHEDULE I OF APPENDIX P

                         Plan Name: CarePlus Health Plan

     SDOH shall reimburse the Contractor $10.00 per member per month for Facilitated Enrollment activities up to a maximum amount of $230,080 during the first twelve months of this Agreement. Such maximum amount shall be reimbursed to the Contractor in addition to the Capitation Rates shown in Appendix L of this Agreement. The Contractor acknowledges and accepts the SDOH's right to discontinue the per member per month payment for Facilitated Enrollment activities if, during the first twelve months of the Agreement, the above maximum dollar amount has been reimbursed to the Contractor. The Contractor acknowledges and accepts the SDOH's right to recover from the Contractor any amount reimbursed in excess of the agreed upon maximum amount for Facilitated Enrollment activities during this twelve-month period.

     For the remainder of the agreement term, the maximum amount and/or per member per month amounts agreed to by SDOH and the Contractor shall be incorporated by reference into this Agreement without further action by the parties. The Contractor acknowledges and accepts the SDOH's right to discontinue the per member per month payment for Facilitated Enrollment activities if the maximum dollar amount is reimbursed to the Contractor during the applicable time period. The Contractor also acknowledges and accepts the SDOH's right to recover from the Contractor any amount reimbursed in excess of the maximum amount allowed for Facilitated Enrollment activities during any applicable time period under the Agreement. In the event that the SDOH and the Contractor fail to reach agreement on modifications to the cap on Facilitated Enrollment reimbursement for a subsequent time period under the Agreement, the Contractor's responsibilities and functions under this Appendix shall end sixty (60) days from the date of SDOH written notice of termination to the Contractor.

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
             The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novelle, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                        April 6, 2005

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street
New York, NY 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract, approved by the Office of the State Comptroller, which incorporates updated HIPAA security language pursuant to 45 CFR Section
164.318 into Appendix Q [Federal Health Insurance Portability and Accountability Act Business Associate Agreement] of the contract. This amendment is effective April 20, 2005.

     Thank you for your cooperation in executing this amendment. If you have any questions, please contact me at (518) 486-9015.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

Enclosure

                                   APPENDIX X

Agency Code J2000                       Contract No. 0017692
Period 4/20/05 - 9/30/05                Funding Amount for Period
                                        Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower Room 2001, Empire State Plaza. Albany, NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), for modification of Contract Number 0017699 as amended as follows:

Appendix Q, Section II, entitled "Obligations and Activities of the Business Associate" paragraphs (b) and (d) are hereby amended to comply with new federal Health Insurance Portability and Accountability ("HIPAA") regulations governing security of electronic information by addition of new provisions, appearing here in italics:

(b) The Business Associate agrees to use the appropriate safeguards to prevent use or disclosure of the Protected Health Information other than as provided for by this Agreement and to implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of any electronic Protected health Information that it creates, receives, maintains or transmits on behalf of the Covered Entity pursuant to this Agreement

(d) The Business Associate agrees to report to the Covered Program, any use or disclosure of the Protected Health Information not provided for by this Agreement, as soon as reasonably practicable of which it becomes aware. The Business Associate also agrees to report to the Covered Entity any security incident of which it becomes aware.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Frescatre
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatre
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: CEO & President                  Title:
      -------------------------------         ----------------------------------
Date: 3/13/03                           Date:
      -------------------------------         ----------------------------------

                                        State Agency Certification:

                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 13th day of June 2003, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York, NY, that he/she is the Executive Director of the CarePlus LLC, the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                      Evelyn Huang
                                             Notary Public State of New York
                                                  Lic. No. 02HU6001118
                                              Qualified in New York County
                                            Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE

Title:
       ------------------------------
Date:
      -------------------------------

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
             The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                        January 10, 2003

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street, 5th Floor
New York, New York 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract, approved by the Office of the State Comptroller, which adds hospice care to the Family Health Plus benefit package effective February 1, 2003. Section 10.23 and Appendix K of the contract have been amended to reflect the benefit package addition, and the Table of Contents has also been updated.

     Thank you for your cooperation in executing this amendment. If you have any questions regarding the enclosed document, please contact me at (518) 473-1584.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Office of Managed Care
                                        Bureau of Intergovernmental Affairs

Enclosure

                                   APPENDIX X

Agency Code 12000                       Contract No. C017699
Period 2/1/03 - 9/30/03                 Funding Amount for Period
                                        Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number. C017699 as set forth below. The effective date of these modifications is February 1, 2003.

1. The attached Table of Contents for Family Health Plus Model Contract is substituted for the period beginning February 1, 2003.

2. Section 10 Benefit Package, Covered and Non-covered Services is amended to add paragraph 10.23 to read as follows:

10.23 Hospice Services

     The Contractor shall provide a coordinated hospice program of home and inpatient services which provide non-curative medical and support services for Enrollees certified by a physician to be terminally ill with a life expectancy of six months or less. Hospices must be certified under Article 40 of the New York State Public Health Law.

3. A definition of Hospice Services as a covered service is added to Appendix K New York State Department of Health Family Health Plus Prepaid Benefit Package Definitions of Covered and Non-covered Services, which reads as follows:

HOSPICE SERVICES

     Coordinated hospice program of home and inpatient services which provide non-curative medical and support services for Enrollees certified by a physician to be terminally ill with a life expectancy of six months or less.

     Hospice services include palliative and supportive care provided to an Enrollee to meet the special needs arising out of physical, psychological, spiritual, social and economic stress which are experienced during the final stages of illness and during dying and bereavement. Hospices must be certified under Article 40 of the New York State Public Health Law. All services must be provided by qualified employees and volunteers of the hospice or by qualified staff through contractual arrangements to the extent permitted by federal and state requirements. All services must be provided according to a written plan of care which reflects the changing needs of the Enrollee and the Enrollee's family. Family members are eligible for up to five visits for bereavement counseling.


                                     FHPLUS
                                   APPENDIX X
                                FEBRUARY 1, 2003

4. The definition of Hospice Program as a non-covered service is deleted from Appendix K New York State Department of Health Family Health Plus Prepaid Benefit Package Definitions of Covered and Non-covered Services.

     All other provisions of said AGREEMENT shall remain in full force and effect.


                                     FHPLUS
                                   APPENDIX X
                                FEBRUARY 1, 2003

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Frescatre
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatre
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: CEO                              Title:
       -------------------------------         ---------------------------------
Date: 12/10/02                          Date:
       -------------------------------         ---------------------------------

                                        State Agency Certification:

                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 10th day of December 2002, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York, NY that he/she is the CEO of the CarePlus LLC, the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                      Evelyn Huang
                                             Notary Public State of New York
                                                  Lic. No. 02HU6001118
                                              Qualified in New York County
                                            Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE

Title:
       ------------------------------
Date:
      -------------------------------

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Contract Cover Page/Signature Page

Recitals

Section 1    Definitions

Section 2    Agreement Term, Amendments, Extensions, and General Agreement
             Administration Provisions
             2.1     Term
             2.2     Amendments
             2.3     Approvals
             2.4     Entire Agreement
             2.5     Renegotiation
             2.6     Assignment and Subcontracting
             2.7     Termination
                     a. SDOH Initiated Termination of Agreement
                     b. Contractor and SDOH Initiated Termination
                     c. Contractor Initiated Termination
                     d. Termination Due to Loss of Funding
             2.8     Close-Out Procedures
             2.9     Rights and Remedies
             2.10    Notices
             2.11    Severability

Section 3    Compensation
             3.1     Capitation Payments
             3.2     Modification of Rates During Agreement Period
             3.3     Rate Setting Methodology
             3.4     Payment of Capitation
             3.5     Denial of Capitation Payments
             3.6     SDOH Right to Recover Premiums
             3.7     Third Party Health Insurance Determination
             3.8     Supplemental Maternity Capitation Payment
             3.9     Contractor Financial Liability
             3.10    Reinsurance
             3.11    Enrollment Limitations

Section 4    Service Area

Section 5    FHPlus Eligibles
             5.1     Eligible Persons


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Section 6    Enrollment
             6.1     Enrollment Guidelines
             6.2     Equality of Access to Enrollment
             6.3     Enrollment Decisions
             6.4     Prohibition Against Conditions on Enrollment
             6.5     Newborn Enrollment
             6.6     Effective Date of Enrollment
             6.7     Roster
             6.8     Automatic Re-Enrollment

Section 7    Initial Enrollment Period
             7.1     Initial Enrollment Period
             7.2     Disenrollment During Initial Enrollment Period
             7.3 Notifications Regarding Initial Enrollment Period and End of Initial Enrollment Period

Section 8    Disenrollment
             8.1     Disenrollment Guidelines
             8.2     Disenrollment Prohibitions
             8.3     Reasons for Voluntary Disenrollment
             8.4     Processing of Disenrollment Requests
             8.5     Contractor Notification of Disenrollments
             8.6     Contractor's Liability
             8.7     Enrollee Initiated Disenrollment
             8.8     Contractor Initiated Disenrollment
             8.9     LDSS Initiated Disenrollment

Section 9    Guaranteed Eligibility

Section 10   Benefit Package, Covered and Non-Covered Services
             10.1    Contractor Responsibilities
             10.2    Compliance with Applicable Laws
             10.3    Definitions
             10.4    Provision of Services Through Participating and
                     Non-Participating Providers
             10.5    Child Teen Health Program / Adolescent Preventive
                     Services/EPSDT
             10.6    Adult Protective Services
             10.7    Court-Ordered Services
             10.8    Family Planning and Reproductive Health Services
             10.9    Prenatal Care
             10.10   Direct Access
             10.11   Emergency Services


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             10.12   Services for Which Enrollees Can Self-Refer
                     a. Behavioral Health Services
                     b. Vision Services
                     c. Diagnosis and Treatment of Tuberculosis
                     d. Family Planning/Reproductive Health
             10.13   Second Opinions for Medical or Surgical Care
             10.14   Coordination with Local Public Health Agencies
             10.15   Public Health Services
                     a. Tuberculosis Screening, Diagnosis and Treatment;
                        Directly Observed Therapy (TB/DOT)
                     b. Immunizations
                     c. Prevention and Treatment of Sexually Transmitted
                        Diseases
                     d. Lead Poisoning 10.16 Adults with Chronic Illnesses and
                        Physical or Developmental Disabilities
             10.17   Persons Requiring Ongoing Mental Health Services
             10.18   Member Needs Relating to HIV
             10.19   Persons Requiring Chemical Dependence Services
             10.20   Native Americans
             10.21   Women, Infants, and Children (WIC)
             10.22   Coordination of Services
             10.23   Hospice Services

Section 11   Marketing
             11.1    Marketing Plan
             11.2    Marketing Activities
             11.3    Prior Approval of Marketing Materials, Procedures,
                     Subcontracts
             11.4    Marketing Infractions
             11.5    Additional Marketing Guidelines

Section 12   Member Services
             12.1    General Functions
             12.2    Translation and Oral Interpretation
             12.3    Communicating with the Visually, Hearing and Cognitively
                     Impaired

Section 13   Enrollee Notification
             13.1    Provider Directories/Office Hours for Participating
                     Providers
             13.2    Member ID Cards
             13.3    Member Handbooks
             13.4    Notification of Effective Date of Enrollment
             13.5    Notification of Enrollee Rights
             13.6    Enrollee's Rights To Advance Directives


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             13.7    Approval of Written Notices
             13.8    Contractor's Duty to Report Lack of Contact
             13.9    Contractor Responsibility to Notify Enrollee of Expected
                     Effective Date of Enrollment
             13.10   LDSS Notification of Enrollee's Change in Address
             13.11   Contractor Responsibility to Notify Enrollee of Effective
                     Date of Benefit Package Change
             13.12   Contractor Responsibility to Notify Enrollee of
                     Termination, Service Area Changes and Network Changes

Section 14   Complaint and Appeal Procedure
             14.1    Contractor's Program to Address Complaints
             14.2    Notification of Complaint and Appeal Program
             14.3    Guidelines for Complaint and Appeal Program
             14.4    Complaint Investigation Determinations

Section 15   Access Requirements
             15.1    Appointment Availability Standards
             15.2    Twenty-Four (24) Hour Access
             15.3    Appointment Waiting Times
             15.4    Travel Time Standards
             15.5    Service Continuation
                     a. New Enrollees
                     b. Enrollees Whose Health Care Provider Leaves the Network
             15.6    Standing Referrals
             15.7    Specialist as a Coordinator of Primary Care
             15.8    Specialty Care Centers

Section 16   Quality Assurance
             16.1    Internal Quality Assurance Program
             16.2    Standards of Care

Section 17   Monitoring and Evaluation
             17.1    Right To Monitor Contractor Performance
             17.2    Cooperation During Monitoring And Evaluation
             17.3    Cooperation During Annual On-Site Review
             17.4    Cooperation During Review of Services by External Review
                     Agency

Section 18   Contractor Reporting Requirements
             18.1    Time Frames for Report Submissions
             18.2    SDOH Instructions for Report Submissions
             18.3    Liquidated Damages


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             18.4 Notification of Changes in Report Due Dates, Requirements or Formats
             18.5    Reporting Requirements
                     a. Annual Financial Statements
                     b. Quarterly Financial Statements
                     c. Other Financial Reports
                     d. Encounter Data
                     e. Quality of Care Performance Measures
                     f. Complaint Reports
                     g. Fraud and Abuse Reporting Requirements
                     h. Participating Provider Network Reports
                     i. Appointment Availability/Twenty-Four Hour (24) Access
                        and Availability Surveys
                     j. Clinical Studies
                     k. Independent Audits
                     l. New Enrollee Health Screening Completion Report
                     m. No Contact Report
                     n. Additional Reports
                     o. LDSS Specific Reports
             18.6    Ownership and Related Information Disclosure
             18.7    Revision of Certificate of Authority
             18.8    Public Access to Reports
             18.9    Professional Discipline
             18.10 Certification Regarding Individuals Who Have Been Debarred or Suspended by Federal or State Government
             18.11   Conflict of Interest Disclosure
             18.12   Physician Incentive Plan Reporting

Section 19   Records Maintenance and Audit Rights
             19.1    Maintenance of Contractor Performance Records
             19.2    Maintenance of Financial Records and Statistical Data
             19.3    Access to Contractor Records
             19.4    Retention Periods

Section 20   Confidentiality
             20.1    Confidentiality of Identifying Information about FHPlus
                     Enrollees and Applicants
             20.2    Confidentiality of Medical Records
             20.3    Length of Confidentiality Requirements

Section 21   Participating Providers
             21.1    Network Requirements
             21.2    Credentialing


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             21.3    SDOH Exclusion or Termination of Providers
             21.4    Evaluation Information
             21.5    Payment In Full
             21.6    Choice/Assignment of PCPs
             21.7    PCP Changes
             21.8    PCP Status Changes
             21.9    PCP Responsibilities
             21.10   Member to Provider Ratios
             21.11   Minimum Office Hours
             21.12   Primary Care Practitioners
             21.13   PCP Teams
             21.14   Hospitals
             21.15   Dental Networks
             21.16   Behavioral Health Services Providers
             21.17   Laboratory Procedures
             21.18   Federally Qualified Health Centers (FQHCs)
             21.19   Provider Services Function

Section 22   Subcontracts and Provider Agreements
             22.1    Written Subcontracts
             22.2    Permissible Subcontracts
             22.3    Provision of Services Through Provider Agreements
             22.4    Approvals
             22.5    Required Components
             22.6    Timely Payment
             22.7    Restrictions on Disclosure
             22.8    Transfer of Liability
             22.9    Termination of Health Care Professional Agreements
             22.10   Health Care Professional Hearings
             22.11   Non-Renewal of Provider Agreements
             22.12   Physician Incentive Plan

Section 23   Fraud and Abuse Prevention Plan

Section 24   Americans With Disabilities Act Compliance Plan

Section 25   Fair Hearings
             25.1    Enrollee Access to Fair Hearing Process
             25.2    Enrollee Rights to a Fair Hearing.
             25.3    Contractor Notice to Enrollees
             25.4    Aid Continuing
             25.5    Responsibilities of SDOH
             25.6    Contractor's Obligations


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Section 26   External Appeal
             26.1    Basis for External Appeal
             26.2    Eligibility For External Appeal
             26.3    External Appeal Determinations
             26.4    Compliance With External Appeal Laws and Regulations

Section 27   Intermediate Sanctions

Section 28   Environmental Compliance

Section 29   Energy Conservation

Section 30   Independent Capacity of Contractor

Section 31   No Third Party Beneficiaries

Section 32   Indemnification
             32.1    Indemnification by Contractor
             32.2    Indemnification by SDOH

Section 33   Prohibition on Use of Federal Funds for Lobbying
             33.1    Prohibition of Use of Federal Funds for Lobbying
             33.2    Disclosure Form to Report Lobbying
             33.3    Disclosure Requirements for Subcontractors

Section 34   Non-Discrimination
             34.1    Equal Access to Benefit Package
             34.2    Non-Discrimination
             34.3    Equal Employment Opportunity
             34.4    Native Americans Access to Services From Tribal or Urban
                     Indian Health Facility

Section 35   Compliance with Applicable Laws
             35.1    Contractor and SDOH Compliance With Applicable Laws
             35.2    Nullification of Illegal, Unenforceable, Ineffective.. or
                     Void Agreement Provisions
             35.3    Certificate of Authority Requirements
             35.4    Contractor's Financial Solvency Requirements
             35.5    Compliance With Care For Maternity Patients
             35.6    Informed Consent Procedures for Hysterectomy and
                     Sterilization
             35.7    Non-Liability of Enrollees For Contractor's Debts


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

            TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             35.8    SDOH Compliance With Conflict of Interest Laws
             35.9    Compliance With PHL Regarding External Appeals

Section 36   New York State Standard Contract Clauses

Section 37   Miscellaneous


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

                                   APPENDICES

A.   New York State Standard Clauses and Local Standard Clauses

B.   Certification Regarding Lobbying B-1. Standard Contract/Bid Insert Form

C. New York State Department of Health FHPlus Guidelines for the Provision of Family Planning and Reproductive Health Services

D.   New York State Department of Health FHPlus Marketing Guidelines

E.   New York State Department of Health FHPlus Member Handbook Guidelines

F. New York State Department of Health FHPlus Complaint and Appeals Program Guidelines

G. New York State Department of Health Guidelines for the Provision of Emergency Care and Services for the FHPlus Program

H. New York State Department of Health Guidelines for the Processing of Enrollments and Disenrollments for the FHPlus Program

I. New York State Department of Health Guidelines for Use of Medical Residents in the FHPlus Program

J. New York State Department of Health Guidelines for FHPlus Compliance with the Americans with Disabilities Act

K. New York State Department of Health FHPlus Prepaid Benefit Package Definitions of Covered and Non-Covered Services

L.   Approved Capitation Payment Rates for the FHPlus Program

M.   Service Area for the FHPlus Program

N.   Proof of Worker's Compensation Coverage

O.   Proof of Disability Insurance Coverage


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL

CONTRACT

     P.   FHPlus Facilitated Enrollment, if applicable

          X.   Modification Agreement Form


                                     FHPLUS
                                TABLE OF CONTENTS
                                FEBRUARY 1, 2003

                                   APPENDIX X

Agency Code 12000                       Contract No. C017699
PERIOD 5/1/2002 - 9/30/2003             Funding Amount for Period
                                        BASED ON APPROVED CAPITATION RATES

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through THE NEW YORK STATE DEPARTMENT OF HEALTH, having its principal office at TOWER BUILDING, ROOM 2001, EMPIRE STATE PLAZA, ALBANY, NY 12237, (hereinafter referred to as the STATE), and CAREPLUS, LLC (hereinafter referred to as the CONTRACTOR), for modification of Contract Number C017699, AS AMENDED BY ATTACHED APPENDIX M, SERVICE AREA FOR THE FAMILY HEALTH PLUS PROGRAM. The amended service area is effective May 1, 2002.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Frescatore
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatore
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: CEO                              Title: Deputy Director, OMC
      -------------------------------         ----------------------------------
Date: 4/1/02                            Date: 4/3/02
      -------------------------------         ----------------------------------

                                        State Agency Certification:
                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 1st day of April 2002, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York County, New York, that he/she is the CEO of the CarePlus LLC, the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                      Evelyn Huang
                                             Notary Public State of New York
                                                  Lic. No. 02HU6001118
                                              Qualified in New York County
                                            Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE


/s/ Elizabeth Smith
-------------------------------------
Title:
       ------------------------------
Date:
      -------------------------------
     bcc: MaryAnn LaMantia
          Patricia Kutel
          Paul Souliske

Donna Scocco-Mazzeo
Christopher Parker
Joyce Weinstein - NYCDOH
Joe Romero

APPENDIX M

Service Area for the Family Health Plus Program


                                     FHPLUS
                                   APPENDIX M
                                 OCTOBER 1, 2000

                                   APPENDIX M

CarePlus, LLC's Family Health Plus Service Area is comprised of the following counties in their entirety:

     Kings
     New York
     Queens
     Richmond

Added effective May 1, 2002


                                     FHPLUS
                                   APPENDIX M
                                 OCTOBER 1, 2000

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
             The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                  May 20, 2002

Ms. Karin Ajmani
Executive Director
Care Plus, LLC
21 Penn Plaza
360 West 31St Street 5th Floor
New York, New York 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract (approved by the Office of the State Comptroller) which adds New York County (Manhattan) to your service area. You may now begin Family Health Plus enrollment in Manhattan.

     Thank you for your cooperation in executing this amendment. If you have any questions regarding the enclosed document, please contact me at (518) 473-1584.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

cc: Karen Kalaijian
bcc: MaryAnn LaMantia
     Patricia Kutel
     Paul Souliske
     Donna Scocco-Mazzeo
     Christopher Parker
     Joyce Weinstein - NYCDOH
     Joe Romero

                                   APPENDIX X

Agency Code 12000                       Contract No. C017699
PERIOD 5/1/2002 - 9/30/2003             Funding Amount for Period
                                        BASED ON APPROVED CAPITATION RATES

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through THE NEW YORK STATE DEPARTMENT OF HEALTH, having its principal office at TOWER BUILDING, ROOM 2001, EMPIRE STATE PLAZA, ALBANY, NY 12237, (hereinafter referred to as the STATE), and CAREPLUS, LLC (hereinafter referred to as the CONTRACTOR), for modification of Contract Number 0017699, as amended by attached APPENDIX M, SERVICE AREA FOR THE FAMILY HEALTH PLUS PROGRAM. The amended service area is effective May 1, 2002.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Frescatore
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatore
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: CEO                              Title: Deputy Director, OMC
      -------------------------------         ----------------------------------
Date: 4/1/02                            Date: 4/3/02
      -------------------------------         ----------------------------------

                                        State Agency Certification:
                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 1st day of April 2002, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York County, New York, that he/she is the CEO of the CarePlus LLC, the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                      Evelyn Huang
                                             Notary Public State of New York
                                                   Lic. No. 02HU6001118
                                              Qualified in New York County
                                            Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE


/s/ Elizabeth Smith
-------------------------------------
Title:
       ------------------------------
Date:
      -------------------------------

APPENDIX M

Service Area for the Family Health Plus Program


                                     FHPLUS
                                   APPENDIX M
                                 OCTOBER 1, 2000

                                   APPENDIX M

CarePlus, LLC's Family Health Plus Service Area is comprised of the following counties in their entirety:

     Kings
     New York(l)
     Queens
     Richmond

(1)Added effective May 1, 2002


                                     FHPLUS
                                   APPENDIX M
                                 OCTOBER 1, 2000

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
             The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                  May 20, 2002

Ms. Karin Ajmani
Executive Director
Care Plus, LLC
21 Penn Plaza
360 West 31st Street
5th Floor, New York,
New York 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract (approved by the Office of the State Comptroller) which adds New York County (Manhattan) to your service area. You may now begin Family Health Plus enrollment in Manhattan.

     Thank you for your cooperation in executing this amendment. If you have any questions regarding the enclosed document, please contact me at (518) 473-1584.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

cc: Karen Kalaijian
     bcc: MaryAnn LaMantia
          Patricia Kutel
          Paul Souliske
          Donna Scocco-Mazzeo
          Christopher Parker

Joyce
Weinstein -
NYCDOH
Joe
Romero

                                  (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
             The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                  April 6, 2005

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street
New York,
NY 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract, approved by the Office of the State Comptroller, which incorporates updated HIPAA security language pursuant to 45 CFR Section
164.318 into Appendix Q [Federal Health Insurance Portability and Accountability Act Business Associate Agreement] of the contract. This amendment is effective April 20, 2005.

     Thank you for your cooperation in executing this amendment. If you have any questions, please contact me at (518) 486-9015.

                                        Sincerely,


                                        /s/ DEBORAH SMEAD
                                        ----------------------------------------
                                        DEBORAH SMEAD
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

Enclosure

                                   APPENDIX X

Agency Code 12000                             CONTRACT No. CO 17699

PERIOD 4/20/05 - 9/30/05                      FUNDING AMOUNT FOR PERIOD BASED ON
                                              approved capitation rate

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza. Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), for modification of Contract Number C017699 as amended as follows:

Appendix Q, Section II, entitled "Obligations and Activities of the Business Associate" paragraphs (b) and (d) are hereby amended to comply with new federal Health Insurance Portability and Accountability ("HIPAA") regulations governing security of electronic information by addition of new provisions, appearing here in italics:

(b) The Business Associate agrees to use the appropriate safeguards to prevent use or disclosure of the Protected Health Information other than as provided for by this Agreement and to implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of any electronic Protected Health Information that it creates, receives, maintains or transmits on behalf of the Covered Entity pursuant to this Agreement.

(d) The Business Associate agrees to report to the Covered Program, any use or disclosure of the Protected Health information not provided for by this Agreement, as soon as reasonably practicable of which it becomes aware. The Business Associate also agrees to report to the Covered Entity any security incident of which it becomes aware

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR  SIGNATURE                   STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Frescatore
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatore
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: CEO & President                  Title: Deputy Director, OMC
      -------------------------------         ----------------------------------
Date: 3/13/05                           Date: 3/17/05
      -------------------------------         ----------------------------------

                                        State Agency Certification:
                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 13th day of March 2005, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York, NY , that he/she is the President & CEO of the CarePlus LLC d/b/a Care Plus Health Plan , the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                          Evelyn Huang
                                                Notary Public State of New York
                                                      Lic. No. 02HU6001118
                                                 Qualified in New York County
                                               Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary

STATE COMPTROLLER'S SIGNATURE
Title:
       ------------------------------
Date:
      -------------------------------

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
          The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                 April 22, 2004

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street
New York, NY 10001

Dear Ms. Ajmani:

     Enclosed for your signature are two copies of Appendix X which amends the previously executed Family Health Plus contract between CarePlus, LLC and the New York State Department of Health. The amendment incorporates revised capitation rates for this contract effective April 1, 2004.

     Please sign both copies of the amendment, fully complete the notary section and have your signature notarized, and return both copies via express mail by May 7, 2004, or sooner if possible to:

                                  Deborah Smead
                            NYS Department of Health
                       Bureau of Intergovernmental Affairs
                            Corning Tower, Room 2074
                                Albany, NY 12237

     Upon receipt of the signed amendment, the Office of Managed Care will sign and forward the amendment to the Office of the State Comptroller (OSC) and the Centers for Medicare and Medicaid Services for approval. We will provide you with a copy of the OSC-approved amendment for your records.

     If you have any questions regarding the amendment, please contact me at
(518) 486-9015. Thank you in advance for your cooperation in executing the amendment.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

Enclosure

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
          The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237


Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                  June 1, 2004

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street
New York, NY 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract, approved by the Office of the State Comptroller, which incorporates revised capitation rates for this contract effective April 1, 2004.

     Thank you for your cooperation in executing this amendment. If you have any questions regarding the enclosed document, please contact me (518) 473-4584.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Office of Managed Care
                                        Bureau of Intergovernmental Affairs

Enclosure

                                   APPENDIX X

Agency Code 12000                                Contract No. CO17699

Period 4/1/04 - 9/30/05                          Funding Amount for Period Based
                                                 on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number CO17699 by substituting the attached Appendix L Approved Capitation Payment Rates for the FHPlus Program. The effective date of these modifications is April 1, 2004.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.


By: /s/ K. Ajmani                       By: /s/ Donna Frescatore
    ---------------------------------       ------------------------------------


CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Frescatore
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatore
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: CEO & President                  Title: Deputy Director, OMC
      -------------------------------         ----------------------------------
Date: 3/13/05                           Date: 3/17/05
      -------------------------------         ----------------------------------

                                        State Agency Certification: In addition
                                        to the acceptance of this contract, I
                                        also certify that original copies of
                                        this signature page will be attached to
                                        all other exact copies of this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 13th day of March 2005, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York, NY , that he/she is the President & CEO of the CarePlus LLC d/b/a Care Plus Health Plan , the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                          Evelyn Huang
                                                Notary Public State of New York
                                                      Lic No. 02HU6001118
                                                 Qualified in New York Country
                                               Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary

STATE COMPTROLLER'S SIGNATURE
Title:
      -------------------------------
Date:
     --------------------------------

-------------------------------------   Date:
                                              ----------------------------------

                                  CAREPLUS, LLC

                            FAMILY HEALTH PLUS RATES
                 EFFECTIVE APRIL 1, 2004 THROUGH MARCH 31, 2005

          ADULTS WITH                                ADULTS WITHOUT
         ADULTS WITHOUT                                MATERNITY
COUNTY   CHILDREN 19-64   CHILDREN 30-64     KICK    CHILDREN 19-29
------   --------------   --------------   -------   --------------
NYC          $205.96         $220.36       $289.64     $4,563.76

OPTIONAL BENEFITS INCLUDED IN THE ABOVE RATES:

FAMILY PLANNING: Yes   DENTAL: Yes

                                   APPENDIX X

Agency Code 12000                       Contract No. C017699
Period 4/1/04 - 9/30/05                 Funding Amount for Period
                                        Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number C017699 by substituting the attached Appendix L Approved Capitation Payment Rates for the FHPlus Program. The effective date of these modifications is April 1, 2004.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR  SIGNATURE                   STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Frescatore
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatore
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: CEO & President                  Title: Deputy Director, OMC
      -------------------------------         ----------------------------------
Date: 3/13/05                           Date: 3/17/05
      -------------------------------         ----------------------------------

                                        State Agency Certification:
                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies
                                        of this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 13th day of March 2005, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York, NY, that he/she is the President & CEO of the CarePlus LLC d/b/a Care Plus Health Plan, the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                          Evelyn Haung
                                                Notary Public State of New York
                                                      Lic. No. 02HU6001118
                                                  Qualified in New York County
                                               Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE



Title:
       ------------------------------
Date:
      -------------------------------

                                  CAREPLUS, LLC

                            FAMILY HEALTH PLUS RATES
                 EFFECTIVE APRIL 1, 2004 THROUGH MARCH 31, 2005

           ADULTS WITH              ADULTS WITHOUT    ADULTS WITHOUT
COUNTY   CHILDREN 19-64             CHILDREN 19-29   CHILDREN 30-64 T
------   --------------             --------------   ----------------
  NYC        $205.96      $220.36      $289.64          $4,563.76

OPTIONAL BENEFITS INCLUDED IN THE ABOVE RATES:

FAMILY PLANNING: YES   DENTAL: YES

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
             The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                        December 31, 2003

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street
New York, NY 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract, approved by the Office of the State Comptroller, which extends the contract period through September 30, 2005 and updates Appendix A, Standard Clauses for New York State Contracts. The amendment has also been approved by the Centers for Medicare and Medicaid Services.

     Thank you for your cooperation in executing the amendment. If you have any questions regarding the enclosed document, please contact me at (518) 486-9015.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

Enclosure

                                   APPENDIX X

Agency Code 12000                       Contract No. CO17699
Period 10/1/03 - 9/30/05                Funding Amount for Period
                                        Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number CO17699 by substituting the attached Appendix A Standard Clauses for New York State Contracts and by extending the contract period through September 30, 2005. The effective date of these modifications is October 1, 2003.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By: /s/ Donna Fescatore
    ---------------------------------       ------------------------------------
    Karin Ajmani                            Donna Frescatore
    ---------------------------------       ------------------------------------
    Printed Name                            Printed Name

Title: President                        Title: Deputy Director, OMC
      -------------------------------         ----------------------------------
Date: 12/2/03                           Date: 12/16/03
      -------------------------------         ----------------------------------

                                        State Agency Certification:
                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract.

STATE OF NEW YORK    )
                     )   SS.:
County of New York   )

On the 2nd day of December 2003, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York, NY, that he/she is the President of the CarePlus LLC, the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                      Evelyn Huang
                                             Notary Public State of New York
                                                  Lic. No. 02HU6001118
                                              Qualified in New York County
                                            Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE

Title:
       ------------------------------
Date:
      -------------------------------

STANDARD CLAUSES FOR NYS CONTRACTS                                    APPENDIX A

                       STANDARD CLAUSES FOR NYS CONTRACTS

     The parties to the attached contract, license, lease, amendment or jother agreement of any kind (hereinafter, "the contract" or "this contract") agree to be bound by the following clauses which are hereby made a part of the contract (the word "Contractor" herein refers to any party other than the State, whether a contractor, licenser, licensee, lessor, lessee or any other party):

1. EXECUTORY CLAUSE. In accordance with Section 41 of the State Finance Law, the State shall have no liability under this contract to the Contractor or to anyone else beyond funds appropriated and available for this contract

2. NON-ASSIGNMENT CLAUSE. In accordance with Section 138 of the State Finance Law, this contract may not be assigned by the Contractor or its right, title or interest therein assigned, transferred, conveyed, sublet or otherwise disposed of without the previous consent, in writing, of the State and any attempts to assign the contract without the State's written consent are null and void. The Contractor may, however, assign its right to receive payment without the State's prior written consent unless this contract concerns Certificates of Participation pursuant to Article 5-A of the State Finance Law.

3. COMPTROLLER'S APPROVAL. In accordance with Section'112 of the State Finance Law (or, if this contract is with the State University or City University of New York, Section 355 or Section 6218 of the Education Law), if this contract exceeds $15,000 (or the minimum thresholds agreed to by the Office of the State Comptroller for certain S.U.N.Y. and C.U.N.Y. contracts), or if this is an amendment for any amount to a contract which, as so amended, exceeds said statutory amount, or if, by this contract, the State agrees to give something other than money when the value or reasonably estimated value of such consideration exceeds $10,000, it shall not be valid, effective or binding upon the State until it has been approved by the State Comptroller and filed in his office. Comptroller's approval of contracts let by the Office of General Services is required when such contracts exceed $30,000 (State Finance Law
Section 163.6.a).

4. WORKERS' COMPENSATION BENEFITS. In accordance with Section 142 of the State Finance Law, this contract shall be void and of no force and effect unless the Contractor shall provide and maintain coverage during the life of this contract for the benefit of such employees as are required to be covered by the provisions of the Workers' Compensation Law.

5. NON-DISCRIMINATION REQUIREMENTS. To the extent required by Article 15 of the Executive Law (also known as the Human Rights Law) and all other State and Federal statutory and constitutional non-discrimination provisions, the Contractor will not discriminate against any employee or applicant for employment because of race, creed, color, sex, national origin, sexual orientation, age, disability, genetic predisposition or carrier status, or marital status. Furthermore, in accordance with Section 220-e of the Labor Law, if this is a contract for the construction, alteration or repair of any public building or public work or for the manufacture, sale or distribution of materials, equipment or supplies, and to the extent that this contract shall be performed within the State of New York, Contractor agrees that neither it not its subcontractors shall, by reason of race, creed, color, disability, sex, or national origin: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work; or (b) discriminate against or intimidate any employee hired for the performance of work under this contract. If this is a building service contract as defined in Section 230 of the Labor Law, then, in accordance with Section 239 thereof, Contractor agrees that neither it nor its subcontractors shall by reason of race, creed, color, national origin, age, sex or disability: (a) discriminate in hiring against any New York State citizen who is qualified and available to perform the work; or
(b) discriminate against or intimidate any employee hired for the performance of work under this contract. Contractor is subject to fines of $50.00 per person per day for any violation of Section 220-e or Section 239 as well as possible termination of this contract and forfeiture of all moneys due hereunder for a second or subsequent violation.

6. WAGE AND HOURS PROVISIONS. If this is a public work contract covered by
Article 8 of the Labor Law or a building service contract covered by Article 9 thereof, neither Contractor's employees nor the employees of its subcontractors may be required or permitted to work more than the number of hours or days stated in said statutes, except as otherwise provided in the Labor Law and as set forth in prevailing wage and supplement schedules issued by the State Labor Department Furthermore, Contractor and its subcontractors must pay at least the prevailing wage rate and pay or provide the prevailing supplements, including the premium rates for overtime pay, as determined by the State Labor Department in accordance with the Labor Law.

7. NON-COLLUSIVE BIDDING CERTIFICATION. In accordance with Section 139-d of the State Finance Law, if this contract was awarded based upon the submission of bids, Contractor warrants, under penalty of PERJURY, THAT its bid WAS ARRIVED at INDEPENDENTLY AND WITHOUT collusion aimed at restricting competition. Contractor further warrants that, at the time Contractor submitted its bid, an authorized AND responsible person executed and delivered to the State a NON-COLLUSIVE bidding certification on Contractor's behalf.

8. INTERNATIONAL BOYCOTT PROHIBITION. In accordance with Section 220-f of the Labor Law AND Section 139-h of the State Finance Law, if this contract exceeds $5,000, the Contractor agrees, as a material condition of the contract, that neither the Contractor nor ANY substantially owned or affiliated person, firm, partnership or CORPORATION HAS PARTICIPATED, IS PARTICIPATING, OR SHALL PARTICIPATE IN AN INTERNATIONAL boycott in violation of the federal Export Administration Act of 1979 (50 USC App. Sections 2401 et seq.) or regulations thereunder. If such Contractor, or any of the aforesaid affiliates of Contractor, is convicted or is otherwise found to have violated said laws or regulations upon the final determination of the United States Commerce Department or any other APPROPRIATE agency of the United States SUBSEQUENT to THE contract's EXECUTION, SUCH contract, AMENDMENT or MODIFICATION THERETO SHALL BE RENDERED forfeit AND void. The Contractor shall so notify the State Comptroller within five (5) business days of such conviction, determination or disposition of appeal (2NYCRR 105.4).

9. SET-OFF RIGHTS The State shall have all of its common law, equitable and statutory rights of set-off. These rights shall include, but not be limited to, the State's option to withhold for the PURPOSES of set-off any moneys due to the Contractor under this contract up to any amounts due and owing to the State with regard to this contract, any other contract with any State department or agency, including any contract for a term commencing prior to the term of this contract, plus any amounts due and owing to the State for any other reason including, without limitation, tax delinquencies, fee DELINQUENCIES or monetary penalties relative thereto. The State shall exercise its set-off rights in accordance with normal State practices INCLUDING, in cases of set-off pursuant to an audit, the finalization of such audit by the State agency, its representatives, or the State Comptroller.

10. RECORDS. The Contractor shall establish and maintain complete and accurate books, records, documents, accounts and other evidence directly pertinent to performance under this contract (hereinafter, collectively, "the Records"). The Records must be kept for the balance of the calendar year in which they were made and for six (6) additional years thereafter. The State Comptroller, the Attorney General and any other person or entity authorized to conduct an examination, as well as the agency or agencies involved in this contract, shall have access to the Records during normal business HOURS at an office of the Contractor within the State of New York or, if no such office is available, at a mutually agreeable and reasonable venue within the State, for the term specified above for the purposes of inspection, auditing and copying. The State shall take reasonable steps to protect from public disclosure any of the Records which are exempt from disclosure under Section 87 of the Public Officers Law (the "Statute") provided that: (i) the Contractor shall timely inform an appropriate State official, in writing, that said records should not be disclosed; and (ii) said records shall be sufficiently identified; and (iii) designation of said records as exempt under the Statute is reasonable. Nothing contained herein shall diminish, or in any way adversely affect, the State's right to discovery in any pending or future litigation.

11. IDENTIFYING INFORMATION AND PRIVACY NOTIFICATION.

(a) FEDERAL EMPLOYER IDENTIFICATION NUMBER and/or FEDERAL SOCIAL SECURITY NUMBER. All invoices or New York State standard vouchers submitted for payment for the sale of goods or services or the lease of real or personal property to a New York State agency must include the payee's identification number, i.e., the seller's or lessor's identification number. The number is either the payee's Federal employer identification number or Federal social security number, or both such numbers when the payee has both such numbers. Failure to include this number or numbers may delay payment. Where the payee does not have such number or numbers, the payee, on its invoice or New York State standard voucher, must give the reason or reasons why the payee does not have such number or numbers.

(b) PRIVACY NOTIFICATION. (1) The authority to request the above personal information from a seller of goods or services or a lessor of real or personal property, and the authority to maintain such information, is found in Section 5 of the State Tax Law. Disclosure of this information by the seller or lessor to the State is mandatory. The principal purpose for which the information is collected is to enable the date to identify individuals, businesses and others who have been delinquent in filing tax returns or may have understated their tax liabilities and to generally identify persons affected by the taxes administered by the Commissioner of Taxation and Finance. The information will be used for tax administration purposes and for any other purpose authorized by law.

(2) The personal information is requested by the purchasing unit of the agency contracting to purchase the goods or services or lease the real or personal property covered by this contract or lease. The information is maintained in New York State's Central Accounting System by the Director of Accounting Operations, Office of the State Comptroller, AESOB, Albany, New York 12236.

12. EQUAL EMPLOYMENT OPPORTUNITIES FOR MINORITIES AND WOMEN. In accordance with
Section 312 of the Executive Law, if this contract is: (i) a written agreement or purchase order instrument, providing for a total expenditure in excess of $25,000.00, whereby a contracting agency is committed to expend or does expend funds in return for labor, services, supplies, equipment, materials or any combination of the foregoing, to be performed for, or rendered or furnished to the contracting agency; or (ii) a written agreement in excess of $100,000.00 whereby a contracting agency is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvements thereon; or (iii) a written agreement in excess of $100,000.00 whereby the owner of a State assisted housing project is committed to expend or does expend funds for the acquisition, construction, demolition, replacement, major repair or renovation of real property and improvements thereon for such project, then:

(a) The Contractor will not discriminate against employees or applicants for employment because of race, creed, color, national origin, sex, age, disability or marital status, and will undertake or continue listing programs of affirmative action to ensure that minority group members and women are afforded equal employment opportunities without discrimination. Affirmative action shall mean recruitment.

employment, job assignment, promotion, upgradings, demotion, transfer, layoff, or termination and rates of pay or other forms of compensation;

(b) at the request of the contracting agency, the Contractor shall request each employment agency, labor union, or authorized representative of workers with which it has a collective bargaining or other agreement or understanding, to furnish a written statement that such employment agency, labor union or representative will not discriminate on the basis of race, creed, color, national origin, sex, age, disability or marital status and that such union or representative will affirmatively cooperate in the implementation of the contractor's obligations herein; and

(c) the Contractor shall state, in all solicitations or advertisements for employees, that, in the performance of the State contract, all qualified applicants will be afforded equal employment opportunities without discrimination because of race, creed, color, national origin, sex, age, disability or marital status.

Contractor will include the provisions of "a", "b", and ."c" above, in every subcontract over $25,000.00 for the construction, demolition, replacement, major repair, renovation, planning or design of real property and improvements thereon (the "Work") except where the Work is for the beneficial use of the Contractor.
Section 312 does not apply to: (i) work, goods or services unrelated to this contract; or (ii) employment outside New York State; or (iii) banking services, insurance policies or the sale of securities. The State shall consider compliance by a contractor or subcontractor with the requirements of any federal law concerning equal employment opportunity which effectuates the purpose of this section. The contracting agency shall determine whether the imposition of the requirements of the provisions hereof duplicate or conflict with any such federal law and if such duplication or conflict exists, the contracting agency shall waive the applicability of Section 312 to the extent of such duplication or conflict. Contractor will comply with all duly promulgated and lawful rules and regulations of the Governor's Office of Minority and Women's Business Development pertaining hereto.

13. CONFLICTING TERMS. In the event of a conflict between the terms of the contract (including any and all attachments thereto and amendments thereof) and the terms of this Appendix A, the terms of this Appendix A shall control.

14. GOVERNING LAW. This contract shall be governed by the laws of the State of New York except where the Federal supremacy clause requires otherwise.

15. LATE PAYMENT. Timeliness of payment and any interest to be paid to Contractor for late payment shall be governed by Article II-A of the State Finance Law to the extent required by law.

16. NO ARBITRATION. Disputes involving this contract, including the breach or alleged breach thereof, may not be submitted to binding arbitration (except where statutorily authorized), but must, instead, be heard in a court of competent jurisdiction of the State of New York.

17. SERVICE OF PROCESS. In addition to the methods of service allowed by the State Civil Practice Law & Rules ("CPLR"), Contractor hereby consents to service of process upon it by registered or certified mail, return receipt requested. Service hereunder shall be complete upon Contractor's actual receipt of process or upon the State's receipt of the return thereof by the United States Postal Service as refused or undeliverable. Contractor must promptly notify the State, in writing, if each and every change of address to which service of process can he made. Service by the State to the last known address shall _____________ Contractor will have thirty (30) calendar days after service __________ complete in which to respond.

18. PROHIBITION ON PURCHASE OF TROPICAL HARDWOODS. The Contractor certifies and warrants that all wood products to be used under this contract award will be in accordance with, but not limited to, the specifications and provisions of State Finance Law Section 165. (Use of Tropical Hardwoods) which prohibits purchase and use of tropical hardwoods, unless specifically exempted, by the State or any governmental agency or political subdivision or public benefit corporation. Qualification for an exemption under this law will be the responsibility of the contractor to establish to meet with the approval of the State.

In addition, when any portion of this contract involving the use of woods, whether supply or installation, is to be performed by any subcontractor, the prime Contractor will indicate and certify in the submitted bid proposal that the subcontractor has been informed and is in compliance with specifications and provisions regarding use of tropical hardwoods as detailed in Section 165 State Finance Law. Any such use must meet with the approval of the State; otherwise, the bid may not be considered responsive. Under bidder certifications, proof of qualification for exemption will be the responsibility of the Contractor to meet with the approval of the State.

19. MACBRIDE FAIR EMPLOYMENT PRINCIPLES. IN accordance with the MacBride Fair Employment Principles (Chapter 807 of the Laws of 1992), the Contractor hereby stipulates that the Contractor either (a) has no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations in Northern Ireland in accordance with the MacBride Fair Employment Principles (as described in Section 165 of the New York State Finance Law), and shall permit independent monitoring of compliance with such principles.

20. OMNIBUS PROCUREMENT ACT OF 1992. It is the policy of New York State to maximize opportunities for the participation of New York State business enterprises, including minority and women-owned business enterprises as bidders, subcontractors and suppliers on its procurement contracts.

Information on the availability of New York State subcontractors and suppliers is available from:

     NYS Department of Economic Development
     Division for Small Business 30 South Pearl St -- 7th Floor Albany, New York 12245
     Telephone: 518-292-5220

A directory of certified minority and women-owned business enterprises is available from:

     NYS Department of Economic Development
     Division of Minority AND Women's Business Development
     30 South Pearl St - 2nd Floor ALBANY, New YORK 12245
     HTTP://WWW.EMPIRE.STATE.NY.US

The Omnibus Procurement Act of 1992 requires that by signing this bid proposal or contract, as applicable, Contractors certify. that whenever the total bid amount is greater than $1 million:

(a) The Contractor has made reasonable efforts to encourage the participation of New York State Business Enterprises as suppliers and subcontractors, including certified minority and women-owned business enterprises, on this project, and has retained the documentation of these efforts to be provided upon request to the State;

(b) The Contractor has complied with the Federal Equal Opportunity Act of 1972 (P.L. 92-261), as amended;

(c) The Contractor agrees to make reasonable efforts to provide notification to New York State residents of employment opportunities on this project through listing any such positions with the Job Service Division of the New York State Department of Labor, or providing such notification in such manner as is consistent with existing collective bargaining contracts or agreements. The Contractor agrees to document these efforts and to provide said documentation to the State upon request; and

(d) The Contractor acknowledges notice that the State may seek to obtain offset credits from foreign countries as a result of this contract and agrees to cooperate with the State in these efforts.

21. RECIPROCITY AND SANCTIONS PROVISIONS. Bidders are hereby notified that if their principal place of business is located in a country, nation, province, state or political subdivision that penalizes New York State vendors, and if the goods or services they offer will be substantially produced or performed outside New York State, the Omnibus Procurement Act 1994 and 2000 amendments (Chapter 684 and Chapter 383, respectively) require that they be denied contracts which they would otherwise obtain. NOTE: As of May 15, 2002, the list of discriminatory jurisdictions subject to this provision includes the states of South Carolina, Alaska, West Virginia, Wyoming, Louisiana and Hawaii. Contact NYS Department of Economic Development for a current list of jurisdictions subject to this provision.

22. PURCHASES OF APPAREL. In accordance with State Finance Law 162 (4-a), the State shall not purchase any apparel from any vendor unable or unwilling to certify that: (i) such apparel was manufactured in compliance with all applicable labor and occupational safety laws, including, but not limited to, child labor laws, wage and hours laws and workplace safety laws, and (ii) vendor will supply, with its bid (or, if not a bid situation, prior to or at the time of signing a contract with the State), if known, the names and addresses of each subcontractor and a list of all manufacturing plants to be utilized by the bidder.

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
             The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                  June 17, 2003

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street 5th Floor
New York, NY 10001

Dear Ms. Ajmani:

     Enclosed for your signature are two copies of Appendix X which amends the previously executed Family Health Plus contract between CarePlus, LLC and the New York State Department of Health. The amendment incorporates revised capitation rates for this contract effective April 1, 2003. The amendment also adds Appendix Q, Federal Health Insurance Portability and Accountability Act (HIPAA) Business Associate Agreement, to the contract relative to your performance of facilitated enrollment services for Family Health Plus and Medicaid.

     Please sign both copies of the amendment, fully complete the notary section and have your signature notarized, and return both copies via express mail by June 30, 2003, or sooner if possible, to:

                                  Deborah Smead
                            NYS Department of Health
                       Bureau of Intergovernmental Affairs
                            Coming Towers, Room 2074
                                Albany, NY 12237

     Upon receipt of the signed amendment, the Office of Managed Care will sign and forward the amendment to the Office of the State Comptroller (OSC) and the Centers for Medicare and Medicaid Services (CMS) for approval. We will provide you with a copy of the OSC-approved amendment for your records.

     If you have any questions regarding the amendment, please contact me at
(518) 486-9015. Thank you for your cooperation in executing the amendment.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

Enclosure

                                   APPENDIX X

Agency Code 12000                       Contract No. C017699,
Period 4/1/03 - 9/30/03                 Funding Amount for Period
                                        Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Coming Tower. Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number C017699, as set forth below. The effective date of these modifications is April 1, 2003.

     1. The attached Table of Contents for Family Health Plus Model Contract is substituted for the period beginning April 1, 2003.

     2. The attached Appendix L Approved Capitation Rates for the FHPlus Program is substituted for the period beginning April 1, 2003.

     3. The attached Appendix 0 Federal Health Insurance Portability and Accountability Act ("HIPAA") Business Associate Agreement ("Agreement") is added for the period beginning April 1, 2003.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE AGENCY SIGNATURE


By: /s/ K. Ajmani                       By:
    ---------------------------------       ------------------------------------
     Karin Ajmani
    ---------------------------------
     Printed Name                           ------------------------------------
                                            Printed Name

Title: Executive Director               Title: Deputy Director, OMC
      -------------------------------         ----------------------------------
Date: 6/16/03                           Date: 3/17/05
      -------------------------------         ----------------------------------
                                        State Agency Certification:

                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        this contract.

STATE OF NEW YORK    )
                     ) SS.:
County of New York   )

On the 16th day of June 2005, before me personally appeared Karin Ajmani to me known, who being by me duly sworn, did depose and say that he/she resides at New York, NY, that he/she is the President & CEO of the CarePlus LLC d/b/a Care Plus Health Plan, the corporation described herein which executed the foregoing instrument and that he/she signed his/her name thereto by order of the board of directors of said corporation.

                                                      Evelyn Huang
                                             Notary Public State of New York
                                                  Lic. No. 02HU6001118
                                              Qualified in New York County
                                            Commission expires March 13, 2006

(Notary)


/s/ E Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE

Title:
       ------------------------------
Date:
      -------------------------------


                                     FHPLUS
                                   APPENDIX X
                                   APRIL 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Contract Cover Page/Signature Page

Recitals

Section 1    Definitions

Section 2    Agreement Term, Amendments, Extensions, and General Agreement
             Administration Provisions
             2.1     Term
             2.2     Amendments
             2.3     Approvals
             2.4     Entire Agreement
             2.5     Renegotiation
             2.6     Assignment and Subcontracting
             2.7     Termination
                     a. SDOH Initiated Termination of Agreement
                     b. Contractor and SDOH Initiated Termination
                     c. Contractor Initiated Termination
                     d. Termination Due to Loss of Funding
             2.8     Close-Out Procedures
             2.9     Rights and Remedies
             2.10    Notices
             2.11    Severability

Section 3    Compensation
             3.1     Capitation Payments
             3.2     Modification of Rates During Agreement Period
             3.3     Rate Setting Methodology
             3.4     Payment of Capitation
             3.5     Denial of Capitation Payments
             3.6     SDOH Right to Recover Premiums
             3.7     Third Party Health Insurance Determination
             3.8     Supplemental Maternity Capitation Payment
             3.9     Contractor Financial Liability
             3.10    Reinsurance
             3.11    Enrollment Limitations

Section 4    Service Area

Section 5    FHPlus Eligibles
             5.1     Eligible Persons


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Section 6    Enrollment
             6.1     Enrollment Guidelines
             6.2     Equality of Access to Enrollment
             6.3     Enrollment Decisions
             6.4     Prohibition Against Conditions on Enrollment
             6.5     Newborn Enrollment
             6.6     Effective Date of Enrollment
             6.7     Roster
             6.8     Automatic Re-Enrollment

Section 7    Initial Enrollment Period
             7.1     Initial Enrollment Period
             7.2     Disenrollment During Initial Enrollment Period
             7.3 Notifications Regarding Initial Enrollment Period and End of Initial Enrollment Period

Section 8    Disenrollment
             8.1     Disenrollment Guidelines
             8.2     Disenrollment Prohibitions
             8.3     Reasons for Voluntary Disenrollment
             8.4     Processing of Disenrollment Requests
             8.5     Contractor Notification of Disenrollments
             8.6     Contractor's Liability
             8.7     Enrollee Initiated Disenrollment
             8.8     Contractor Initiated Disenrollment
             8.9     LDSS Initiated Disenrollment

Section 9    Guaranteed Eligibility

Section 10   Benefit Package, Covered and Non-Covered Services
             10.1    Contractor Responsibilities
             10.2    Compliance with Applicable Laws
             10.3    Definitions
             10.4    Provision of Services Through Participating and
                     Non-Participating Providers
             10.5    Child Teen Health Program / Adolescent Preventive
                     Services/EPSDT
             10.6    Adult Protective Services
             10.7    Court-Ordered Services
             10.8    Family Planning and Reproductive Health Services
             10.9    Prenatal Care
             10.10   Direct Access
             10.11   Emergency Services


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             10.12   Services for Which Enrollees Can Self-Refer.
                     a. Behavioral Health Services
                     b. Vision Services
                     c. Diagnosis and Treatment of Tuberculosis
                     d. Family Planning/Reproductive Health
             10.13   Second Opinions for Medical or Surgical Care
             10.14   Coordination with Local Public Health Agencies
             10.15   Public Health Services
                     a. Tuberculosis Screening, Diagnosis and Treatment;
                        Directly Observed Therapy (TB/DOT)
                     b. Immunizations
                     c. Prevention and Treatment of Sexually Transmitted
                        Diseases
                     d. Lead Poisoning
             10.16   Adults with Chronic Illnesses and Physical or Developmental
                     Disabilities
             10.17   Persons Requiring Ongoing Mental Health Services
             10.18   Member Needs Relating to HIV
             10.19   Persons Requiring Chemical Dependence Services
             10.20   Native Americans
             10.21   Women, Infants, and Children (WIC)
             10.22   Coordination of Services
             10.23   Hospice Services

Section 11   Marketing
             11.1    Marketing Plan
             11.2    Marketing Activities
             11.3    Prior Approval of Marketing Materials, Procedures,
                     Subcontracts
             11.4    Marketing Infractions
             11.5    Additional Marketing Guidelines

Section 12   Member Services
             12.1    General Functions
             12.2    Translation and Oral Interpretation
             12.3    Communicating with the Visually, Hearing and Cognitively
                     Impaired

Section 13   Enrollee Notification
             13.1    Provider Directories/Office Hours for Participating
                     Providers
             13.2    Member ID Cards
             13.3    Member Handbooks
             13.4    Notification of Effective Date of Enrollment
             13.5    Notification of Enrollee Rights
             13.6    Enrollee's Rights To Advance Directives


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             13.7    Approval of Written Notices
             13.8    Contractor's Duty to Report Lack of Contact
             13.9    Contractor Responsibility to Notify Enrollee of Expected
                     Effective Date of Enrollment
             13.10   LDSS Notification of Enrollee's Change in Address
             13.11   Contractor Responsibility to Notify Enrollee of Effective
                     Date of Benefit Package Change
             13.12   Contractor Responsibility to Notify Enrollee of
                     Termination, Service Area Changes and Network Changes

Section 14   Complaint and Appeal Procedure
             14.1    Contractor's Program to Address Complaints
             14.2    Notification of Complaint and Appeal Program
             14.3    Guidelines for Complaint and Appeal Program
             14.4    Complaint Investigation Determinations

Section 15   Access Requirements
             15.1    Appointment Availability Standards
             15.2    Twenty-four (24) Hour Access
             15.3    Appointment Waiting Times
             15.4    Travel Time Standards
             15.5    Service Continuation
                     a. New Enrollees
                     b. Enrollees Whose Health Care Provider Leaves the Network
             15.6    Standing Referrals
             15.7    Specialist as a Coordinator of Primary Care
             15.8    Specialty Care Centers

Section 16   Quality Assurance
             16.1    Internal Quality Assurance Program
             16.2    Standards of Care

Section 17   Monitoring and Evaluation
             17.1    Right To Monitor Contractor Performance
             17.2    Cooperation During Monitoring And Evaluation
             17.3    Cooperation During Annual On-Site Review'
             17.4    Cooperation During Review of Services by External Review
                     Agency

Section 18   Contractor Reporting Requirements
             18.1    Time Frames for Report Submissions
             18.2    SDOH Instructions for Report Submissions
             18.3    Liquidated Damages


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             18.4 Notification of Changes in Report Due Dates, Requirements or Formats
             18.5    Reporting Requirements
                     a. Annual Financial Statements
                     b. Quarterly Financial Statements
                     c. Other Financial Reports
                     d. Encounter Data
                     e. Quality of Care Performance Measures
                     f. Complaint Reports
                     g. Fraud and Abuse Reporting Requirements
                     h. Participating Provider Network Reports
                     i. Appointment Availability/Twenty-Four Hour (24)
                        Access and Availability Surveys
                     j. Clinical Studies
                     k. Independent Audits
                     1. New Enrollee Health Screening Completion-Report
                     m. No Contact Report
                     n. Additional Reports
                     o. LDSS Specific Reports
             18.6    Ownership and Related Information Disclosure
             18.7    Revision of Certificate of Authority
             18.8    Public Access to Reports
             18.9    Professional Discipline
             18.10 Certification Regarding Individuals Who Have Been Debarred or Suspended by Federal or State Government
             18.11   Conflict of Interest Disclosure
             18.12   Physician Incentive Plan Reporting

Section 19   Records Maintenance and Audit Rights
             19.1    Maintenance of Contractor Performance Records
             19.2    Maintenance of Financial Records and Statistical Data
             19.3    Access to Contractor Records
             19.4    Retention Periods

Section 20   Confidentiality
             20.1    Confidentiality of Identifying Information about FHPLUS
                     Enrollees and Applicants
             20.2    Confidentiality of Medical Records .
             20.3    Length of Confidentiality Requirements

Section 21   Participating Providers
             21.1    Network Requirements
             21.2    Credentialing


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

           TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             21.3    SDOH Exclusion or Termination of Providers
             21.4    Evaluation Information
             21.5    Payment In Full
             21.6    Choice/Assignment of PCPs
             21.7    PCP Changes
             21.8    PCP Status Changes
             21.9    PCP Responsibilities
             21.10   Member to Provider Ratios
             21.11   Minimum Office Hours
             21.12   Primary Care Practitioners
             21.13   PCP Teams
             21.14   Hospitals
             21.15   Dental Networks
             21.16   Behavioral Health Services Providers
             21.17   Laboratory Procedures
             21.18   Federally Qualified Health Centers (FQHCs)
             21.19   Provider Services Function

Section 22   Subcontracts and Provider Agreements
             22.1    Written Subcontracts
             22.2    Permissible Subcontracts
             22.3    Provision of Services Through Provider Agreements
             22.4    Approvals
             22.5    Required Components
             22.6    Timely Payment
             22.7    Restrictions on Disclosure
             22.8    Transfer of Liability
             22.9    Termination of Health Care Professional Agreements
             22.10   Health Care Professional Hearings
             22.11   Non-Renewal of Provider Agreements
             22.12   Physician Incentive Plan

Section 23   Fraud and Abuse Prevention Plan

Section 24   Americans With Disabilities Act Compliance Plan

Section 25   Fair Hearings
             25.1    Enrollee Access to Fair Hearing Process
             25.2    Enrollee Rights to a Fair Hearing
             25.3    Contractor Notice to Enrollees
             25.4    Aid Continuing
             25.5    Responsibilities of SDOH
             25.6    Contractor's Obligations


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

Section 26   External Appeal
             26.1    Basis for External Appeal
             26.2    Eligibility For External Appeal
             26.3    External Appeal Determinations
             26.4    Compliance With External Appeal Laws and Regulations

Section 27   Intermediate Sanctions

Section 28   Environmental Compliance

Section 29   Energy Conservation

Section 30   Independent Capacity of Contractor

Section 31   No Third Party Beneficiaries

Section 32   Indemnification
             32.1    Indemnification by Contractor
             32.2    Indemnification by SDOH

Section 33 Prohibition on Use of Federal Funds for Lobbying
             33.1    Prohibition of Use of Federal Funds for Lobbying
             33.2    Disclosure Form to Report Lobbying
             33.3    Disclosure Requirements for Subcontractors

Section 34 Non-Discrimination
             34.1    Equal Access to Benefit Package
             34.2    Non-discrimination
             34.3    Equal Employment Opportunity
             34.4    Native Americans Access to Services From Tribal or Urban
                     Indian Health Facility

Section 35 Compliance with Applicable Laws
             35.1    Contractor and SDOH Compliance With Applicable Laws
             35.2    Nullification of Illegal, Unenforceable, Ineffective or
                     Void Agreement Provisions
             35.3    Certificate of Authority Requirements
             35.4    Contractor's Financial Solvency Requirements
             35.5    Compliance With Care For Maternity Patients
             35.6    Informed Consent Procedures for Hysterectomy and
                     Sterilization
             35.7    Non-Liability of Enrollees For Contractor's Debts


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

             35.8    SDOH Compliance With Conflict of Interest Laws
             35.9    Compliance With PHL Regarding External Appeals

Section 36   New York State Standard Contract Clauses

Section 37   Miscellaneous


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

             TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

                                   APPENDICES

           NEW YORK STATE STANDARD CLAUSES AND LOCAL STANDARD CLAUSES

B.   Certification Regarding Lobbying

B-1. Standard Contract/Bid Insert Form

C. New York State Department of Health FHPlus Guidelines for the Provision of Family Planning and Reproductive Health Services

D.   New York State Department of Health FHPLUS Marketing Guidelines

E.   New York State Department of Health FHPlus Member Handbook Guidelines

F. New York State Department of Health FHPLUS Complaint and Appeals Program Guidelines

G. New York State Department of Health Guidelines for the Provision of Emergency Care and Services for the FHPlus Program

H. New York State Department of Health Guidelines for the Processing of Enrollments and Disenrollments for the FHPlus Program

I. New York State Department of Health Guidelines for Use of Medical Residents in the FHPlus Program

J. New York State Department of Health Guidelines for FHPlus Compliance with the Americans with Disabilities Act

K. New York State Department of Health FHPlus Prepaid Benefit Package Definitions of Covered and Non-Covered Services

L.   Approved Capitation Payment Rates for the FHPlus Program

M.   Service Area for the FHPLUS Program

N.   Proof of Worker's Compensation Coverage

O.   Proof of Disability Insurance Coverage


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

           TABLE OF CONTENTS FOR FAMILY HEALTH PLUS MODEL CONTRACT

     FHPlus Facilitated Enrollment, if applicable

0. Federal Health Insurance Portability and Accountability Act ("HIPAA") Business Associate Agreement ("Agreement"), if applicable

X.   Modification Agreement Form


                                     FHPLUS
                                TABLE OF CONTENTS
                                  APRIL 1, 2003

                                 CAREPL US, LLC

                            FAMILY HEALTH PLUS RATES
                 EFFECTIVE APRIL 1, 2003 THROUGH MARCH 31, 2004

         ADULTS WITH   ADULTS WITHOUT   ADULTS WITHOUT
           CHILDREN       CHILDREN         CHILDREN      MATERNITY
COUNTY     19 - 64         19 - 29          30 - 64         KICK
------   -----------   --------------   --------------   ---------
NYC        $245.19         $262.33          $344.81      $4,363.06

OPTIONAL BENEFITS INCLUDED IN THE ABOVE RATES:
FAMILY PLANNING: YES   DENTAL: YES

                                   APPENDIX Q
     FEDERAL HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT ("I IPAA")
                   BUSINESS ASSOCIATE AGREEMENT ("AGREEMENT")

With respect to its performance of facilitated enrollment services for Family Health Plus and Medicaid, the Contractor shall comply with the following:

I.   Definitions:

          (a)  "Business Associate" shall mean the CONTRACTOR.

          (b)  "Covered Program" shall mean the STATE.

          (c) Other terms used, but not otherwise defined, in this Agreement shall have the same meaning as those terms in the federal Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and its implementing regulations, including those at 45 CFR Parts 160 and 164.

II.  Obligations and Activities of the Business Associate:

          (a) The Business Associate agrees to not use or further disclose Protected Health Information other than as permitted or required by this Agreement or as required by law.

          (b) The Business Associate agrees to use the appropriate safeguards to prevent use or disclosure of the Protected Health Information other than as provided for by this Agreement.

          (c) The Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to the Business Associate of a use or disclosure of Protected Health Information by the Business Associate in violation of the requirements of this Agreement.

          (d) The Business Associate agrees to report to the Covered Program, any use or disclosure of the Protected Health Information not provided for by this Agreement, as soon as reasonably practicable of which it becomes aware.

          (e) The Business Associate agrees to ensure that any agent, including a subcontractor, to whom it provides Protected Health Information received from, or created or received by the Business Associate on behalf of the Covered Program agrees to the same restrictions and conditions that apply through this Agreement to the Business Associate with respect to such information.


                                     FHPLUS
                                   APPENDIX Q

          (f) The Business Associate agrees to provide access, at the request of the Covered Program, and in the time and manner designated by the Covered Program, to Protected Health Information in a Designated Record Set, to the Covered Program or, as directed by the Covered Program, to an Individual in order to meet the requirements under 45 CFR 164.524, if the Business Associate has Protected Health Information in a designated record set.

          (g) The Business Associate agrees to make any amendment(s) to Protected Health Information in a designated record set that the Covered Program directs or agrees to pursuant to 45 CFR 164.526 at the request of the Covered Program or an Individual, and in the time and manner designated by Covered Program, if the Business Associate has Protected Health Information in a designated record set.

          (h) The Business Associate agrees to make internal practices, books, and records relating to the use and disclosure of Protected Health Information received from, or created or received by the Business Associate on behalf of, the Covered Program available to the Covered Program, or to the Secretary of Health and Human Services, in a time and manner designated by the Covered Program or the Secretary, for purposes of the Secretary determining the Covered Program's compliance with the Privacy Rule.

               The Business Associate agrees to document such disclosures of Protected Health Information and information related to such disclosures as would be required for Covered Program to respond to a request by an Individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR 164.528.

          (i) The Business Associate agrees to provide to the Covered Program or an Individual, in time and manner designated by Covered Program, information collected in accordance with this Agreement, to permit Covered Program to respond to a request by an Individual for an accounting of disclosures of Protected Health Information in accordance with 45 CFR 164.528.

III. Permitted Uses and Disclosures by Business Associate

          (a)  General Use and Disclosure Provisions

               Except as otherwise-limited in this Agreement, the Business Associate may use or disclose Protected Health Information to perform functions, activities, or services for, or on behalf of, the Covered Program as specified in the Agreement to which this is an addendum, provided that such use or disclosure would not violate the Privacy Rule if done by Covered Program.


                                     FHPLUS
                                   APPENDIX Q

          (b)  Specific Use and Disclosure Provisions

               (1) Except as otherwise limited in this Agreement, the Business Associate may disclose Protected Health Information for the proper management and administration of the Business Associate, provided that disclosures are required by law, or Business Associate obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as required by law or for the purpose for which it was disclosed to the person, and the person notifies the Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached.

               (2) Except as otherwise limited in this Agreement, Business Associate may use Protected Health Information for the proper management and administration of the Business Associate or to carry out its legal responsibilities and to provide Data Aggregation services to Covered Program as permitted by 45 CFR 164.504(e)(2)(i)(B). Data Aggregation includes the combining of protected information created or received by a Business Associate through its activities under this Agreement with other information gained from other sources.

               (3) The Business Associate may use Protected Health Information to report violations of law to appropriate federal and State authorities, consistent with 45 CFR Section 164.502(j)(1).

IV.  Obligations of Covered Program

     Provisions for the Covered Program To Inform the Business Associate of Privacy Practices and Restrictions

          (a) The Covered Program shall notify the Business Associate of any limitation(s) in its notice of privacy practices of the Covered Program in accordance with 45 CFR 164.520, to the extent that such limitation may affect the Business Associate's use or disclosure of Protected Health Information.

          (b) The Covered Program shall notify the Business Associate of any changes in, or REVOCATION of, permission by the Individual to use or disclose Protected Health Information to the extent that such changes may affect the Business Associate's use or disclosure of Protected Health Information.

          (c) The Covered Program shall notify the Business Associate of any restriction to the use or disclosure of Protected Health Information that the Covered Program has agreed to in accordance with 45 CFR 164.522, to the extent that such restriction may affect the Business Associate's use or disclosure of Protected Health Information.


                                     FHPLUS
                                   APPENDIX Q

V.   Permissible Requests by Covered Program

     The Covered Program shall not request the Business Associate to use or disclose Protected Health Information in any manner that would not be permissible under the Privacy Rule if done by Covered Program, except if the Business Associate will use or disclose protected health information for, and the contract includes provisions for, data aggregation or management and administrative activities of Business Associate.

VI.  Term and Termination

          (a) Term. The Term of this Agreement shall be effective as of the date noted on page one of this Agreement, at the end of which time all of the Protected Health Information provided by Covered Program to Business Associate, or created or received by Business Associate on behalf of Covered Program, shall be destroyed or returned to Covered Program in accordance with paragraph (c) of this section.

          (b) Termination for Cause. Upon the Covered Program's knowledge of a material breach by Business Associate, Covered Program may provide an OPPORTUNITY for the Business Associate to cure the breach and end the violation or may terminate this Agreement and the master Agreement if the Business Associate does not cure the breach AND end the violation within the time specified by Covered Program, or the Covered Program may immediately terminate this Agreement and the master Agreement if the Business Associate has breached a material term of this Agreement and cure is not possible. If the Covered Program terminates this Agreement for cause under this paragraph, all Protected Health Information provided by Covered Program to Business Associate, or created or received by Business Associate on behalf of Covered. Program, shall be destroyed or returned to the Covered Program in accordance with paragraph (c) of this section.

          (c)  Effect of Termination.

               (i) Upon termination of this Agreement for any reason, Protected Health Information provided to Business Associate on either the Growing Up Healthy or Access New York Health Care applications that have been fully processed by Business Associate shall be destroyed by Business Associate, or, if it is infeasible for Business Associate to destroy such information, Business Associate shall provide to the Covered Program notification of the conditions that make destruction infeasible and, upon mutual agreement of the Parties, return Protected Health Information to the Covered Program.


                                     FHPLUS
                                   APPENDIX Q

                                   (DOH LOGO)
                                STATE OF NEW YORK
                              DEPARTMENT OF HEALTH

                                  Corning Tower
          The Governor Nelson A. Rockefeller Empire State Plaza
                             Albany, New York 12237

Antonia C. Novello, M.D., M.P.H., Dr.P.H.          Dennis P. Whalen
Commissioner                                       Executive Deputy Commissioner

                                December 3, 2002

Ms. Karin Ajmani
Executive Director
CarePlus, LLC
21 Penn Plaza
360 West 31st Street, 5th Floor
New York, NY 10001

Dear Ms. Ajmani:

     Enclosed for your records is a copy of the fully executed amendment to your Family Health Plus contract (approved by the Office of the State Comptroller) which incorporates revised capitation rates effective October 1, 2002. The amendment also incorporates revisions to the contract resulting from changes to the alcohol and substance abuse services delivery system generated by the Office of Alcohol and Substance Abuse Services (OASAS).

     Thank you for your cooperation in executing this amendment. If you have any questions regarding the enclosed document, please contact me at (518) 473-1584.

                                        Sincerely,


                                        /s/ Deborah Smead
                                        ----------------------------------------
                                        Deborah Smead
                                        Bureau of Intergovernmental Affairs
                                        Office of Managed Care

Enclosure

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Coming Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number C017699 as set forth below. The effective date of these modifications is October 1, 2002.

1.   The definition of "Alcohol and Substance Abuse Services" is deleted from section 1 Definitions.

2. The definition of "Behavioral Health Services" in section 1 Definitions is amended to read as follows:

"BEHAVIORAL HEALTH Services" means services to address mental health disorders and/or chemical dependence.

3. A definition of "Chemical Dependence Services" is added to section 1 Definitions and reads as follows:

"CHEMICAL DEPENDENCE SERVICES" means examination, diagnosis, level of care determination, treatment, rehabilitation, or habilitation of persons suffering from chemical abuse or dependence, and includes the provision of alcohol and/or substance abuse services.

4. A definition of "Detoxification Services" is added to section 1 Definitions and reads as follows:

"DETOXIFICATION Services" means Medically Managed Detoxification Services and Medically Supervised Inpatient and Outpatient Withdrawal Services as defined in Appendix K.

5. Paragraph (el of section 5.1 Eligible Persons is amended to read as follows:

          e) Not in receipt of health care coverage or insurance, unless it is one of the excepted benefits as defined by the Health Insurance Portability and Accountability Act listed below:

               i)   accident-only coverage or disability income insurance

               ii)  coverage issued as a supplement to liability insurance

               iii) liability insurance, including auto insurance


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

                                   APPENDIX X

Agency Code 12000 Contract No. C017699 (F BUREAU OF (INTER)GOVERNMENTAL AFFAIRS)

Period 10/1/02 - 9/30/03   Funding Amount for Period Based on approve calm a ___

               iv)  workers compensation or similar insurance

               v)   automobile medical payment insurance

               vi)  credit-only insurance

               vii) coverage for on-site medical clinics

               viii) dental-only, vision-only, or long-term care insurance

               ix)  specified disease coverage

               x)   hospital indemnity or other fixed dollar indemnity coverage

               xi)  Medicare supplemental only or CHAMPUS supplemental coverage.

6. Paragraphs (a) and (b) of section 10.7 Court Ordered Services are amended to read as follows:

               The Contractor shall provide any Benefit Package services to Enrollees ordered by a court of competent jurisdiction regardless of whether the court order requires such services be provided by a Participating Provider within the Contractor's network or a Non-Participating Provider. Non-Participating Providers shall be reimbursed by the Contractor at the Medicaid fee schedule. The Contractor is responsible for court-ordered services to the extent that such services are covered and reimbursable by Family Health Plus.

          b) Court Ordered Services are those services ordered by the court performed by, or under the supervision of a physician, dentist, or other provider qualified under State Law to furnish medical, dental, behavioral health, or other FHPlus covered services. The Contractor is responsible for payment of those FHPlus services covered by the Benefit Package even when the providers are not in the Contractor's provider network.

7. Paragraph (e) of section 10.11 Emergency Services is amended to read as follows:

          e) Emergency transportation is included in the Contractor's Benefit Package. The Contractor shall provide reimbursement for all emergency ambulance services without regard to final diagnosis or prudent layperson standards.

8. Paragraph (a) of section 10.12 Services for Which Enrollees Can Self-Refer is amended to read as follows:

          a)   Behavioral Health Services

               The Contractor will allow Enrollees to make a self referral for one mental health assessment from a Participating Provider and one Chemical Dependence assessment from a Chemical Dependence Participating Provider in any calendar year period without requiring pre-authorization or referral from the Enrollee's Primary Care Provider.


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

               i) The Contractor shall make available to all Enrollees a complete listing of its participating Behavioral Health Services providers.

               ii) The Contractor will also ensure that its Participating Providers have available and use formal assessment instruments to identify Enrollees requiring Behavioral Health Services and to determine the types of services that should be furnished.

               iii) The Contractor will implement policies and procedures to ensure that Enrollees receive follow-up Benefit Package services from appropriate providers based on the findings of their behavioral health assessments.

               iv) The Contractor will implement policies and procedures to ensure that Enrollees are referred to appropriate Chemical Dependence providers based on the findings of the Chemical Dependence assessment by the Contractor's Participating Provider.

9. Paragraphs (c) and (d) of section 10.17 Persons Requiring Ongoing Mental Health Services are amended to read as follows:

          c) Satisfactory case management systems or satifactory case management.

          d) Satisfactory systems for coordinating service delivery among physical health and behavioral health providers, and coordinating services with other available services, including social services.

10. Section 10.19 Persons Requiring Alcohol/Substance Abuse Services is amended to read as follows:

     10.19 Persons Requiring Chemical Dependence Services

     The Contractor will have in place all of the following for its Enrollees requiring Chemical Dependence Services:

          a) Participating Provider networks consisting of licensed providers, as defined in Section 21.16 of this Agreement.

          b) Satisfactory methods for identifying persons requiring such services and encouraging self-referral and early entry into treatment. In the case of pregnant women, having methods for referring to OASAS for appropriate services beyond the Contractor's Benefit Package (e.g., halfway houses).

          c) Satisfactory systems of care (provider networks and referral processes sufficient to ensure that emergency services can be provided in a timely manner), including crisis services.

          d)   Satisfactory case management systems.


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

          e) Satisfactory systems for coordinating service delivery between physical health and behavioral health providers, and coordinating in-plan services with other services, including Social Services.

     The Contractor also agrees to participate in the local planning process for serving persons with chemical dependence, to the extent requested by the LDSS. At the LDSS's discretion, the Contractor will develop linkages with local governmental units on coordination procedures and standards related to Chemical Dependence Services and related activities.

11. Paragraph (i) of section 10.22 Coordination of Services is amended to read as follows:

     local governmental units responsible for public health, mental health, mental retardation or chemical dependence services; and

12.  Section 13.2 (a) Member ID Cards is amended to read as follows:

          a) The Contractor must issue an identification card to the Enrollee containing the following information:

               i.   the name of the Enrollee's clinic (if applicable);

               ii. the name of the Enrollee's PCP and the PCP's telephone number;

               iii. the member services toll free telephone number;

               iv. the twenty-four (24) hour toll free telephone number that Enrollees may use to access information on obtaining services when his/her PCP is not available; and

               v.   the Enrollee's Client Identification Number (CIN).

13. Section 21.16 Mental Health, Alcohol and Substance Abuse Providers is amended to read as follows:

     21.16 Behavioral Health Services Providers

          The Contractor will include a full array of mental health and Chemical Dependence Services providers in its networks in sufficient numbers to assure accessibility to Benefit Package services on the part of Enrollees, using either individual, appropriately licensed practitioners or New York State Office of Mental Health (OMH) and Office of Alcohol and Substance Abuse Services (OASAS) licensed programs and clinics, or both.

          The State defines Behavioral Health Services providers to include the following: Individual Practitioners, Psychiatrists, Psychologists, Psychiatric Nurse Practitioners, Psychiatric Clinical Nurse Specialists, Licensed Certified Social Workers, OMH and OASAS Programs and Clinics, and providers of Mental Health and/or Chemical Dependence Services certified or licensed pursuant to Articles 23 or 31 of Mental


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

          Hygiene Law, as appropriate. OASAS programs include Certified Drug and Alcohol Counselors employed only by OASAS licensed programs.

14. Section 21 Participating Providers is amended to add paragraph 21.20 to read as follows:

     21.20 Pharmacies

The Contractor must include network pharmacies in sufficient numbers to meet the following distance/travel time standards:

-    Non-Metropolitan areas - 30 miles/30 minutes.

-    Metropolitan areas - 30 minutes by public transportation.

Transport time and distance in rural areas may be greater than thirty (30) minutes or thirty (30) miles only if based on the community standard for accessing care or if by Enrollee choice. Where greater, the exceptions must be justified and documented by SDOH on the basis of community standards.

The Contractor also must contract with twenty-four (24) hour pharmacies and must ensure that all Enrollees have access to at least one such pharmacy within thirty (30) minutes travel time (by car or public transportation) from the Enrollee's residence, unless none are located within such a distance. If none are located within thirty (30) minutes travel time, the Contractor must include the closest site in its network.

For certain conditions, such as hemophilia, PKU, and cystic fibrosis, the Contractor is encouraged to make pharmacy arrangements with specialty centers treating these conditions, when such centers are able to demonstrate quality and cost effectiveness.

The Contractor may make use of mail order prescription deliveries, where clinically appropriate and desired by the Enrollee.

The Contractor may utilize its existing formularies and may employ the services of a Pharmacy Benefit Manager or Utilization Review agent, provided that such manager or agent covers all therapeutic classes and maintains an internal and external review process for medical exceptions.

15. The first paragraph of the definition of Vision Services in Appendix K New York State Department of Health Family Health Plus Prepaid Benefit
     Package Definitions of Covered and Non-covered Services is amended to read as follows:

Emergency, preventive and routine eye care are covered. Eye care includes the services of optometrists, ophthalmologists and ophthalmic dispensers, and includes eyeglasses, medically necessary contact lenses and polycarbonate lenses, artificial eyes (stock or custom-made), low vision aids and low vision services. Eye care coverage includes the replacement of lost or


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002
destroyed eyeglasses. The replacement of the complete pair of eyeglasses should duplicate the original prescription and frames. Coverage also includes the repair or replacement of parts in situations where the damage is the result of causes other than defective workmanship. Replacement parts should duplicate the original prescription and frames. Repairs to and replacements of frames and/or lenses must be rendered as needed.

16. The definitions of "Mental Health/Alcohol and Substance Abuse Services (Outpatient Services)" and "Mental Health/Alcohol and Substance Abuse. Services (Inpatient Services)" are deleted from Appendix K New York State Department of Health Family Health Plus Prepaid Benefit Package Definitions of Covered and Non-covered Services and are replaced by a definition of Behavioral Health Services in Appendix K, which reads as follows:

BEHAVIORAL HEALTH SERVICES

Behavioral Health Services include Chemical Dependence and Mental Health Services with a combined service limit of 30 inpatient days and 60 outpatient visits in a calendar year except for Detoxification Services (Medically Managed Inpatient Detoxification and Medically Supervised Inpatient and Outpatient Withdrawal Services). Detoxification Services are not subject to these service limits but persons may self-refer for an assessment only once a year in accordance with paragraph F of section I and paragraph C of section II of this Appendix.

I.   Chemical Dependence Services

     Chemical Dependence Services in the Benefit Package include inpatient and outpatient rehabilitation and treatment services, including Detoxification Services as described below.

          A.   Detoxification Services

               1.   Medically Managed Inpatient Detoxification

                    Medically Managed Inpatient Detoxification Programs operated in accordance with the standards set forth in 14 NYCRR
                    Section 816.6, or when applicable, under Article 28 of the Public Health Law (P.H.L.). All of these standards are incorporated by reference into this Agreement as if fully set forth herein.

               2.   Medically Supervised Withdrawal

                    Medically Supervised Inpatient Withdrawal

                    Medically Supervised Inpatient Withdrawal Programs operated in accordance with the standards set forth in 14 NYCRR
                    Section 816.7, which is incorporated by reference into this Agreement as if fully set forth herein.


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

     b.   Medically Supervised Outpatient Withdrawal

          Medically Supervised Outpatient Withdrawal Programs offering treatment provided pursuant to the standards in 14 NYCRR Section 816.7 (f), (g), and (h), which are incorporated by reference into this Agreement as if fully set forth herein.

B.   Chemical Dependence Inpatient Rehabilitation and Treatment Services

     Chemical Dependence Inpatient Rehabilitation and Treatment Services provided in accordance with the standards set forth in 14 NYCRR Part 1034 and/or 14 NYCRR Section 381.4 or when promulgated in final form, 14 NYCRR
     Part 818. All of these regulations are incorporated by reference into this Agreement as if fully set forth herein.

C. Outpatient Substance Abuse Programs, Alcohol Outpatient Clinics, or Medically Supervised Ambulatory Chemical Dependence Outpatient Programs

     Outpatient Substance Abuse Programs, Alcohol Outpatient Clinics, or Medically Supervised Ambulatory Chemical Dependence Outpatient Programs operated in accordance with 14 NYCRR Part 1035, 14 NYCRR Part 380, or 10 NYCRR Part 751 or when promulgated in final form, 14 NYCRR Part 822. All of these regulations are incorporated by reference into this Agreement as if fully set forth herein.

D. Outpatient Alcoholism Rehabilitation Programs or Chemical Dependence Outpatient Rehabilitation Programs

     Outpatient Alcoholism Rehabilitation Programs or Chemical Dependence Outpatient Rehabilitation Programs operated in accordance with 14 NYCRR
     Part 380 or when promulgated in final, 14 NYCRR Part 822, both of which are incorporated by reference into this Agreement as if fully set forth herein.

E.   Outpatient Chemical Dependence for Youth Programs

     Outpatient Chemical Dependence for Youth Programs (OCDY) operated in accordance with 14 NYCRR Part 823, which is incorporated by reference into this Agreement as if fully set forth herein.

F.   Chemical Dependence Assessment Self-Referral

     Enrollees must be allowed to self-refer for one (1) assessment from a Contractor's participating provider in a calendar year.


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

H.   Mental Health Services

     A.   Inpatient Services

          The Contractor is financially responsible for providing all inpatient Mental Health services, including voluntary or involuntary hospital admissions for mental health services. The Contractor may provide the covered benefit for medically necessary mental health inpatient services through hospitals licensed pursuant to Article 28 of the New York State P.H.L.

     B.   Outpatient Services

          Include but are not limited to: assessment, stabilization, treatment planning, discharge planning, verbal therapies, education, symptom management, case management services, crisis intervention and outreach services, chlozapine monitoring and collateral services as certified by OMH. Services may be provided in-home, office or the community. Services may be provided by licensed OMH providers or by other providers of mental health services, including clinical psychologists and physicians. Further information regarding service coverage is provided in the following MMIS Provider Manuals: Clinic, Ambulatory Services for Mental Illness (Clinic Treatment Program), Clinical Psychology, and Physician (Psychiatric Services).

     C.   Mental Health Assessment Self-Referral

          Enrollees must be allowed to self-refer for one (1) Mental Health assessment from a Contractor's Participating Provider in a calendar year.

17. The attached Appendix L Approved Capitation Rates for the FHPlus Program is substituted for the period beginning October 1, 2002.

18. The attached Schedule I of Appendix P Facilitated Enrollment Reimbursement is substituted for the period beginning October 1, 2002.

All other provisions of said AGREEMENT shall remain in full force and effect.


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE                    STATE OF AGENCY SIGNATURE


                                        By:
-------------------------------------       ------------------------------------

-------------------------------------   -------------------------------------
             Printed Name                            Printed Name

Title: CEO                              Title: CEO

Date: ___________                       Date: ___________

                                        State Agency Certification:

                                        In addition to the acceptance of this
                                        contract, I also certify that original
                                        copies of this signature page will be
                                        attached to all other exact copies of
                                        contract.

STATE OF NEW YORK       )
                        )   SS:
County of __________    )
(Notary)

Date _____ 2002

the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

On the _____ day of _______________ 20__, before me ____________________________
_________________________________________________, to me known who being by
__________ worn, did _______________ depose and say ____________________________
that he/she is the __________________ of _______________________________________

                                                      Evelyn Huang
                                             Notary Public State of New York
                                                  Lic. No. 02HU6001118
                                              Qualified in New York County
                                            Commission expires March 13, 2006

(Notary)


/s/ Evelyn Huang
-------------------------------------
Notary


STATE COMPTROLLER'S SIGNATURE


-------------------------------------


Title:
       ------------------------------
Date:
      -------------------------------


                                     FHPLUS
                                   APPENDIX X
                                 OCTOBER 1, 2002

                                  CAREPLUS, LLC

                            FAMILY HEALTH PLUS RATES
                EFFECTIVE OCTOBER 1, 2002 THROUGH MARCH 31, 2003

            ADULTS WITH      ADULTS WITHOUT     ADULTS WITHOUT    MATERNITY
COUNTY   CHILDREN 19 - 64   CHILDREN 19 - 29   CHILDREN 30 - 64     KICK
------   ----------------   ----------------   ----------------   ---------
NYC           $245.19            $262.33            $344.81       $4,590.14
ORANGE        $267.20            $356.76            $439.14       $3,139.93
PUTNAM        $285.39            $418.72            $468.69       $3,378.76

OPTIONAL BENEFITS INCLUDED IN THE ABOVE RATES:

FAMILY PLANNING: Yes   DENTAL: Yes

                SCHEDULE I OF APPENDIX P PLAN NAME: CAREPLUS, LLC

     SDOH shall reimburse the Contractor $10.00 per member per month for Facilitated Enrollment activities up to a maximum amount of $115,040 for the time period October 1, 2002 to March 31, 2003. Such maximum amount shall be reimbursed to the Contractor in addition to the Capitation Rates shown in Appendix L of this Agreement. The Contractor acknowledges and accepts SDOH's right to discontinue the per member per month payment for Facilitated Enrollment activities if the above maximum dollar amount has been reimbursed to the Contractor. The Contractor acknowledges and accepts SDOH's right to recover from the Contractor any amount reimbursed in excess of the agreed upon maximum amount for Facilitated Enrollment activities during this period.

     Facilitated Enrollment reimbursement for the period beginning on April 1, 2003 will be reflected in the overall administrative expenses of the plan, subject to the normal rate negotiation process, and reflected in rates shown in Appendix L, in place of any separate per member per month amounts in this schedule.